Semi Annual Report

                                                                   June 30, 2002

FRANKLIN TEMPLETON

VARIABLE INSURANCE

PRODUCTS TRUST


























[LOGO]

When selecting a Fund, there are two things you should consider: 1) your investment objective; and 2) the degree of risk with which you feel comfortable. Before you make these decisions, you may want to review the investment strategy pyramid pictured to the right. The base of the pyramid represents investments emphasizing stability and preservation of capital. Moving up the pyramid, the categories reflect a greater focus on potential investment return -- categories that generally entail a greater degree of investment risk as well. Your financial advisor can help you find the right investment choices to match your unique needs and tolerance for risk. You should also review the Franklin Templeton Variable Insurance Products Trust prospectus for more information.


INVESTMENT STRATEGY PYRAMID

[INVESTMENT STRATEGY PYRAMID GRAPHIC]

Franklin Aggressive Growth Securities Fund/1/
Franklin Large Cap Growth Securities Fund
Franklin S&P 500 Index Fund
Franklin Small Cap Fund
Franklin Technology Securities Fund/1/
Mutual Discovery Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Growth Securities Fund

Franklin Global Communications Securities Fund
Franklin Growth and Income Securities Fund
Franklin Income Securities Fund
Franklin Real Estate Fund
Franklin Rising Dividends Securities Fund
Franklin Small Cap Value Securities Fund
Mutual Shares Securities Fund
Templeton Global Asset Allocation Fund/1/

Franklin High Income Fund
Franklin U.S. Government Fund
Templeton Global Income Securities Fund/1/
Franklin Zero Coupon Funds maturing in 2005 and 2010

Franklin Money Market Fund/1/






1.   Effective November 5, 2001, closed to new investors.

For service regarding your contract, please contact your investment representative. You may also call 1-800/792-7198 (VIP) or 1-800/624-0197 (Valuemark deferred variable annuity). To ensure the highest quality of service, telephone calls to or from a service center may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SEMIANNUAL REPORT TABLE OF CONTENTS



           Letter to Contract Owners............................   2
           A Word About Risk....................................   6
           Important Notes to Performance Information...........   7
           Fund Summaries
            Franklin Aggressive Growth Securities Fund..........   9
            Franklin Global Communications Securities Fund......  13
            Franklin Growth and Income Securities Fund..........  17
            Franklin High Income Fund...........................  23
            Franklin Income Securities Fund.....................  27
            Franklin Large Cap Growth Securities Fund...........  33
            Franklin Money Market Fund..........................  39
            Franklin Real Estate Fund...........................  41
            Franklin Rising Dividends Securities Fund...........  45
            Franklin S&P 500 Index Fund.........................  51
            Franklin Small Cap Fund.............................  55
            Franklin Small Cap Value Securities Fund
              (formerly Franklin Value Securities Fund).........  59
            Franklin Technology Securities Fund.................  65
            Franklin U.S. Government Fund.......................  71
            Franklin Zero Coupon Funds..........................  75
            Mutual Discovery Securities Fund....................  79
            Mutual Shares Securities Fund.......................  85
            Templeton Developing Markets Securities Fund........  93
            Templeton Foreign Securities Fund
              (formerly Templeton International Securities Fund)  99
            Templeton Global Asset Allocation Fund
              (formerly Templeton Asset Strategy Fund).......... 105
            Templeton Global Income Securities Fund............. 111
            Templeton Growth Securities Fund.................... 117
           Index Descriptions................................... 123
           Financial Highlights & Statements of Investments..... 127
           Financial Statements................................. 222
           Notes to Financial Statements........................ 240


Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Please Note: Franklin Templeton Variable Insurance Products Trust (FTVIP) currently consists of 24 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.


ALLZ SA02 08/02

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

This semiannual report for Franklin Templeton Variable Insurance Products Trust covers the period ended June 30, 2002. The six months under review was a time of flux, with signs of improvement and uncertainty within the world's economies and markets.

The U.S. economy expanded at a healthy pace as it pulled away from 2001's recession. Gross domestic product (GDP) growth rose at a 5.0% annualized rate in 2002's first quarter, due largely to resilient consumer demand bolstered by very low interest rates, relatively benign inflation and falling energy prices. Consequently, home and retail sales were robust but industrial production, employment and personal income grew only in fits and starts. Most corporations enacted stringent cost-containment measures, while at the same time reducing large inventories left over from 2001. The manufacturing and industrial sectors showed some of the strongest gains after a prolonged rout, a typical precursor to an economic recovery. By June, however, the rebound turned weaker than the government had anticipated, and second quarter 2002 GDP growth was estimated at just 1.1%.

Manufacturing and temporary jobs were on the rise but employment opportunities in most areas, especially the moribund services sector, remained weak despite a significant spike in employee productivity nationwide. Wavering consumer confidence levels, though higher than the 16-year average, reflected the uncertain economy and made little headway by June 2002. Consumers faced renewed terrorism worries, corporate scandals, the sluggish job market and record household debt loads. Even though corporate earnings improved, businesses began adopting a much leaner attitude and had yet to invest much capital toward plant and equipment purchases or upgrades. Noting the recovery's spotty nature, the Federal Reserve Board kept interest rates steady at 40-year lows throughout the reporting period, and in late June said that the U.S. economy had expanded at a "modest but uneven" pace since the first quarter's strong growth. At period-end the U.S. had a growing deficit coupled with rising government expenditures, much of which stemmed from the recent recession and newly enacted anti-terrorism measures. Also, the U.S. dollar's weakness became a concern. Its depreciation versus certain other currencies reflected falling demand for U.S. securities.

Globally, data releases portrayed an economic recovery that was uneven and struggling to gather momentum. With the U.S. as the world's leading market-based economy, others are compelled to follow, as happened during the reporting period. Trade to the U.S. increased, but globally the demand for international trade diminished somewhat. Higher unemployment and reduced personal consumption patterns across Europe hindered consumer and business confidence there. Asia and Latin America also suffered from reduced external demand for their goods and services. One bright spot was Japan, where the Bank of Japan announced that there were signs that its economy was stabilizing after years of turmoil. Japanese exports had their biggest quarterly increase in 21 years in first quarter 2002. However, the bank tempered its optimism by adding that it expected gains to slow. Rising exports and a pick-up in production typically assist in improving corporate profits and stimulating consumer demand. So with a world economy's nascent rebound being fueled by stronger exports, largely into the U.S., the lower U.S. dollar stood to undermine a key source of growth for Canada, Mexico, the U.K., the eurozone and Japan at period-end.

Economic uncertainty, war on terrorism, violence in the Middle East and a spate of negative corporate earnings news helped drive domestic equity markets lower throughout most of 2002's first half, continuing a two-year trend. But it was investors' sense of trust, or lack thereof, that most considered the greatest cloud hanging over the stock markets. Specifically, business practices came under scrutiny due to many corporations' deteriorating credit quality and well-publicized accounting scandals, mostly notably at Enron and WorldCom. For the six months ended June 30, 2002, the blue chips of the Dow Jones Industrial Average fared best in this difficult environment, posting a -6.91% total return based largely on the relative strength of manufacturing stocks. Meanwhile the broader Standard & Poor's 500 Composite Index (S&P 500) and the technology-heavy Nasdaq Composite Index slid quite a bit further, returning -13.15% and -24.78% during the same time. Technology-, communication- and drug-related stocks hurt the S&P 500 and Nasdaq indexes most. Value stocks generally outperformed growth stocks, which include volatile technology-related stocks, and the Russell 3000(R) Value Index returned -3.90% compared with the Russell 3000 Growth Index's -20.54% plunge for the six-month period./1/ Throughout the reporting period, scores of investors had exited the equities markets, many of whom shifted their assets into cash, bonds and real estate.

World equity markets generally followed those of the U.S., a potential consequence of the closely linked global economy. Thus, most foreign equity markets declined through January, gained some momentum in late February and March, then resumed their downhill trend toward 2002 lows at period-end. Returns were mixed for world stock markets in local currency terms, but due to the weakening U.S. dollar these returns were higher in U.S. dollar terms. While negative corporate earnings outlooks sent major European stock indexes to nine-month lows in June, strong performance was seen in Russia and several Asian markets. However, growing political and fiscal problems in Latin America dampened markets there just as demand from its major trading partners, namely the U.S., fell substantially.

Domestic debt securities generally outperformed equities. As leading economic indicators gradually weakened in the latter half of the reporting period, increased stock market volatility set off a renewed flight to quality as investors sought the relative safety of bonds. Treasury and municipal bonds, in particular, seemed to catch most of the repositioned assets from growing risk aversion. High yield corporate bonds, under continued pressure from slowing corporate growth and rising default rates, did not keep pace with other bond asset classes. Foreign bond markets generally posted positive returns in local currency terms. The European Central Bank and most other central banks made no additional interest rate reductions in 2002 following widespread monetary easing in 2001, tempering bond price gains.

Overall, we think an improving investment climate will depend on sustainable investor confidence, based on supportable increases in corporate profits. The volatility of these past six months demonstrated the challenges of finding legitimate earnings reports. While the persistently weak labor markets, terrorism alerts and violent conflicts in the Middle East may keep affecting investors' confidence, and other geopolitical risks are notable, we believe positive economic data exists and contributes to our outlook for continued recovery in the latter half of 2002. For example, consumer spending is largely unchanged from a year ago,

1. Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

home sales are reported to be generally robust, and we are seeing rising new orders and shipments across many industries, except telecommunications. Until the economy and markets find solid direction, however, there are looming concerns about the potential for a "double-dip" recession.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to focus on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks. By having significant investments in particular sectors from time to time, some funds could carry greater risks of adverse developments in those sectors than a fund that always invests in a wider variety of sectors. The technology sector can be among the most volatile market sectors.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political and social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

IMPORTANT NOTES TO
PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

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8

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                                     FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Aggressive Growth Securities Fund seeks capital appreciation. The Fund invests primarily in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.

--------------------------------------------------------------------------------

During the six months ended June 30, 2002, signs appeared indicating a budding economic recovery. Gross domestic product (GDP) grew an annualized 5.0% in first quarter 2002. For most of the period, consumer confidence remained upbeat, contributing to strong consumer spending and better-than-expected retail sales. Home sales also stayed robust partly due to low mortgage rates. After 11 interest rate cuts in 2001, the Federal Reserve Board (the Fed) left interest rates unchanged during the period and announced that further rate cuts were unlikely. These positive economic signs occurred with little help from corporate spending as companies seemed hesitant to invest capital as their profits declined. In particular, many technology projects were deferred or cancelled as businesses remained cautious after the late 1990s' excessive capital investment in technology.

Despite signs of a nascent economic rebound, equity markets experienced difficulty following through on fourth quarter 2001's strong performance. During the first six months of 2002, the Standard & Poor's 500 Composite Index fell 13.15%. In addition, the reporting period proved to be another challenging time for growth investors. Within this environment, Franklin Aggressive Growth Securities Fund underperformed the 20.54% decline of its benchmark, the Russell 3000 Growth Index, for the six months under review. Overall, value stocks outperformed growth stocks with the Russell 3000 Value Index dropping only 3.90%./1/

Deficient capital spending growth surprised us somewhat as we had positioned the Fund to benefit from economic expansion and increased spending levels. Thus, the Fund's technology exposure hurt performance during the period under review. The semiconductors, communications equipment and software industries were particularly weak, although some strength in semiconductor capital equipment helped offset this weakness. We reduced our semiconductor and communications equipment positions in light of the slower spending environment. Biotechnology and

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.


[GRAPHIC]
(Bar chart with data as follows)

Portfolio Breakdown

Franklin Aggressive Growth
Securities Fund
Based on Total Net Assets
6/30/02

Electronic Technology                     21.6%

Technology Services                       18.9%

Health Technology                         12.4%

Consumer Services                         10.7%

Retail Trade                               9.2%

Commercial Services                        4.3%

Health Services                            4.2%

Industrial Services                        3.6%

Finance                                    3.4%

Transportation                             2.9%

Producer Manufacturing                     2.5%

Process Industries                         1.5%

Distribution Services                      1.2%

Short-Term Investments & Other Net Assets  3.6%
pharmaceutical stocks also performed poorly during the period mainly due to a number of factors including negative earnings surprises, unexpectedly poor clinical data and high-profile Food & Drug Administration setbacks. At period-end, we remained underweighted in health technology stocks relative to our benchmark.

On the other hand, the Fund benefited from its exposure to the retail, oilfield services, consumer services and aerospace and defense industries. Our retail holdings were particularly strong due to solid consumer spending. We took advantage of retail stocks' sharp decline in the aftermath of September 11 to increase our exposure to the sector, and many of these investments appreciated substantially during the reporting period. Some of our retail positions appreciated to the point where the risk/reward profile turned unfavorable, in our view, so we sold these holdings at a profit. Nonetheless, we continue to be optimistic about the prospects for many retailers.

Despite stock market weakness, particularly for growth stocks, we will continue seeking to position the Fund to benefit from economic growth. We are cautiously optimistic about the markets for the remainder of 2002 given the improving economic backdrop and the prospects for profit recovery. At the same time, we will continue our disciplined search for investments that should perform well in a variety of market conditions and across many industries. We expect further volatility during the recovery, especially in light of ongoing geopolitical turmoil, and we will seek to take advantage of any volatility to buy stocks of what we consider well-positioned growth companies with attractive valuations.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


 Top 10 Holdings
 Franklin Aggressive Growth
 Securities Fund
 6/30/02


                      Company                   % of Total
                      Sector/Industry           Net Assets
                      ------------------------------------
                      Forward Air Corp.            2.9%
                      Transportation

                      Concord EFS Inc.             2.7%
                      Technology Services

                      Affiliated Computer
                      Services Inc., A             2.3%
                      Technology Services

                      eBay Inc.                    2.3%
                      Consumer Services

                      Cost Plus Inc.               2.3%
                      Retail Trade

                      Lennox International Inc.    2.2%
                      Producer Manufacturing

                      Weatherford
                      International Ltd.           2.2%
                      Industrial Services

                      Caremark RX Inc.             2.1%
                      Health Services

                      Wet Seal Inc.                2.1%
                      Retail Trade

                      L-3 Communications
                      Holdings Inc.                2.1%
                      Electronic Technology


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Aggressive Growth Securities Fund - Class 1 delivered a -22.35% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Aggressive Growth Securities Fund - Class 1
 Periods ended 6/30/02

                                                       Since
                                                     Inception
                                             1-Year  (5/1/00)
                 ---------------------------------------------
                 Cumulative Total Return     -27.32%  -54.43%
                 Average Annual Total Return -27.32%  -30.45%
                 Value of $10,000 Investment  $7,268   $4,557


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Aggressive
Growth Securities
Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                             11
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Aggressive Growth Securities Fund - Class 2 delivered a -22.39% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Aggressive Growth Securities Fund - Class 2*
 Periods ended 6/30/02

                                                       Since
                                                     Inception
                                             1-Year  (5/1/00)
                 ---------------------------------------------
                 Cumulative Total Return     -27.36%  -54.53%
                 Average Annual Total Return -27.36%  -30.52%
                 Value of $10,000 Investment  $7,264   $4,547

*Because Class 2 shares were not offered until 2/12/01, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 2/12/01, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 2/12/01 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were -39.21% and -30.32%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Aggressive Growth Securities
Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

12
              Past performance does not guarantee future results.

                                 FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Global Communications Securities Fund seeks both capital appreciation and current income. The Fund invests primarily in equity securities of communications companies that are primarily engaged in providing the distribution, content and equipment related to the creation, transmission or processing of information in any nation, including the U.S. and emerging markets.

--------------------------------------------------------------------------------

World equity markets continued to be weak over the six months ended June 30, 2002. A global economic slowdown and heightened political risks prompted investors to shift funds out of equities in favor of other asset classes such as bonds and real estate. The communications sector was not immune to this environment and most related stocks declined during this period, causing a negative return for the Fund.

The Fund's losses were mitigated by its exposure to U.S. local service providers. These stocks held up better than most primarily because of their relatively stable cash flows and strong balance sheets. We continued to hold large positions in such companies as we believe they offer solid franchises with attractive valuations. Alltel, BellSouth and SBC Communications are examples of the incumbent local providers that we feel are well-positioned for the future and offer the potential for attractive investment returns. These companies possess experienced management teams that appear to run their operations solidly, regardless of the economic climate.

During the past six months, we continued to provide our investors with a broad exposure to the communications sector. The Fund invested in several publishing companies due to their strong cash flows and, in our view, attractive valuations. The New York Times is one of the companies that we purchased. The company has maintained its newspaper franchise while looking for ways to leverage this content across other media. Concerns over the company's exposure to the New York area after September 11 and a possible collapse of advertising spending allowed us to purchase shares at what we considered attractive prices. We also held McGraw-Hill in the portfolio due to its valuable publishing franchise. The company is one of the leading providers of business, education and financial information in the world. Management has a strong track record of creating shareholder value and we expect that this will continue in the years ahead.

[GRAPHIC]
Geographic Distribution
Franklin Global Communications
Securities Fund
Based on Total Net Assets
6/30/02

[PIE CHART APPEARS HERE WITH FOLLOWING INFORMATION]

Americas                                      73.5%
Europe                                        12.8%
Australia                                      3.8%
Asia                                           1.3%
Short-Term Investments & Other Net Assets      8.6%

The U.S. and Western Europe were once again the Fund's largest areas of investment on a geographical basis. Our geographic composition results from a fundamental, bottom-up stock selection process, rather than top-down considerations such as general industry or country trends. With this in mind, we found more U.S. companies offering a superior combination of strong fundamentals and low stock valuations.

Looking forward, we believe investing in the communications sector should reward investors who hold a long-term view. We remain committed to our philosophy of seeking outstanding investment opportunities through fundamental research and thus, think that the Fund is well-positioned to benefit from further advancements in global communications.




 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry or group of industries, it may experience greater volatility than a fund with a more broadly diversified portfolio.




 Top 10 Holdings
 Franklin Global Communications
 Securities Fund
 6/30/02


                     Company
                     Sector/Industry,            % of Total
                     Country                     Net Assets
                     --------------------------------------
                     BellSouth Corp.                5.6%
                     Major Telecommunications,
                     U.S.

                     SBC Communications Inc.        5.5%
                     Major Telecommunications,
                     U.S.

                     CenturyTel Inc.                4.4%
                     Specialty Telecommunications,
                     U.S.

                     Alltel Corp.                   3.7%
                     Major Telecommunications,
                     U.S.

                     The New York Times Co., A      3.0%
                     Publishing: Newspapers,  U.S.

                     Telefonos de Mexico SA
                     (TELMEX), L, ADR               2.6%
                     Major Telecommunications,
                     Mexico

                     Gannett Co. Inc.               2.5%
                     Publishing: Newspapers, U.S.

                     Verizon Communications Inc.    2.4%
                     Major Telecommunications,
                     U.S.

                     Telstra Corp. Ltd.             2.2%
                     Major Telecommunications,
                     Australia

                     Knight-Ridder Inc.             2.2%
                     Publishing: Newspapers, U.S.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Global Communications Securities Fund - Class 1 delivered a -27.55% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Global Communications Securities Fund - Class 1
 Periods ended 6/30/02


                                                               Since
                                                             Inception
                                     1-Year  5-Year  10-Year (1/24/89)
         -------------------------------------------------------------
         Cumulative Total Return     -37.00% -37.00%  +0.15%  +55.66%
         Average Annual Total Return -37.00%  -8.83%  +0.02%   +3.35%
         Value of $10,000 Investment  $6,300  $6,300 $10,015  $15,566


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.




Franklin Global Communications Securities Fund - Class 1



 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                             15
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Global Communications Securities Fund - Class 2 delivered a -27.63% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


        Franklin Global Communications Securities Fund - Class 2*
        Periods ended 6/30/02
                                                                     Since
                                                                    Inception
                                 1-Year       5-Year      10-Year   (1/24/89)
---------------------------------------------------------------------------
Cumulative Total Return          -37.10%      -37.51%      -0.65%   +54.42%
Average Annual Total Return      -37.10%       -8.97%      -0.06%    +3.29%
Value of $10,000 Investment      $6,290       $6,249      $9,935   $15,442


*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were -53.71% and -19.86%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Global Communications Securities Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits.
 See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

16
              Past performance does not guarantee future results.

                                     FRANKLIN GROWTH AND INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Growth and Income Securities Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in common stocks offering above-market current dividend yields.

--------------------------------------------------------------------------------

The six months ended June 30, 2002, could perhaps be best character- ized as a period of growing confidence on Main Street but waning confidence on Wall Street. The domestic economy, as measured by gross domestic product, grew at a 5.0% annualized rate during first quarter 2002 and continued to expand albeit at a slower estimated 1.1% annualized rate for second quarter 2002. The consumer sector continued to fuel the nation's economic engine; however, signs of an improving corporate sector also became evident. Although lower than the previous year's, first quarter 2002 profits were generally better than expected.

Stocks, on the other hand, weakened across virtually all sectors largely due to continued geopolitical concerns and diminishing public confidence in corporate governance. The highly publicized events at companies such as Enron, Tyco and WorldCom weighed heavily on the investing public. Thus, the Standard & Poor's 500 Composite Index fell 13.15% for the reporting period./1/ Value stocks continued to fare better than growth issues. However, both large- and small-capitalization stocks witnessed declines. In response to broad stock market weakness and favorable inflation news, bonds performed relatively well. The 10-year U.S. Treasury bond's yield dropped to 4.86% at period-end compared with its 5.44% high on April 1, 2002, and 5.07% at the beginning of the period.

Although the Fund experienced negative results for the six months under review, our investment strategy generated returns that compared favorably with most major stock market indexes and reflected market trends for larger-capitalization value stocks. For the period ended June 30, 2002, the Fund's benchmark, the Russell 3000 Value Index, fell 3.90%, while the Lipper VIP Equity Income Funds Objective Average declined 6.61%./1/

1. Sources: Standard & Poor's Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.


[GRAPHIC]
(Bar chart with data as follows)

Portfolio Breakdown

Franklin Growth and Income
Securities Fund
Based on Total Net Assets
6/30/02

Finance                                   24.2%

Electronic Technology                      9.8%

Energy Minerals                            7.9%

Consumer Non-Durables                      6.9%

Communications                             6.9%

Health Technology                          6.5%

Producer Manufacturing                     6.3%

Utilities                                  5.0%

Retail Trade                               4.7%

Consumer Durables                          4.1%

Process Industries                         4.0%

Technology Services                        2.5%

Commercial Services                        2.5%

Consumer Services                          2.3%

Real Estate                                1.4%

Distribution Services                      1.0%

Health Services                            0.9%

Short-Term Investments & Other Net Assets  3.1%

During the period, our investment strategy of focusing on stocks of what we consider high-quality, well-established companies that pay above-average dividends remained unchanged. This discipline typically provides a "cushion" against market volatility through current income and capital appreciation potential. Dividends historically have been a significant contributor to long-term investment returns. Moreover, dividend income generally becomes a larger factor in challenging stock markets or low inflation environments because it provides an up-front return to investors, as well as some protection against market fluctuations.

Economically sensitive stocks, real estate investment trusts (REITs), selected financials and consumer stocks were among the Fund's better performing investments during this challenging time. We took advantage of continued strength among our REITs and consumer holdings to reduce positions as they met our price targets. Aerospace and defense stocks were also strong contributors. We initiated some of these investments during the September 2001 sell-off and added to positions during the period. We believed the long-term growth prospects for this sector were improving and valuations remained attractive. Among our holdings, we realized a healthy gain on our TRW investment, which was subject to an acquisition bid from Northrop Grumman.

Our weaker investments for the period included health care and telecommunications holdings. We believe valuations for pharmaceuticals and leading regional telecommunications companies are especially compelling. Both industries are experiencing near-term growth challenges that are leading to consolidation. Additionally, dividend yields and long-term growth prospects are attractive, in our opinion. Thus, we are adding to our investment positions in these industries.

Selected technology service and utility issues also performed poorly. Sharply curtailed corporate spending hampered share prices of some of our technology service investments, which concentrate in outsourcing corporate functions such as information, communications and payroll. Still, we believed these companies' long-term growth prospects were excellent and their growth rates should reaccelerate with anticipated improved corporate spending later this year. Within utilities, we realized a loss on our Sierra Pacific Resources common stock investment primarily due to an adverse regulatory decision and subsequent dividend omission. We reinvested the proceeds in the Nevada-based utility's convertible preferred stock that continued to offer an attractive dividend yield. Located in the fastest-growing state, we believed the

                    Top 10 Holdings

                   Franklin Growth and Income
                    Securities Fund
                    6/30/02

                    Company
                    Sector/Industry,             % of Total
                    Country                      Net Assets
                    ---------------------

                    ChevronTexaco Corp.             2.6%
                    Energy Minerals, U.S.

                    Washington Mutual Inc.          2.4%
                    Finance, U.S.

                    Verizon Communications Inc.     2.3%
                    Communications, U.S.

                    SBC Communications Inc.         2.2%
                    Communications, U.S.

                    U.S. Bancorp                    2.1%
                    Finance, U.S.

                    General Electric Co.            1.7%
                    Producer Manufacturing,
                    U.S.

                    Dow Chemical Co.                1.6%
                    Process Industries, U.S.

                    Honeywell International Inc.    1.6%
                    Producer Manufacturing,
                    U.S.

                    Bristol-Myers Squibb Co.        1.6%
                    Health Technology, U.S.

                    Shell Transport & Trading
                    Co. PLC, ADR                    1.6%
                    Energy Minerals, U.K.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

company was successfully addressing its regulatory issues and its share price failed to reflect its underlying asset value.

Finance remained the Fund's largest sector weighting at period-end. However, our allocation has been substantially below our benchmark's for the past few years mainly due to credit cycle concerns. During the period's final quarter, we used relative weakness to increase our holdings offering high dividend yields, such as Comerica and KeyCorp, which we consider to be financially solid banks.

Looking forward, we believe the U.S. economy could follow a slower growth pattern for the remainder of the year. Corporate earnings for the second half of 2002 should continue to improve largely due to low corporate inventories, more optimistic purchasing surveys and dramatic productivity gains. While corporate accounting issues may remain in the public spotlight near-term, we are very encouraged by the Securities and Exchange Commission's (SEC's) recent action. Our nation's largest 1,000 companies will be subject to SEC audits and their CEOs will be required to certify the accuracy of their financial statements.

As for geopolitical events, these are impossible to predict. However, we believe the financial market will ultimately benefit from improving economic and corporate profit trends. A recent study by the Wall Street Journal covering 18 economic recoveries since 1912 concluded that stocks have consistently responded favorably to strengthening economies and posted a median gain of 14%./2/ Thus, if history is any guide, stock prices should respond favorably in the months ahead.

2. Source: The Wall Street Journal, 6/10/02.


 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Growth and Income Securities Fund - Class 1 delivered a -4.02% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

         Franklin Growth and Income Securities Fund - Class 1
         Periods ended 6/30/02
                                                                  Since
                                                                Inception
                                1-Year    5-Year     10-Year    (1/24/89)
-----------------------------------------------------------------------------
Cumulative Total Return         -5.87%    +37.36%    +182.60%   +237.51%
Average Annual Total Return     -5.87%     +6.55%     +10.95%     +9.48%
Value of $10,000 Investment     $9,413    $13,736     $28,260    $33,751


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Growth and Income Securities
Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


20
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Growth and Income Securities Fund - Class 2 delivered a -4.09% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Growth and Income Securities Fund - Class 2*
 Periods ended 6/30/02
                                                               Since
                                                             Inception
                                     1-Year 5-Year  10-Year  (1/24/89)
         -------------------------------------------------------------
         Cumulative Total Return     -6.06% +36.32% +180.46% +234.96%
         Average Annual Total Return -6.06%  +6.39%  +10.86%   +9.42%
         Value of $10,000 Investment $9,394 $13,632  $28,046  $33,496

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +9.46% and +2.63%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Growth and Income Securities Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                             21
              Past performance does not guarantee future results.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                                      FRANKLIN HIGH INCOME FUND


--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin High Income Fund seeks a high level of current income, with capital appreciation as a secondary goal. The
Fund invests primarily in debt securities, including lower-rated "junk bonds," offering high yield and expected total return. The Fund also may invest in foreign securities, including emerging markets.

--------------------------------------------------------------------------------

The first half of 2002 brought considerable volatility to the capital markets and the U.S. economy. The year began with optimism about the U.S. economic recovery, and gross domestic product growth registered a healthy 5.0% annualized pace in the first quarter. Gradually, however, leading economic indicators weakened and the securities markets dropped, reflecting the growing uncertainty. The high yield bond market showed a similar pattern, as demonstrated by the risk premium investors paid for high yield bonds. This could be seen in the yield spread on the CSFB High Yield Index over U.S. Treasuries, which initially narrowed from its December 31, 2001, level of 8.68% during the first half of the reporting period but subsequently widened to finish at 8.23%./1 /Overall, the weakening high yield bond environment negatively affected the Fund's performance, though its returns for the six months ended June 30, 2002, compared favorably with the general equity market's return of -13.15% as measured by the Standard & Poor's 500 Composite Index./2/

We made several changes to the portfolio's industry and sector composition. Although we reduced wireless communications, which was our top sector weighting at the beginning of the reporting period, it remained the Fund's largest allocation at period-end. Despite recent negative market sentiment toward wireless operators, we believe this category's leaders will prove to have winning business models in the long run. U.S. wireless penetration rates grew from approximately 40% in 2000 to 46% in 2001. In our analysis, domestic wireless operators will experience continued penetration gains over the next few years despite the current slowdown. Consequently, we believe portfolio holdings such as VoiceStream Wireless and Dobson/Sygnet Communications, two of our top ten positions, are well situated to capitalize on the sector's ongoing expansion.

We increased the Fund's investments in the gaming, health care and consumer products sectors, which were among its top five sector weightings

1. Source: CSFB. Please see Index Descriptions following the Fund Summaries. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.
2. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.


 Top 10 Sectors/Industries
 Franklin High Income Fund
 Based on Total Net Assets
 6/30/02

                                               % of Total
                                               Net Assets
                       ----------------------------------
                       Wireless
                       Communications            10.90%

                       Gaming                     9.44%

                       Pay Television             7.08%

                       Health Care                6.57%

                       Consumer Products          6.30%

                       Paper & Forest Products    5.35%

                       Broadcasting               5.30%

                       Lodging                    4.78%

                       Energy                     4.42%

                       Industrials                4.40%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

at period-end. We added to the gaming sector due to its strong cash flow generation characteristics, favorable asset values and resiliency displayed through the recent economic downturn. We like the health care sector's stable cash flows; this area tends to hold up well regardless of the economic cycle and makes for a good defensive position, in our opinion. We added selectively to the consumer products segment where we found favorable valuations.

We also reduced exposure to the pay television and telecommunications sectors. Pay television continued to hold substantial weighting in the Fund, but we thought some of these issues stood to suffer from recent negative market sentiment and near-term challenges facing the sector. We like the sector for the longer term, however, as cable companies generally produce stable cash flows and maintain solid asset values. Our portfolio reductions within the telecommunications sector followed a pattern we began in 2001, as we believe this beleaguered area is still plagued by a noticeable supply overcapacity, weak pricing and poor investor sentiment.

Although recent, heightened equity market volatility has tempered our near-term optimism, we maintain a favorable longer-term outlook for high yield bonds, which is driven by expected moderate economic growth in the coming months, the prospects for an improving credit cycle and attractive market valuations. The default cycle may have finally passed its peak, as many market observers, including Moody's Investors Service, believe that the high yield bond market's rising default rates will decline in the second half of 2002. Also, the majority of recent new issuance has come from higher-rated companies with stronger balance sheets, improving the high yield bond market's overall credit profile. Finally, yield spreads remain well above long-term historical averages. As discussed earlier, the CSFB High Yield Index's yield spread over Treasuries finished the period at 8.23%, far exceeding the 5- and 10-year average spreads of 6.53% and 5.50%./1/ Consequently, we believe the high yield corporate bond market offers attractive total return potential to investors with a longer-term horizon.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin High Income Fund - Class 1 delivered a -11.95% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin High Income Fund - Class 1
 Periods ended 6/30/02
                                                              Since
                                                             Inception
                                     1-Year  5-Year  10-Year (1/24/89)
         -------------------------------------------------------------
         Cumulative Total Return     -10.75% -14.29% +47.40%  +93.99%
         Average Annual Total Return -10.75%  -3.04%  +3.96%   +5.06%


Franklin High Income Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.




                                                                             25
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin High Income Fund - Class 2 delivered a -12.20% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin High Income Fund - Class 2*
 Periods ended 6/30/02
                                                               Since
                                                             Inception
                                     1-Year  5-Year  10-Year (1/24/89)
         -------------------------------------------------------------
         Cumulative Total Return     -11.00% -15.01% +46.17%  +92.37%
         Average Annual Total Return -11.00%  -3.20%  +3.87%   +4.99%

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were -21.32% and -6.66%.

Franklin High Income Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

26
              Past performance does not guarantee future results.

                                                FRANKLIN INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund invests in debt and equity securities, including lower-rated "junk bonds." The Fund may also invest in foreign securities, including emerging markets.

--------------------------------------------------------------------------------

During the six months ended June 30, 2002, the U.S. stock market remained weak as investors questioned the timing and strength of an improvement in corporate profits. The Federal Reserve Board's aggressive rate easing campaign of 2001 appeared to be showing some signs of success as consumer-driven sectors such as housing and autos exhibited surprising resilience in the face of economic adversity. Although down from higher levels established in first quarter 2002, economic growth remained in positive territory through the first half of the year. In contrast to the volatile stock market, which fell during the period, the bond market remained relatively stable with the yield on the benchmark 10-year Treasury bond decreasing slightly from 5.07% at the beginning of the period to 4.86% on June 30, 2002.

Several of the Fund's equity sectors rebounded with notable strength in electric utilities, while corporate bonds generally felt the negative impact of high corporate debt levels and greater scrutiny from credit rating agencies. In particular, the Fund's gold, energy, utility and real estate investment trust
(REIT) sectors were standouts, led by investments in AngloGold, Entergy, Weatherford International and Host Marriott. During the six-month reporting period, we looked for investment opportunities created by soft business and market conditions while continuing to take profits in several equity positions that performed well and looked less attractive to us on a valuation basis.

Our largest sector weighting on June 30, 2002, electric utilities, had solid performance relative to most other market segments during the period as investor sentiment shifted to concerns over the potentially lackluster economic recovery. We had significantly reduced our utility weighting in late 2000 and early 2001 due to our concerns about the sector's valuations. Since that time, the sector experienced significant turmoil related to problems with California utility deregulation and weakening demand, which contributed to declining utility values. Sector valuations appeared more attractive to us in late 2001, and we therefore refocused our attention on the group, leading to investments in several new and existing positions. In addition to purchases in the

 Top Five Stock Holdings
 Franklin Income Securities Fund
 6/30/02

                      Company                   % of Total
                      Sector/Industry           Net Assets
                      ------------------------------------
                      Philip Morris Cos. Inc.      3.4%
                      Consumer Non-Durables

                      Canadian Oil Sands Trust
                      (Canada)                     1.7%
                      Energy Minerals

                      TXU Corp.                    1.7%
                      Utilities

                      Entergy Corp.                1.6%
                      Utilities

                      Public Service Enterprise
                      Group Inc.                   1.4%
                      Utilities


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

sector, we also sold the Fund's positions in PG&E and Edison International as a result of the stocks' higher valuations early in the period and lack of dividend income.

The Fund's energy holdings also performed particularly strongly as this group benefited from higher oil and natural gas prices. We selectively added to our energy holdings early in 2002 because of our optimism about the industry's long-term supply and demand characteristics. REITs also benefited the Fund's performance during the period as the sector rebounded from late-2001 weakness. As investors became more sanguine about the prospects for an economic recovery, REITs' steady growth characteristics, attractive relative valuations and relatively high dividend yields seemed to whet investors' appetites.

Convertible securities, an important asset class for the Fund, offer the ability to participate in the potential for appreciation of common stocks while also typically offering downside protection as a result of the securities' income return component. We believe some of the most attractive investment opportunities can be found in this asset class as was the case during the six months under review. We added to or initiated investments in several convertible securities positions, including technology services company Electronic Data Systems, electric utilities FPL Group and PPL Capital Fund Trust, and electronics contract manufacturer Sanmina-SCI Systems.

High yield corporate bonds provided mixed results during the six months under review. Hopes for a gradual economic recovery were offset by fears of continued high debt levels and question-able corporate governance. Average yield spreads over U.S.Treasury bonds, a common valuation measurement for the sector, rebounded from 8.68% at the end of December 2001 to 8.23% on June 30, 2002. In addition to shrinking yield spreads, high yield corporate bonds benefited from the stable to lower trend in benchmark Treasury rates. We continued to focus on companies with strong market positions and ample liquidity when making investments in the sector. New positions included bond issues from industrial services company Johnsondiversey and hospital management company Iasis Healthcare.


                           Top Five Bond Holdings
                           Franklin Income Securities Fund
                           6/30/02
                                              % of Total
                           Issuer             Net Assets
                           -------------------------------
                           FNMA                 12.4%
                           GNMA                  2.0%
                           FHLMC                 1.8%
                           Conproca SA           1.3%
                           Trans-Lux Corp.       1.2%

As we look to the second half of the Fund's fiscal year, we continue to focus on high yield corporate bond investments, as we believe this sector's valuations remain attractive. However, we also find investment opportunities in the equity markets, emphasizing attractive valuations and dividend yields. As always, we remain committed to our value-oriented approach and will continually search for new investments across asset classes and industries.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/02
Franklin Income Securities Fund - Class 1 delivered a -0.46% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Income Securities Fund - Class 1
 Periods ended 6/30/02
                                                              Since
                                                             Inception
                                1-Year   5-Year   10-Year    (1/24/89)
         -------------------------------------------------------------
Cumulative Total Return         -1.90%  +31.92%  +119.41%   +240.41%
Average Annual Total Return     -1.90%   +5.70%    +8.17%     +9.55%
Value of $10,000 Investment    $9,810  $13,192   $21,941    $34,041



Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ.


Franklin Income Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

30
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Income Securities Fund - Class 2 delivered a -0.52% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

        Franklin Income Securities Fund - Class 2*
         Periods ended 6/30/02
                                                               Since
                                                             Inception
                                     1-Year 5-Year  10-Year  (1/24/89)
         -------------------------------------------------------------
         Cumulative Total Return     -2.04% +30.84% +117.60% +237.61%
         Average Annual Total Return -2.04%  +5.52%   +8.09%   +9.48%
         Value of $10,000 Investment $9,796 $13,084  $21,760  $33,761

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +16.20% and +4.41%.

Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Income Securities Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                             31
              Past performance does not guarantee future results.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                      FRANKLIN LARGE CAP GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Large Cap Growth Securities Fund seeks capital appreciation. The Fund invests primarily in equity securities of U.S. large-cap growth companies with market capitalization values within those of the top 50% of companies in the Russell 1000(R) Index at the time of purchase./1 /The Fund expects to hold significant positions in the technology sector (including health technology, electronic technology and technology services), and in communications.

--------------------------------------------------------------------------------

The U.S. economic condition over the six months ended June 30, 2002, continued to be characterized by a combination of a weak corporate sector and a resilient consumer sector. Amid a difficult pricing environment and shrinking profit margins, corporations severely cut back on capital spending and inventory production over the past year. However, inventory rebuilding began during the period under review and contributed to a first quarter 2002 annualized gross domestic product (GDP) growth rate of 5.0%. Meanwhile, consumer spending remained robust despite rising unemployment rates largely due to lower energy prices, tax rebates, unusually warm winter weather, solid residential housing prices, and perhaps most importantly, lower interest rates. Lower rates helped keep the housing market strong and enabled a home mortgage-refinancing boom.

Inflation stayed relatively benign partly due to impressive productivity gains. This favorable inflationary environment suggested little near-term risk of rising interest rates. However, lower prices also explained the depressed state of corporate earnings and resulting stock price decline. The U.S. dollar's recent slide versus other major world currencies also had positive and negative repercussions. On the negative side, increasing import costs contributed to inflationary pressures. On the positive side, a weaker U.S. dollar made U.S. products more competitive in world markets and enhanced many U.S. companies' foreign earnings.

During the period under review, U.S. equity markets experienced substantial volatility, with the Standard & Poor's Composite Index (S&P 500) and the Nasdaq Composite Index falling 13.15% and 24.78%. Within this challenging environment, Franklin Large Cap Growth Securities Fund underperformed its benchmark index, the S&P 500. The Russell 1000 Index, a measure of large capitalization stocks, posted a -12.82% return for the same period./1 /

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.


[GRAPHIC]
(Bar chart with data as follows)

Portfolio Breakdown

Franklin Large Cap Growth
Securities Fund
Based on Total Net Assets
6/30/02

Health Technology                         19.0%

Finance                                   15.7%

Electronic Technology                     11.3%

Technology Services                        7.9%

Communications                             6.8%

Retail Trade                               6.5%

Producer Manufacturing                     5.6%

Energy Minerals                            4.5%

Consumer Services                          3.9%

Consumer Non-Durables                      3.7%

Distribution Services                      1.9%

Other                                      5.6%

Short-Term Investments & Other Net Assets  7.6%

Below, we provide a summary of major changes in the Fund's sector and industry weightings and how these weightings impacted performance for the reporting period. However, keep in mind that our investment approach is first and foremost a bottom-up process. We focus not nearly as much on sector/industry-level strategic decisions as we do on searching for the best individual stock opportunities across the entire U.S. market.

Individual stock holdings negatively impacting Fund performance during the six-month period include small but very poorly performing positions in the wireless telecommunications industry (Nextel and Western Wireless). A number of technology-related holdings (Nokia, Microsoft, CheckPoint Software, Computer Associates and Sun Microsystems) also hampered performance. The Fund suffered from its overweighted allocation in traditional fixed-line telecommunications companies (Sprint, BellSouth, SBC Communications and Verizon Communications). Our health technology sector stocks, which include pharmaceuticals, also experienced difficulties so far this year. Our underweighted exposure in the finance sector yielded mixed results with our worst-performing finance-related stocks mostly in investment banking and brokerages (Merrill Lynch and Goldman Sachs Group). Lastly, most of the Fund's utility-related holdings hindered its performance.

Conversely, the Fund benefited from its retail sector overweighting (Cost Plus, Walgreens and Linens 'n Things). A number of our consumer non-durables holdings (Procter & Gamble, Kimberly-Clark, Adolph Coors and Philip Morris) also contributed to Fund performance. Healthy gains from our overweighted exposure in energy and energy services positively impacted the Fund. While the Fund's technology-related holdings generally declined during the period, a few delivered positive returns (Applied Materials, Novellus Systems and Siebel Systems). Likewise, several of the Fund's finance sector holdings performed well (AFLAC, Wells Fargo, Washington Mutual and The PMI Group). Only one of our electric utilities holdings (Exelon) enhanced Fund performance.

Two important additions to the Fund during the six months under review were Cisco Systems (technology) and Wal-Mart Stores (retail). Both represent significant portions of major U.S. equity market indexes, but we did not own these stocks until this reporting period. Cisco Systems and Wal-Mart are dominant and resource-rich leaders in their respective industries, but their stocks had been too richly valued relative to their earnings growth potential, in our view. Share price declines during the period provided us with opportunities to initiate



 Top 10 Holdings
 Franklin Large Cap Growth
 Securities Fund
 6/30/02

                      Company                   % of Total
                      Sector/Industry           Net Assets
                      ------------------------------------
                      Microsoft Corp.              3.8%
                      Technology Services

                      Pfizer Inc.                  3.7%
                      Health Technology

                      General Electric Co.         3.4%
                      Producer Manufacturing

                      Citigroup Inc.               2.9%
                      Finance

                      Bank of New York Co. Inc.    2.9%
                      Finance

                      Philip Morris Cos. Inc.      2.5%
                      Consumer Non-Durables

                      SBC Communications Inc.      2.3%
                      Communications

                      Wells Fargo & Co.            2.3%
                      Finance

                      International Business
                      Machines Corp.               2.2%
                      Electronic Technology

                      American International
                      Group Inc.                   2.1%
                      Finance

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

positions in both companies. We also initiated a small, new position in Oracle and added to our existing technology holdings in Microsoft and International Business Machines after major share price pullbacks.

Along similar lines, we gradually added to our existing positions in leading pharmaceuticals companies Pfizer and Bristol-Myers Squibb at what we considered attractive valuations. Recent negative events severely pressured pharmaceuticals' share prices. These included patent expirations for some highly profitable drugs, botched new product launches, a slow and reluctant Food & Drug Administration, a lack of promising new drugs, and individual companies suffering significant setbacks. In the beleaguered telecommunications sector, we recently initiated a small, new position in Verizon Communications and steadily added to our existing positions in SBC Communications and BellSouth. Telecommunications suffered mainly due to overcapacity, excessive debt burdens, extreme price wars, credit rating downgrades, bankruptcies and financial reporting and accounting scandals. However, over the long term, we believe that telecommunications companies with solid balance sheets, real customers, proven business models, seasoned management teams, positive cash flows and financial resources should be able to weather the current storm.

Within the cable services sector, we recently initiated small holdings in Cox Communications and Mediacom Communications. The entire sector struggled, resulting in valuations for these two companies that appeared compelling to us relative to their long-term growth potential. In the financial services sector, we purchased a new position in leading diversified insurer American International Group after its stock declined from last year's high and approached the very low end of its historical valuation range.

On the other hand, we took the exact opposite approach with the wireless services industry. For example, we completely sold our positions in WorldCom, Western Wireless and Nextel. Each holding produced significant losses for the Fund and contributed to its underperformance during the first quarter of the year. Another stock we sold at a loss was retailer K-Mart. Fortunately, we also sold numerous stocks at substantial gains, including finance company Bank One, retailer Federated Department Stores, software company Siebel Systems and semiconductor capital equipment maker Novellus Systems.

Looking forward, we believe that the U.S. economy may continue to challenge corporate earnings near-term due to a difficult pricing environment and resulting weak profit margins. However, we expect companies should keep driving down costs with notable productivity gains, setting the stage for a meaningful earnings recovery when sustained demand eventually picks up. Given the recent economic slowdown's unique and atypical nature, and despite an impressive first quarter GDP growth rate, we believe this recovery will be slow and gradual.

With this in mind, we believe many U.S. companies could most likely be revalued downward as investors gradually accept that the recovery will likely be slow and what that would mean for future earnings growth rates. Although volatility will certainly be challenging, it should also afford interesting opportunities for patient and diligent investors. We will continue to implement our core discipline of bottom-up, one-by-one, stock-by-stock selection of companies whose future growth prospects and current valuations we believe offer more long-term reward than risk. In our opinion, the Fund's portfolio at period-end reflects this aim and strategy.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Large Cap Growth Securities Fund - Class 1 delivered a -15.37% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Large Cap Growth Securities Fund - Class 1
 Periods ended 6/30/02
                                                           Since
                                                         Inception
                                         1-Year  5-Year  (5/1/96)
             -----------------------------------------------------
             Cumulative Total Return     -21.08% +35.46%  +69.04%
             Average Annual Total Return -21.08%  +6.26%   +8.88%
             Value of $10,000 Investment  $7,892 $13,546  $16,904

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Large Cap Growth Securities
Fund - Class 1


 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                             37
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Large Cap Growth Securities Fund - Class 2 delivered a -15.51% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Large Cap Growth Securities Fund - Class 2*
 Periods ended 6/30/02
                                                           Since
                                                         Inception
                                         1-Year  5-Year  (5/1/96)
             -----------------------------------------------------
             Cumulative Total Return     -21.29% +34.17%  +67.43%
             Average Annual Total Return -21.29%  +6.06%   +8.72%
             Value of $10,000 Investment  $7,871 $13,417  $16,743

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +1.11% and +0.32%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Large Cap Growth Securities
Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

38
              Past performance does not guarantee future results.

                                                     FRANKLIN MONEY MARKET FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Money Market Fund seeks high current income, consistent with liquidity and capital preservation. The Fund also seeks to maintain a stable share price of $1.00./1/ The Fund invests in high quality U.S. dollar-denominated money market debt instruments.

--------------------------------------------------------------------------------

This semiannual report covers the period ended June 30, 2002. After an unprecedented 11 federal fund target rate cuts during 2001, the Federal Reserve Board (the Fed) has remained on the sidelines thus far in 2002, due in large part to productivity gains and tame inflation. Meanwhile, the economy continued its recovery, posting a 5.0% annualized gross domestic product growth rate in 2002's first quarter after posting an annualized 1.7% rate in 2001's final quarter. Effectively signaling the end of the U.S. recession, the economic story highlights the continued strength of the U.S. consumer, encouraged by aggressive retail pricing as well as historically low interest rates.

During the first six months of 2002, consumer confidence rose as personal savings, disposable income and spending on durable goods grew. The Institute of Supply Management's manufacturing, pricing and non-manufacturing indexes remained at levels suggesting sustained growth through most of 2002's first half. However, despite consumer strength, other fundamentals showed weakness. Unemployment began 2002 at 5.6% and hit 6.0% in April before retreating and ending the period at 5.9%. Business investment slowed as inventories shrank, despite consecutive months of industrial production growth. Corporate profits remained low, as many companies lowered earnings guidance, while job cuts persisted, albeit at a slower pace.

Equity markets experienced significant volatility and generally finished down, with the Standard & Poor's 500 Composite Index (S&P 500) falling 13.15% for the six months ended June 30, 2002./2/ The 10-year U.S. Treasury bond's yield fell from 5.07% to 4.86% during the period. Major factors affecting these market trends included concerns over corporate governance, accounting issues and pervasive geopolitical risks underpinned by instability in the Middle East. Meanwhile, the dollar progressively weakened against the euro and the Japanese yen during the reporting period.

1. An investment in the Fund is not insured or guaranteed by the U.S. government or any other entity or institution. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
2. Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

In early 2002, we saw some signs of economic recovery, and the story remains the same at period-end. We believe the primary challenge remains the sustainability of positive economic data, especially in light of the issues relating to corporate governance and accounting irregularities. Other key components, in our opinion, will include the effects of the Fed's rate cuts as they continue to work their way through the economy.

During the period, we invested in what we believed to be the highest quality issuers, continuously updating our research database and seeking to minimize our exposure to risk while maximizing possible returns. Our holdings remained relatively consistent with a few companies entering and exiting our approved universe. This is not uncommon as companies can be cyclical with performance leading or lagging depending on their particular markets and the general economy. Given the nature of what we seek in companies, we find that, although our universe changes, the changes typically are not material.

Looking forward, the environment of high productivity coupled with low inflation should provide the Fed with substantial leeway in managing the economy. At this point, market participants appear to expect slower and steadier growth. In addition, the fixed income market appears to have changed from expecting multiple interest rate hikes to expecting one in December 2002, if at all. We believe the primary factors impacting long-term economic growth continue to be capital spending and corporate profits. Without these vital components, the economy loses two major catalysts for continued expansion. If slow, sustained growth can be maintained, we believe it should serve to stabilize returns in the short term.



 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                       Top 10 Holdings
                       Franklin Money Market Fund
                       6/30/02

                                              % of Total
                       Security Name          Net Assets
                       -------------------------------------
                       Federal National
                       Mortgage Association      22.4%

                       Federal Home Loan
                       Mortgage Corp.            12.9%

                       UBS Warburg LLC            6.8%

                       Morgan Stanley
                       Group Inc.                 5.1%

                       Chevron U.K.
                       Investment PLC             5.1%

                       Goldman Sachs
                       Group Inc.                 4.5%

                       Province of British
                       Columbia                   4.5%

                       Salomon Smith Barney
                       Holdings Inc.              3.9%

                       Westdeutsche
                       Landesbank                 3.2%

                       Federal Home Loan Bank     3.2%


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                      FRANKLIN REAL ESTATE FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Real Estate Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in equity securities of companies, including small capitalization companies, operating in the real estate sector, primarily real estate investment trusts (REITs).

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Real Estate Fund's semiannual report covering the period ended June 30, 2002. During the six months under review, real estate stocks displayed resilience and performed well despite a slowdown in real estate fundamentals. At the property operating level, the U.S. economic recession manifested itself in higher vacancies and lower rental rates across most property types and geographical regions. Recent economic strength has not yet resulted in improved fundamentals, which is understandable because the sector typically has a delayed reaction to economic movements. Despite this weakened environment, investors seemed to gravitate toward real estate securities due to the asset class's defensive nature.

In particular, they focused on real estate investment trusts (REITs) with their generally high dividend yields. For the six months ended June 30, 2002, the Wilshire Real Estate Securities Index rose 13.08%, while the Standard & Poor's 500 Composite Index fell 13.15%./1/

At period-end, the office real estate, apartment and diversified property sectors represented our three largest weightings. Office real estate stocks, at 19.5% of the Fund's total net assets, lagged most other property types during the Fund's fiscal year primarily due to widespread concerns about a protracted slowdown in office space demand. However, we continue to believe that office real estate securities represent an attractive combination of favorable supply characteristics, the safety of long-term leases and compelling valuations. Apartments and diversified property companies, whose focus is not limited to one property type, represented 16.1% and 15.2% of total net assets on June 30, 2002. In our opinion, all of the Fund's top three sectors display excellent long-term fundamentals and trade at reasonable valuations.

During the period under review, we maintained an underweighted position in the hotel sector relative to the Wilshire Real Estate Securities Index. We had become increasingly concerned about the economic slowdown's effect on this sector because, of all the real estate property groups, hotel operations typically have the most sensitivity to economic

1. Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.


[GRAPHIC]
(Bar chart with data as follows)

Property-Type Breakdown

Franklin Real Estate Fund
Based on Total Net Assets
6/30/02

Office                                    19.5%

Apartment                                 16.1%

Diversified                               15.2%

Retail                                    12.1%

Industrial                                 8.7%

Hotels & Travel                            8.1%

Manufactured Homes                         4.0%

Storage                                    3.2%

Other                                      4.2%

Short-Term Investments & Other Net Assets  8.9%
changes. However, we sought to take advantage of stock price weakness during the period by increasing our exposure to the sector. We purchased shares in RFS Hotel Investors, one of only a few hotel REITs that still pays a significant dividend in this difficult time. Since the tragic events of September 11, the travel industry seems to be recovering much faster than most investors expected.

We initiated several positions in other sectors as well. In the residential sector, we purchased two apartment REITs, Camden Property Trust and Essex Property Trust, and Sun Communities, a manufactured housing REIT. Given their leases' relatively short-term nature, these companies should benefit as the economy begins to improve. In the office and diversified property sectors, the Fund purchased Cousins Properties (REIT) and Forest City Enterprises (real estate operating company). Based on our analysis, these securities traded at discounts to their net asset values at the time of purchase.

During the reporting period, the Fund sold a few positions across various property segments. We profited from the sale of Security Capital Group, a diversified real estate operating company, which was the target of a buyout offer. In addition, we sold Reckson Associates Realty, a diversified REIT, and First Industrial Realty Trust, an industrial REIT, after these stocks met our value-based target prices.

Looking ahead, we remain optimistic as real estate securities, in our opinion, generally appear attractively valued and may enjoy healthy operating fundamentals at the property level as demand and supply balance returns. Although demand for space moderated with the past economic malaise, we believe the nascent economic recovery could lead to demand stabilization. In addition, unlike previous real estate cycles, supply seems to be under control. This is primarily because three years of disciplined borrowing curtailed overdevelopment. In many cases, development projects able to get financing were significantly preleased to committed tenants before actual construction began. As a result, we believe the supply side of the equation is likely to enjoy less cyclicality, or economic sensitivity, than ever before.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry or group of industries, it may experience greater volatility than a fund with a more broadly diversified portfolio.



 Top 10 Holdings
 Franklin Real Estate Fund
 6/30/02

                   Security                       % of Total
                   Security Type                  Net Assets
                   -----------------------------------------
                   Vornado Realty Trust              4.4%
                   Equity REIT - Diversified
                   Property Type

                   Simon Property Group Inc.         4.4%
                   Equity REIT - Retail

                   Equity Office Properties Trust    4.4%
                   Equity REIT - Office

                   Glenborough Realty Trust Inc.     3.7%
                   Equity REIT - Diversified
                   Property Type

                   Avalonbay Communities Inc.        3.4%
                   Equity REIT - Apartments

                   Archstone-Smith Trust             3.1%
                   Equity REIT - Apartments

                   AMB Property Corp.                2.9%
                   Equity REIT - Industrial

                   ProLogis Trust                    2.9%
                   Equity REIT - Industrial

                   PS Business Parks Inc.            2.8%
                   Equity REIT - Industrial

                   iStar Financial Inc.              2.8%
                   Equity REIT - Other

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Real Estate Fund - Class 1 delivered a +12.73% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Real Estate Fund - Class 1
 Periods ended 6/30/02
                                                                Since
                                                              Inception
                                     1-Year  5-Year  10-Year  (1/24/89)
         --------------------------------------------------------------
         Cumulative Total Return     +14.17% +40.94% +222.92% +300.10%
         Average Annual Total Return +14.17%  +7.10%  +12.44%  +10.88%
         Value of $10,000 Investment $11,417 $14,094  $32,292  $40,010

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Real Estate
Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                             43
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Real Estate Fund - Class 2 delivered a +12.63% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Real Estate Fund - Class 2*
 Periods ended 6/30/02
                                                                Since
                                                              Inception
                                     1-Year  5-Year  10-Year  (1/24/89)
         --------------------------------------------------------------
         Cumulative Total Return     +13.90% +39.72% +220.14% +296.65%
         Average Annual Total Return +13.90%  +6.92%  +12.34%  +10.80%
         Value of $10,000 Investment $11,390 $13,972  $32,014  $39,665

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +47.66% and +11.85%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Real Estate Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

44
              Past performance does not guarantee future results.

                                      FRANKLIN RISING DIVIDENDS SECURITIES FUND


-------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Rising Dividends Securities
Fund seeks long-term capital appreciation. Preservation of capital, although not a goal, is also an important consideration. The Fund invests primarily in equity securities of companies that have paid rising dividends, including small capitalization companies.
-------------------------------------------------------------------------------


The economic stimuli discussed in the December 2001 annual report of lower interest rates, tax cuts and increased government spending appeared to pull the U.S. economy out of recession during the six-month period ended June 30, 2002. Gross domestic product expanded in 2002's first quarter at a 5.0% annualized rate. The economic growth continued in the second quarter although at a slower rate. From January through March, many stocks responded positively to the economic recovery. By the end of June, however, major stock market indexes were down significantly year-to-date. Weighing heavily on the market were continuing fears of terrorism and other geopolitical issues, various accounting and corporate governance problems, and lingering concerns about earnings growth prospects.

The widely followed Standard & Poor's 500 Composite Index (S&P 500) fell 13.15% during the period, and technology continued to struggle as evidenced by the Nasdaq Composite Index's 24.78% drop. Typical of economic recoveries, smaller stocks outperformed larger stocks. Within this environment, Franklin Rising Dividends Securities Fund performed well, exceeding the return of its benchmark index, the Russell Midcap(R) Value Index, which posted a 2.86% total return for the six months ended June 30, 2002./1/

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also realize stock price appreciation. We select portfolio securities based on several criteria. To be eligible for purchase, stocks must pass certain investment "screens," or screening procedures, requiring consistent and substantial dividend increases, strong balance sheets and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

[GRAPHIC]
(Bar chart with data as follows)

Portfolio Breakdown

Franklin Rising Dividends Securities Fund
Based on Total Net Assets
6/30/02

Finance                                    27.1%

Producer Manufacturing                     22.2%

Consumer Non-Durables                       8.4%

Health Technology                           7.9%

Retail Trade                                7.7%

Process Industries                          5.9%

Consumer Durables                           5.1%

Electronic Technology                       4.9%

Technology Services                         3.9%

Non-Energy Minerals                         2.5%

Energy Minerals                             1.3%

Commercial Services                         1.2%

Short-Term Investments & Other Net Assets   1.9%

During the period we established a significant, new position in General Electric (GE) as well as a smaller, new position in Old Republic International. GE is a large, well-known company that for the first time in many years fell out of favor. Many investors became concerned with GE's complexity given its many diverse business units. Forecasts for a decline in GE's gas turbine business also negatively impacted its stock. Notwithstanding its AAA credit rating, GE's heavy reliance on the commercial paper market added pressure as well. Despite these concerns, we are confident that GE remains an exceptionally well-run company with many market-leading businesses. In our opinion, strong growth opportunities exist throughout the company, which boasts 26 years of dividend increases. Old Republic is an insurance company with several business lines including various specialty property lines, mortgage guaranty and title insurance. Old Republic has raised its dividend for 21 consecutive years. We increased four other holdings significantly during the six months under review: supplemental health insurer AFLAC, diversified manufacturer Roper Industries, commercial insurance broker Arthur J. Gallagher, and designer and distributor of gift products Russ Berrie.

The only position we eliminated during the six-month period was Wallace Computer Services, which stopped increasing its dividend in 2000. Significantly reduced positions include Cohu, which also stopped dividend increases, and Pall Corp., which lowered its dividend. We reduced several other positions to make room for better opportunities as we found them.

Despite a difficult market in the first half of 2002, five of the Fund's top ten positions provided double-digit returns. Washington Mutual's stock price reacted positively to the stable interest rate environment during the reporting period. Going into the year many investors had expected interest rates to rise. Washington Mutual has increased its dividend every quarter since the fourth quarter of 1995. West Pharmaceutical Services's stock price began discounting the beneficial impact expected in the coming years from the company's new product pipeline. In 2001, despite the recession that decimated many industrial companies' earnings, Teleflex was able to report its 27th year of earnings growth. In addition, Teleflex has increased its dividend for 25 consecutive years. Family Dollar Stores continued gaining recognition for its consistent record of strong sales and earnings growth. Family Dollar has increased its dividend for 26 straight years. And finally, many investors are

 Top 10 Holdings
 Franklin Rising Dividends
 Securities Fund
 6/30/02

Company                   % of Total
Sector/Industry           Net Assets
------------------------------------
West Pharmaceutical
Services Inc.                4.7%
Health Technology

Family Dollar Stores Inc.    4.6%
Retail Trade

Teleflex Inc.                4.3%
Producer Manufacturing

Alberto-Culver Co., A        4.2%
Consumer Non-Durables

Washington Mutual Inc.       4.1%
Finance

Reynolds & Reynolds
Co., A                       3.9%
Technology Services

Diebold Inc.                 3.6%
Electronic Technology

National Commerce
Financial Corp.              3.4%
Finance

General Electric Co.         3.2%
Producer Manufacturing

AFLAC Inc.                   3.1%
Finance


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

anticipating that Reynolds & Reynolds' growth rate may accelerate as the company rolls out its new suite of information management solutions for automotive retailers.

Notable year-over-year dividend increases during the six-month reporting period came from AFLAC (+20%), State Street (+20%), Washington Mutual (+18%), Arthur
J. Gallagher (+15%), and Superior Industries International (+14%).

Our 10 largest positions as of June 30, 2002, comprised 39.1% of the Fund's total net assets. It is interesting to note how these 10 companies would, in the aggregate, respond to the Fund's screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 21 years in a row and by 279% in the past 10 years. Their most recent dividend increases averaged 9.8%, for a yield of 1.7% on June 30, 2002, and a dividend payout ratio of 28%. Long-term debt averaged 17% of capitalization, and the average price/earnings ratio was 17.9 on calendar year 2002 estimates versus 20.2 for that of the S&P 500 on the same date. In our opinion, these companies are representative of the portfolio's fundamentally high quality. We also believe that, over the long term, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Rising Dividends Securities Fund - Class 1 delivered a +7.92% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Rising Dividends Securities Fund - Class 1
 Periods ended 6/30/02

                                                       Since
                                                     Inception
                            1-Year  5-Year  10-Year  (1/27/92)
--------------------------------------------------------------
Cumulative Total Return     +13.26% +64.27% +213.31% +213.00%
Average Annual Total Return +13.26% +10.44%  +12.10%  +11.57%
Value of $10,000 Investment $11,326 $16,427  $31,331  $31,300


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Rising Dividends Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

48
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Rising Dividends Securities Fund - Class 2 delivered a +7.79% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Rising Dividends Securities Fund - Class 2*
 Periods ended 6/30/02
                                                                Since
                                                              Inception
                                     1-Year  5-Year  10-Year  (1/27/92)
         --------------------------------------------------------------
         Cumulative Total Return     +13.00% +62.59% +210.11% +209.80%
         Average Annual Total Return +13.00% +10.21%  +11.98%  +11.46%
         Value of $10,000 Investment $11,300 $16,259  $31,011  $30,980

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +31.75% and +8.25%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Rising Dividends Securities Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                             49
              Past performance does not guarantee future results.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                                    FRANKLIN S&P 500 INDEX FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin S&P 500 Index Fund seeks to match the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) before the deduction of Fund expenses. The Fund uses investment "indexing" strategies designed to track the performance of the S&P 500 Index./1/

--------------------------------------------------------------------------------

As of June 1, 2002, the Fund closed to all new investments, except for the automatic reinvestment of any net investment income and capital gains. On December 31, 2001, the Board of Trustees of FTVIP approved a proposal to liquidate the Fund, which is expected to occur later this year. Please refer to the Fund's prospectus for more details.

This semiannual report of Franklin S&P 500 Index Fund covers the period ended June 30, 2002. During the six months under review, uncertainty characterized the domestic equity market as the aftermath of the September 11 terrorist attacks and continued armed conflicts in Afghanistan and the Middle East contributed to general investor uneasiness. A series of fraudulent accounting scandals in corporate America exacerbated investors' concerns. Despite some positive first-quarter economic recovery data, corporate spending remained tight and further hindered upward stock market movement. Fortunately evidence of improved productivity managed to offset some of the economy's sluggishness. The Department of Labor Statistics reported an impressive 8.4% productivity rise while unit labor costs declined 5.2%, setting the fastest productivity pace since 1983. Many companies worked down their excessive inventories of the late 1990s' boom, and hopes are high that capital spending will resume in the next few quarters, which could lead to increased earnings reports.

After returning 10.68% in 2001's fourth quarter, the S&P 500 Index gained 0.28% in 2002's first quarter. This was the first time the index posted back-to-back positive quarterly returns since the same period in 1999-2000. A sharp reversal in April 2002 slipped the S&P 500 Index into negative territory, which led to its -13.15% return for the six months ended June 30, 2002. Other major equity indexes also fell during this same time, with the Dow Jones Industrial Average and the Nasdaq Composite Index down 6.91% and 24.78%./1 /

Franklin S&P 500 Index Fund is currently managed with a full replication technique. With this passive strategy, the Fund holds each

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index. Please see Index Descriptions following the Fund Summaries.

constituent of the index, with the exception of some minor securities, in its approximate capitalization weight. We believe this replication technique allows the Fund to more tightly track the S&P 500 Index, with performance discrepancies generally attributable to the Fund's cash flow, fees and expenses. Fund performance is reported after fees and expenses, while the S&P 500 Index serves as an unmanaged benchmark and includes reinvested dividends. Tracking differences may be caused by Fund cash flow and trading expenses. Positive cash flow in a down market will provide positive tracking (deviation between the Fund and the S&P 500 Index which is beneficial to the Fund) that will help offset fees and expenses. One cannot invest directly in an index.

As a result of changes to the S&P 500 Index, there were 17 additions and 15 deletions to the Fund's portfolio between January 1 and June 30, 2002, based upon rebalancing activity. Deletions generally occur because of merger and acquisition activity, bankruptcies and restructurings, or lack of representation. Whenever a company is deleted from the index, another company is added to keep the number of index constituents at 500.

Going forward, we will seek to keep the Fund's passively managed portfolio invested in the common stocks of the S&P 500 Index by holding constituent securities. We will also seek to use financial futures to manage the Fund's liquidity while maintaining exposure to the S&P 500 Index. However, whichever "indexing" strategy we determine would be cost-effective or otherwise beneficial for the Fund, Fund performance should continue to be dictated by the performance of the S&P 500 Index and general U.S. equity market conditions.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any industry, security, indexing strategy or the Fund. Our indexing strategy and the Fund's portfolio composition may change depending on market conditions and the composition of the S&P 500 Stock Index. Although historical performance does not guarantee future results, these insights may help you understand our management philosophy.




 Top 10 Holdings
 Franklin S&P 500 Index Fund
 6/30/02

                       Company                % of Total
                       Sector/Industry        Net Assets
                       ---------------------- ----------
                       Microsoft Corp.           3.2%
                       Technology Services

                       General Electric Co.      3.1%
                       Producer Manufacturing

                       Exxon Mobil Corp.         3.0%
                       Energy Minerals

                       Wal-Mart Stores Inc.      2.7%
                       Retail Trade

                       Pfizer Inc.               2.4%
                       Health Technology

                       Citigroup Inc.            2.2%
                       Finance

                       American International
                       Group Inc.                1.9%
                       Finance

                       Johnson & Johnson         1.7%
                       Health Technology

                       Coca-Cola Co.             1.5%
                       Consumer Non-Durables

                       International Business
                       Machines Corp.            1.3%
                       Electronic Technology


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin S&P 500 Index Fund - Class 1 delivered a -13.05% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

            Franklin S&P 500 Index Fund - Class 1
            Periods ended 6/30/02
                                                             Since
                                                           Inception
                                                   1-Year  (11/1/99)
            ------------------------------------- -------- ---------
            Cumulative Total Return                -18.03%  -26.31%
            Average Annual Total Return            -18.03%  -10.82%
            Value of $10,000 Investment           $  8,197 $  7,369


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



Franklin S&P 500 Index Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                             53
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin S&P 500 Index Fund - Class 2 delivered a -13.21% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin S&P 500 Index Fund - Class 2
 Periods ended 6/30/02
                                                       Since
                                                     Inception
                                             1-Year  (11/1/99)
                 ---------------------------------------------
                 Cumulative Total Return     -18.29%  -26.90%
                 Average Annual Total Return -18.29%  -11.09%
                 Value of $10,000 Investment  $8,171   $7,310

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin S&P 500 Index Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

54
              Past performance does not guarantee future results.

                                                        FRANKLIN SMALL CAP FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Small Cap Fund seeks long-term capital growth. The Fund invests primarily in equity securities of U.S. small-capitalization companies with market capitalization values not exceeding:
(i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000(R) Index; whichever is greater, at the time of purchase./1/

--------------------------------------------------------------------------------

The six months ended June 30, 2002, offered investors encouraging evidence of an improving domestic economy. Economic surveys showed that export orders rose, inventories fell, layoff announcements declined and manufacturing activity expanded at a moderate pace. However, declining consumer confidence and weaker-than-expected vehicle sales seemed to signify that the economic expansion would not be smooth, uniform or robust. Indeed, concern mounted that consumer spending, which has so far been resilient, would not be strong enough to sustain the economy's fragile momentum. Investors looked to enterprise spending for staffing, equipment and services to restart before consumer spending faltered. However, by mid-May, enterprise spending was still sluggish while consumer spending had clearly decelerated. Additionally, investors feared that the fragile economic recovery could be unsettled by Middle East tensions, mounting federal government deficits, a weaker dollar and what the federal government classified as the inevitability of another terrorist attack.

Eroding confidence in corporate governance and domestic capital markets compounded economic concerns. High-profile corporate misconduct cast doubt on many corporate executives' honesty and on the domestic capital markets' transparency. Investors grew doubtful of the economic rebound and suspicious of the quality and predictability of corporate earnings. Furthermore, the weakening dollar increased the probability that foreign investors might sell their dollar-denominated equities.

During the first half of 2002, nearly every sector experienced steep price declines except the interest rate-sensitive home building, real estate and finance sectors. Within this challenging environment, Franklin Small Cap Fund performed poorly on an absolute basis. However, it outperformed its benchmark index, the Russell 2500(TM) Growth Index, which declined 19.09%./1 /


Fund performance was hurt most by its exposure to early cyclical sectors. Since the fall of 2001, we had positioned the Fund to benefit

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

[GRAPHIC]
(Bar chart with data as follows)

Portfolio Breakdown

Franklin Small Cap Fund
Based on Total Net Assets
6/30/02

Electronic Technology                     20.1%

Technology Services                       11.5%

Finance                                    8.6%

Producer Manufacturing                     6.8%

Health Technology                          6.3%

Process Industries                         5.9%

Industrial Services                        5.6%

Energy Minerals                            4.5%

Transportation                             4.2%

Consumer Services                          4.0%

Commercial Services                        3.9%

Health Services                            2.4%

Consumer Non-Durables                      1.8%

Retail Trade                               1.3%

Distribution Services                      1.1%

Consumer Durables                          1.0%

Other                                      1.6%

Short-Term Investments & Other Net Assets  9.4%
from the early stages of an economic recovery. Many of our investments in early cyclicals such as specialty chemicals, transportation, technology, media and commercial services performed well in the first quarter of 2002. However, in the second quarter, virtually all of these sectors performed poorly as investors grew skeptical that the nascent economic recovery could be sustained.

We were very surprised by the swift onset of economic concern and capital markets suspicion. Thus, the Fund suffered from its corresponding underweighted exposure in the aforementioned interest rate-sensitive sectors relative to the index. During the reporting period, the relatively defensive sectors of minerals, retail, consumer durables, health services and energy services outperformed the markets. With the exception of energy services, we were underweighted in all of these leading sectors. The Fund was also hampered by its exposure to small-cap stocks, which underperformed mid-cap stocks.

Against an uncertain economic backdrop, however, we found some high-quality, small-cap growth stocks selling at what we believed were attractive valuations. Many small-cap growth issues were available at prices below their post-September 11 lows despite a healthier economy and lowered cost structures. Thus, we selected many of what we considered quality growth stocks across all sectors.

Looking forward, we cannot precisely predict when enterprise spending will recover or when confidence in the capital markets will return. However, despite the uncertainty and suspicion that exist today, we believe this country has a strong foundation for economic growth and an effective system of capital markets regulation that, for all its faults, is still unrivaled in the world. As fear and skepticism continue to drive equity prices lower, we will actively seek, evaluate and invest in what we believe to be superior, small-cap growth companies with honest management teams whose businesses have the potential to grow as the economy recovers.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

 Franklin Small Cap Fund buys small-cap stocks that the managers believe will appreciate in value. When our strategy is successful, our small-cap holdings grow to be mid- and sometimes large-cap stocks. For this reason, the Fund's average market cap has tended to grow as many holdings in excellent small-cap companies have grown, sometimes dramatically. Given the Fund's strategy, the managers believe the Fund's average market cap has ranged, and likely will continue to range, from small to mid cap.

                    Top 10 Holdings
                    Franklin Small Cap Fund
                    6/30/02

                    Company                      % of Total
                    Sector/Industry              Net Assets
                    ---------------------

                    Integrated Circuit
                    Systems Inc.                    1.8%
                    Electronic Technology

                    Affiliated Computer Services
                    Inc., A                         1.8%
                    Technology Services

                    Gentex Corp.                    1.5%
                    Producer Manufacturing

                    Expeditors International of
                    Washington Inc.                 1.4%
                    Transportation

                    Newfield Exploration Co.        1.4%
                    Energy Minerals

                    Varco International Inc.        1.3%
                    Industrial Services

                    Nova Chemicals Corp.            1.3%
                    Process Industries

                    Micrel Inc.                     1.3%
                    Electronic Technology

                    Mettler-Toledo
                    International Inc.              1.2%
                    Producer Manufacturing

                    C.H. Robinson
                    Worldwide Inc.                  1.2%
                    Transportation

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Small Cap Fund - Class 1 delivered a -17.56% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

         Franklin Small Cap Fund - Class 1
         Periods ended 6/30/02
                                                               Since
                                                             Inception
                                            1-Year   5-Year  (11/1/95)
         -------------------------------------------------------------
         Cumulative Total Return            -21.16%  +26.78%  +80.90%
         Average Annual Total Return        -21.16%   +4.86%   +9.30%
         Value of $10,000 Investment       $  7,884 $ 12,678 $ 18,090



Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.







Franklin Small Cap Fund - Class 1


 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                             57
              Past perfomance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Small Cap Fund - Class 2 delivered a -17.62% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Small Cap Fund - Class 2*
 Periods ended 6/30/02
                                                           Since
                                                         Inception
                                         1-Year  5-Year  (11/1/95)
             -----------------------------------------------------
             Cumulative Total Return     -21.32% +25.73%  +79.41%
             Average Annual Total Return -21.32%  +4.69%   +9.16%
             Value of $10,000 Investment  $7,868 $12,573  $17,941

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +12.51% and +3.44%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Small Cap Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

58
              Past performance does not guarantee future results.

                                       FRANKLIN SMALL CAP VALUE SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Small Cap Value Securities Fund (formerly Franklin Value Securities Fund) seeks long-term total return. Income, although not a goal, is a secondary consideration. The Fund invests primarily in equity securities of U.S. small capitalization companies, that the Fund's manager believes are selling substantially below the underlying value of their assets or their private market value.

--------------------------------------------------------------------------------

It is a pleasure to present this semiannual report for Franklin Small Cap Value Securities Fund covering the period ended June 30, 2002. On May 1, 2002, the Fund changed its name to Franklin Small Cap Value Securities Fund. The new name more clearly describes the Fund's primary investments, small-cap value stocks, an area where we generally have found opportunities that match our investment criteria.

The year 2002 began with frequent reports of questionable accounting practices by some large companies, driving many investors into smaller companies due, in part, to their more understandable financial statements. Small cap value stocks performed well during the first quarter of 2002 before joining the overall market downturn by the end of the second quarter. Gold and cash emerged as investments of choice for many investors who became more cautious about corporate America in general. Additionally, the threat of domestic terrorism as well as geopolitical risks exacerbated an already edgy market.

Within this environment, Franklin Small Cap Value Securities Fund performed well for the six months ended June 30, 2002, as shown in the Performance Summary following this report. The Fund's benchmark, the Russell 2000(R) Value Index returned 7.26% during the same period, while the broad Standard & Poor's 500 Composite Index, tech-heavy Nasdaq Composite Index, and Dow Jones Industrial Average declined 13.15%, 24.78% and 6.91%, respectively./1/

Our value investment strategy focuses on securities that sell at low prices compared with the underlying companies' earnings, cash flow or book value. We also search for understated assets such as real estate, tax-loss carryforwards or valuable intangibles such as patents or distribution systems. We consider fallen angels -- former growth companies suffering from short-term setbacks and sharp price declines,

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

[GRAPHIC]
(Bar chart with data as follows)

Portfolio Breakdown

Franklin Small Cap Value Securities Fund
Based on Total Net Assets
6/30/02

Producer Manufacturing                      22.7%

Energy Minerals                              9.6%

Transportation                               8.5%

Finance                                      7.7%

Consumer Non-Durables                        6.3%

Industrial Services                          5.5%

Retail Trade                                 5.4%

Process Industries                           5.0%

Consumer Durables                            4.4%

Electronic Technology                        3.7%

Non-Energy Minerals                          3.7%

Technology Services                          2.1%

Health Technology                            1.4%

Utilities                                    1.3%

Consumer Services                            1.0%

Closed End Mutual Funds                      0.8%

Short-Term Investments & Other Net Assets   10.9%
but which we believe still retain significant, long-term potential. For example, the 1998-99 bear market in value stocks provided many opportunities to buy solid companies at valuations we found attractive.
As patient investors, we benefited from these bargains when other investors recognized their value and bid up the prices of many Fund holdings.

Two top contributors to the Fund's performance during the reporting period were Dillards and Brown Shoe Company. Dillards, which operates retail department stores in the southwest, southeast and midwest regions of the U.S., has more than 10 years of consistent book value growth and was recently selling below book value. The company's strategy to enhance its private-label businesses and tighten its inventories helped Dillards expand operating margins and increase earnings. Brown Shoe, a 123-year-old operator of retail shoe stores in the U.S. and Canada, is well known for its "Buster Brown" children's brand. Cost-cutting initiatives launched in 2001 contributed to the company's improved performance. With shares recently selling at 14 times 2002 earnings estimates and 1.6 times book value, we consider Brown Shoe a good value.

After the rewarding upturn in small cap value stock prices over the past two years we are frequently asked by investors whether there are still attractive buying opportunities available. We certainly think so as indicated by the large number of new positions we acquired during the past six months. We added 21 new stocks to the portfolio during the reporting period, all with what we believe to be strong financials, quality management and attractive values. Two of these additions were ABM Industries and United States Steel. ABM, the largest facility services contractor listed on the New York Stock Exchange, has increased its dividend consistently for 36 years and maintains a strong balance sheet with virtually no long-term debt. U.S. Steel produces, sells and transports steel mill products. With the recently legislated domestic steel tariff protection in force and the closing of a major competitor, we believe U.S. Steel is well-positioned for an upswing. Selling at 11 times next year's earnings estimates and less than tangible book value, U.S. Steel strikes us as a real bargain.

During the six months under review, we eliminated several of the Fund's positions. We sold Airborne and Pier 1 Imports because we believed these companies were fully valued. Disappointing earnings led



 Top 10 Holdings
 Franklin Small Cap Value Securities Fund
 6/30/02

                      Company
                      Sector/Industry,         % of Total
                      Country                  Net Assets
                      -----------------------------------
                      Reliance Steel &
                      Aluminum Co.                2.3%
                      Non-Energy Minerals,
                      U.S.

                      Peabody Energy Corp.        2.2%
                      Energy Minerals, U.S.

                      Russ Berrie & Co. Inc.      2.2%
                      Consumer Durables, U.S.

                      Avocent Corp.               2.2%
                      Electronic Technology,
                      U.S.

                      York International Corp.    2.1%
                      Producer Manufacturing,
                      U.S.

                      Mettler-Toledo
                      International Inc.          1.8%
                      Producer Manufacturing,
                      Switzerland

                      Arch Coal Inc.              1.8%
                      Energy Minerals, U.S.

                      Teekay Shipping Corp.       1.7%
                      Transportation, Bahamas

                      Brown Shoe Co. Inc.         1.7%
                      Consumer Non-Durables,
                      U.S.

                      Roper Industries Inc.       1.6%
                      Producer Manufacturing,
                      U.S.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

us to sell Delta Air Lines, Commonwealth Industries and Reinsurance Group of America.

We remain committed to our value investment philosophy and are confident that despite the recent economic and political uncertainty, investors will continue to return to rational valuations and commonsense investing. We believe Franklin Small Cap Value Securities Fund will provide shareholders with a portfolio of well-managed, financially sound companies offering the potential for solid earnings growth and stock price appreciation over the long term.





 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Small Cap Value Securities Fund - Class 1 delivered a +6.61% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Small Cap Value Securities Fund - Class 1
 Periods ended 6/30/02
                                                           Since
                                                         Inception
                                         1-Year  3-Year  (5/1/98)
             -----------------------------------------------------
             Cumulative Total Return      +8.08% +39.74%  +20.73%
             Average Annual Total Return  +8.08% +11.80%   +4.63%
             Value of $10,000 Investment $10,808 $13,974  $12,073


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Small Cap
Value Securities
Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


62
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Small Cap Value Securities Fund - Class 2 delivered a +6.41% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Small Cap Value Securities Fund - Class 2*
 Periods ended 6/30/02
                                                           Since
                                                         Inception
                                         1-Year  3-Year  (5/1/98)
             -----------------------------------------------------
             Cumulative Total Return      +7.70% +38.55%  +19.57%
             Average Annual Total Return  +7.70% +11.48%   +4.38%
             Value of $10,000 Investment $10,770 $13,855  $11,957

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +50.02% and +12.36%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Small Cap
Value Securities
Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                             63
              Past performance does not guarantee future results.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                            FRANKLIN TECHNOLOGY SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Technology Securities Fund seeks capital appreciation. The Fund invests in equity securities of companies expected to benefit from the development, advancement and use of technology.
The Fund may have significant holdings in smaller companies and a smaller portion in foreign securities.

--------------------------------------------------------------------------------

During the six months ended June 30, 2002, investors monitored economic indicators for signs of a rebound. We do think that the economy began improving according to a number of indicators that we track. However, consumer confidence, which rose sharply following the September 11 attacks, fell toward period-end as uncertainty continued to pervade the stock markets. Equity markets produced mixed results and experienced volatility over the reporting period. In particular, the technology-laden Nasdaq Composite Index posted a -24.78% return./1 /Projections for a decline in 2002 corporate technology spending coupled with a lack of earnings visibility and an uncertain outlook for sustained profit growth kept technology stocks under pressure.

On a positive note, the technology sector experienced stabilizing corporate revenues and earnings during the period. Throughout most of 2001, technology companies delivered results that mostly disappointed investor expectations. In contrast, more technology companies met expectations and reported fewer negative surprises in 2002's first half.

We believe it is imperative for investors to adhere to sound investment strategies, which generally include diversification, investing in high-quality management teams, focusing on companies with strong financial positions and proactively researching new technologies and investment themes. We have not wavered from our strategy of seeking to buy high-quality companies that generally perform relatively well in declining markets. We continued to focus on identifying and investing in what we considered high-quality, well-established companies as well as a selection of smaller, higher-growth stocks with sustainable competitive advantages and growth prospects. During the period under review, small-cap technology stocks performed relatively better than large-cap technology stocks partly due to smaller companies' ability to find attractive growth opportunities despite an overall economic slowdown. However, we will continue to invest in all market capitalizations

1. Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

[GRAPHIC]
(Bar chart with data as follows)

Portfolio Breakdown

Franklin Technology Securities Fund
Based on Total Net Assets
6/30/02

Electronic Technology                     55.0%

Technology Services                       25.7%

Commercial Services                        4.5%

Health Technology                          3.7%

Consumer Services                          2.3%

Finance                                    1.1%

Consumer Durables                          1.1%

Producer Manufacturing                     1.1%

Short-Term Investments & Other Net Assets  5.5%
within the technology sector because we believe a diversified approach should serve our shareholders well over time.

In our opinion, one of the major issues technology companies faced was the state of corporate information technology (IT) spending. As economies weakened worldwide, corporations focused on cost cutting, which included reducing IT budgets. These budgets are not likely to grow until corporate profits improve. Fortunately, signs have already appeared suggesting that the economy has reached a bottom and may even be rebounding. When corporate profits begin to recover, we believe the focus will quickly shift from cost cutting to revenue enhancing projects aimed at improving efficiency and competitive positions. Many of these projects should involve increased IT spending.

With this backdrop in mind, we positioned the Fund in areas we believe would be the first to enjoy the benefits of a technology capital-spending recovery. In addition, we also increased our holdings in areas that we think should continue to experience relatively healthy spending patterns. We added to our semiconductor and semiconductor equipment holdings because we believe these companies should perform relatively well in a broad economic recovery given their diversified end markets. For example, we purchased shares in Micrel, Xicor, Texas Instruments and Applied Materials. Other areas of focus and related new investments included computer peripherals (Logitech International), IT services (Accenture and Electronic Data Systems) and computer software (Intuit, Netiq, webMethods and Aspen Technology).

We sold positions in some technology segments we think will recover more slowly such as telecommunications equipment (Nokia, CIENA, ONI Systems and DDI Corp.), computer hardware (McData and Sun Microsystems) and health technology (Aviron, Inhale Therapeutics and Cubist Pharmaceuticals).

Looking forward, we are confident that the Fund is well-positioned in terms of growth potential and stock valuations. We will seek to maintain a well-diversified portfolio of large- and small-capitalization stocks. In the short term, we expect ongoing economic challenges and market volatility as the economy transitions out of a widespread slowdown and one of the most significant technology downturns ever. However, we are optimistic about technology stocks' long-term performance. We



 Top 10 Holdings
 Franklin Technology Securities Fund
 6/30/02

                       Company                 % of Total
                       Sector/Industry         Net Assets
                       ----------------------------------
                       Microsoft Corp.            3.3%
                       Technology Services

                       Integrated Circuit
                       Systems Inc.               2.7%
                       Electronic Technology

                       Linear Technology Corp.    2.6%
                       Electronic Technology

                       Intuit Inc.                2.6%
                       Technology Services

                       Network Appliance Inc.     2.4%
                       Electronic Technology

                       Accenture Ltd., A          2.3%
                       Technology Services

                       Applied Materials Inc.     2.0%
                       Electronic Technology

                       KLA-Tencor Corp.           1.9%
                       Electronic Technology

                       Exult Inc.                 1.9%
                       Commercial Services

                       Texas Instruments Inc.     1.9%
                       Electronic Technology

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

believe technology companies should once again be able to grow their revenues and earnings at a faster rate than the overall economy, as technology should continue to become an ever-growing part of the global economy.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry or group of industries, it may experience greater volatility than a fund with a more broadly diversified portfolio.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Technology Securities Fund - Class 1 delivered a -33.64% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Technology Securities Fund - Class 1
 Periods ended 6/30/02
                                                       Since
                                                     Inception
                                             1-Year  (5/1/00)
                 ---------------------------------------------
                 Cumulative Total Return     -43.20%  -64.50%
                 Average Annual Total Return -43.20%  -38.03%
                 Value of $10,000 Investment  $5,680   $3,550

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Technology
Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

68
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Technology Securities Fund - Class 2 delivered a -33.77% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Technology Securities Fund - Class 2*
 Periods ended 6/30/02
                                                       Since
                                                     Inception
                                             1-Year  (5/1/00)
                 ---------------------------------------------
                 Cumulative Total Return     -43.34%  -64.70%
                 Average Annual Total Return -43.34%  -38.19%
                 Value of $10,000 Investment  $5,666   $3,530

*Because Class 2 shares were not offered until 9/1/00, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 9/1/00, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 9/1/00 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were -73.12% and -51.27%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Technology Securities Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                             69
              Past performance does not guarantee future results.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                                  FRANKLIN U.S. GOVERNMENT FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin U.S. Government Fund seeks income. The Fund invests exclusively in U.S. government securities, primarily fixed and variable rate mortgage-backed securities.

--------------------------------------------------------------------------------

During the six months ended June 30, 2002, the Federal Reserve Board (the Fed) left short-term interest rates unchanged, maintaining the federal funds target rate at 1.75%, the lowest level in more than 40 years. The strong growth scenario predicted by many economists deteriorated during the reporting period into a sluggish growth outlook. Some economists lowered their gross domestic product growth estimates for the remainder of 2002, as well as lowered their expectations for Fed tightening before the year is out. Largely due to such expectations, the 2-year Treasury note's yield declined 17 basis points (0.17%), and the 10-year Treasury bond's yield fell 21 basis points (0.21%).

Mortgage rates generally fell during the six months under review, reaching levels not seen since November 2001 when they sank as low as 6.45%. On June 30, 2002, the Federal Home Loan Mortgage Corporation 30-year commitment mortgage rate stood at 6.39%, down from 6.87% at the beginning of the period. In general, as mortgage rates fall, prepayments increase, which makes lower-coupon bonds more attractive to investors during these periods. Because of our proprietary models, we owned many such securities, and the Fund performed well during the reporting period. Another positive trend impacting the Fund was investors' flight to high-quality bonds as the corporate sector continued to experience credit events. Largely as a result, Government National Mortgage Association (GNMA) securities, which offer the same credit risk with lower volatility and higher income than comparable maturity U.S. Treasuries, became increasingly attractive during the reporting period. We believe the relatively high, risk-adjusted returns these bonds have historically offered make them a beneficial diversification tool in any investor's portfolio. On June 30, 2002, 47.5% of the Fund's total net assets were invested in GNMA securities.

[GRAPHIC]
Investment Holdings
Franklin U.S. Government Fund
Based on Total Net Assets
6/30/02

[PIE CHART APPEARS HERE WITH FOLLOWING INFORMATION

Mortgage-Backed Securities                    78.1%
Agency Notes & Bonds                          16.5%
Short-Term Investments & Other Net Assets      5.4%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Looking forward, we believe the economic outlook remains uncertain. Investors continue to search for high-quality assets, and many seem unwilling to move into equities because of stock market volatility. As a result, investors have been seeking shelter in high-quality bonds, such as those in which the Fund invests. Strong corporate productivity and low inflation may allow the Fed to maintain low interest rates to help stimulate the economy, which we believe is beneficial for fixed income investments such as those the Fund holds.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin U.S. Government Fund - Class 1 delivered a +4.42% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin U.S. Government Fund - Class 1
 Periods ended 6/30/02
                                                               Since
                                                             Inception
                                      1-Year 5-Year  10-Year (3/14/89)
          ------------------------------------------------------------
          Cumulative Total Return     +8.72% +40.92% +98.64% +171.58%
          Average Annual Total Return +8.72%  +7.10%  +7.10%   +7.80%


Franklin U.S. Government Fund - Class 1


 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                             73
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin U.S. Government Fund - Class 2 delivered a +4.32% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin U.S. Government Fund - Class 2*
 Periods ended 6/30/02
                                                               Since
                                                             Inception
                                      1-Year 5-Year  10-Year (3/14/89)
          ------------------------------------------------------------
          Cumulative Total Return     +8.47% +39.70% +96.92% +169.22%
          Average Annual Total Return +8.47%  +6.92%  +7.01%   +7.73%

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +23.39% and +6.23%.

Franklin U.S. Government Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

74
              Past performance does not guarantee future results.

                                     FRANKLIN ZERO COUPON FUNDS - 2005 AND 2010


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: The two Zero Coupon Funds seek as high an investment return as is consistent with capital preservation. Each Fund invests primarily in dollar-denominated zero coupon debt securities, primarily U.S. Treasury-issued stripped securities and stripped securities issued by the U.S. government and its agencies and authorities. Each Zero Coupon Fund seeks to return a reasonably assured target dollar amount, predictable at the time of investment, on a specific date in the future. The Funds may not be appropriate for those who intend to redeem units before the maturity dates.

--------------------------------------------------------------------------------

The six months ended June 30, 2002, saw a dramatic shift in investor sentiment. First quarter gross domestic product (GDP) grew at a surprisingly robust 6.1% annualized rate according to the Commerce Department, as demand remained strong and the pace of inventory reductions slowed. The stronger growth during the period had many expecting the Federal Reserve Board (the Fed) might raise short-term interest rates, and yields moved higher. However, during the six-month period, the Fed actually left short-term interest rates unchanged, maintaining the federal funds target rate at 1.75%, the lowest level in more than 40 years. Real final demand did not materialize during the period, and by the second quarter, the crisis of confidence in corporate America eroded investor sentiment, and yields declined. Due to the shift in expectations, the 2-year Treasury note's yield declined 17 basis points (0.17%) from its level at the end of 2001, and the 10-year Treasury bond's yield fell 21 basis points (0.21%), ending the period at 2.90% and 4.86%.

A positive trend impacting the Funds during the period was investors' flight to high-quality bonds as the corporate sector continued to experience credit events. U.S. equity markets remained weak during the period as investors questioned the timing and strength of an improvement in corporate profits. As a result, U.S. government and agency securities, in which the Funds invest, became increasingly attractive.

Franklin Zero Coupon Funds invest primarily in securities issued by U.S. government sponsored agencies. In our view, there is only slightly more risk in agency securities than direct obligations of the U.S. government. These are generally very high credit quality instruments that have historically offered a higher yield advantage than Treasuries.

Individual zero coupon bonds will return a fixed rate if held to maturity, and zero coupon investments can be attractive for relatively short-term investors and risk-averse, long-term investors. However, investors should remember that a managed portfolio of zero coupon bonds will fluctuate with cash flow into or out of the portfolio and vary with market conditions.

Looking forward, we believe the economic outlook remains uncertain. Many investors continue to search for high-quality assets and appear to be seeking shelter in securities that offer strong credit characteristics, such as those in which the Funds invest. Strong corporate productivity and low inflation may allow the Fed to maintain low interest rates to help stimulate the economy, which we believe is beneficial for fixed income investments such as those the Funds hold.




 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Funds' portfolio compositions will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Zero Coupon Fund 2005 - Class 1 delivered a +4.14% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


         Franklin Zero Coupon Fund 2005 - Class 1
         Periods ended 6/30/02
                                                                     Since
                                                                   Inception
                                        1-Year    5-Year  10-Year  (3/14/89)
         -------------------------------------------------------------------
         Cumulative Total Return        +9.90%    +47.44% +142.43% +244.63%
         Average Annual Total Return    +9.90%     +8.07%   +9.26%   +9.75%


Franklin Zero Coupon Fund 2005 - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                             77
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Zero Coupon Fund 2010 - Class 1 delivered a +7.23% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


         Franklin Zero Coupon Fund 2010 - Class 1
         Periods ended 6/30/02
                                                                Since
                                                              Inception
                                     1-Year  5-Year  10-Year  (3/14/89)
         --------------------------------------------------------------
         Cumulative Total Return     +12.20% +54.56% +174.37% +277.96%
         Average Annual Total Return +12.20%  +9.10%  +10.62%  +10.52%


Franklin Zero Coupon Fund 2010 - Class 1



 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


78
              Past performance does not guarantee future results.

                                               MUTUAL DISCOVERY SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Mutual Discovery Securities Fund seeks capital appreciation. Using a value-driven approach, the Fund invests primarily in U.S. and foreign equity securities of companies that the Fund's manager believes are available at market prices less than their value based on certain recognized or objective criteria. Investments include undervalued stocks, restructuring companies and distressed companies. The Fund may also invest a significant portion in small capitalization companies.

--------------------------------------------------------------------------------

The beginning of 2002 saw widespread expectations for rapid and robust economic recovery. While these hopes proved overly optimistic, the global economy still appeared to be on a stronger footing than at the end of 2001, even though it was struggling to gain momentum. As weaker economic data reflected the fragility of the U.S. economic re-covery in the latter half of the reporting period, the U.S. dollar weakened appreciably against the euro, yen and pound. We generally hedge the Fund's currency exposure to focus on business fundamentals. Although we had partially removed our hedge versus the euro in the belief that it was undervalued, our remaining currency hedges proved a slight headwind for Fund performance.

The first six months of 2002 encompassed a period of substantial market volatility and broadly negative stock returns, driven largely by bad economic, corporate and geopolitical news and declining investor confidence. The great boom areas of the late 1990s -- technology, media and telecommunications -- were the same industries suffering the heaviest losses during the reporting period. Throughout the past few years' bull and bear markets, we have remained disciplined in our investing approach.

In a persistently difficult investment environment, Mutual Discovery Securities Fund posted slightly positive returns for the six months ended June 30, 2002. Of course, we are never happy to report such small returns for our shareholders. However, against the backdrop of unprecedented capital destruction and deeply negative overall performance within the equities markets, we believe these results are quite acceptable. The Fund also compared very favorably to its benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and Morgan Stanley Capital International World Index, which weakened appreciably in tandem during the latter half of the reporting period and returned -13.15% and -8.60% during the six months under review./1/

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

[GRAPHIC]
(Bar chart with data as follows)

Geographic Distribution

Mutual Discovery Securities Fund
Based on Total Net Assets
6/30/02

U.S.                                        37.7%

U.K.                                         9.8%

France                                       6.6%

Canada                                       5.4%

Spain                                        4.1%

Switzerland                                  3.8%

Netherlands                                  2.5%

Irish Republic                               2.5%

Denmark                                      2.0%

Japan                                        1.9%

Norway                                       1.9%

Belgium                                      1.8%

Sweden                                       1.8%

Germany                                      1.5%

South Korea                                  1.0%

Other Countries                              2.1%

U.S. Government Agencies & Other Net Assets 13.6%

We attribute our performance during the first half of 2002 primarily to our continued focus on individual securities, which are often misunderstood, and our stringent due diligence and investment discipline, which can help us avoid major mistakes. The last few years have reminded many investors that a single year of severe losses can eliminate the progress of several years' diligent efforts to grow capital. As such, preservation of capital has always been a key tenet of our investment philosophy.

At Mutual Advisers, we focus on the value of businesses and buy only securities that are trading at meaningful discounts to our estimate of intrinsic value. We build a portfolio of securities whose returns are largely dependent upon individual drivers rather than the movements of overall markets or industries. Our three-pronged approach of investing in undervalued common stocks with a willingness to be activists when necessary, investing in bankruptcy and distressed companies, and participating in arbitrage opportunities has produced solid returns over time with less risk than the overall market.

The top three contributors to Fund performance this reporting period were British American Tobacco (BAT), the second-largest global tobacco company; Irish Life & Permanent, a financial services company; and Imperial Tobacco Group, a U.K.-based tobacco company. BAT's and Imperial's stock prices rose as investors apparently sought businesses with assured prospects in an uncertain economy, solid cash flows and low valuations. Imperial also benefited from its acquisition of Reemtsma, a private German tobacco company. We have confidence in the operating abilities of both companies' management teams, and believe continued tobacco industry consolidation bodes well for improving financial returns. Irish Life rose mainly due to its solid operational performance and the Irish economy's continued strength. We purchased this well-capitalized company when investors shunned Irish financial stocks as unexciting, slow-growth investments compared with the once-booming technology, media and telecommunications companies.

We sustained our biggest losses during the reporting period in our telecommunications and cable positions, namely Adelphia Communications (debt securities), and the stocks of Sprint/FON Group and AT&T Wireless. We are generally attracted to areas with difficult environments and poorly performing securities; we have found that these areas typically provide attractive long-term opportunities.



 Top 10 Sectors/Industries
 Mutual Discovery Securities Fund

 Based on Equity Securities
 6/30/02

                        % of Total
                        Net Assets
----------------------------------
Insurance                   7.4%
Tobacco                     7.2%
Media                       6.0%
Food Products               5.6%
Banks                       5.4%
Diversified
 Financials                 5.3%
Beverages                   4.5%
Oil & Gas                   3.5%
Construction &
  Engineering               3.3%
Paper & Forest Products     2.9%

The telecommunications sector certainly performed poorly, routed by plummeting demand and negative earnings surprises; however, we misjudged the extent of the telecommunications market's many difficulties and, in retrospect, bought these securities too early. We underestimated the industry's competitive intensity, the impact that financially strapped players would have on pricing dynamics, and the extent to which a weak economy would contribute to slower demand growth. Additionally, in the case of Adelphia, we initially purchased subordinated debt securities that turned out to be less protected than we thought as the company revealed improper accounting practices that overstated cash flows.

During the first half of 2002, market volatility presented us with opportunities to add to existing positions and establish new ones. One position we increased significantly was Groupe Danone, a food com-pany with strategic positions in yogurt, cookies, snacks and bottled water. Danone experienced some difficulties in its U.S. and Chinese water businesses, which presented us with an opportunity to purchase shares at an attractive valuation, in our opinion. We believe manage- ment is appropriately addressing its quandaries, including a recent partnership with Coca-Cola to distribute its bottled water in the U.S. Additionally, we believe the businesses at Danone could make an attractive acquisition target for any one of several larger food companies.

Another position we added to is Conoco, whose proposed merger with Phillips Petroleum offers what we believe to be significant strategic and financial synergies that could position the combined entity to create substantial value going forward. We also initiated a position in Solvay, a Belgian chemicals/pharmaceuticals hybrid. We believed Solvay's shares were trading at a significant discount to their underlying value, and that management had shown willingness to restructure the business pro- actively in the interest of shareholders.

We also took opportunities to sell positions that we thought became fully valued. For example, we eliminated USA Interactive at a profit after the company announced a deal in which it sold a significant portion of its assets to Vivendi Universal. We also sold our position in Swedish Match when it became fully valued, in our analysis, primarily due to investor speculation that the company had become an acquisi- tion target. We sold most of the Fund's stake in the equity of PG&E, parent of California utility Pacific Gas & Electric, after the stock more than doubled from our cost basis in the first half of 2001.



 Top 10 Holdings
 Mutual Discovery Securities Fund
 6/30/02

                     Company
                     Sector/Industry,            % of Total
                     Country                     Net Assets
                     --------------------------------------
                     Berkshire Hathaway
                     Inc., A & B                    2.5%
                     Insurance, U.S.

                     British American
                     Tobacco PLC                    1.7%
                     Tobacco, U.K.

                     Carlsberg AS, B                1.6%
                     Beverages, Denmark

                     Imperial Tobacco Group PLC     1.5%
                     Tobacco, U.K.

                     Altadis SA                     1.5%
                     Tobacco, Spain

                     Vinci SA                       1.4%
                     Construction & Engineering,
                     France

                     Lagardere SCA                  1.4%
                     Media, France

                     Farmer Brothers Co.            1.4%
                     Food Products, U.S.

                     Kroger Co.                     1.4%
                     Food & Drug Retailing, U.S.

                     Brown-Forman Corp., A & B      1.3%
                     Beverages, U.S.


The dollar value, number shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Lastly, we sold Tyco International on negative news, after it became apparent that the company's accounting policies were questionable.

Looking forward, it is impossible to predict how the overall securities markets will fare. Regardless, we believe Mutual Discovery Securities Fund is well-positioned no matter how the markets perform, with securities specifically chosen for their limited downside and significant appreciation potential. On June 30, 2002, the Fund held 6.4% of its total net assets in distressed/bankruptcy positions and 13.6% in cash (short-term investments and other net assets). This shift in the Fund's mix compares with 5.7% of total net assets in distressed/bankruptcy positions and 20.7% in cash at year-end 2001. We have been finding attractive opportunities in undervalued equities in the U.S. and abroad, as well as in the distressed arena as more companies are finding them- selves in financial trouble. We are still seeing relatively few attractive arbitrage opportunities. Historically, periods of financial stress and market weakness have given rise to attractive opportunities for us to invest your capital.

As always, we will strive to provide our shareholders with excellent risk-adjusted returns using our unique approach of investing in undervalued securities, distressed debt and risk arbitrage. We will continue to work diligently to find the most attractive, long-term investment opportunities globally, those offering little downside risk and substantial upside potential.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/02

Mutual Discovery Securities Fund - Class 1 delivered a +0.97% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Mutual Discovery Securities Fund - Class 1
 Periods ended 6/30/02
                                                           Since
                                                         Inception
                                          1-Year 5-Year  (11/8/96)
              ----------------------------------------------------
              Cumulative Total Return     -4.65% +41.52%  +60.27%
              Average Annual Total Return -4.65%  +7.19%   +8.72%
              Value of $10,000 Investment $9,535 $14,152  $16,027


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Mutual Discovery Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                             83
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/02

Mutual Discovery Securities Fund - Class 2 delivered a +0.76% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Mutual Discovery Securities Fund - Class 2*
 Periods ended 6/30/02
                                                           Since
                                                         Inception
                                          1-Year 5-Year  (11/8/96)
              ----------------------------------------------------
              Cumulative Total Return     -4.80% +40.40%  +59.00%
              Average Annual Total Return -4.80%  +7.02%   +8.57%
              Value of $10,000 Investment $9,520 $14,040  $15,900

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +33.21% and +8.59%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Mutual Discovery Securities Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits.
 See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

84
              Past performance does not guarantee future results.

                                                  MUTUAL SHARES SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. Using a value-driven approach, the Fund invests primarily in U.S. equity securities of companies that the Fund's manager believes are available at market prices less than their value based on certain recognized or objective criteria. Investments include undervalued stocks, restructuring companies and distressed companies. The Fund may also invest a significant portion in small capitalization companies and a portion in foreign securities.

--------------------------------------------------------------------------------

During the first six months of the year, many economic indicators were positive or improving, but not all of the economic news proved to be encouraging. In the U.S., after marked growth in the first quarter, the rate of economic expansion in the second quarter moderated and concerns about a "double-dip" recession emerged. The Federal Reserve Board continued to pursue a stimulative monetary policy as they left short-term interest rates unchanged during the first half of the year at 1.75%, the lowest rate in four decades. Faced with a fragile economy, wartime expenditures, and lower growth in tax receipts, the U.S. deficit began to grow and the dollar weakened.

Against this economic background, U.S. and European equity markets demonstrated substantial volatility. During the first half of 2002, an incessant barrage of damaging news also battered the markets. After a brief rally in early March, the Standard & Poor's 500 Composite Index (S&P 500) lost momentum and began a slide that culminated in a loss for the first half of 2002. Most major European equity markets followed a similar trend and had also fallen into negative territory by the end of the period.

In this troubled investment environment, Mutual Shares Securities Fund held up quite well relative to its peer group and the equity index averages, but posted slightly negative six-month cumulative total return results nonetheless. The Fund's results compared quite favorably with the benchmark S&P 500, which returned -13.15%, and the Lipper VIP Multi-Cap Value Funds Average, which returned -8.37% during the same time./1/ We believe our distinctive investment discipline enabled the Fund to outperform these indexes not only during the first half of 2002, but also over the longer term, including multiple business and economic cycles.

1. Sources: Standard & Poor's Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund summaries.

 [GRAPHIC]
 (Bar chart with data as follows)

 Geographic Distribution

 Mutual Shares Securities Fund
 Based on Total Net Assets
 6/30/02

 U.S.                                        51.9%

 U.K.                                         8.0%

 France                                       3.6%

 Spain                                        2.1%

 Canada                                       2.1%

 Switzerland                                  1.9%

 Japan                                        1.5%

 Germany                                      1.4%

 Netherlands                                  1.0%

 Other Countries                              2.7%

 U.S. Government Agencies & Other Net Assets 23.8%

Our unique investment strategy is composed of three different, yet complementary prongs. First, we construct the bulk of our investment portfolio with a solid base of what we believe are undervalued equities. We seek to invest in fundamentally strong companies with healthy balance sheets, high-quality assets and shareholder-oriented management teams, whose stocks are trading at material discounts to our assessment of their intrinsic value. This strict value approach not only enhances the likelihood of upside potential, but it also helps minimize the risk of substantial declines -- as evidenced in this reporting period. Second, we endeavor to enhance the Fund's portfolio with carefully selected investments in distressed or bankrupt companies. Often, when companies are reorganized in bankruptcy, owners of the old securities are repaid in securities of the new, stronger company when it emerges. While bankruptcy investing is highly specialized, we find it has proven quite profitable for our shareholders over the years. Our third focus is to participate in risk arbitrage situations, but only in announced takeover deals. This area of investing is also highly specialized but the returns can be attractive.

Some of the Fund's strongest performing securities during the period were quintessential value stocks we purchased when we believed they were selling at material discounts to their underlying value. British American Tobacco (BAT), a U.K.-based company, Scripps, a newspaper publisher and cable programmer, Greenpoint Financial, a mortgage bank, and Altadis, a Spanish tobacco company, were four of our best performers during the six months ended June 30, 2002.

BAT, a classic example of a value stock, was the strongest contributor to Fund performance. The market turbulence during the first half of 2002 prompted many investors to seek out defensive investments. BAT, and the whole tobacco industry, experienced multiple expansion due to the industry's attractive characteristics. During the period under review, BAT not only possessed a solid balance sheet, had a dividend yielding over 4% and generated substantial free cash flow, but it also occupied the number two global market share position. In an economic environment that was struggling to gain momentum, BAT was able to grow its earnings and its dividend payment. Furthermore, the new executive team was well-received by investors as the company's management appeared prepared to participate in industry consolidation if such a strategic move would create shareholder value.



 Top 10 Sectors/Industries
 Mutual Shares Securities Fund
 Based on Equity Securities
 6/30/02

                    % of Total
                     Net Assets
----------------------------
Insurance               8.2%
Media                   7.9%
Banks                   6.3%
Tobacco                 5.8%
Pharmaceuticals         3.8%
Paper & Forest
 Products               3.3%
Oil & Gas               3.0%
Food Products           2.5%
Multiline Retail        2.4%
Diversified
 Telecommunication
 Services               2.3%

Scripps, headquartered in Cincinnati, Ohio, was another solid performer. Scripps, one of the oldest media companies in the U.S., owns and operates 21 newspapers, 10 television stations and 4 cable networks including Home & Garden Television and Food Network. During the first half of 2002, the company demonstrated that it had successfully restructured and turned around its Denver newspaper division, a business that had previously been suffering losses. Its cable assets continued to generate material top-line growth, which also contributed to the stock's price appreciation. Finally, Scripps was buoyed by expectations that the Federal Communications Commission may relax television station ownership regulations, which could usher in further consolidation and higher asset prices.

Greenpoint Financial operates two businesses, a New York area thrift and a national mortgage bank. During an ill-fated attempt to diversify in the late 1990s, Greenpoint purchased a manufactured home-lending business. This division began to generate significant losses when the economy softened and an inventory glut arose. Earlier this year, Greenpoint announced they would be shutting down their manufactured home-lending operations, thereby eliminating the associated losses. The market applauded this move and the stock promptly appreciated. Despite the stock's dramatic rise, we continued to believe Greenpoint's valuation was intriguing at period-end.

Altadis, another meaningful contributor, was formed in late 1999 when the French company Seita merged with the Spanish-based Tab- bacalerain. Management has been generating material profit growth by identifying and realizing cost savings as they integrate the merged companies and rationalize redundant facilities. Since the merger, we believe Altadis has also exhibited acute financial discipline when they refused to overpay for a large German acquisition when it became available. Instead, Altadis opted to repurchase their own undervalued shares, further enhancing shareholder value.

Unfortunately, not every security we owned during the period behaved as well as we would have liked. Three of the Fund's poor performers were AT&T Wireless, Sprint and Adelphia Communications. AT&T Wireless disappointed the markets as their subscriber growth rate fell short of earlier projections and their data revenues took longer to emerge than previously thought. Sprint was weighed down by the underperformance of Sprint PCS, a stock which tracks Sprint's domestic wireless business. Although we were too early in our investment of


 Top 10 Holdings
 Mutual Shares Securities Fund
 6/30/02

                    Company
                    Sector/Industry,             % of Total
                    Country                      Net Assets
                    ---------------------------------------
                      Berkshire Hathaway
                    Inc., A & B                     2.4%
                    Insurance, U.S.

                    White Mountains Insurance
                    Group Inc., Ord. &
                    Restricted                      1.8%
                    Insurance, U.S.

                    Federated Department
                    Stores Inc.                     1.8%
                    Multiline Retail, U.S.

                    British American Tobacco
                    PLC, Ord. & ADR                 1.8%
                    Tobacco, U.K.

                    Kroger Co.                      1.8%
                    Food & Drug Retailing, U.S.

                    Altadis SA                      1.7%
                    Tobacco, Spain

                    Scripps Co., A                  1.7%
                    Media, U.S.

                    Washington Post Co., B          1.7%
                    Media, U.S.

                    Lagardere SCA                   1.6%
                    Media, France

                    Fleet Boston Financial Corp.    1.5%
                    Banks, U.S.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Adelphia's distressed bonds, we thought the debt securities continued to be interesting and we remained holders of this cable company at period-end.

We constantly monitor our portfolio, making adjustments where appropriate by buying securities we feel are a compelling value and selling investments that are no longer attractively priced. During the period, some of our largest purchases included Kroger, Bank of America and BMC Software. Kroger, the largest supermarket company in the U.S., was intriguing as it enjoys a solid balance sheet, ample free cash flow generation and enviable share in many of its markets. Bank of America, a superregional bank, is refocusing its operations by improving its balance sheet and narrowing its business mix. BMC, a leading provider of enterprise management software, has a strong balance sheet, generates free cash and has been a consistent purchaser of its shares.

Some of our largest sales during the reporting period included Telephone and Data Systems (TDS), AT&T, USA Interactive and Boise
Cascade. We reduced our position in TDS after the management made an acquisition that, in our analysis, diluted shareholder value. We liquidated our position in AT&T after the company announced a deal to sell their cable assets to Comcast and we felt the stock was fully valued. We disposed of our USA Interactive position after the company sold the majority of its cable network assets and the stock had appreciated considerably. Finally, we took profits in Boise Cascade after the industry announced significant capacity reductions and the stock moved up nicely.

As we did during the euphoric bull market, and now through the brutal bear market, we will continue to adhere to our disciplined approach to investing because we believe it has enabled us to produce above-industry-average risk-adjusted returns for our shareholders.

At Mutual Shares Securities Fund, our investment approach is simple and time tested. We attempt to capitalize on the market's vagaries by remaining focused on determining the true value of businesses and buying securities at material discounts to our estimate of a company's intrinsic value. We seek to build our portfolio of special situations based on the individual drivers of the securities' fundamentals as opposed to trying to predict overall market movements or trends. We believe our three-pronged approach of investing in undervalued common stocks with a willingness to be activists if necessary, investing in bankrupt and distressed companies, and investing in arbitrage situations will continue to benefit our shareholders over time.

While the outlook for the major indexes during the remainder of 2002 is impossible to predict, the declines of the first half of the year and pervasive investor nervousness appear poised to continue into the third quarter. In these uncertain times, we are optimistic that ultimately the markets will present our investors with many opportunities, just as it has in past bear markets. At Mutual Shares Securities Fund we believe our skill set and our large cash balance will prove to be rewarding for patient investors.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/02

Mutual Shares Securities Fund - Class 1 delivered a -3.74% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Mutual Shares Securities Fund - Class 1
 Periods ended 6/30/02
                                                           Since
                                                         Inception
                                          1-Year 5-Year  (11/8/96)
              ----------------------------------------------------
              Cumulative Total Return     -7.54% +45.65%  +62.33%
              Average Annual Total Return -7.54%  +7.81%   +8.97%
              Value of $10,000 Investment $9,246 $14,565  $16,233

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.


Mutual Shares Securities Fund - Class 1


 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

90
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/02

Mutual Shares Securities Fund - Class 2 delivered a -3.89% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Mutual Shares Securities Fund - Class 2*
 Periods ended 6/30/02
                                                           Since
                                                         Inception
                                          1-Year 5-Year  (11/8/96)
              ----------------------------------------------------
              Cumulative Total Return     -7.83% +44.82%  +61.40%
              Average Annual Total Return -7.83%  +7.69%   +8.86%
              Value of $10,000 Investment $9,217 $14,482  $16,140

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +28.05% and +7.37%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Mutual Shares Securities Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                             91
              Past performance does not guarantee future results.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                   TEMPLETON DEVELOPING MARKETS SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund invests primarily in emerging market equity securities.

--------------------------------------------------------------------------------

During the six months ended June 30, 2002, many emerging market economies continued to record high growth rates and build foreign reserves largely as a result of expanded exports. Improved investor confidence in the emerging market asset class led to increased capital inflows especially into Russia, South Korea and China. However, after a strong start in first quarter 2002, many emerging stock markets took a breather in the second quarter.

In Asia, hosting the 2002 World Cup drew considerable attention to Japan and South Korea. Confident of South Korea's recovery and economic policies, Moody's Investors Service, an independent rating agency, upgraded the country's sovereign credit rating by two notches to A3. Citing improved domestic demand and industrial production, the South Korean government raised its 2002 growth forecast. We expect South Korea's faster-than-expected economic rebound to continue attracting capital inflows. Greater export demand from the U.S., as well as neighboring Asian economies, helped enable Taiwan's economy to end three quarters of annualized declines. Taiwan's gross domestic product (GDP) grew at a 0.9% annualized rate in first quarter 2002 compared with first quarter 2001./1/ We anticipate exports to be a key driver of growth in 2002 and 2003.

Southeast Asian markets such as Indonesia and Thailand recorded strong performances over the reporting period. Improving macroeconomic fundamentals, greater political stability, strengthening currencies, low interest rates and strong domestic consumer markets contributed to increased investor confidence and capital investments for both countries.

Elsewhere in Asia, Turkey passed key reforms to fulfill International Monetary Fund (IMF) conditions for the release of additional funds. We believe continued reform efforts should allow Turkey to strengthen its social and financial standing. However, concerns over Prime Minister Bulent Ecevit's ailing health could lead to short-term pressure on the nation's stock markets.

In Latin America, attention focused once again on Argentina as the government closed its financial markets for about a week in April 2002

1. Source: China Economic News Service, Taiwan's GDP Grew in Q1 After Three Quarters of Fall, 5/20/02.

[GRAPHIC]
Geographic Distribution
Templeton Developing Markets
Securities Fund
Based on Total Net Assets
6/30/02

[PIE CHART APPEARS HERE WITH FOLLOWING INFORMATION]

Asia                                          56.9%
Mid-East/Africa                               16.1%
Europe                                        11.8%
Latin America                                 11.4%
Short-Term Investments & Other Net Assets      3.8%
and installed its sixth economic minister in 12 months. We believed Argentine investments warranted continued caution as the nation sought to comply with IMF conditions for the release of US$9.5 billion in suspended loans./2/ At period-end, economic minister Roberto Lavagna announced that Argentina had met most conditions and proposed new negotiations with the IMF.

Unlike in the recent past, the Argentinean crisis did not greatly impact neighboring Brazil as its financial markets decoupled from Argentina's markets. Brazilian presidential elections scheduled for this year may divert attention away from the implementation of much-needed reforms. However, given a stable political environment, Brazil's improving trade and fiscal accounts could allow the country to benefit from greater capital inflows over the long term. Mexico's macroeconomic stability and tight fiscal policy continued to make it one of Latin America's best-performing markets. The country's proximity to the U.S. and participation in the North American Free Trade Agreement (NAFTA) should enable it to benefit from the anticipated U.S. recovery later this year. We believe that Mexico's strengthening economy may keep attracting investors wishing to maintain exposure to the emerging markets asset class.

As a region, Eastern Europe performed the best as aspirations toward convergence with the European Monetary Union (EMU) benefited all Eastern European markets. In the next few years, convergence could lead the region to the falling inflation and interest rates as well as higher asset prices experienced by other countries that joined the EMU.

In South Africa, the government's inquiry into the rand's rapid devaluation during the last quarter of 2001 concluded with no significant explanations. Generally improving confidence in emerging markets and a weakening U.S. dollar contributed to the rand's rebound from this year's low. However, according to recent purchasing power parity studies, the rand is still undervalued by approximately 38%./3/

During the period under review, the Fund's exposure to South Africa increased due to additional purchases as well as currency appreciation. The rand's recovery allowed our investments to record greater U.S. dollar returns despite steady stock prices in rand terms. In Europe, we added positions in Russia. We believed Russia's continued economic recovery and implementation of key reforms provided us with attractive investment opportunities. Our South Korean exposure increased

2. Source: AFX News Limited, New IMF Mission Expected Monday in Argentina,
7/7/02.
3. Source: Business Times, Big Mac Index Finds Rand Undervalued, 7/15/02.



Top 10 Countries

Templeton Developing Markets
 Securities Fund 6/30/02

                 % of Total
                Net Assets
---------------------------
South Africa      15.2%
South Korea       14.2%
Hong Kong          8.2%
Taiwan             7.9%
Mexico             6.1%
Indonesia          5.2%
Turkey             5.0%
China              4.7%
Brazil             4.2%
Russia             3.8%
substantially as we continued to find attractively valued stocks, in our opinion, which should benefit from the nation's improving macroeconomic fundamentals.

The Fund's exposure to Taiwan fell slightly as we undertook selective selling of those stocks we deemed to be fully valued. Moreover, we reduced our exposure to Thailand's banking sector because of sizable non-performing loans. Our relative exposure to the Latin American region declined somewhat as many Asian and Eastern European markets outperformed Latin American markets. Due to the strong performance of China H shares (Hong Kong listed Chinese companies), we sold selective shares at a profit.

We eliminated the Fund's smaller holdings in markets such as Finland and Spain and sold some Singapore and Hong Kong holdings to enable us to focus on larger markets such as South Korea. We also reduced our exposure to the Czech Republic through the sale of CEZ because of concerns over company transparency resulting from pending privatization.The Fund's exposure to Turkey fell mainly due to weak market performance during the period. As of June 30, 2002, we still held positions in Turkey as we believe the nation should benefit from recent improvements.

Over the long term, we expect emerging market economies to perform well as they continue their reform and liberalization efforts. Thus, we will seek to position the Fund to benefit from this expected recovery.


 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


Top 10 Equity Holdings

Templeton Developing Markets
Securities Fund
6/30/02

Company
Sector/Industry,        % of Total
Country                 Net Assets
----------------------------------
South African
Breweries PLC              3.2%
Beverages, South Africa

PT Telekomunikasi
Indonesia TBK, B           2.5%
Diversified
Telecommunication
Services, Indonesia

Kimberly Clark de
Mexico SA de CV, A         2.2%
Household Products,
Mexico

Korea Electric
Power Corp.                2.0%
Electric Utilities,
South Korea

Akbank                     2.0%
Banks, Turkey

Lukoil Holdings, ADR       1.9%
Oil & Gas, Russia

Samsung Electronics
Co. Ltd.                   1.8%
Semiconductor
Equipment & Products,
South Korea

OMV AG                     1.7%
Oil & Gas, Austria

Siam Cement Public
Co. Ltd., fgn.             1.5%
Construction Materials,
Thailand

Sasol Ltd.                 1.5%
Oil & Gas, South Africa

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

PERFORMANCE SUMMARY AS OF 6/30/02

Templeton Developing Markets Securities Fund - Class 1 delivered a +5.56% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

           Templeton Developing Markets Securities Fund - Class 1* Periods ended 6/30/02
                                                           Since
                                                         Inception
                                          1-Year 5-Year  (3/4/96)
              ----------------------------------------------------
              Cumulative Total Return     -1.64% -46.17%  -46.24%
              Average Annual Total Return -1.64% -11.65%   -9.35%
              Value of $10,000 Investment $9,836  $5,383   $5,376


*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Developing Markets Fund.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Templeton Developing Markets Securities Fund - Class 1


 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

96
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/02

Templeton Developing Markets Securities Fund - Class 2 delivered a +5.39% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Developing Markets Securities Fund - Class 2*
 Periods ended 6/30/02
                                                           Since
                                                         Inception
                                          1-Year 5-Year  (3/4/96)
              ----------------------------------------------------
              Cumulative Total Return     -1.83% -46.77%  -46.90%
             Average Annual Total Return -1.83% -11.85%   -9.52%
             Value of $10,000 Investment $9,817  $5,323   $5,310

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Developing Markets Fund. Additionally, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 5/1/97 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were -46.45% and -11.39%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Templeton Developing Markets Securities Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                             97
              Past performance does not guarantee future results.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                              TEMPLETON FOREIGN SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Foreign Securities Fund (formerly Templeton International Securities Fund) seeks long-term capital growth. The Fund invests primarily in equity securities of companies located outside the U.S., including those in emerging markets.

--------------------------------------------------------------------------------

The first half of 2002 was marked by uncertainty about the direction of global economies, currencies and interest rates, questions regarding accounting practices, and continued worries over the technology, media and telecommunications (TMT) sectors. As a result, equity markets experienced significant volatility that we believe may be with us for the near term. In our opinion, this environment may lead investors to lose sight of individual companies' future prospects, creating opportunities for long-term stock pickers and highlighting the benefits of well-diversified portfolios. In other words, we anticipate a significant shift away from the investment practices that resulted in the stock markets' late-1990s' run-up.

For the six months ended June 30, 2002, Templeton Foreign Securities Fund delivered a slightly negative absolute return. However, the Fund outperformed its benchmark, the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index, which returned -1.38% during the period./1/ We attribute this outperformance mainly to strong stock selection, relatively low exposure to the technology sector and favorable currency appreciation.

In spite of rampant short-term pessimism, signs of economic improvement appeared in Europe and Asia, and we identified several companies that are reducing cost structures and seem to be positioning themselves to survive the current environment and prosper in the next upturn. We acknowledge that the near term is uncertain and potentially unpleasant, but we remain focused on the long-term potential of the companies we own.

European markets turned in poor performances during the period, dragged down by the decline in financial and TMT stocks, but partially offset by a rebound in the euro. Fund performance was aided by strong gains in European cyclical stocks (BASF AG, Clariant AG and Michelin SA) and energy holdings (Eni SpA, Shell Transport & Trading, and Total Fina Elf SA) and hurt by our telecommunications exposure (Cable & Wireless and Telefonica SA). We believed for some time that the

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

[GRAPHIC]
Geographic Distribution
Templeton Foreign Securities Fund
Based on Total Net Assets
6/30/02

[PIE CHART APPEARS HERE WITH FOLLOWING INFORMATION]

Europe                                        59.4%
Asia                                          23.0%
Latin America                                  5.1%
Australia/New Zealand                          4.3%
North America                                  2.7%
Mid-East/Africa                                0.5%
Short-Term Investments & Other Net Assets      5.0%
euro was undervalued. In light of worries over the U.S. market during the period, capital flows shifted to Europe and Japan, benefiting unhedged holders of assets in those regions. Our industry analysis continued to show inexpensive European equity valuations relative to the U.S. and that companies in the region were slowly restructuring their operations and improving their competitive positions. During the period, we identified a handful of what we believed were attractive opportunities in Europe across a diverse set of industries. New purchases included food manufacturer Nestle SA, insurer Sampo-Leonia, Italian bank San Paolo-IMI SpA and real estate operator Rodamco Europe NV. We purchased these securities with proceeds from selling our holdings in more poorly positioned companies in similar industries, including Zurich Financial and Banca Nazionale del Lavoro SpA.

The Asia/Pacific region turned in relatively strong performance, aided by currency appreciation, cheaper valuations and positive earnings reports. Japan, Australia and South Korea were among the region's best performing markets, led by the financial, base metals and selected technology industries. Top performers Samsung Electronics, Nippon Telegraph & Telephone, Nippon Express, Nomura Holdings and Australia & New Zealand Banking Group aided Fund performance. Although we identified some value in Japan, notably insurer Yasuda Fire and Marine, we remain cautious on the Japanese economy and stock market. Prime Minister Koizumi has not been able to push through meaningful reforms and his fading popularity could reduce the potential for change. The banking system is an ongoing concern and the high level of non-performing loans in the system remains an unresolved issue. Additionally, the Japanese government's debt has risen dramatically over the past 10 years. We are skeptical that Japanese corporations will effect rapid change, and the Fund is underweighted in Japanese equities as our industry analysts consistently identify cheaper opportunities in other regions of the world. Ironically, our most significant Asian purchase during the period was the aforementioned Yasuda Fire and Marine, a healthy insurer trading at what we considered attractive valuations. Our sales during the period were concentrated in Japan as we took advantage of market strength to reduce our holdings in Sony, Fujitsu and Nomura Holdings.

Latin America turned in poor performance, dragged down by political and economic turmoil in Brazil and Argentina. Mexico remained relatively healthy, sheltered by its U.S. ties, but declined modestly during the period as investors worried that a sluggish U.S. economy



                    Top 10 Holdings
                    Templeton Foreign Securities Fund
                    6/30/02
                    Company
                    Sector/Industry,             % of Total
                    Country                      Net Assets
                    ---------------------

                    Eni SpA                         1.9%
                    Oil & Gas, Italy

                    Samsung Electronics Co. Ltd.    1.9%
                    Semiconductor Equipment &
                    Products, South Korea

                    E.ON AG                         1.8%
                    Electric Utilities, Germany

                    Akzo Nobel NV                   1.8%
                    Chemicals, Netherlands

                    Cheung Kong Holdings Ltd.       1.7%
                    Real Estate, Hong Kong

                    Lloyds TSB Group PLC            1.7%
                    Banks, U.K.

                    Swiss Reinsurance Co.           1.7%
                    Insurance, Switzerland

                    BAE Systems PLC                 1.7%
                    Aerospace & Defense, U.K.

                    Iberdrola SA, Br.               1.7%
                    Electric Utilities, Spain

                    Shell Transport & Trading
                    Co. PLC                         1.6%
                    Oil & Gas, U.K.



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

would slow Mexico's growth. The Fund's weighting in Latin America continued to decline as we were unable to identify new values, and we sold our holdings in Telecomunicacoes Brasileiras and Unibanco Uniao de Bancos Brasilieros due to deteriorating fundamentals, in our view.

As mentioned above, the Fund outperformed the MSCI EAFE Index, but unfortunately turned in a negative absolute return. We benefited from below-average exposure to the battered telecommunications and technology sectors but were hurt by our holdings in health care and insurance companies. We remain confident that the cyclical stocks we own are well managed, with strong earnings prospects, solid balance sheets and very attractive valuations. Please note that currency movements aided the Fund during the period as the euro and the yen each appreciated by more than 10% versus the U.S. dollar.

Looking forward, we do not foresee the current economic slowdown becoming a synchronized global recession. We believe the monetary stimulus under way will lay the groundwork for a recovery in global economies and in global equity prices. We are optimistic that the Fund holds a number of the world's best-managed companies and is well-positioned to take advantage of the next economic upturn. In the meantime, the Templeton research team will continue to follow the time-tested process that has allowed our organization to produce strong performance over the past several decades.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/02

Templeton Foreign Securities Fund - Class 1 delivered a -0.56% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

         Templeton Foreign Securities Fund - Class 1*
         Periods ended 6/30/02
                                                                         Since
                                                                       Inception
                                          1-Year      5-Year  10-Year  (5/1/92)
         -----------------------------------------------------------------------
         Cumulative Total Return          -8.44%      +10.31% +152.16% +145.10%
         Average Annual Total Return      -8.44%       +1.98%   +9.69%   +9.22%
         Value of $10,000 Investment      $9,156      $11,031  $25,216  $24,510


*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



Templeton Foreign Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


102
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/02

Templeton Foreign Securities Fund - Class 2 delivered a -0.67% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

        Templeton Foreign Securities Fund - Class 2*
         Periods ended 6/30/02
                                                                         Since
                                                                       Inception
                                          1-Year      5-Year  10-Year  (5/1/92)
         -----------------------------------------------------------------------
         Cumulative Total Return          -8.68%       +8.91% +148.82% +141.85%
         Average Annual Total Return      -8.68%       +1.72%   +9.54%   +9.08%
         Value of $10,000 Investment      $9,132      $10,891  $24,882  $24,185


*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund. In addition, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 5/1/97 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +19.86% and +3.57%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Templeton Foreign Securities Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                            103
              Past performance does not guarantee future results.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                         TEMPLETON GLOBAL ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Global Asset Allocation Fund (formerly Templeton Asset Strategy Fund) seeks high total return. The Fund will invest in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market instruments. The Fund may invest to a lesser extent in lower-rated "junk bonds."

--------------------------------------------------------------------------------

During the six months ended June 30, 2002, turmoil and volatility continued to beset the world, while corporate governance and accounting issues cast a pall over global securities markets. By the end of the reporting period, central banks' aggressive interest rate cuts, which initially propped up the markets, failed in their efforts as markets again neared 2001 lows. Within this environment, Templeton Global Asset Allocation Fund's performance compared favorably with the Morgan Stanley Capital International (MSCI) All Country World Free Index, which returned -8.12%. The J.P. Morgan Global Government Bond Index (JPM GGBI) returned 9.65% in U.S. dollar terms for the six months ended June 30, 2002./1/ During the period, we increased the Fund's fixed income and cash exposures as we sought to take advantage of market volatility to reduce the number of equity holdings and rebalance existing positions. At the end of the period, the Fund held 65.2% of its total net assets in equities, 28.8% in fixed income and 6.0% in short-term investments and other net assets.

Equity

A diverse selection of equity securities influenced the Fund's performance. During the period, heightened uncertainty returned gold to the forefront as a safe haven. The Fund benefited from the metal's upward move as shares of AngloGold and Barrick Gold performed strongly. Our energy exposure also benefited Fund performance as shares of U.K.-based Shell Transport & Trading and Eni SpA of Italy moved higher.

Our telecommunications holdings provided mixed results, with our Asian positions, including Indonesia's PT Indosat (Persero) and Nippon Telegraph & Telephone of Japan, registering positive gains. Conversely, our European and U.S. telecommunications holdings slumped as accounting scandals, weakening business trends and concerns over debt levels helped drive investors away from the sector.

1. Sources: Standard & Poor's Micropal; J.P. Morgan, Government Bond Index Monitor. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

[GRAPHIC]
Geographic Distribution
Templeton Global Asset Allocation Fund
Based on Total Net Assets
6/30/02

[PIE CHART APPEARS HERE WITH FOLLOWING INFORMATION]

Europe                                        49.6%
North America                                 22.6%
Asia                                          12.5%
Latin America/Caribbean                        6.1%
Australia/New Zealand                          2.8%
Mid-East/Africa                                0.4%
Short-Term Investments & Other Net Assets      6.0%

Unfortunately the Fund was exposed to the WorldCom debacle. The magnitude of the fraudulent accounting was unprecedented and unforeseen. We believe that after the initial shock passes, some of our other telecommunications holdings, particularly AT&T and Cable & Wireless, could benefit by capturing existing and potential WorldCom customers.

Europe remained our largest geographic exposure, and a strengthening euro enhanced Fund performance. Within Europe, the U.K. represented our largest equity exposure with approximately 12% of total net assets invested there at period-end. Solid performance from a number of our U.K. holdings, including Kidde and Corus Group, contributed positively to performance. During the reporting period, corporate restructurings continued to progress, helping to unlock value.

Within Asia, Japan and Hong Kong were our largest country weightings. Hong Kong continued to benefit from China's growing economy, while Japan started to show signs of improvement. Although needed reforms are slow in coming, change was starting to occur at the corporate level, which we believe should help improve profitability and investor sentiment.

Fixed Income

Largely as a result of stable growth, benign inflation and downward-shifting yield curves, global bond markets generally posted positive returns in local currency terms during the six months under review. The JPM GGBI, a benchmark index for global government bonds, rose 2.49% in local currency terms for the six months ended June 30, 2002./2/ However, the index gained 9.65% in U.S. dollar terms as most major currencies appreciated relative to the U.S. dollar during the period. The J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a 3.71% return for the same period./2/

Emerging market bonds also delivered positive returns during the six-month period as yield spreads over Treasuries narrowed while the U.S. Federal Reserve Board (the Fed) lowered interest rates. Consequently, the J.P. Morgan Emerging Markets Bond Index (EMBI) rose 3.18% in Top Five Country Holdings

2. Source: J.P. Morgan, Government Bond Index Monitor. Please see Index Descriptions following the Fund Summaries.


 Templeton Global Asset Allocation Fund
 Based on Equity Securities
 6/30/02

            % of Total
Country     Net Assets
------------------------
U.S.          24.8%
U.K.          12.1%
Germany        8.6%
France         6.7%
Japan         5.8%




 Top Five Sectors/Industries
 Templeton Global Asset Allocation Fund
 Based on Equity Securities
 6/30/02

                                           % of Total
                                            Net Assets
                          ----------------------------
                          Diversified
                          Telecommunication
                          Services             8.5%

                          Insurance            4.4%

                          Food Products        3.9%

                          Pharmaceuticals      3.9%

                          Oil & Gas            3.8%


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

U.S. dollar terms./3/ Historically, emerging market bonds perform well when the Fed reduces interest rates because emerging market bond yields become relatively more attractive and investor demand increases for these bonds.

During the period under review, we sought to maximize the Fund's return by allocating most of its fixed income assets to short- and intermediate-term global investment-grade bonds. Approximately 15% of the Fund's overall bond allocation was invested in what we believed to be the highest quality and most liquid, below investment-grade sovereign bonds available in emerging markets. We believed this combination of bonds offered the opportunity for higher returns at the cost of only modestly higher volatility, which should optimize the Fund's long-term performance.

Looking Ahead

The past year was an encouraging period for our investment style, as investors returned to a more rational evaluation approach. Going forward, we anticipate that slower global economic growth and moderate inflation worldwide may delay near-term monetary policy tightening by major central banks. We consider this environment favorable for short- to intermediate-term bonds. As we enter the second half of 2002, global markets face many challenges; however, our focus on companies with solid balance sheets and strong management leads us to believe the Fund's portfolio is well-positioned.

3. Source: J.P. Morgan, Emerging Markets Bond Index Monitor. Please see Index Descriptions following the Fund Summaries.


 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


[GRAPHIC]
Asset Allocation
Templeton Global Asset Allocation Fund
Based on Total Net Assets
6/30/02

[PIE CHART APPEARS HERE WITH FOLLOWING INFORMATION]

Stocks                                        65.2%
Fixed-Income Securities                       28.8%
Short-Term Investments & Other Net Assets      6.0%

PERFORMANCE SUMMARY AS OF 6/30/02

Templeton Global Asset Allocation Fund - Class 1 delivered a +3.26% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Global Asset Allocation Fund - Class 1*
 Periods ended 6/30/02

                                                              Since
                                                             Inception
                                     1-Year 5-Year  10-Year  (8/24/88)
         -------------------------------------------------------------
         Cumulative Total Return     -0.77% +22.44% +153.78% +272.15%
         Average Annual Total Return -0.77%  +4.13%   +9.76%   +9.95%
         Value of $10,000 Investment $9,923 $12,244  $25,378  $37,215

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Asset Allocation Fund.

Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ.

Templeton Global Asset Allocation Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


108
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/02

Templeton Global Asset Allocation Fund - Class 2 delivered a +3.13% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

         Templeton Global Asset Allocation Fund - Class 2*
         Periods ended 6/30/02
                                                                      Since
                                                                    Inception
                                        1-Year   5-Year    10-Year  (8/24/88)
         ------------------------------------------------------
         Cumulative Total Return        -1.04%   +20.91%   +150.49% +267.33%
         Average Annual Total Return    -1.04%    +3.87%     +9.62%   +9.85%
         Value of $10,000 Investment    $9,896   $12,091    $25,049  $36,733


*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Asset Allocation Fund. In addition, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 5/1/97 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +32.17% and +5.55%.

Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ.

Templeton Global Asset Allocation Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                            109
              Past performance does not guarantee future results.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                        TEMPLETON GLOBAL INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund invests primarily in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets. The Fund may also invest in lower-rated "junk bonds."

--------------------------------------------------------------------------------

During the six months ended June 30, 2002, the U.S. economy began to strengthen in what appeared to be the beginning of a global economic recovery. First quarter 2002 experienced relatively strong economic growth related to positive supply-side developments, primarily illustrated through falling inventory levels. The second quarter was characterized by manufacturing sector strength with increased production and confidence levels despite relatively low capacity utilization. Throughout the six-month period, inflation remained benign. Recent data in the eurozone (the 12-country European Monetary Union) indicated accelerated industrial sector activity, although low levels of domestic demand constrained overall growth.

The U.S. Federal Reserve Board (the Fed) held the federal funds target rate steady at 1.75% since December 2001, reflecting a moderate pace of economic recovery compared with previous cycles. The U.S. Treasury yield curve continued to shift down during the period and steepened slightly as short- and intermediate-term interest rates fell and long-term rates remained relatively unchanged. Despite inflationary pressures that continued to build in European economies, the European Central Bank and the Bank of England held rates unchanged at 3.25% and 4.00%, respectively, due to a lack of economic acceleration comparable to that in the U.S. during the same period. The eurozone and British gilt yield curves experienced a twist that steepened on the short end and flattened in the intermediate. Elsewhere, the Bank of Japan held the official discount rate at 0.1% over the six-month period. Deflationary pressures continued to weigh on long-term interest rates, and the Japanese government bond yield curve experienced a slight twist over the period as short-term rates remained relatively unchanged and long-term rates declined.

Largely as a result of stable growth, benign inflation and downward-shifting yield curves, global bond markets generally posted positive returns in local currency terms during the period under review. The J.P.

[GRAPHIC]
Geographic Distribution
Templeton Global Income Securities Fund
Based on Total Net Assets
6/30/02

[PIE CHART APPEARS HERE WITH FOLLOWING INFORMATION]

Europe                                        58.1%
North America                                 22.2%
Latin America                                  7.1%
Australia/New Zealand                          5.2%
Asia                                           2.0%
Short-Term Investments & Other Net Assets      5.4%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Morgan Global Government Bond Index, a benchmark index for global government bonds, rose 2.49% in local currency terms for the six months ended June 30, 2002./1/ However, the index returned 9.65% in U.S. dollar terms as most major currencies appreciated relative to the U.S. dollar during the period. The J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a 3.71% return for the same period./2/

Emerging market bonds also delivered positive returns during the six-month period as yield spreads over Treasuries narrowed while the Fed lowered interest rates. Consequently, the J.P. Morgan Emerging Markets Bond Index rose 3.18% in U.S. dollar terms./3/ Historically, emerging market bonds perform well when the Fed reduces U.S. interest rates because emerging market bond yields become relatively more attractive and investor demand increases for these bonds.

During the period under review, Templeton Global Income Securities Fund continued its strategy seeking to maximize return by allocating approximately 85% of its total net assets to global investment-grade government bonds, and approximately 15% of its assets to what we believed to be the highest quality and most liquid, below investment-grade sovereign bonds available in emerging markets. We believed this combination of bonds offered the opportunity for higher returns at the cost of only modestly higher volatility, which should optimize the Fund's long-term performance.

The Fund's overall allocation as a percentage of total net assets changed slightly during the period. On June 30, 2002, the Fund had 22.2% in North America, down slightly from 22.3% at the beginning of the period. The overall European allocation increased, to 58.1% at the end of the period, up from 56.8% on December 31, 2001. There were a few allocation changes within Europe during the period. Exposure to the U.K. declined from 4.5% to 2.7%, and Denmark increased from 1.7% to 1.9%. In the eurozone, France increased from 7.0% to 7.9%. Within the dollar-bloc countries of Australia, New Zealand and Canada, allocation increased from 5.0% to 7.9% during the period, reflecting our positioning in anticipation of a weaker U.S. dollar. In general, this region had positive growth rate, productivity rate, and interest rate

1. Source: J.P. Morgan.
2. Source: Standard & Poor's Micropal.
3. Source: J.P. Morgan, Emerging Markets Bond Index.

Please see Index Descriptions following the Fund Summaries.

differentials as compared with the U.S., which we believe support positive future capital flow dynamics. Elsewhere, we continued to have no exposure to Argentina because of extensive political uncertainty. We slightly decreased the Fund's weighting in Mexico during the period and maintained our allocation to Venezuela and initiated a position in the Philippines given its relatively stronger debt repayment capacity. We took profits in Turkey given a deteriorating political environment.

Looking forward, we anticipate that slower global economic growth and moderate inflation worldwide may delay near-term tightening of monetary policy by major central banks. We consider this a favorable environment for short- to intermediate-term government bonds, which makes the portfolio management team positive for the Fund's outlook going forward. We believe that the Fund's emerging market positions, in particular, should continue to offer attractive income returns for the portfolio.





 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/02

Templeton Global Income Securities Fund - Class 1 delivered a +8.92% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Global Income Securities Fund - Class 1
 Periods ended 6/30/02

                                                               Since
                                                             Inception
                                     1-Year  5-Year  10-Year (1/24/89)
         -------------------------------------------------------------
         Cumulative Total Return     +16.81% +20.04% +62.61% +125.52%
         Average Annual Total Return +16.81%  +3.72%  +4.98%   +6.24%


Ongoing bond market volatility can dramatically change the Fund's short-term performance; current results may differ.

Templeton Global Income Securities Fund - Class 1



 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


114
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/02

Templeton Global Income Securities Fund - Class 2 delivered a +8.76% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Global Income Securities Fund - Class 2*
 Periods ended 6/30/02
                                                               Since
                                                             Inception
                                     1-Year  5-Year  10-Year (1/24/89)
         -------------------------------------------------------------
         Cumulative Total Return     +16.47% +18.92% +61.10% +123.42%
         Average Annual Total Return +16.47%  +3.53%  +4.88%   +6.17%

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +8.24% and +2.30%.

Ongoing bond market volatility can dramatically change the Fund's short-term performance; current results may differ.

Templeton Global Income Securities Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits.
 See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                            115
              Past performance does not guarantee future results.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                               TEMPLETON GROWTH SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

--------------------------------------------------------------------------------

During the six months ended June 30, 2002, international investors faced a challenging period, as evidenced by the 8.12% decline in U.S. dollar terms of the Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index. Geographically, one of the worst-performing regions was Europe, falling 4.33%, while the emerging markets finished better, up 2.07%. Energy, electric utilities, materials and consumer staples recorded positive returns while all other sectors within the MSCI AC World Free Index recorded negative returns, with the worst performance coming from telecommunications, an area where valuations remained high./1/

In the simplest of terms, stock markets historically have not liked uncertainty. During the reporting period several phenomena hit investors full force, and their risk aversion understandably increased. A few large scale accounting misrepresentations -- mostly by U.S. companies and auditors -- and conflicts of interest by Wall Street firms made headlines, effectively eroding confidence in the world's largest financial system and corporate America in general. Poor corporate earnings visibility surprised many investors who had hurried back to the market in late 2001 expecting the U.S. Federal Reserve Board's policy of monetary easing would improve economic fundamentals more rapidly than what actually occurred. Politically, the ongoing threat of terrorism as well as escalating geopolitical tensions in the Middle East and elsewhere continued to weaken investor sentiment. Risk premiums rose in response, and companies that previously had affordable access to short-term commercial paper, a generally lower-cost alternative to bank loans, were faced with finding more expensive financing. While any of these factors alone might not be enough to cause the sell-off we experienced during the reporting period, when accompanied by the persistently high valuations assigned to many of the developed world's most well-known and broadly held stocks, significant weakness seemed inevitable.

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

[GRAPHIC]
Geographic Distribution
Templeton Growth Securities Fund
Based on Total Net Assets
6/30/02

[PIE CHART APPEARS HERE WITH FOLLOWING INFORMATION]

Europe                                        37.9%
North America                                 30.7%
Asia                                          19.7%
Latin America                                  4.2%
Australia/New Zealand                          3.6%
Short-Term Investments & Other Net Assets      3.9%

Within this difficult environment, Templeton Growth Securities Fund managed to outperform its benchmark, the MSCI AC World Free Index, for the six-month period ended June 30, 2002./1/ We attribute our relatively favorable performance to our careful stock selection among defensive and undervalued securities.

Until this year, the U.S. dollar had appreciated against most major currencies, with few interruptions, since 1995. Although we do not attempt to forecast currency movements, we believed the euro (the currency of the 12 countries comprising the European Monetary Union) seemed undervalued versus the dollar, making shopping abroad with U.S. dollars a compelling diversification exercise. By period-end, the dollar gave up some of its lead, falling about 10% since January. We expect continued pressure on the dollar over the short term; however, we believe sharp and sudden collapse is unlikely.

Our U.S. exposure continued to fall, from 28.8% of total net assets on December 31, 2001, to 27.5% on June 30, 2002. Although diminishing U.S. equity markets reduced our allocation during the six-month period, we also trimmed exposure to some companies after their stock prices rose, and we were unable to find enough compelling bargains to replace them. Our holdings in economically defensive sectors such as food products (H.J. Heinz), household products (Procter & Gamble), aerospace and defense (Raytheon), insurance (Allstate and Torchmark), and food and drug retailing (Alberston's) held up well, benefiting from defensive revenue streams and undemanding valuations, in our opinion. With the exception of Alberston's, we reduced our positions in these solidly performing companies.

Foreign share valuations remained more attractive to us compared with those in the U.S., and for the first time in many years, the Fund's largest regional weighting was Europe, at 37.9% of total net assets on June 30, 2002. While Europe struggled with slower growth and poorer demographics than most of Asia, the region appeared to gain traction with broader reforms. Industry consolidation across country borders is occurring with increasing frequency now that the euro is in circulation. Post elections in France, we are cautiously optimistic that tax reform similar to Germany's can take hold in France as well as other countries. Overall, careful stock selection in undervalued and defensive sectors helped Fund performance despite a generally declining European market. Of the Fund's U.K. positions, food producer Unilever, multiline retailer Marks & Spencer, industrial conglomerate Smiths Group, and aerospace and defense company BAE Systems all turned in solid



                     Top 10 Holdings
                     Templeton Growth
                     Securities Fund
                     6/30/02

                     Company
                     Sector/Industry,            % of Total
                     Country                     Net Assets
                     --------------------------------------

                     Shell Transport & Trading
                     Co. PLC                        1.9%
                     Oil & Gas, U.K.

                     Eni SpA                        1.7%
                     Oil & Gas, Italy

                     BAE Systems PLC                1.6%
                     Aerospace & Defense, U.K.

                     Cheung Kong Holdings Ltd.      1.6%
                     Real Estate, Hong Kong

                     Albertson's Inc.               1.6%
                     Food & Drug Retailing, U.S.

                     HSBC Holdings PLC              1.6%
                     Banks, Hong Kong

                     E.ON AG                        1.6%
                     Electric Utilities, Germany

                     Koninklijke Philips
                     Electronics NV                 1.5%
                     Household Durables,
                     Netherlands

                     Akzo Nobel NV                  1.5%
                     Chemicals, Netherlands

                     Samsung Electronics
                     Co. Ltd.                       1.4%
                     Semiconductor Equipment
                     & Products, South Korea


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

performances. In our oil and gas holdings, Italian oil company Eni SpA and U.K. petroleum giant Shell Transport & Trading continued higher largely due to restructuring efforts and stronger oil prices. On the whole, Europe offers many solidly run multinational companies that appear to have been far less aggressive at boosting operating performance with accounting gimmickry. Despite Europe's underperformance during the six-month period, we are sanguine at the prospects offered there. In our opinion, once a global recovery takes hold, European companies and their relatively undemanding valuations could again attract investor attention.

With the exception of Japan, Asia's restructuring efforts in recent years have dramatically improved the balance sheets of many corporations in this region. Most impressively, Asia (ex Japan) continued to trade at a significant discount to "developed markets" despite having profitability levels matching the developed market ratios. Hong Kong has a strong record at generating free cash flow and arguably the most tangible and quoted assets in the world. At a time when investors are wary of tainted balance sheets, tangible assets become even more appealing. The Fund's two largest Asian positions were Hong Kong listed companies HSBC and Cheung Kong Holdings. The largest improvement in Asian restructuring terms was seen in South Korea, a prime example being General Motors' takeover of Daewoo, which reveals the South Korean government's willingness to allow foreign companies to purchase some of its key assets. Pent-up consumer demand resurfaced in the form of increased personal spending, and banks issued personal loans on an unprecedented basis. South Korea also posted strong performance, and the Fund benefited from its position in Samsung Electronics. In Japan, we remained underweighted versus the MSCI AC World Free Index as we are still pessimistic regarding the country's economic recovery. In our opinion, valuations, while more compelling than years ago in most cases, remain hampered by the need for real reform and true restructuring. During the period, we initiated a position in Komatsu and slightly increased our Nippon Telegraph & Telephone holdings. We will continue studying Japan in the hopes of finding opportunities.

In the technology sector, we remained underweighted primarily because we believe expectations remain overly optimistic and valuations are still ahead of any real improvement in fundamentals. However, we did initiate small positions in a few companies, including Indian IT consulting and services company Satyam Computers Services, Chinese wireless telecommunication services operator China Mobile, and electronic equipment and instruments companies Jabil Circuit (U.S.) and Celestica (Canada).

Looking forward, we anticipate continued volatility for the near- to intermediate-term, which we believe plays to our strength as stock-pickers. Our outlook for the U.S. economy is cautious as it remains to be seen whether consumer spending can maintain its pace given the continued announcements of layoffs and cost-cutting efforts across corporate America. However, we believe growth will eventually resume, stimulated by low interest rates and government spending, and we expect our more cyclical holdings to participate in the recovery. For the long term, we believe the global economy and its equity markets will recover in due course. In the meantime, we continue to search for the best bargains in the world, knowing that if they meet our rigorous analytical criteria, we have the patience to wait for their value to be realized.



 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/02

Templeton Growth Securities Fund - Class 1 delivered a -3.06% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

      Templeton Growth Securities Fund - Class 1
      Periods ended 6/30/02
                                                                 Since
                                                              Inception
                                       1-Year     5-Year      (3/15/94)
      -------------------------------------------------------------------
      Cumulative Total Return          -3.92%    +28.39%     +106.17%
      Average Annual Total Return      -3.92%    +5.13%        +9.12%
      Value of $10,000 Investment     $9,608   $12,839       $20,617


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Templeton Growth Securities
Fund - Class 1


 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                            121
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/02

Templeton Growth Securities Fund - Class 2 delivered a -3.13% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Growth Securities Fund - Class 2*
 Periods ended 6/30/02
                                                           Since
                                                         Inception
                                          1-Year 5-Year  (3/15/94)
              ----------------------------------------------------
              Cumulative Total Return     -4.18% +27.32% +104.45%
              Average Annual Total Return -4.18%  +4.95%   +9.01%
              Value of $10,000 Investment $9,582 $12,732  $20,445

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +12.86% and +3.54%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Templeton Growth Securities Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

122
              Past performance does not guarantee future results.

                                                             INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.
--------------------------------------------------------------------------------
Credit Suisse First Boston High Yield (CSFB HY) Index is a trader-priced portfolio constructed to mirror the high yield debt market.
--------------------------------------------------------------------------------
Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return for the Dow is calculated by Wilshire Associates, Inc.
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Global (EMBIG) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.
--------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $U.S.
--------------------------------------------------------------------------------
J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer.
--------------------------------------------------------------------------------
Lipper VIP Equity Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity
Income Funds Classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds are defined as a fund that seeks relatively high current income and growth of income through investing at least 65% of its portfolio in dividend paying equity securities. As of 6/30/02, there were 49 funds in this category. Lipper calculations do not include fees or expenses. Fund performance relative to the average might have differed if such charges had been considered.

--------------------------------------------------------------------------------
Lipper VIP High Current Yield Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds Classification in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds are defined as a fund that aims at high (relative) current yield from fixed income securities, has no quality or maturity restrictions, and tends to invest in lower grade debt issues. As of 6/30/02, there were 79 funds in this category. Lipper calculations do not include fees or expenses. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Lipper VIP Multi-Cap Value Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Cap Value Funds Classification in the Lipper VIP underlying funds universe. Lipper Multi-Cap Value Funds are defined as funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitaliza- tion range over an extended period of time. As of 6/30/02, there were 94 funds in this category. Lipper calculations do not include fees or expenses. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index
is market capitalization-weighted and measures the total returns of equity securities available to foreign (non-local) inves-
tors in the developed and emerging markets globally.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets in Europe, Australasia and the Far East.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets globally.
--------------------------------------------------------------------------------
National Association of Securities Dealers Automated Quotations (Nasdaq) Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

--------------------------------------------------------------------------------
Russell 1000(R) Index is market capitalization-weighted and measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represented approximately 92% of the total market capitalization of the Russell 3000 Index, as of June 30, 2002.
--------------------------------------------------------------------------------
Russell 2000(R) Index is market capitalization-weighted and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represented approximately 8% of the total market capitalization of the Russell 3000 Index, as of June 30, 2002.
--------------------------------------------------------------------------------
Russell 2000 Value Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell 2500(TM) Growth Index is market capitalization-weighted and measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000(R) Index is market capitalization-weighted and measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represented approximately 98% of the investable U.S. equity market, as of June 30, 2002.
--------------------------------------------------------------------------------
Russell 3000 Growth Index is market capitalization-weighted and measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000 Value Index is market capitalization-weighted and that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell Midcap(R) Value Index is market capitalization-weighted and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representa- tion. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
--------------------------------------------------------------------------------
Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). The index is capitalization-weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.
--------------------------------------------------------------------------------

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

                                              Per share operating performance
           ----------------------------------------------------------------------------------------------------------------
              Net        Net          Net                                    Distri-
             asset     invest-     realized &      Total     Distributions   butions
             value,     ment       unrealized      from         from net     from net   Total     Net asset
Period     beginning   income        gains      investment     investment    realized   distri-   value, end     Total
ended      of period  (loss)/i/     (losses)    operations       income        gains    butions   of period    return/b/
---------------------------------------------------------------------------------------------------------------------------
Franklin Aggressive Growth Securities Fund
Class 1
 2000/g/    $10.00      $ .02       $(2.43)       $(2.41)        $  --        $   --    $   --      $ 7.59      (24.10)%
 2001         7.59       (.02)       (1.69)        (1.71)         (.01)           --      (.01)       5.87      (22.67)
 2002/s/      5.87       (.02)       (1.30)        (1.32)           --            --        --        4.55      (22.35)
Class 2
 2001/r/      7.48       (.04)       (1.57)        (1.61)         (.01)           --      (.01)       5.86      (22.81)
 2002/s/      5.86       (.03)       (1.30)        (1.33)           --            --        --        4.53      (22.39)

Franklin Global Communications Securities Fund
Class 1
 1997        18.18        .90         3.54          4.44          (.96)        (1.33)    (2.29)      20.33       26.76
 1998        20.33        .76         1.41          2.17          (.83)        (1.22)    (2.05)      20.45       11.19
 1999        20.45        .37         6.91          7.28          (.84)        (2.03)    (2.87)      24.86       39.42
 2000        24.86        .11        (6.77)        (6.66)         (.50)        (4.82)    (5.32)      12.88      (32.85)
 2001        12.88        .04        (3.55)        (3.51)         (.01)        (2.49)    (2.50)       6.87      (29.24)
 2002/s/      6.87        .02        (1.91)        (1.89)         (.05)           --      (.05)       4.93      (27.55)
Class 2
 1999/e/     21.02        .26         6.37          6.63          (.84)        (2.03)    (2.87)      24.78       35.17
 2000        24.78        .05        (6.72)        (6.67)         (.43)        (4.82)    (5.25)      12.86      (32.97)
 2001        12.86        .02        (3.54)        (3.52)         (.01)        (2.49)    (2.50)       6.84      (29.40)
 2002/s/      6.84        .02        (1.91)        (1.89)         (.04)           --      (.04)       4.91      (27.63)

Franklin Growth and Income Securities Fund
Class 1
 1997        17.55        .67         4.05          4.72          (.64)         (.62)    (1.26)      21.01       27.74
 1998        21.01        .69          .99          1.68          (.69)        (1.64)    (2.33)      20.36        8.33
 1999        20.36        .57         (.16)          .41          (.79)        (2.20)    (2.99)      17.78        1.10
 2000        17.78        .45         2.26          2.71         (1.17)        (2.16)    (3.33)      17.16       17.99
 2001        17.16        .37/t/      (.70)/t/      (.33)         (.05)        (1.51)    (1.56)      15.27       (2.02)
 2002/s/     15.27        .19         (.77)         (.58)         (.42)         (.84)    (1.26)      13.43       (4.02)
Class 2
 1999/e/     20.71        .47         (.46)          .01          (.79)        (2.20)    (2.99)      17.73        (.86)
 2000        17.73        .40         2.27          2.67         (1.11)        (2.16)    (3.27)      17.13       17.79
 2001        17.13        .33/t/      (.70)/t/      (.37)         (.05)        (1.51)    (1.56)      15.20       (2.28)
 2002/s/     15.20        .17         (.75)         (.58)         (.42)         (.84)    (1.26)      13.36       (4.09)

Franklin High Income Fund
Class 1
 1997        14.16       1.33          .22          1.55         (1.22)         (.04)    (1.26)      14.45       11.47
 1998        14.45       1.43        (1.25)          .18         (1.27)         (.08)    (1.35)      13.28         .99
 1999        13.28       1.24        (1.19)          .05         (3.03)         (.44)    (3.47)       9.86        (.07)
 2000         9.86       1.08        (2.36)        (1.28)         (.04)           --      (.04)       8.54      (13.00)
 2001         8.54        .87/t/      (.50)/t/       .37         (1.47)           --     (1.47)       7.44        4.26
 2002/s/      7.44        .28        (1.10)         (.82)        (1.10)           --     (1.10)       5.52      (11.95)
Class 2
 1999/e/     13.36       1.11        (1.18)         (.07)        (3.02)         (.44)    (3.46)       9.83        (.96)
 2000         9.83       1.04        (2.33)        (1.29)         (.04)           --      (.04)       8.50      (13.15)
 2001         8.50        .84/t/      (.48)/t/       .36         (1.45)           --     (1.45)       7.41        4.18
 2002/s/      7.41        .26        (1.09)         (.83)        (1.10)           --     (1.10)       5.48      (12.20)


                         Ratios/supplemental data
           ----------------------------------------------------
                                      Ratio of net
                Net        Ratio of    investment
            assets, end    expenses   income (loss)   Portfolio
Period       of period    to average    to average     turnover
ended         (000's)     net assets    net assets       rate
---------------------------------------------------------------
Franklin Aggressive Growth Securities Fund

Class 1
 2000/g/    $   13,021      .90%/a/       .35%/a/       86.65%
 2001            8,294      .85          (.38)         182.27
 2002/s/         6,154      .86/a/       (.60)/a/       36.34
Class 2
 2001/r/             2     1.10/a/       (.75)/a/      182.27
 2002/s/             2     1.11/a/      (1.01)/a/       36.34

Franklin Global Communications Securities Fund
Class 1
 1997        1,129,904      .50          3.91           17.00
 1998          986,755      .50          3.15           33.85
 1999          987,011      .51          1.81           87.53
 2000          523,288      .52           .54          117.99
 2001          265,055      .55           .46          105.36
 2002/s/       164,749      .60/a/        .81/a/        56.67
Class 2
 1999/e/           491      .77/a/       1.24/a/        87.53
 2000              499      .77           .29          117.99
 2001              312      .80           .21          105.36
 2002/s/           590      .85/a/        .64/a/        56.67

Franklin Growth and Income Securities Fund
Class 1
 1997        1,338,476      .49          3.53           36.71
 1998        1,318,743      .49          3.27           27.32
 1999          964,553      .49          2.94           39.80
 2000          810,837      .50          2.75           66.82
 2001          646,851      .51          2.31/t/       119.78
 2002/s/       584,316      .51/a/       2.48/a/        54.29
Class 2
 1999/e/           789      .75/a/       2.55/a/        39.80
 2000            2,311      .75          2.46           66.82
 2001           11,789      .76          2.13/t/       119.78
 2002/s/        28,892      .75/a/       2.28/a/        54.29

Franklin High Income Fund
Class 1
 1997          496,036      .53          9.64           36.38
 1998          446,609      .53          9.96           41.71
 1999          314,131      .54          9.97           22.17
 2000          189,986      .57         11.43           20.37
 2001          151,924      .62         10.63/t/        30.03
 2002/s/       114,904      .62/a/      10.10/a/        26.78
Class 2
 1999/e/           448      .80/a/       9.51/a/        22.17
 2000              432      .82         11.16           20.37
 2001              832      .87         10.39/t/        30.03
 2002/s/         2,192      .88/a/       9.44/a/        26.78

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                              Per share operating performance
           --------------------------------------------------------------------------------------------------
              Net                      Net                                     Distri-
             asset        Net       realized &      Total     Distributions    butions
             value,     invest-     unrealized      from         from net     from net   Total     Net asset
Period     beginning     ment         gains      investment     investment    realized   distri-   value, end     Total
ended      of period   income/i/     (losses)    operations       income        gains    butions   of period    return/b/
--------------------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund
Class 1
 1997       $ 17.21    $ 1.40       $ 1.38         $ 2.78        $(1.33)       $ (.29)   $(1.62)     $ 18.37      17.09%
 1998         18.37      1.37        (1.07)           .30         (1.42)         (.33)    (1.75)       16.92       1.64
 1999         16.92      1.19        (1.43)          (.24)        (1.46)         (.53)    (1.99)       14.69      (1.82)
 2000         14.69      1.17         1.40           2.57         (1.85)         (.71)    (2.56)       14.70      19.77
 2001         14.70      1.09/t/      (.92)/t/        .17         (1.03)         (.88)    (1.91)       12.96        .98
 2002/s/      12.96      .47          (.47)            --         (1.23)         (.26)    (1.49)       11.47       (.46)
Class 2
 1999/e/      17.07      1.10        (1.53)          (.43)        (1.46)         (.53)    (1.99)       14.65      (2.93)
 2000         14.65      1.14         1.39           2.53         (1.81)         (.71)    (2.52)       14.66      19.43
 2001         14.66      1.03/t/      (.90)t          .13         (1.03)         (.88)    (1.91)       12.88        .76
 2002/s/      12.88       .44         (.45)          (.01)        (1.22)         (.26)    (1.48)       11.39       (.52)
Franklin Large Cap Growth Securities Fund
Class 1
 1997         11.36       .06         2.02           2.08          (.02)           --      (.02)       13.42      18.31
 1998         13.42       .10         2.62           2.72          (.06)           --      (.06)       16.08      20.29
 1999         16.08       .11         4.96           5.07          (.08)           --      (.08)       21.07      31.65
 2000         21.07       .09         1.14           1.23          (.11)        (1.16)    (1.27)       21.03      5.75
 2001         21.03       .10        (2.13)         (2.03)         (.11)        (4.37)    (4.48)       14.52     (11.26)
 2002/s/      14.52       .04        (2.27)         (2.23)         (.10)           --      (.10)       12.19     (15.37)
Class 2
 1999/e/      16.47       .04         4.58           4.62          (.08)           --      (.08)       21.01      28.11
 2000         21.01       .03         1.13           1.16          (.08)        (1.16)    (1.24)       20.93       5.46
 2001         20.93       .05        (2.12)         (2.07)         (.06)        (4.37)    (4.43)       14.43     (11.43)
 2002/s/      14.43       .02        (2.25)         (2.23)         (.10)           --      (.10)       12.10     (15.51)
Franklin Money Market Fund
Class 1
 1997          1.00       .05           --            .05          (.05)           --      (.05)        1.00       5.24
 1998          1.00       .05           --            .05          (.05)           --      (.05)        1.00       5.22
 1999          1.00       .05           --            .05          (.05)           --      (.05)        1.00       4.76
 2000          1.00       .06           --            .06          (.06)           --      (.06)        1.00       5.95
 2001          1.00       .04           --            .04          (.04)           --      (.04)        1.00       3.91
 2002/s/       1.00       .01           --            .01          (.01)           --      (.01)        1.00        .76
Class 2
 1999/e/       1.00       .04           --            .04         (.04)            --      (.04)        1.00       4.39
 2000          1.00       .06           --            .06         (.06)            --      (.06)        1.00       5.69
 2001          1.00       .04           --            .04         (.04)            --      (.04)        1.00       3.65
 2002s         1.00       .01           --            .01         (.01)            --      (.01)        1.00        .64
Franklin Real Estate Fund
Class 1
 1997         22.15       .72         3.72           4.44          (.67)         (.32)     (.99)       25.60      20.70
 1998         25.60      1.45        (5.60)         (4.15)         (.94)         (.58)    (1.52)       19.93     (16.82)
 1999         19.93       .88        (1.77)          (.89)        (1.73)        (2.39)    (4.12)       14.92      (6.14)
 2000         14.92       .84         3.55           4.39         (1.15)         (.69)    (1.84)       17.47      31.95
 2001         17.47       .74          .65           1.39          (.72)           --      (.72)       18.14       8.19
 2002/s/      18.14       .31         1.99           2.30          (.54)           --      (.54)       19.90      12.73

                        Ratios/supplemental data
           ---------------------------------------------------
                                      Ratio of net
                Net        Ratio of    investment
           assets, end    expenses       income      Portfolio
Period      of period    to average    to average     turnover
ended        (000's)     net assets    net assets       rate
--------------------------------------------------------------
Franklin Income Securities Fund
Class 1
 1997       $ 1,406,787       .50%        7.53%        14.68%
 1998         1,185,840       .49         6.94         12.22
 1999           775,116       .50         7.41         11.89
 2000           647,370       .50         8.21         23.92
 2001           527,047       .53         7.90/t/      32.52
 2002/s/        478,728       .53/a/      7.06/a/      21.98/l/
Class 2
 1999/e/          1,302       .75/a/      7.36/a/      11.89
 2000             2,534       .75         7.99         23.92
 2001             9,067       .78         7.68/t/      32.52
 2002/s/         18,795       .78/a/      6.71/a/      21.98/l/
Franklin Large Cap Growth Securities Fund
Class 1
 1997           109,355       .77          .72         19.90
 1998           220,952       .77         1.00         12.17
 1999           407,515       .77          .63         41.78
 2000           431,384       .78          .43         70.16
 2001           300,135       .78          .56         75.67
 2002/s/        226,515       .79/a/       .58/a/      34.20
Class 2
 1999/e/            542      1.02/a/       .22/a/      41.78
 2000             1,081      1.03          .17         70.16
 2001             5,290      1.03          .30         75.67
 2002/s/         12,875      1.04/a/       .35/a/      34.20
Franklin Money Market Fund
Class 1
 1997           367,449       .45/j/      5.11            --
 1998           414,341       .45/j/      5.08            --
 1999           364,028       .53         4.64            --
 2000           274,580       .55         5.75            --
 2001           200,911       .56         3.89            --
 2002/s/        154,399       .60/a/      1.55/a/         --
Class 2
 1999/e/          8,602       .79/a/      4.51/a/         --
 2000            21,609       .79         5.59            --
 2001               952       .81         3.52            --
 2002s              762       .85/a/      1.32/a/         --
Franklin Real Estate Fund
Class 1
 1997           440,554       .54         3.59         11.62
 1998           282,290       .54         5.44         13.21
 1999           158,553       .58         4.83         10.27
 2000           153,203       .60         5.29         16.41
 2001           134,058       .59         4.25         34.21
 2002/s/        138,273       .57/a/      3.24/a/       8.70

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                              Per share operating performance
           ------------------------------------------------------------------------------------------------
              Net         Net        Net                                    Distri-
             asset      invest-   realized &      Total     Distributions   butions
             value,      ment     unrealized      from         from net     from net   Total     Net asset
Period     beginning    income      gains      investment     investment    realized   distri-   value, end     Total
ended      of period   (loss)/i/   (losses)    operations       income        gains    butions   of period    return/b/
------------------------------------------------------------------------------------------------------------------------
Franklin Real Estate Fund (cont.)
Class 2
 1999/e/    $20.21      $1.29      $(2.50)       $(1.21)       $(1.73)      $(2.39)    $(4.12)       $14.88      (7.66)%
 2000        14.88        .93        3.41          4.34         (1.15)        (.69)     (1.84)        17.38      31.59
 2001        17.38        .80         .52          1.32          (.71)          --       (.71)        17.99       7.88
 2002s       17.99        .28        1.98          2.26          (.52)          --       (.52)        19.73      12.63
Franklin Rising Dividends Securities Fund
Class 1
 1997        15.40        .22        4.77          4.99          (.26)        (.45)      (.71)        19.68      33.03
 1998        19.68        .23        1.07          1.30          (.22)       (2.65)     (2.87)        18.11       6.92
 1999        18.11        .22       (1.57)        (1.35)         (.29)       (2.86)     (3.15)        13.61      (9.70)
 2000        13.61        .20        2.18          2.38          (.50)       (2.26)     (2.76)        13.23      21.05
 2001        13.23        .18        1.60          1.78          (.01)        (.81)      (.82)        14.19      13.90
 2002/s/     14.19        .08        1.05          1.13          (.19)        (.29)      (.48)        14.84       7.92
Class 2
 1999/e/     18.28        .17       (1.74)        (1.57)         (.29)       (2.86)     (3.15)        13.56     (10.84)
 2000        13.56        .17        2.17          2.34          (.46)       (2.26)     (2.72)        13.18      20.71
 2001        13.18        .15        1.58          1.73          (.01)        (.81)      (.82)        14.09      13.57
 2002/s/     14.09        .06        1.04          1.10          (.18)        (.29)      (.47)        14.72       7.79
Franklin S&P 500 Index Fund
Class 1
 1999/f/     10.00        .03         .53           .56            --           --         --         10.56       5.60
 2000        10.56        .11       (1.00)         (.89)         (.01)          --       (.01)         9.66      (8.47)
 2001         9.66        .09       (1.28)        (1.19)         (.08)          --/n/    (.08)         8.39     (12.31)
 2002/s/      8.39        .05       (1.14)        (1.09)         (.10)          --       (.10)         7.20     (13.05)
Class 2
 1999/f/     10.00        .04         .51           .55            --           --         --         10.55       5.50
 2000        10.55        .08       (1.00)         (.92)           --/m/        --         --          9.63      (8.70)
 2001         9.63        .06       (1.27)        (1.21)         (.05)          --/n/    (.05)         8.37     (12.72)
 2002/s/      8.37        .04       (1.14)        (1.10)         (.10)          --       (.10)         7.17     (13.21)
Franklin Small Cap Fund
Class 1
 1997        13.20        .01        2.24          2.25          (.03)        (.37)      (.40)        15.05      17.42
 1998        15.05        .07        (.20)         (.13)         (.01)       (1.19)     (1.20)        13.72       (.98)
 1999        13.72       (.01)      13.25         13.24          (.08)        (.01)      (.09)        26.87      96.94
 2000        26.87        .11       (3.81)        (3.70)           --        (1.92)     (1.92)        21.25     (14.60)
 2001        21.25        .09       (3.28)        (3.19)         (.09)          --       (.09)        17.97     (15.02)
 2002/s/     17.97       (.01)      (3.14)        (3.15)         (.07)          --       (.07)        14.75     (17.56)
Class 2
 1999/e/     14.25       (.04)      12.68         12.64          (.08)        (.01)      (.09)        26.80      89.05
 2000        26.80        .12       (3.86)        (3.74)           --        (1.92)     (1.92)        21.14     (14.76)
 2001        21.14        .03       (3.25)        (3.22)         (.07)          --       (.07)        17.85     (15.25)
 2002/s/     17.85       (.03)      (3.11)        (3.14)         (.04)          --       (.04)        14.67     (17.62)
Franklin Small Cap Value Securities Fund
Class 1
 1998/d/     10.00        .02       (2.23)        (2.21)           --           --         --          7.79     (22.10)
 1999         7.79        .05         .08           .13          (.02)          --       (.02)         7.90       1.65
 2000         7.90        .10        1.89          1.99          (.03)          --       (.03)         9.86      25.23
 2001         9.86        .11        1.29          1.40          (.05)        (.24)      (.29)        10.97      14.21
 2002/s/     10.97        .04         .69           .73          (.05)        (.28)      (.33)        11.37       6.61

                         Ratios/supplemental data
           ----------------------------------------------------
                                      Ratio of net
               Net        Ratio of     investment
           assets, end    expenses    income (loss)   Portfolio
Period      of period    to average     to average     turnover
ended        (000's)     net assets     net assets       rate
---------------------------------------------------------------
Franklin Real Estate Fund (cont.)
Class 2
 1999/e/    $  2,449        .83%/a/      8.84%/a/       10.27%
 2000         23,743        .85          5.75           16.41
 2001         95,891        .84          4.60           34.21
 2002s       184,530        .82/a/       2.94/a/         8.70
Franklin Rising Dividends Securities Fund
Class 1
 1997        780,298        .74          1.24           37.04
 1998        751,869        .72          1.20           26.44
 1999        450,549        .75          1.35            5.32
 2000        363,485        .78          1.66           12.26
 2001        347,336        .76          1.36           11.78
 2002/s/     353,429        .76/a/       1.05/a/        10.95
Class 2
 1999/e/         549       1.01/a/       1.15/a/         5.32
 2000          1,041       1.03          1.44           12.26
 2001         11,831       1.01          1.13           11.78
 2002/s/      32,965       1.01/a/        .83/a/        10.95
Franklin S&P 500 Index Fund
Class 1
 1999/f/      14,888        .55/a,j/     1.77/a/           --
 2000         45,106        .32          1.06           15.85
 2001         43,643        .36          1.05           23.15
 2002/s/      29,931        .26/a/       1.17/a/        20.11
Class 2
 1999/f/          88        .80/a,j/     2.17/a/           --
 2000             80        .59           .81           15.85
 2001          1,592        .61           .77           23.15
 2002/s/       7,446        .51/a/       1.05/a/        20.11
Franklin Small Cap Fund
Class 1
 1997        313,462        .77           .06           64.07
 1998        315,460        .77           .51           53.01
 1999        488,062        .77          (.05)          39.49
 2000        387,474        .75           .42           19.49
 2001        266,694        .76           .50           37.94
 2002/s/     214,593       1.07/a/       (.10)/a/       14.82
Class 2
 1999/e/       6,156       1.02/a/       (.18)/a/       39.49
 2000        301,420       1.00           .49           19.49
 2001        401,663       1.01           .19           37.94
 2002/s/     407,250       1.32/a/       (.35)/a/       14.82
Franklin Small Cap Value Securities Fund
Class 1
 1998/d/       9,013        .83/a/        .95/a/        22.79
 1999         11,320        .81           .65           61.23
 2000         19,455        .84          1.13           42.47
 2001         32,604        .77          1.07           40.54
 2002/s/      39,576        .73/a/        .65/a/         2.75

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                              Per share operating performance
           -------------------------------------------------------------------------------------------------
              Net         Net         Net                                    Distri-
             asset      invest-    realized &      Total     Distributions   butions
             value,      ment      unrealized      from         from net     from net    Total    Net asset
Period     beginning    income       gains      investment     investment    realized   distri-   value, end     Total
ended      of period   (loss)/i/    (losses)    operations       income        gains    butions   of period    return/b/
-------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value Securities Fund (cont.)
Class 2
  1999/e/   $ 7.97     $ .05        $ (.12)       $ (.07)      $ (.02)       $  --     $  (.02)    $ 7.88        (.90)%
  2000        7.88       .08          1.88          1.96         (.03)          --        (.03)      9.81       25.02
  2001        9.81       .08          1.28          1.36         (.04)        (.24)       (.28)     10.89       13.79
  2002/s/    10.89       .02           .68           .70         (.04)        (.28)       (.32)     11.27        6.41

Franklin Technology Securities Fund
Class 1
  2000/g/    10.00      (.02)        (2.40)        (2.42)          --           --          --       7.58      (24.20)
  2001        7.58      (.01)        (2.22)        (2.23)          --           --          --       5.35      (29.42)
  2002/s/     5.35      (.02)        (1.78)        (1.80)          --           --          --       3.55      (33.64)
Class 2
  2000/h/    13.13      (.01)        (5.55)        (5.56)          --           --          --       7.57      (42.35)
  2001        7.57      (.03)        (2.21)        (2.24)          --           --          --       5.33      (29.59)
  2002/s/     5.33      (.03)        (1.77)        (1.80)          --           --          --       3.53      (33.77)

Franklin U.S. Government Fund
Class 1
  1997       13.47      1.00           .21          1.21         (.76)          --        (.76)     13.92        9.31
  1998       13.92       .99           .01          1.00        (1.03)          --       (1.03)     13.89        7.44
  1999       13.89       .83          (.96)         (.13)       (1.98)          --       (1.98)     11.78        (.94)
  2000       11.78       .79           .60          1.39         (.01)          --        (.01)     13.16       11.82
  2001       13.16       .80/t/        .17/t/        .97         (.97)          --        (.97)     13.16        7.62
  2002/s/    13.16       .38           .20           .58         (.83)          --        (.83)     12.91        4.42
Class 2
  1999/e/    13.89       .77          (.92)         (.15)       (1.96)          --       (1.96)     11.78       (1.10)
  2000       11.78       .77           .57          1.34         (.01)          --        (.01)     13.11       11.39
  2001       13.11       .75/t/        .18/t/        .93         (.96)          --        (.96)     13.08        7.37
  2002/s/    13.08       .36           .21           .57         (.83)          --        (.83)     12.82        4.32

Franklin Zero Coupon Fund - 2005
  1997       16.35      1.14           .63          1.77        (1.06)        (.01)      (1.07)     17.05       11.37
  1998       17.05      1.01          1.03          2.04        (1.10)        (.25)      (1.35)     17.74       12.53
  1999       17.74       .98         (2.01)        (1.03)       (2.10)        (.10)      (2.20)     14.51       (5.88)
  2000       14.51       .93           .84          1.77         (.01)        (.39)       (.40)     15.88       12.56
  2001       15.88       .94           .42          1.36        (1.04)        (.18)      (1.22)     16.02        8.93
  2002/s/    16.02       .50           .16           .66        (1.02)        (.12)      (1.14)     15.54        4.14

Franklin Zero Coupon Fund - 2010
  1997       16.29      1.02          1.54          2.56        (1.01)        (.01)      (1.02)     17.83       16.57
  1998       17.83      1.09          1.39          2.48        (1.11)        (.15)      (1.26)     19.05       14.45
  1999       19.05       .99          3.24)        (2.25)       (2.14)        (.51)      (2.65)     14.15      (12.24)
  2000       14.15       .94          1.67          2.61         (.02)        (.24)       (.26)     16.50       18.72
  2001       16.50       .92          (.06)          .86        (1.21)        (.82)      (2.03)     15.33        5.62
  2002/s/    15.33       .45           .67          1.12         (.95)        (.67)      (1.62)     14.83        7.23

                              Ratios/supplemental data
           ----------------------------------------------------
                                      Ratio of net
                Net        Ratio of    investment
            assets, end    expenses   income (loss) Portfolio
Period       of period    to average   to average    turnover
ended         (000's)     net assets   net assets     rate
---------------------------------------------------------------
Franklin Small Cap Value Securities Fund (cont.)
Class 2
  1999/e/    $ 1,263       1.06%/a/      .62%/a/       61.23%
  2000         7,209       1.09          .90           42.47
  2001        34,282       1.02          .81           40.54
  2002/s/     92,969        .98/a/       .40/a/         2.75

Franklin Technology Securities Fund
Class 1
  2000/g/      9,066        .99/a/      (.30)/a/      106.77
  2001         5,126       1.03         (.17)         179.25
  2002/s/      2,691       1.04/a/      (.86)/a/       79.84
Class 2
  2000/h/      1,855       1.24/a/      (.29)/a/      106.77
  2001         8,740       1.28         (.52)         179.25
  2002/s/      7,258       1.29/a/     (1.11)/a/       79.84

Franklin U.S. Government Fund
Class 1
  1997       765,084        .50         6.49           16.84
  1998       710,832        .50         6.22           31.34
  1999       515,033        .51         6.25            7.90
  2000       424,513        .52         6.48            6.28
  2001       392,453        .53         6.06/t/        29.09/l/
  2002/s     375,844        .53/a/      5.70/a/        19.26
Class 2
  1999/e/      1,877        .77/a/      5.95/a/         7.90
  2000         3,961        .77         6.22            6.28
  2001        23,356        .78         5.69/t/        29.09/l/
  2002/s/     64,493        .77/a/      5.44/a/        19.26

Franklin Zero Coupon Fund - 2005
  1997        77,296        .40/j/      6.16            4.52
  1998        84,487        .40/j/      5.82            3.87
  1999        65,895        .65         5.93           15.87
  2000        62,288        .66         6.27           32.88
  2001        60,233        .68         5.87            2.02
  2002/s/     58,699        .68/a/      6.12/a/         4.32

Franklin Zero Coupon Fund - 2010
  1997        85,515        .40/j/      6.21           12.20
  1998        93,515        .40/j/      5.55           15.92
  1999        66,049        .65         5.83           19.30
  2000        56,720        .65         6.28           34.39
  2001        51,002        .68         5.73           23.68
  2002/s/     53,143        .66/a/      5.80/a/         4.54

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                              Per share operating performance
           -------------------------------------------------------------------------------------------------
              Net                     Net                                    Distri-
             asset        Net      realized &      Total     Distributions   butions
             value,     invest-    unrealized      from         from net     from net   Total     Net asset
Period     beginning     ment        gains      investment     investment    realized   distri-   value, end     Total
ended      of period    income/i/   (losses)    operations       income        gains    butions   of period    return/b/
----------------------------------------------------------------------------------------------------------------------------
Mutual Discovery Securities Fund
Class 1
   1997    $ 10.21    $  .13        $ 1.84        $ 1.97        $ (.01)       $  --     $ (.01)     $ 12.17       19.25%
   1998      12.17       .20          (.76)         (.56)         (.17)        (.15)      (.32)       11.29       (5.00)
   1999      11.29       .17          2.48          2.65          (.37)          --       (.37)       13.57       23.76
   2000      13.57       .26          1.14          1.40          (.42)          --       (.42)       14.55       10.45
   2001      14.55       .24          (.08)          .16          (.30)       (1.85)     (2.15)       12.56         .39
   2002/s/   12.56       .11           .03           .14          (.19)        (.22)      (.41)       12.29         .97
Class 2
   1999/e/   11.65       .11          2.15          2.26          (.37)          --       (.37)       13.54       19.68
   2000      13.54       .22          1.14          1.36          (.40)          --       (.40)       14.50       10.21
   2001      14.50       .13           .01           .14          (.29)       (1.85)     (2.14)       12.50         .24
   2002/s/   12.50       .10           .01           .11          (.18)        (.22)      (.40)       12.21         .76

Mutual Shares Securities Fund
Class 1
   1997      10.35       .13          1.71          1.84          (.01)          --       (.01)       12.18       17.73
   1998      12.18       .28          (.25)          .03          (.13)        (.12)      (.25)       11.96         .09
   1999      11.96       .20          1.41          1.61          (.34)          --       (.34)       13.23       13.40
   2000      13.23       .30          1.42          1.72          (.38)        (.33)      (.71)       14.24       13.62
   2001      14.24       .21           .86          1.07          (.29)        (.94)     (1.23)       14.08        7.31
   2002/s/   14.08       .12          (.63)         (.51)         (.13)        (.28)      (.41)       13.16       (3.74)
Class 2
   1999/e/   12.36       .16          1.07          1.23          (.34)          --       (.34)       13.25        9.91
   2000      13.25       .26          1.41          1.67          (.37)        (.33)      (.70)       14.22       13.25
   2001      14.22       .15           .88          1.03          (.28)        (.94)     (1.22)       14.03        7.04
   2002/s/   14.03       .10          (.63)         (.53)         (.12)        (.28)      (.40)       13.10       (3.89)

Templeton Developing Markets Securities Fund/p/
Class 1
   1997       9.43       .09         (2.82)        (2.73)         (.04)        (.03)      (.07)        6.63      (29.22)
   1998       6.63       .07         (1.42)        (1.35)         (.09)        (.06)      (.15)        5.13      (20.94)
   1999       5.13       .05          2.67          2.72          (.08)          --       (.08)        7.77       53.84
   2000       7.77       .07         (2.52)        (2.45)         (.07)          --       (.07)        5.25      (31.76)
   2001       5.25       .08          (.50)         (.42)         (.05)          --       (.05)        4.78       (8.08)
   2002/s/    4.78       .04           .23           .27          (.08)          --       (.08)        4.97        5.56
Class 2
   1997/c/    9.85       .04         (3.27)        (3.23)           --           --         --         6.62      (32.79)
   1998       6.62       .07         (1.42)        (1.35)         (.09)        (.06)      (.15)        5.12      (21.03)
   1999       5.12       .03          2.66          2.69          (.07)          --       (.07)        7.74       53.27
   2000       7.74       .06         (2.53)        (2.47)         (.05)          --       (.05)        5.22      (32.04)
   2001       5.22       .07          (.49)         (.42)         (.04)          --       (.04)        4.76       (8.08)
   2002/s/    4.76       .04           .22           .26          (.07)          --       (.07)        4.95        5.39

Templeton Foreign Securities Fund/q/
Class 1
   1997      18.40       .49          2.01          2.50          (.51)        (.21)      (.72)       20.18       13.95
   1998      20.18       .60          1.29          1.89          (.49)        (.89)     (1.38)       20.69        9.33
   1999      20.69       .33          3.78          4.11          (.57)       (1.98)     (2.55)       22.25       23.61
   2000      22.25       .40          (.95)         (.55)         (.43)       (2.49)     (2.92)       18.78       (2.19)
   2001      18.78       .23         (5.23)        (5.00)         (.26)       (1.67)     (1.93)       11.85      (15.75)
   2002/s/   11.85       .18          (.25)         (.07)         (.19)          --       (.19)       11.59        (.56)




                   Ratios/supplemental data
          ---------------------------------------------------
                                     Ratio of net
              Net        Ratio of    investment
          assets, end    expenses   income (loss)   Portfolio
           of period    to average    to average     turnover
            (000's)     net assets    net assets       rate
         ---------------------------------------------------

Mutual Discovery Securities Fund
Class 1
   1997   $ 198,653        1.06%          1.19%        55.93%
   1998     224,656        1.01/k/        1.94         93.99
   1999     202,777        1.01/k/        1.42        104.69
   2000     191,051        1.02/k/        1.80         74.77
   2001     164,527        1.02/k/        1.76         64.58
   2002/s/  154,747        1.02/a,k/      1.70/a/      26.44
Class 2
   1999/e/      413        1.27/a/         .94/a/     104.69
   2000       1,035        1.27/k/        1.59         74.77
   2001       5,681        1.27/k/        1.03         64.58
   2002/s/   15,606        1.27/a,k/      1.68/a/      26.44

Mutual Shares Securities Fund
Class 1
   1997     387,787         .80           2.10         49.01
   1998     482,444         .79/k/        2.60         70.19
   1999     448,278         .79/k/        1.59         80.02
   2000     407,063         .80/k/        2.23         66.67
   2001     399,336         .79/k/        1.42         54.73
   2002/s/  360,002         .76/a,k/      1.67/a/      21.95
Class 2
   1999/e/    5,716        1.04/a/        1.26/a/      80.02
   2000      37,087        1.05/k/        1.96         66.67
   2001     262,621        1.04/k/        1.04         54.73
   2002/s/  446,742        1.01/a,k/      1.42/a/      21.95

Templeton Developing Markets Securities Fund/p/
Class 1
   1997     163,459        1.58           1.63         23.82
   1998     180,684        1.66           1.67         23.22
   1999     297,605        1.50            .82         60.27
   2000     301,645        1.56           1.13         89.48
   2001     240,289        1.57           1.64         78.29
   2002/s/  247,128        1.59/a/        1.68/a/      33.95
Class 2
   1997/c/    9,569        1.77/a/        1.48/a/      23.82
   1998      17,287        1.91           1.44         23.22
   1999      49,654        1.75            .52         60.27
   2000      56,617        1.81            .88         89.48
   2001      64,081        1.82           1.37         78.29
   2002/s/   80,148        1.84/a/        1.43/a/      33.95

Templeton Foreign Securities Fund/q/
Class 1
   1997     938,410         .81           2.70         16.63
   1998     980,470         .86           2.81         29.56
   1999   1,056,798         .85           1.69         30.04
   2000     776,495         .87           2.08         32.81
   2001     565,220         .90           1.59         20.00
   2002/s/  526,298         .90/a/        2.98/a/      14.37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                              Per share operating performance
           -----------------------------------------------------------------------------------------------
              Net                     Net                                   Distri-
             asset         Net     realized &     Total    Distributions   butions
             value,      invest-   unrealized     from        from net     from net   Total     Net asset
Period     beginning      ment       gains     investment    investment    realized   distri-   value, end     Total
ended      of period    income/i/   (losses)   operations      income        gains    butions   of period    return/b/
--------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund/q/ (cont.)
Class 2
   1997/c/ $ 18.40      $ .07       $ 1.67      $ 1.74        $  --         $ --      $  --      $ 20.14       9.46%
   1998      20.14        .59         1.25        1.84         (.48)        (.89)     (1.37)       20.61       9.08
   1999      20.61        .25         3.78        4.03         (.53)       (1.98)     (2.51)       22.13      23.23
   2000      22.13        .31         (.90)       (.59)        (.38)       (2.49)     (2.87)       18.67      (2.38)
   2001      18.67        .18        (5.21)      (5.03)        (.23)       (1.67)     (1.90)       11.74     (15.99)
   2002/s/   11.74        .16         (.24)       (.08)        (.17)          --       (.17)       11.49       (.67)

Templeton Global Asset Allocation Fund/o/
Class 1
   1997      21.08        .67         2.44        3.11         (.63)       (1.21)     (1.84)       22.35      15.52
   1998      22.35        .69          .75        1.44         (.66)        (.67)     (1.33)       22.46       6.41
   1999      22.46        .44         3.78        4.22         (.50)       (2.81)     (3.31)       23.37      22.86
   2000      23.37        .44         (.45)       (.01)        (.52)       (3.62)     (4.14)       19.22        .29
   2001      19.22        .38/t/     (2.16)/t/   (1.78)        (.26)       (1.67)     (1.93)       15.51      (9.72)
   2002/s/   15.51        .23          .28         .51         (.30)          --       (.30)       15.72       3.26
Class 2
   1997/c/   20.40        .16         1.76        1.92           --           --         --        22.32       9.41
   1998      22.32        .63          .74        1.37         (.64)        (.67)     (1.31)       22.38       6.10
   1999      22.38        .36         3.80        4.16         (.46)       (2.81)     (3.27)       23.27      22.54
   2000      23.27        .37         (.43)       (.06)        (.46)       (3.62)     (4.08)       19.13        .04
   2001      19.13        .33/t/     (2.15)/t/   (1.82)        (.23)       (1.67)     (1.90)       15.41      (9.95)
   2002/s/   15.41        .21          .27         .48         (.26)          --       (.26)       15.63       3.13

Templeton Global Income Securities Fund
Class 1
   1997      13.61       1.05         (.73)        .32         (.96)          --       (.96)       12.97       2.55
   1998      12.97       1.07         (.19)        .88         (.98)          --       (.98)       12.87       7.08
   1999      12.87        .68        (1.42)       (.74)       (1.06)          --      (1.06)       11.07      (5.79)
   2000      11.07        .68         (.20)        .48         (.02)          --       (.02)       11.53       4.32
   2001      11.53        .59/t/      (.32)/t/     .27         (.41)          --       (.41)       11.39       2.55
   2002/s/   11.39        .28          .73        1.01         (.14)          --       (.14)       12.26       8.92
Class 2
   1999/e/   12.93        .60        (1.44)       (.84)       (1.05)          --      (1.05)       11.04      (6.53)
   2000      11.04        .65         (.19)        .46         (.02)          --       (.02)       11.48       4.14
   2001      11.48        .55/t/      (.31)/t/     .24         (.39)          --       (.39)       11.33       2.24
   2002/s/   11.33        .27          .72         .99         (.12)          --       (.12)       12.20       8.76

Templeton Growth Securities Fund
Class 1
   1997      13.80        .33         1.53        1.86         (.24)        (.08)      (.32)       15.34      13.50
   1998      15.34        .35          .98        1.33         (.41)       (1.49)     (1.90)       14.77       8.98
   1999      14.77        .28         2.66        2.94         (.36)       (1.72)     (2.08)       15.63      21.04
   2000      15.63        .30         (.15)        .15         (.27)       (1.75)     (2.02)       13.76       1.74
   2001      13.76        .26         (.36)       (.10)        (.28)       (2.29)     (2.57)       11.09       (.98)
   2002/s/   11.09        .12         (.46)       (.34)        (.24)        (.22)      (.46)       10.29      (3.06)
Class 2
   1999/e/   15.34        .17         2.17        2.34         (.36)       (1.72)     (2.08)       15.60      16.35
   2000      15.60        .25         (.15)        .10         (.26)       (1.75)     (2.01)       13.69       1.47
   2001      13.69        .21         (.34)       (.13)        (.26)       (2.29)     (2.55)       11.01      (1.31)
   2002/s/   11.01        .11         (.45)       (.34)        (.23)        (.22)      (.45)       10.22      (3.13)



                     Ratios/supplemental data
         ----------------------------------------------------
                                     Ratio of net
               Net      Ratio of      investment
           assets, end  expenses        income      Portfolio
Period     of period    to average    to average    turnover
ended       (000's)     net assets    net assets      rate
-------------------------------------------------------------
Templeton Foreign Securities Fund/q/ (cont.)
Class 2
   1997/c/  $ 17,606      1.13%/a/      1.14%/a/     16.63%
   1998       39,886      1.11          2.69         29.56
   1999      101,365      1.10          1.26         30.04
   2000      187,115      1.12          1.66         32.81
   2001      225,505      1.15          1.32         20.00
   2002/s/   282,083      1.15/a/       2.77/a/      14.37

Templeton Global Asset Allocation Fund/o/
Class 1
   1997      735,568       .74          3.32         45.27
   1998      692,163       .78          2.88         43.18
   1999      671,549       .74          2.06         45.34
   2000      628,244       .81          2.20         30.32
   2001      501,074       .81          2.28/t/      35.63
   2002/s/   489,698       .79/a/       2.87/a/      14.21
Class 2
   1997/c/     9,665      1.03/a/       1.97/a/      45.27
   1998       15,763      1.03          2.61         43.18
   1999       20,962       .99          1.71         45.34
   2000       32,346      1.07          1.91         30.32
   2001       38,974      1.06          1.99/t/      35.63
   2002/s/    44,617      1.04/a/       2.65/a/      14.21

Templeton Global Income Securities Fund
Class 1
   1997      185,016       .62          7.03        181.61
   1998      150,941       .63          6.86         84.17
   1999       90,537       .65          5.65         80.76
   2000       81,171       .72          6.22         40.43
   2001       63,781       .71          5.22/t/     122.45
   2002/s/    62,468       .67/a/       4.92/a/       4.74
Class 2
   1999/e/       443       .91/a/       5.36/a/      80.76
   2000        1,237       .97          5.94         40.43
   2001        1,286       .96          4.95/t/     122.45
   2002/s/     1,634       .92/a/       4.68/a/       4.74

Templeton Growth Securities Fund
Class 1
   1997      758,445       .88          2.49         24.81
   1998      747,080       .88          2.27         32.30
   1999      708,310       .88          1.87         46.54
   2000    1,163,637       .88          2.18         69.67
   2001      966,725       .85          2.13         31.05
   2002/s/   869,819       .90/a/       2.26/a/      17.22
Class 2
   1999/e/     4,483      1.14/a/       1.17/a/      46.54
   2000       79,043      1.12          1.87         69.67
   2001      113,925      1.10          1.80         31.05
   2002/s/   155,022      1.15/a/       2.09/a/      17.22

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

/a/Annualized
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period May 1, 1997 (effective date) to December 31, 1997.
/d/For the period May 1, 1998 (effective date) to December 31, 1998.
/e/For the period January 6, 1999 (effective date) to December 31, 1999. /f/For the period November 1, 1999 (effective date) to December 31, 1999. /g/For the period May 1, 2000 (effective date) to December 31, 2000.
/h/For the period September 1, 2000 (effective date) to December 31, 2000. /i/Based on average shares outstanding effective year ended December 31, 1999, except for the Franklin Money Market Fund.
/j/During the periods indicated below, Franklin Advisers, Inc., the investment manager, agreed in advance to waive a portion of its management fees and may assume payment of other expenses incurred by certain funds in the Trust. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

Franklin Money Market Fund     Franklin S&P 500 Index Fund     Franklin Zero Coupon Fund - 2005     Franklin Zero Coupon Fund - 2010
1997 ................ .53%     Class 1                         1997 ....................... .65%    1997 ...................... .65%
1998 ................ .53      1999/f/ .............  .98%/a/  1998 ....................... .66     1998 ...................... .66
                               Class 2
                               1999/f/ ............. 1.23/a/

/k/Excluding dividend expense on securities sold short, the ratios of expenses to average net assets would have been as follows:


Mutual Discovery Securities Fund     Mutual Shares Securities Fund
Class 1                              Class 1
1998 ...................... 1.00%    1998 ...................  .77%
1999 ......................  .99     1999 ...................  .77
2000 ......................  .98     2000 ...................  .77
2001 ...................... 1.00     2001 ...................  .78
2002/s/ ................... 1.02/a/  2002/s/ ................  .76/a/
Class 2                              Class 2
2000 ...................... 1.23     2000 ................... 1.02
2001 ...................... 1.25     2001 ................... 1.03
2002/s/ ................... 1.27/a/  2002/s/ ................ 1.01/a/

/l/Excludes mortgage dollar roll transactions.
/m/Includes distributions of net investment income in the amount of $.002. /n/Includes distributions of capital gains in the amount of $.002.
/o/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) - Templeton Asset Allocation Fund as a result of a merger on May 1, 2000.
/p/Financial highlights presented reflect historical financial information from TVP - Templeton Developing Markets Fund as a result of a merger on May 1, 2000. /q/Financial highlights presented reflect historical financial information from TVP - Templeton International Fund as a result of a merger on May 1, 2000. /r/For the period February 13, 2001 (effective date) to December 31, 2001. /s/For the six months ended June 30, 2002 (unaudited).
/t/The November, 2000 revised AICPA Audit and Accounting Guide of Investment Companies was implemented January 1, 2001 resulting in an increase (decrease) by the following per share operating performance and ratio of net investment income
(loss) to average net assets for the year ended December 31, 2001:

                                                           Franklin Growth       Franklin          Franklin
                                                             and Income         High Income         Income
                                                           Securities Fund         Fund         Securities Fund
---------------------------------------------------------------------------------------------------------------
Class 1
Net investment income (loss) per share ....................    $(.026)            $(.004)           $.008
Net realized and unrealized gains (losses) per share ......      .026               .004            (.008)
Ratio of net investment income to average net assets ......    (.17)%             (.05)%             .06%
Class 2
Net investment income (loss) per share ....................    $(.026)            $(.004)           $.008
Net realized and unrealized gains (losses) per share ......      .026               .004            (.008)
Ratio of net investment income to average net assets ......    (.17)%             (.05)%             .06%

                                                                               Templeton         Templeton
                                                           Franklin U.S.      Global Asset     Global Income
                                                            Government         Allocation       Securities
                                                               Fund               Fund             Fund
------------------------------------------------------------------------------------------------------------
Class 1
Net investment income (loss) per share ....................    $.016             $(.018)          $(.059)
Net realized and unrealized gains (losses) per share ......    (.016)              .018             .059
Ratio of net investment income to average net assets ......     .12%             (.10)%           (.53)%
Class 2
Net investment income (loss) per share ....................    $.016             $(.018)          $(.059)
Net realized and unrealized gains (losses) per share ......    (.016)              .018             .059
Ratio of net investment income to average net assets ......     .12%             (.10)%           (.53)%

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2002 (unaudited)

   Franklin Aggressive Growth Securities Fund                                    SHARES         VALUE
--------------------------------------------------------------------------------------------------------
   Common Stocks 96.4%
/a/Commercial Services 4.3%
   Exult Inc. .................................................................  13,000      $   84,500
   Lamar Advertising Co., A ...................................................   2,500          93,025
   Maximus Inc. ...............................................................   2,700          85,590
                                                                                             ----------
                                                                                                263,115
                                                                                             ----------
/a/Consumer Services 10.7%
   AOL Time Warner Inc. .......................................................   7,000         102,970
   CEC Entertainment Inc.......................................................   1,500          61,950
   eBay Inc....................................................................   2,300         141,726
   Entercom Communications Corp................................................   2,000          91,800
   Entravision Communications Corp. ...........................................   9,500         116,375
   Magna Entertainment Corp., A ...............................................   7,000          48,930
   Univision Communications Inc., A ...........................................   3,000          94,200
                                                                                             ----------
                                                                                                657,951
                                                                                             ----------
/a/Distribution Services 1.2%
   Andrx Group ................................................................   2,700          72,819
                                                                                             ----------
   Electronic Technology 21.6%
/a/Advanced Fibre Communications Inc. .........................................   5,000          82,700
/a/Avocent Corp. ..............................................................   3,300          52,536
/a/Dell Computer Corp. ........................................................   4,500         117,630
/a/DRS Technologies Inc. ......................................................   1,300          55,575
/a/Intersil Corp. .............................................................   4,800         102,624
/a/KLA-Tencor Corp. ...........................................................   1,600          70,384
/a/L-3 Communications Holdings Inc. ...........................................   2,400         129,600
/a/Lam Research Corp. .........................................................   2,500          86,304
   Linear Technology Corp. ....................................................   3,200         100,576
/a/Micro International Ltd. (Cayman Islands) ..................................   5,800          60,030
/a/Network Appliance Inc. .....................................................   8,000          99,280
/a/Semtech Corp. ..............................................................   2,100          56,070
/a/Tektronix Inc. .............................................................   5,800         108,518
/a/Varian Semiconductor Equipment Associates Inc. .............................   2,800          95,004
/a/Xicor Inc. .................................................................   9,000          36,360
/a/Xilinx Inc. ................................................................   3,500          78,505
                                                                                             ----------
                                                                                              1,331,696
                                                                                             ----------
   Finance 3.4%
   Charles Schwab Corp. .......................................................   8,500          95,200
   Investors Financial Services Corp. .........................................   3,400         114,036
                                                                                             ----------
                                                                                                209,236
                                                                                             ----------
/a/Health Services 4.2%
   AdvancePCS .................................................................   5,200         124,488
   Caremark RX Inc. ...........................................................   8,000         132,000
                                                                                             ----------
                                                                                                256,488
                                                                                             ----------
   Health Technology 12.4%
/a/Abgenix Inc. ...............................................................   4,700          46,483
   Allergan Inc. ..............................................................   1,800         120,150
/a/Cubist Pharmaceuticals Inc. ................................................   6,300          59,283
/a/Cygnus Inc. ................................................................   8,900          17,978
/a/Enzon Inc. .................................................................   3,000          73,830
/a/First Horizon Pharmaceutical Corp. .........................................   2,900          60,001
/a/Guidant Corp. ..............................................................   3,300          99,759
/a/MedImmune Inc. .............................................................   3,500          92,400
   Pfizer Inc. ................................................................   3,500         122,500
/a/Shire Pharmaceuticals Group PLC, ADR (United Kingdom) ......................   2,800          72,268
                                                                                             ----------
                                                                                                764,652
                                                                                             ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   Franklin Aggressive Growth Securities Fund                                     SHARES         VALUE
--------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
/a/Industrial Services 3.6%
   Global Industries Ltd. ......................................................  13,000      $   90,870
   Weatherford International Ltd. ..............................................   3,100         133,920
                                                                                              ----------
                                                                                                 224,790
                                                                                              ----------
/a/Process Industries 1.5%
   Sealed Air Corp. ............................................................   2,300          92,621
                                                                                              ----------
   Producer Manufacturing 2.5%
   Lennox International Inc. ...................................................   7,500         134,925
   Superior Industries International Inc. ......................................     400          18,500
                                                                                              ----------
                                                                                                 153,425
                                                                                              ----------
   Retail Trade 9.2%
/a/Abercrombie & Fitch Co., A ..................................................   2,700          65,124
/a/Cost Plus Inc. ..............................................................   4,600         140,111
/a/Duane Reade Inc. ............................................................   3,700         125,985
   Home Depot Inc. .............................................................   2,800         102,844
/a/Wet Seal Inc. ...............................................................   5,400         131,220
                                                                                              ----------
                                                                                                 565,284
                                                                                              ----------
/a/Technology Services 18.9%
   Accenture Ltd., A (Bermuda) .................................................   5,500         104,500
   Affiliated Computer Services Inc., A ........................................   3,000         142,440
   Amdocs Ltd. .................................................................   5,200          39,260
   Aspen Technology Inc. .......................................................   8,500          70,890
   Cadence Design Systems Inc. .................................................   6,100          98,332
   Concord EFS Inc. ............................................................   5,500         165,770
   Entrust Inc. ................................................................  18,000          48,960
   Hewitt Associates Inc. ......................................................     200           4,660
   HNC Software Inc. ...........................................................   7,500         125,250
   Informatica Corp. ...........................................................  13,500          95,715
   Inforte Corp. ...............................................................   9,800          97,217
   Precise Software Solutions Ltd. (Israel) ....................................   7,200          68,760
   Predictive Systems Inc. .....................................................  16,400           5,084
   Tier Technologies Inc., B ...................................................   5,300          94,446
                                                                                              ----------
                                                                                               1,161,284
                                                                                              ----------
/a/Transportation 2.9%
   Forward Air Corp. ...........................................................   5,400         177,012
                                                                                              ----------
   Total Common Stocks (Cost $7,061,583) .......................................               5,930,373
                                                                                              ----------
/a,b/Preferred Stocks
   Technology Services
   Micro Photonix Integration Corp., pfd., C (Cost $5,962) .....................     944              --
                                                                                              ----------
   Total Long Term Investments (Cost $7,067,545) ...............................               5,930,373
/c/Short Term Investments 11.4%
   Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $703,695) 703,695         703,695
                                                                                              ----------
   Total Investments (Cost $7,771,240) 107.8% ..................................               6,634,068
   Other Assets, less Liabilities (7.8%) .......................................                (477,631)
                                                                                              ----------
   Net Assets 100.0% ...........................................................              $6,156,437
                                                                                              ==========

/a/Non-income producing
/b/See Note 8 regarding restricted securities.
/c/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Frankin Advisers Inc.

                                See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2002 (unaudited)

Franklin Global Communications Securities Fund                              COUNTRY             SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Common Stocks 91.4%
/a/Advertising/Marketing Services 1.5%
   Dun & Bradstreet Corp.................................................   United States          76,400          $ 2,525,020
                                                                                                                   -----------
   Aerospace & Defense 4.1%
/a/DRS Technologies Inc..................................................   United States          76,800            3,283,200
   General Dynamics Corp.................................................   United States          11,500            1,223,025
/a/L-3 Communications Holdings Inc., A...................................   United States          40,700            2,197,800
                                                                                                                   -----------
                                                                                                                     6,704,025
                                                                                                                   -----------
   Broadcasting 4.2%
/a/Clear Channel Communications Inc......................................   United States          78,600            2,516,772
   Television Francaise 1................................................     France               71,400            1,911,644
/a/Univision Communications Inc., A......................................   United States          79,800            2,505,720
                                                                                                                   -----------
                                                                                                                     6,934,136
                                                                                                                   -----------
   Commercial Printing/Forms 1.9%
   R.R. Donnelley & Sons Co..............................................   United States         111,900            3,082,845
                                                                                                                   -----------
/a/Computer Peripherals 1.6%
   Lexmark International Inc.............................................   United States          49,500            2,692,800
                                                                                                                   -----------
   Computer Processing Hardware 3.3%
   Hewlett-Packard Co....................................................   United States         184,100            2,813,048
   International Business Machines Corp..................................   United States          37,150            2,674,800
                                                                                                                   -----------
                                                                                                                     5,487,848
                                                                                                                   -----------
   Data Processing Services 6.1%
   Automatic Data Processing Inc.........................................   United States          60,000            2,613,000
/a/Concord EFS Inc.......................................................   United States          74,000            2,230,360
/a/Convergys Corp........................................................   United States         143,200            2,789,536
   First Data Corp.......................................................   United States          66,400            2,470,080
                                                                                                                   -----------
                                                                                                                    10,102,976
                                                                                                                   -----------
/a/Electronic Equipment/Instruments 2.1%
   Tektronix Inc.........................................................   United States         181,400            3,393,994
                                                                                                                   -----------
   Electronics/Appliance Stores .8%
   Radioshack Corp.......................................................   United States          41,900            1,259,514
                                                                                                                   -----------
   Financial Publishing/Services 3.5%
   The McGraw-Hill Cos. Inc..............................................   United States          59,100            3,528,270
   Reuters Group PLC, ADR................................................  United Kingdom          70,800            2,280,397
                                                                                                                   -----------
                                                                                                                     5,808,667
                                                                                                                   -----------
/a/Internet Software/Services 1.3%
   Check Point Software Technologies Ltd.................................       Israel            163,200            2,212,992
                                                                                                                   -----------
   Major Telecommunications 30.7%
/a/Alaska Communications Systems Holdings Inc............................   United States         180,800              858,619
   Alltel Corp...........................................................   United States         131,000            6,157,000
   BellSouth Corp........................................................   United States         293,500            9,245,250
   Hellenic Telecommunications Organization SA (OTE).....................       Greece            178,100            2,814,253
   Portugal Telecom SGPS SA, ADR ........................................      Portugal           415,104            2,951,389
   SBC Communications Inc................................................   United States         296,200            9,034,100
   Sprint Corp. (FON Group)..............................................   United State          172,300            1,828,103
   Telecom Corp. of New Zealand Ltd......................................   New Zealand         1,089,947            2,609,884
   Telefonica SA, ADR....................................................       Spain             131,414            3,265,638
   Telefonos de Mexico SA de CV (TELMEX), L, ADR.........................      Mexico             135,900            4,359,672
   Telstra Corp. Ltd.....................................................     Australia         1,404,807            3,674,822
   Verizon Communications Inc............................................   United States          99,100            3,978,865
                                                                                                                   -----------
                                                                                                                    50,777,595
                                                                                                                   -----------
/a/Media Conglomerates .7%
   AOL Time Warner Inc..................................................    United States          80,000            1,176,800



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   Franklin Global Communications Securities Fund           COUNTRY              SHARES                  VALUE
   --------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Packaged Software 3.2%
   Adobe Systems Inc. ..............................      United States            72,500             $ 2,066,250
/a/Microsoft Corp. .................................      United States            57,000               3,117,900
                                                                                                      -----------
                                                                                                        5,184,150
                                                                                                      -----------
   Publishing: Newspapers 7.7%
   Gannett Co. Inc. ................................      United States            55,000               4,174,500
   Knight-Ridder Inc. ..............................      United States            57,600               3,625,920
   The New York Times Co., A .......................      United States            97,200               5,005,800
                                                                                                      -----------
                                                                                                       12,806,220
                                                                                                      -----------
   Semiconductors 5.0%
/a/Altera Corp. ....................................      United States           167,000               2,271,200
/a/Cirrus Logic Inc. ...............................      United States           290,200               2,173,598
   Linear Technology Corp. .........................      United States            76,700               2,410,681
/a/Micrel Inc. .....................................      United States            93,600               1,345,968
                                                                                                      -----------
                                                                                                        8,201,447
                                                                                                      -----------
   Specialty Telecommunications 4.4%

   CenturyTel Inc. .................................      United States           248,100               7,318,950
                                                                                                      -----------
   Telecommunications Equipment 4.6%

   Motorola Inc. ...................................      United States           177,700               2,562,434
   Nokia Corp., ADR ................................         Finland              178,700               2,587,576
/a/Polycom Inc. ....................................      United States           210,200               2,520,298
                                                                                                      -----------
                                                                                                        7,670,308
                                                                                                      -----------
   Wireless Communications 4.7%

/a/AT&T Wireless Services Inc. .....................      United States           424,143               2,481,237
/a/Europolitan Holdings AB .........................          Sweden              587,800               2,353,643
   Vodafone Group PLC, ADR .........................      United Kingdom          217,300               2,966,145
                                                                                                      -----------
                                                                                                        7,801,025
                                                                                                      -----------
   Total Long Term Investments (Cost $181,990,561) .                                                  151,141,312
                                                                                                      -----------

                                                                                                    PRINCIPAL
                                                                                                     AMOUNT
                                                                                                   -----------
/b/Repurchase Agreement 9.4%
   Joint Repurchase Agreement, 1.903%, 7/01/02, (Maturity Value $15,524,760)
     (Cost $15,522,298)                                                          United States     $15,522,298     15,522,298
     ABN AMRO Inc. (Maturity Value $1,515,061)
     BNP Paribas Securities Corp. (Maturity Value $1,515,061)
     Barclays Capital Inc. (Maturity Value $1,515,061)
     Bear, Stearns & Co. Inc. (Maturity Value $1,346,721)
     Deutsche Banc Alex Brown Inc. (Maturity Value $1,346,721)
     Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $1,515,061)
     Goldman, Sachs & Co. (Maturity Value $1,515,061)
     Greenwich Capital Markets Inc. (Maturity Value $1,515,061)
     Lehman Brothers Inc. (Maturity Value $710,830)
     Morgan Stanley & Co. Inc. (Maturity Value $1,515,061)
     UBS Warburg LLC (Maturity Value $1,515,061)
        Collateralized by U.S. Treasury Bills, Notes, and Bonds, and
        U.S. Government Agency Securities
                                                                                                                -------------
   Total Investments (Cost $197,512,859) 100.8% ....                                                              166,663,610
   Other Assets, less Liabilities (.8)% ............                                                               (1,324,303)
                                                                                                                -------------
   Net Assets 100.0% ...............................                                                            $ 165,339,307
                                                                                                                =============

/a/  Non-income producing
/b/  See Note 1(c) regarding joint repurchase agreement.



                     See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2002 (unaudited)


Franklin Growth and Income Securities Fund               SHARES         VALUE
--------------------------------------------------------------------------------
Common Stocks 79.9%
Commercial Services 2.5%
Interpublic Group of Cos. Inc. ......................    193,000     $ 4,778,681
The McGraw-Hill Cos. Inc. ...........................     74,000       4,417,800
R.R. Donnelley & Sons Co. ...........................    225,000       6,198,750
                                                                     -----------
                                                                      15,395,231
                                                                     -----------

Communications 5.9%
AT&T Corp. ..........................................    313,500       3,354,450
BellSouth Corp. .....................................    170,000       5,355,000
SBC Communications Inc. .............................    446,472      13,617,396
Verizon Communications Inc. .........................    347,922      13,969,068
                                                                     -----------
                                                                      36,295,914
                                                                     -----------

Consumer Durables 3.3%
Mattel Inc. .........................................    165,000       3,478,200
Newell Rubbermaid Inc. ..............................    183,000       6,415,980
Stanley Works .......................................    110,000       4,511,100
Whirlpool Corp. .....................................     88,000       5,751,680
                                                                     -----------
                                                                      20,156,960
                                                                     -----------

Consumer Non-Durables 6.9%
Coca-Cola Co. .......................................    144,000       8,064,000
General Mills Inc. ..................................    135,000       5,950,800
Kimberly-Clark Corp. ................................    102,100       6,330,200
Philip Morris Cos. Inc. .............................    148,800       6,499,584
Procter & Gamble Co. ................................     72,000       6,429,600
R.J. Reynolds Tobacco Holdings Inc. .................     78,300       4,208,625
Sara Lee Corp. ......................................    240,000       4,953,600
                                                                     -----------
                                                                      42,436,409
                                                                     -----------

Consumer Services 1.5%
Gannett Co. Inc. ....................................     60,000       4,554,000
The Walt Disney Co. .................................    253,900       4,798,710
                                                                     -----------
                                                                       9,352,710
                                                                     -----------

Electronic Technology 6.2%
Boeing Co. ..........................................    182,000       8,190,000
Diebold Inc. ........................................    132,500       4,934,300
Hewlett-Packard Co. .................................    450,000       6,876,000
Motorola Inc. .......................................    442,900       6,386,618
Nokia Corp., ADR (Finland) ..........................    390,000       5,647,200
Rockwell Automation Inc. ............................    312,500       6,243,750
                                                                     -----------
                                                                      38,277,868
                                                                     -----------

Energy Minerals 7.9%
BP PLC, ADR (United Kingdom) ........................    150,000       7,573,500
ChevronTexaco Corp. .................................    180,458      15,970,533
Conoco Inc. .........................................    274,268       7,624,650
Exxon Mobil Corp. ...................................    184,944       7,567,908
Shell Transport & Trading Co. PLC, ADR
  (United Kingdom) ..................................    213,200       9,596,132
                                                                     -----------
                                                                      48,332,723
                                                                     -----------

Finance 21.9%
ABN Amro Holding NV, ADR (Netherlands) ..............    337,000       6,089,590
Aegon NV, ADR (Netherlands) .........................    400,000       8,140,000
Bank of America Corp. ...............................    134,000       9,428,240
Bank of New York Co. Inc. ...........................    145,000       4,893,750
Citigroup Inc. ......................................    219,000       8,486,250
Comerica Inc. .......................................    100,000       6,140,000
Fleet Boston Financial Corp. ........................    175,000       5,661,250
Freddie Mac .........................................    135,000       8,262,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


Franklin Growth and Income Securities Fund                SHARES        VALUE
--------------------------------------------------------------------------------
Common Stocks (cont.)
Finance (cont.)
GATX Corp. ..........................................    263,600    $  7,934,360
JP Morgan Chase & Co. ...............................    278,270       9,438,918
KeyCorp. ............................................    297,000       8,108,100
Lincoln National Corp. ..............................     83,400       3,502,800
Mercantile Bankshares Corp. .........................     90,000       3,692,700
Morgan Stanley ......................................    119,000       5,126,520
St. Paul Cos. Inc. ..................................     98,400       3,829,728
U.S. Bancorp ........................................    555,000      12,959,250
Washington Mutual Inc. ..............................    390,500      14,491,455
Wells Fargo & Co. ...................................    158,000       7,909,480
                                                                    ------------
                                                                     134,094,391
                                                                    ------------

Health Technology 6.5%
Abbott Laboratories .................................    128,000       4,819,200
Bristol-Myers Squibb Co. ............................    373,700       9,604,090
ICN Pharmaceuticals Inc. ............................    265,000       6,415,650
Pall Corp. ..........................................    240,000       4,980,000
Pfizer Inc. .........................................    215,000       7,525,000
Wyeth ...............................................    123,000       6,297,600
                                                                    ------------
                                                                      39,641,540
                                                                    ------------

Process Industries 4.0%
Dow Chemical Co. ....................................    291,800      10,032,084
E.I. du Pont de Nemours and Co. .....................    104,000       4,617,600
Imperial Chemical Industries PLC (United Kingdom)....  1,043,900       5,075,818
RPM Inc. ............................................    319,800       4,876,950
                                                                    ------------
                                                                      24,602,452
                                                                    ------------

Producer Manufacturing 6.3%
Emerson Electric Co. ................................    151,000       8,080,010
General Electric Co. ................................    359,100      10,431,855
Honeywell International Inc. ........................    275,000       9,688,250
Pitney Bowes Inc. ...................................    135,400       5,378,088
United Technologies Corp. ...........................     72,000       4,888,800
                                                                    ------------
                                                                      38,467,003
                                                                    ------------

Real Estate 1.4%
Glenborough Realty Trust Inc. .......................    193,100       4,576,470
Vornado Realty Trust ................................     85,000       3,927,000
                                                                    ------------
                                                                       8,503,470
                                                                    ------------

Retail Trade 2.6%
Koninklijke Ahold NV, ADR (Netherlands) .............    170,600       3,582,600
May Department Stores Co. ...........................    276,900       9,118,317
Sears, Roebuck & Co. ................................     56,500       3,067,950
                                                                    ------------
                                                                      15,768,867
                                                                    ------------

Technology Services 1.1%
Automatic Data Processing Inc. ......................    154,500       6,728,475
                                                                    ------------
Utilities 1.9%
CMS Energy Corp. ....................................    380,000       4,172,400
Duke Energy Corp. ...................................     90,000       2,799,000
Vectren Corp. .......................................    185,000       4,643,500
                                                                    ------------
                                                                      11,614,900
                                                                    ------------
Total Common Stocks (Cost $453,092,653) .............                489,668,913
                                                                    ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, June 30, 2002 (unaudited) (cont.)

Franklin Growth and Income Securities Fund                                 SHARES             VALUE
------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks 12.5%

Consumer Durables .8%
Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd ..................         87,500        $  4,921,875
                                                                                          ------------
Consumer Services .8%
MediaOne Group Inc. into Vodafone, 7.00%, cvt. pfd ................        308,800           4,670,600
                                                                                          ------------
Electronic Technology 2.2%
Raytheon Co., 8.25%, cvt. pfd .....................................        143,300           9,493,625
Solectron Corp., 7.25%, cvt. pfd ..................................        224,000           4,000,640
                                                                                          ------------
                                                                                            13,494,265
                                                                                          ------------

Finance 2.3%
Host Marriott Corp., 6.75%, cvt. pfd ..............................         91,000           3,895,983
MetLife Capital Trust I, 8.00%, cvt. pfd ..........................         50,200           4,499,175
Prudential Financial Inc., 6.75%, cvt. pfd ........................         96,000           5,529,600
                                                                                          ------------
                                                                                            13,924,758
                                                                                          ------------
Health Services .9%
Caremark RX Capital Trust I, 7.00%, cvt. pfd ......................         50,800           5,797,550
                                                                                          ------------
Retail Trade 1.0%
Toys R Us Inc., cvt. pfd ..........................................        120,200           6,166,260
                                                                                          ------------
Technology Services 1.4%
Electronic Data Systems Corp., 7.625%, cvt. pfd ...................        232,400           8,645,280
                                                                                          ------------
Utilities 3.1%
FPL Group Inc. 8.50%, cvt., pfd ...................................        116,600           6,460,806
PPL Capital Fund Trust I, 7.75%, cvt. pfd., E .....................        330,000           6,237,000
Sierra Pacific Resources Co., 9.00%, cvt. pfd., PIES ..............        165,700           6,628,000
                                                                                          ------------
                                                                                            19,325,806
                                                                                          ------------
Total Convertible Preferred Stocks (Cost $75,098,875) .............                         76,946,394
                                                                                          ------------

                                                                        PRINCIPAL
                                                                          AMOUNT
                                                                        ----------
Convertible Bonds 4.5%
Communications 1.0%
Liberty Media Corp., into Viacom, cvt., Series B, 3.25%, 3/15/31 ..     $6,250,000           6,067,813
                                                                                          ------------
Distribution Services 1.0%
Amerisource Health Corp., cvt.,  5.00%, 12/01/07 ..................      3,650,000           5,867,375
                                                                                          ------------
Electronic Technology 1.4%
Advanced Micro Devices Inc., cvt., 144A, 4.75%, 2/01/22 ...........      6,100,000           4,796,125
Lattice Semiconductor Co., cvt., 4.75%, 11/01/06 ..................      4,550,000           3,878,875
                                                                                          ------------
                                                                                             8,675,000
                                                                                          ------------
Retail Trade 1.1%
Penney JC Co. Inc., cvt., 144A, 5.00%, 10/15/08 ...................      6,900,000           6,908,625
                                                                                          ------------
Total Convertible Bonds (Cost $28,363,257) ........................                         27,518,813
                                                                                          ------------
Total Long Term Investments (Cost $556,554,785) ...................                        594,134,120
                                                                                          ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                                          PRINCIPAL
Franklin Growth and Income Securities Fund                                                                  AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
/a/Repurchase Agreement 2.3%
   Joint Repurchase Agreement, 1.903%, 7/01/02, (Maturity Value $14,076,547) (Cost $14,074,315) ......   $14,074,315    $ 14,074,315
     ABN AMRO Inc. (Maturity Value $1,373,730)
     BNP Paribas Securities Corp. (Maturity Value $1,373,730)
     Barclays Capital Inc. (Maturity Value $1,373,730)
     Bear, Stearns & Co. Inc. (Maturity Value $1,221,141)
     Deutsche Banc Alex Brown Inc. (Maturity Value $1,221,141)
     Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $1,373,730)
     Goldman, Sachs & Co. (Maturity Value $1,373,730)
     Greenwich Capital Markets Inc. (Maturity Value $1,373,730)
     Lehman Brothers Inc. (Maturity Value $644,566)
     Morgan Stanley & Co. Inc. (Maturity Value $ 1,373,730)
     UBS Warburg LLC (Maturity Value $ 1,373,589)
       Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                                        ------------
   Total Investments (Cost $570,629,100) 99.2% .......................................................                   608,208,435
   Other Assets, less Liabilities .8% ................................................................                     4,999,513
                                                                                                                        ------------
   Net Assets 100.0% .................................................................................                  $613,207,948
                                                                                                                        ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2002 (unaudited)

                                                                                                           SHARES/
     Franklin High Income Fund                                                            COUNTRY         WARRANTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
     Common Stocks and Warrants 2.1%

  /a/Communications .6%
     Arch Wireless Inc.............................................................    United States             78    $         78
     Call-Net Enterprises Inc., B..................................................       Canada             47,553          16,406
     ICO Global Communications Holdings Ltd........................................    United States        300,767         556,419
     ICO Global Communications Holdings Ltd., wts., 5/16/06........................    United States         75,546           3,019
  /b/International Wireless Communications Holdings Inc............................    United States        377,088          67,876
     Leap Wireless International Inc., wts., 144A, 4/15/10.........................    United States          3,600           2,250
     Loral Space & Communications Ltd., wts., 1/15/07..............................    United States          1,500           1,575
  /b/McCaw International Ltd., wts., 4/15/07.......................................    United States          7,000              --
  /b/Poland Telecom Finance, wts., 144A, 12/01/07..................................       Poland              8,000              --
                                                                                                                       -------------
                                                                                                                            647,623
                                                                                                                       -------------
  /a/Consumer Services
     Jack in the Box Inc...........................................................    United States            210           6,678
                                                                                                                       -------------
  /a/Industrial Services .3%
     Transocean Sedco Forex Inc., wts., 144A, 5/01/09..............................    United States          1,500         354,563
                                                                                                                       -------------
  /a/Producer Manufacturing
     Goss Holdings Inc., B.........................................................    United States         44,604             446
                                                                                                                       -------------
  /a/Technology Services 1.2%
     Anacomp Inc., A ..............................................................    United States         52,000       1,417,000
                                                                                                                       -------------
  /a/Utilities
     Empire Gas Corp., wts., 7/15/04...............................................    United States          6,900              --
                                                                                                                       -------------
     Total Common Stocks and Warrants (Cost $11,313,408)...........................                                       2,426,310
                                                                                                                       -------------

     Preferred Stocks 1.3%
/a,c/Asia Pulp & Paper Co. Ltd., 12.00%, pfd.......................................    Indonesia          4,500,000         168,750
     Fresenius Medical Care Capital Trust, 7.875%, pfd.............................    United States      1,500,000       1,353,750
                                                                                                                       -------------
     Total Preferred Stocks (Cost $5,996,484)......................................                                       1,522,500
                                                                                                                       -------------

                                                                                                          PRINCIPAL
                                                                                                          AMOUNT/f/
                                                                                                         -----------
     Bonds 95.1%
     Commercial Services 2.0%
     Corrections Corp. of America, senior note, 144A, 9.875%, 5/01/09..............    United States     $1,400,000       1,449,000
     Key3Media Group Inc., senior sub. note, 11.25%, 6/15/11.......................    United States      2,000,000         910,000
                                                                                                                       -------------
                                                                                                                          2,359,000
                                                                                                                       -------------
     Communications 11.5%
     American Cellular Corp., senior sub. note, 9.50%, 10/15/09....................    United States      1,500,000         277,500
     Crown Castle International Corp., senior note, 9.375%, 8/01/11................    United States      2,000,000       1,270,000
     Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08...............    United States      4,500,000       2,722,500
  /c/Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09...................       Bermuda         5,000,000          75,000
  /c/IntelCom Group Inc., senior disc. note, 12.50%, 5/01/06.......................    United States      3,250,000          65,000
     Leap Wireless International Inc., senior disc. note, zero cpn. to 4/15/05,
       14.50% thereafter, 4/15/10..................................................    United States      3,600,000         234,000
  /c/Metrocall Inc., senior sub. note, 11.00%, 9/15/08.............................    United States      5,000,000          50,000
     Millicom International Cellular SA, senior note, 13.50%, 6/01/06..............     Luxembourg        2,000,000         780,000
     Nextel Communications Inc., senior disc. note, zero cpn. to 10/31/02,
       9.75% thereafter, 10/31/07..................................................    United States      3,000,000       1,507,500
  /c/Nextel International Inc., senior note, 12.75%, 8/01/10.......................    United States      5,800,000         101,500
     Nextel Partners Inc., senior note, 11.00%, 3/15/10............................    United States      1,500,000         603,750
  /c/Nextlink Communications Inc., senior note, 9.625%, 10/01/07...................    United States      1,400,000          21,000
  /c/Nextlink Communications Inc., senior note, 9.00%, 3/15/08.....................    United States      3,600,000          54,000
  /c/Northeast Optic Network Inc., senior note, 12.75%, 8/15/08....................    United States      3,500,000         446,250
     Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04,
       11.25% thereafter, 4/15/09..................................................    United States      2,500,000         662,500
     VoiceStream Wireless Corp., senior disc. note, zero cpn. to 11/15/04,
       11.875% thereafter, 11/15/09................................................    United States      1,319,000         929,895
     VoiceStream Wireless Corp., senior note, 11.50%, 9/15/09......................    United States      4,000,000       3,650,000
                                                                                                                       -------------
                                                                                                                         13,450,395
                                                                                                                       -------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                                          PRINCIPAL
     Franklin High Income Fund                                                            COUNTRY         AMOUNT/f/        VALUE
------------------------------------------------------------------------------------------------------------------------------------
     Bonds (cont.)

     Consumer Durables 3.5%
     D.R. Horton Inc., senior note, 144A, 8.50%, 4/15/12...........................    United States     $1,500,000     $ 1,513,125
  /c/Pillowtex Corp., senior sub. note, B, 9.00%, 12/15/07.........................    United States      2,900,000          36,250
     Sealy Mattress Co., senior disc. note, B, zero cpn. to 12/15/02,
       10.875% thereafter, 12/15/07................................................    United States        400,000         396,000
     True Temper Sports Inc., senior sub. note, B, 10.875%, 12/01/08...............    United States      2,000,000       2,110,000
                                                                                                                        ------------
                                                                                                                          4,055,375
                                                                                                                        ------------
     Consumer Non-Durables 3.8%
     Russell Corp., senior note,144A, 9.25%, 5/01/10...............................    United States        900,000         931,500
  /c/Styling Technology Corp., senior sub. note, 10.875%, 7/01/08..................    United States      3,000,000         313,200
     United Industries Corp., senior sub. note, 9.875%, 4/01/09....................    United States      2,000,000       2,030,000
     William Carter, senior sub. note, 10.875%, 8/15/11............................    United States      1,100,000       1,210,000
                                                                                                                        ------------
                                                                                                                          4,484,700
                                                                                                                        ------------
     Consumer Services 30.6%
  /c/Adelphia Communications Corp., senior note, 10.25%, 6/15/11...................    United States      2,500,000       1,037,500
     Argosy Gaming Co., senior sub. note, 9.00%, 9/01/11...........................    United States        800,000         825,000
     Armkel Finance Inc., senior sub. note, 9.50%, 8/15/09.........................    United States      1,000,000       1,045,000
     Aztar Corp., senior sub. note, 8.875%, 5/15/07................................    United States      2,000,000       2,022,500
     Buffets Inc., senior sub note, 144A, 11.25%, 7/15/10..........................    United States      1,500,000       1,507,500
     Callahan NordRhein-Westfalen, senior note, 14.00%, 7/15/10....................    United States      2,750,000          96,250
     Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04,
       9.92% thereafter, 4/01/11...................................................    United States      5,750,000       2,774,375
     Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09...................    United States      2,000,000       2,110,000
     CSC Holdings Inc., senior sub. deb., 10.50%, 5/15/16..........................    United States      1,500,000       1,132,500
     Diamond Holdings PLC, senior note, 9.125%, 2/01/08............................    United Kingdom     1,500,000       1,342,500
     EchoStar Broadband Corp., senior note, 10.375%, 10/01/07......................    United States      2,000,000       1,920,000
     Granite Broadcasting Corp., senior sub. note, 10.375%, 5/15/05................    United States      4,116,000       3,807,300
     Host Marriott LP, senior note, 9.50%, 1/15/07.................................    United States      2,500,000       2,534,375
     LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03,
       10.00% thereafter, 3/01/08..................................................    United States      2,600,000       2,405,000
     Meristar Hospitality, senior note, 144A, 10.50%, 6/15/09......................    United States      1,600,000       1,624,000
     Park Place Entertainment Corp., senior sub. note, 144A, 7.875%, 3/15/10.......    United States      2,000,000       1,995,000
     PCA LLC/PCA Finance Corp., senior note, 144A, 11.875%, 8/01/09................    United States      1,500,000       1,492,500
     Six Flags Inc., senior note, 8.875%, 2/01/10..................................    United States      2,000,000       2,000,000
     Station Casinos Inc., senior sub. note, 8.875%, 12/01/08......................    United States      1,000,000       1,020,000
     Station Casinos Inc., senior sub. note, 9.875%, 7/01/10.......................    United States      1,400,000       1,487,500
     Venetian Casino/LV Sands, first mortgage note, 144A, 11.00%, 6/15/10..........    United States      1,600,000       1,618,000
                                                                                                                        ------------
                                                                                                                         35,796,800
                                                                                                                        ------------
     Electronic Technology 2.3%
     Alliant Techsystems Inc., senior sub note, 8.50%, 5/15/11.....................    United States        600,000         630,000
     On Semiconductor Corp., senior secured note, 144A, 12.00%, 5/15/08............    United States      1,600,000       1,400,000
     Solectron Corp., senior note, 9.625%, 2/15/09.................................    United States        700,000         640,500
                                                                                                                        ------------
                                                                                                                          2,670,500
                                                                                                                        ------------
     Energy Minerals 1.8%
     P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08.................    United States      2,000,000       2,125,000
                                                                                                                        ------------
     Finance 1.4%
     Ventas Realty LP Capital Corp., senior note, 144A, 9.00%, 5/01/12.............    United States        800,000         824,000
     Western Financial Bank-FSB, 9.625%, 5/15/12...................................    United States        800,000         804,000
                                                                                                                        ------------
                                                                                                                          1,628,000
                                                                                                                        ------------
     Health Services 4.7%
     Insight Health Services Corp., B, 9.875%, 11/01/11............................    United States      1,000,000       1,010,000
     Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08...............    United States      2,750,000       1,003,750
     Pacificare Health System, senior note, 144A, 10.75%, 6/01/09..................    United States      1,600,000       1,646,000
     United Surgical Partners, senior sub. note, 10.00%, 12/15/11..................    United States      1,800,000       1,872,000
                                                                                                                        ------------
                                                                                                                          5,531,750
                                                                                                                        ------------


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                                          PRINCIPAL
     Franklin High Income Fund                                                            COUNTRY         AMOUNT/f/        VALUE
------------------------------------------------------------------------------------------------------------------------------------
     Bonds (cont.)
     Industrial Services 5.0%
     Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09..............    United States     $1,500,000    $  1,447,500
     SESI, LLC, senior note, 8.875%, 5/15/11 ......................................    United States      1,500,000       1,522,500
     Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03,
       9.875% thereafter, 2/15/08..................................................    United States      3,000,000       2,865,000
                                                                                                                       -------------
                                                                                                                          5,835,000
                                                                                                                       -------------
     Non-Energy Minerals .9%
     Compass Minerals Group, senior sub. note, 10.00%, 8/15/11.....................    United States      1,000,000       1,060,000
                                                                                                                       -------------
     Process Industries 11.7%
     Buckeye Technologies Inc., senior sub. note, 8.50%, 12/15/05..................    United States      1,100,000         995,500
     Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07 .........................    United States      1,697,000       1,484,875
     Four M Corp., senior note, B, 12.00%, 6/01/06.................................    United States      2,600,000       2,678,000
     Graphic Packaging Corp., senior note, 144A, 8.625%, 2/15/12...................    United States      1,100,000       1,141,250
     Huntsman International LLC, senior note,144A, 9.875%, 3/01/09.................    United States      1,300,000       1,309,750
     MacDermid Inc., senior sub. note, 9.125%, 7/15/11.............................    United States        700,000         738,500
     Pliant Corp., senior sub. note, 13.00%, 6/01/10...............................    United States      1,500,000       1,582,500
  /c/Polysindo International Finance Co. BV, secured note, 9.375%, 7/30/07.........      Indonesia        4,250,000         446,250
     Radnor Holdings Inc., senior note, 10.00%, 12/01/03...........................    United States      2,000,000       1,840,000
     Stone Container Corp., senior note, 144A, 8.375%, 7/01/12.....................    United States        800,000         810,000
     Terra Industries Inc., senior note, B, 10.50%, 6/15/05........................    United States        200,000         177,000
  /c/Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04...................      Indonesia        2,000,000         485,000
                                                                                                                       -------------
                                                                                                                         13,688,625
                                                                                                                       -------------
     Producer Manufacturing 4.1%
     Arvinmeritor, senior note, 8.75%, 3/01/12.....................................    United States      1,000,000       1,073,622
  /c/Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05.................    United States      1,912,374           7,650
     H&E Equipment/Finance, senior note, 144A, 11.125%, 6/15/12....................    United States      2,000,000       1,910,000
     Joy Global Inc., senior note, 144A, 8.75%, 3/15/12............................    United States        500,000         513,750
     Motors & Gears, senior note, 10.75%, 11/15/06.................................    United States        700,000         672,000
     NMHG Holding Co., senior note, 144A, 10.00%, 5/15/09..........................    United States        600,000         612,000
                                                                                                                       -------------
                                                                                                                          4,789,022
                                                                                                                       -------------
     Retail Trade 4.2%
     Hollywood Entertainment Corp., senior sub. note, B, 10.625%, 8/15/04..........    United States      4,000,000       4,095,000
     Rite Aid Corp., 144A, 6.125%, 12/15/08........................................    United States      1,200,000         810,000
                                                                                                                       -------------
                                                                                                                          4,905,000
                                                                                                                       -------------
     Transportation 3.6%
     American Airlines, 9.71%, 1/02/07.............................................    United States      1,767,796       1,735,656
  /d/CP Ships Ltd., senior sub. note, 144A, 10.375%, 7/15/12.......................    United States      1,500,000       1,470,000
     GS Superhighway Holdings Ltd., senior note, 10.25%, 8/15/07...................        China            800,000         838,000
  /c/Holt Group Inc., senior note, 9.75%, 1/15/06..................................    United States      5,250,000         183,750
                                                                                                                       -------------
                                                                                                                          4,227,406
                                                                                                                       -------------
     Utilities 4.0%
     AES Corp., senior note, 8.75%, 6/15/08........................................    United States      1,600,000       1,032,000
  /c/All Star Gas Corp., senior note, 11.00%, 6/30/03..............................    United States      2,085,834         792,616
  /d/Aquila Inc., 144A, 11.875%, 7/01/12...........................................    United States      1,500,000       1,488,825
     Calpine Canada Energy Finance LLC, senior note, 8.50%, 5/01/08................       Canada          2,000,000       1,380,000
                                                                                                                       -------------
                                                                                                                          4,693,441
                                                                                                                       -------------
     Total Bonds (Cost $176,692,318)...............................................                                     111,300,014
                                                                                                                       -------------
     Convertible Bonds 1.6%
     Producer Manufacturing
     Tower Automotive Inc., cvt., sub. note, 5.00%, 8/01/04 (Cost $1,744,979)......    United States      2,000,000       1,915,000
                                                                                                                       -------------
     Total Long Term Investments (Cost $195,747,189)...............................                                     117,163,824
                                                                                                                       -------------

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Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                                          PRINCIPAL
     Franklin High Income Fund                                                            COUNTRY         AMOUNT/f/        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  /e/Repurchase Agreement .7%
     Joint Repurchase Agreement, 1.903%, 7/01/02, (Maturity Value $830,732)
      (Cost $830,600)..............................................................    United States     $  830,600    $    830,600
       ABN AMRO Inc. (Maturity Value $81,071)
       BNP Paribas Securities Corp. (Maturity Value $81,071)
       Barclays Capital Inc. (Maturity Value $81,071)
       Bear, Stearns & Co. Inc. (Maturity Value $72,066)
       Deutsche Banc Alex Brown Inc. (Maturity Value $72,066)
       Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $81,071)
       Goldman, Sachs & Co. (Maturity Value $81,071)
       Greenwich Capital Markets Inc. (Maturity Value $81,071)
       Lehman Brothers Inc. (Maturity Value $38,039)
       Morgan Stanley & Co. Inc. (Maturity Value $81,071)
       UBS Warburg LLC (Maturity Value $81,064)
       Collateralized by U.S. Treasury Bills, Notes, and Bonds, and
         U.S. Government Agency Securities
                                                                                                                       -------------
     Total Investments (Cost $196,577,789) 100.8%..................................                                     117,994,424
     Other Assets, less Liabilities (.8)%..........................................                                        (898,774)
                                                                                                                       -------------
     Net Assets 100.0%.............................................................                                    $117,095,650
                                                                                                                       =============


/a/  Non-income producing
/b/  See Note 8 regarding restricted securities.
/c/  See Note 7 regarding defaulted securities.
/d/ Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
/e/  See Note 1(c) regarding joint repurchase agreement.
/f/  The principal amount is stated in U.S. dollars unless otherwise indicated.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2002 (unaudited)

                                                                        SHARES/
   Franklin Income Securities Fund                     COUNTRY          WARRANTS         VALUE
--------------------------------------------------------------------------------------------------
   Common Stocks and Warrants 30.0%
   Communications 1.3%
/a/McLeodUSA Inc., wts., 4/16/07 .................. United States          32,281    $       4,035
   SBC Communications Inc ......................... United States         150,000        4,575,000
/a/Telecom Argentina - France Telecom SA, B, ADR ..   Argentina           100,000           65,000
   Verizon Communications Inc ..................... United States          41,400        1,662,210
                                                                                     -------------
                                                                                         6,306,245
                                                                                     -------------
   Consumer Durables .2%
   Ford Motor Co .................................. United States          53,600          857,600
                                                                                     -------------
   Consumer Non-Durables 4.4%
/a/Hartmarx Corp .................................. United States         316,200          790,500
   Philip Morris Cos. Inc ......................... United States         385,600       16,843,008
   R.J. Reynolds Tobacco Holdings Inc ............. United States          61,600        3,311,000
   UST Inc ........................................ United States          30,000        1,020,000
                                                                                     -------------
                                                                                        21,964,508
                                                                                     -------------
/a/Electronic Technology .4%
   Anacomp Inc., A ................................ United States          74,300        2,024,675
                                                                                     -------------
   Energy Minerals 2.1%
   Canadian Oil Sands Trust .......................     Canada            304,400        8,394,067
   Petroleo Brasileiro SA, ADR ....................     Brazil            100,000        1,886,000
                                                                                     -------------
                                                                                        10,280,067
                                                                                     -------------
   Finance .2%
   JP Morgan Chase & Co ........................... United States          25,000          848,000
                                                                                     -------------
   Health Technology .6%
   Bristol-Myers Squibb Co ........................ United States         125,000        3,212,500
                                                                                     -------------
   Non-Energy Minerals .9%
   AngloGold Ltd., ADR ............................  South Africa         171,300        4,467,504
                                                                                     -------------
   Process Industries .2%
   Lyondell Chemical Co ........................... United States          63,600          960,360
/a/SHC Inc ........................................ United States          83,438              834
                                                                                     -------------
                                                                                           961,194
                                                                                     -------------
   Real Estate 2.4%
   Apartment Investment & Management Co., A ....... United States          68,452        3,367,838
   Felcor Lodging Trust Inc ....................... United States         197,700        3,627,795
   First Industrial Realty Trust Inc .............. United States          50,000        1,642,500
   Liberty Property Trust ......................... United States          50,000        1,750,000
   ProLogis Trust ................................. United States          63,200        1,643,200
                                                                                     -------------
                                                                                        12,031,333
                                                                                     -------------
   Utilities 17.3%
   American Electric Power Co. Inc ................ United States         125,000        5,002,500
   Cinergy Corp ................................... United States         155,000        5,578,450
   CMS Energy Corp ................................ United States         256,000        2,810,880
   Dominion Resources Inc ......................... United States          65,000        4,303,000
   DTE Energy Co .................................. United States          45,000        2,008,800
   Energy East Corp ............................... United States         189,000        4,271,400
   Entergy Corp ................................... United States         190,000        8,063,600
   Exelon Corp .................................... United States          65,000        3,399,500
   FirstEnergy Corp ............................... United States         197,300        6,585,887
   FPL Group Inc .................................. United States          50,000        2,999,500
   Hawaiian Electric Industries Inc ............... United States          60,000        2,553,000
   KeySpan Corp ................................... United States          55,000        2,070,750
   Potomac Electric Power Co ...................... United States         140,000        3,007,200
   Public Service Enterprise Group Inc ............ United States         160,000        6,928,000
   Reliant Energy Inc ............................. United States         175,200        2,960,880

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                            SHARES/
     Franklin Income Securities Fund                                       COUNTRY         WARRANTS        VALUE
-------------------------------------------------------------------------------------------------------------------
     Common Stocks and Warrants (cont.)
     Utilities (cont.)
     Sempra Energy......................................................   United States    170,000    $  3,762,100
     Sierra Pacific Resources...........................................   United States     11,100          86,580
     Southern Co........................................................   United States    170,000       4,658,000
     TECO Energy Inc....................................................   United States    100,000       2,475,000
     TXU Corp...........................................................   United States    160,000       8,248,000
     Xcel Energy Inc....................................................   United States    260,000       4,360,200
                                                                                                       ------------
                                                                                                         86,133,227
                                                                                                       ------------
     Total Common Stocks and Warrants (Cost $115,232,535)...............                                149,086,853
                                                                                                       ------------
     Preferred Stocks .1%
/a,b/Process Industries .1%
     Asia Pulp & Paper Co. Ltd., 12.00%, pfd. (Cost $7,620,962).........     Indonesia   10,073,000         377,738
                                                                                                       ------------
     Convertible Preferred Stocks 13.2%
  /a/Communications .7%
     Alltel Corp - Equity Units 7.75%, cvt. pfd.........................   United States     70,000       3,397,800
     McLeodUSA Inc., 2.50% cvt. pfd.....................................   United States     14,568          54,630
                                                                                                       ------------
                                                                                                          3,452,430
                                                                                                       ------------
     Consumer Durables .4%
     Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd...................   United States     36,000       2,025,000
                                                                                                       ------------
     Electronic Technology .7%
     Motorola Inc., 7.00%, cvt. pfd.....................................   United States     25,000       1,146,750
     Solectron Corp., 7.25%, cvt. pfd...................................   United States    125,000       2,232,500
                                                                                                       ------------
                                                                                                          3,379,250
                                                                                                       ------------
     Energy Minerals 3.0%
     Chesapeake Energy Corp., 6.75%, cvt. pfd., 144A....................   United States     19,600       1,114,750
     Kerr-McGee Corp. into Devon Energy, 5.50%, cvt. pfd................   United States     70,000       3,255,000
     Lomak Financing Trust, 5.75%, cvt. pfd.............................   United States    140,000       4,270,000
     Newfield Financial Trust I, 6.50%, cvt. pfd........................   United States     65,000       3,595,150
     Nuevo Financing I, 5.75%, cvt. pfd., A.............................   United States     90,000       2,913,750
                                                                                                       ------------
                                                                                                         15,148,650
                                                                                                       -------------
     Industrial Services .5%
     Weatherford International Inc., 5.00%, cvt. pfd....................   United States     50,000       2,473,250
                                                                                                       -------------
     Non-Energy Minerals .7%
     Freeport-McMoran Copper & Gold Inc., cum. variable pfd., Gold......   United States     50,000       1,482,500
  /a/Hecla Mining Co., 7.00%, cvt. pfd., B..............................   United States     70,000       2,254,000
                                                                                                       ------------
                                                                                                          3,736,500
                                                                                                       ------------
     Process Industries .2%
     Georgia-Pacific Corp., 7.50%, cvt. pfd.............................   United States     30,000         796,200
                                                                                                       ------------
     Real Estate 4.0%
     Archstone-Smith Trust, cvt. pfd....................................   United States     60,000       2,143,800
     Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A.................   United States    210,000       4,611,600
     Host Marriott Corp., 6.75%, cvt. pfd...............................   United States    100,000       4,281,300
     Innkeepers USA Trust, 8.625%, cvt. pfd., A.........................   United States    125,000       3,075,000
     Reckson Associates Realty Corp., 7.625%, cvt. pfd., A..............   United States    140,000       3,353,000
     Vornado Realty Trust, 6.50%, cvt. pfd., A..........................   United States     35,000       2,257,500
                                                                                                       ------------
                                                                                                         19,722,200
                                                                                                       ------------
     Retail Trade
     Kmart Financing I, 7.75%, cvt. pfd.................................   United States     24,000         144,000
                                                                                                       ------------
     Technology Services .3%
     Electronic Data Systems Corp., 7.625%, cvt. pfd....................   United States     35,000       1,302,000
                                                                                                       ------------
     Transportation .7%
     Union Pacific Capital Trust, 6.25%, cvt. pfd.......................   United States     65,000       3,349,775
                                                                                                       ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   Franklin Income Securities Fund                                               COUNTRY              SHARES             VALUE
   ---------------------------------------------------------------------------------------------------------------------------------
   Convertible Preferred Stocks (cont.)
   Utilities 2.0%
   CMS Energy Trust I, 7.75%, cvt. pfd......................................    United States          41,000     $   1,045,910
   Dominion Resources Inc., 9.50%, cvt. pfd.................................    United States          25,000         1,517,500
   FPL Group Inc. 8.50%, cvt. pfd...........................................    United States          62,300         3,452,043
   PPL Capital Fund Trust I, 7.75%, cvt. pfd., E............................    United States          69,300         1,309,770
   Sempra Energy - Equity Units, 8.5%, cvt. pfd.............................    United States          70,000         1,617,000
/a/Sierra Pacific Resources Co., 9.00%, cvt. pfd., PIES.....................    United States          29,700         1,188,000
                                                                                                                  -------------
                                                                                                                     10,130,223
                                                                                                                  -------------
   Total Convertible Preferred Stocks (Cost $72,018,782)....................                                         65,659,478
                                                                                                                  -------------

                                                                                                    PRINCIPAL
                                                                                                    AMOUNT/e/
                                                                                                   ----------
   Bonds 25.2%
   Commercial Services .1%
/b/AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07....    United States      $1,000,000               100
   Johnsondiversey Inc., senior sub. note, 144A, 9.625%, 5/15/12............    United States         600,000           627,000
                                                                                                                  -------------
                                                                                                                        627,100
                                                                                                                  -------------
   Communications 1.4%
   American Cellular Corp., senior sub. note, 9.50%, 10/15/09...............    United States       3,100,000           573,500
   Crown Castle International Corp., senior note, 9.375%, 8/01/11...........    United States       1,000,000           635,000
   Dobson Communications Corp., senior note, 10.875%, 7/01/10...............    United States       3,000,000         1,785,000
/b/Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09..............    United States       5,700,000            85,500
/b/Metrocall Inc., senior sub. note, 11.00%, 9/15/08........................    United States       3,000,000            30,000
   Rural Cellular Corp., senior sub. note, 9.75%, 1/15/10...................    United States         800,000           388,000
   Time Warner Telecom Inc., senior note, 10.125%, 2/01/11..................    United States       2,900,000         1,377,500
   Voicestream Wireless Corp., senior note, 10.375%, 11/15/09...............    United States         652,000           594,950
/b/Williams Communications Group Inc., senior note, 10.875%, 10/01/09.......    United States         200,000            18,000
/b/WorldCom Inc., 8.00%, 5/15/06............................................    United States       8,000,000         1,320,000
/b/XO Communications Inc., 10.75%, 6/01/09..................................    United States       4,000,000            60,000
                                                                                                                  -------------
                                                                                                                      6,867,450
                                                                                                                  -------------
   Consumer Non-Durables 1.8%
/b/Compania Alimentos Fargo SA, senior note, 13.25%, 8/01/08................      Argentina         1,900,000           228,000
   Del Monte Corp., senior sub. note, B, 9.25%, 5/15/11.....................    United States         500,000           522,500
   Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07.....................    United States       1,697,000         1,484,875
/b/Evenflo Company Inc., senior note, B, 11.75%, 8/15/06....................    United States       2,700,000           243,000
   Hartmarx Corp., senior note, 12.50%, 9/15/03.............................    United States       2,720,000         2,563,600
   Playtex Products Inc., senior sub. note, 9.375%, 6/01/11.................    United States         500,000           532,500
   Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08........    United States       5,800,000         2,871,000
   Spalding Inc., 144A, 9.50%, 5/01/08......................................    United States       1,875,000           618,750
                                                                                                                  -------------
                                                                                                                      9,064,225
                                                                                                                  -------------
   Consumer Services 7.7%
/b/Adelphia Communications Corp., senior note, 7.875%, 5/01/09..............    United States       3,400,000         1,326,000
/b/Adelphia Communications Corp., senior note, 10.875%, 10/01/10............    United States       1,900,000           760,000
/b/Cablevision SA, 13.75%, 5/01/09..........................................      Argentina         2,000,000           340,000
   CanWest Media Inc., senior sub. note, 10.625%, 5/15/11...................       Canada           2,600,000         2,600,000
   CKE Restaurants Inc., senior sub. note, 9.125%, 5/01/09..................    United States         300,000           291,000
   Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09..............    United States       2,600,000         2,743,000
/c/CP Ships Ltd., senior sub. note 144A, 10.375%, 7/15/12...................    United States       3,750,000         3,675,000
   CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23.....................    United States       3,000,000         2,235,000
   EchoStar Broadband Corp., senior note, 10.375%, 10/01/07.................    United States       3,700,000         3,552,000
   Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06..................    United States         500,000           487,500
   Lone Cypress Co., sub. note, 11.50%, 8/01/09.............................    United States       5,167,842         5,361,636
   MGM Mirage Inc., 8.375%, 2/01/11.........................................    United States       1,600,000         1,616,000
/b/NTL Communications Corp., senior note, B, 11.875%, 10/01/10..............   United Kingdom       4,100,000         1,107,000
   Six Flags Inc., senior note, 9.50%, 2/01/09..............................    United States       1,700,000         1,742,500

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                                   PRINCIPAL
   Franklin Income Securities Fund                                                 COUNTRY         AMOUNT/e/          VALUE
-------------------------------------------------------------------------------------------------------------------------------
   Bonds (cont.)

   Consumer Services (cont.)
   Spanish Broadcasting Systems, 9.625%, 11/01/09 ...........................   United States      $ 1,200,000      $ 1,242,000
   Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ..................   United States        2,700,000        2,868,750
   Tyco International Group, 6.375%, 10/15/11 ...............................    Luxembourg          3,250,000        2,492,718
   Venetian Casino/LV Sands, 144A, 11.00%, 6/15/10 ..........................   United States        2,100,000        2,123,625
   Young Broadcasting Inc., senior sub. note, 10.00%, 3/01/11 ...............   United States        2,100,000        1,869,000
                                                                                                                    -----------
                                                                                                                     38,432,729
                                                                                                                    -----------

   Electronic Technology 1.4%
   Amkor Technology Inc., senior sub. note, 10.50%, 5/01/09 .................   United States        4,900,000        3,454,500
   Fairchild Semiconductor Corp., senior sub. note, 10.50%, 2/01/09 .........   United States        3,100,000        3,317,000
                                                                                                                    -----------
                                                                                                                      6,771,500
                                                                                                                    -----------

   Energy Minerals 3.2%
   Chesapeake Energy Corp., senior note, 8.125%, 4/01/11 ....................   United States        2,900,000        2,863,750
   Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 ............       Mexico           5,500,000        6,393,750
   Denbury Management Inc., senior sub. note, 9.00%, 3/01/08 ................   United States        3,000,000        2,962,500
   Mission Resources Corp., senior sub. note, C, 10.875%, 4/01/07 ...........   United States        2,600,000        2,145,000
   P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ............   United States          700,000          743,750
   Plains Resources Inc., senior sub. note, B, 10.25%, 3/15/06 ..............   United States          600,000          622,500
                                                                                                                    -----------
                                                                                                                     15,731,250
                                                                                                                    -----------

   Finance 1.6%
   Felcor Lodging LP, 9.50%, 9/15/08 ........................................   United States        1,600,000        1,632,000
   H&E Equipment/Finance, A, 144A, 11.125%, 6/15/12 .........................   United States        2,000,000        1,910,000
   HMH Properties Inc., senior note, C, 8.45%, 12/01/08 .....................   United States        1,600,000        1,576,000
   Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 ....................   United States        1,100,000        1,215,500
   Yell Finance BV, senior note, 10.75%, 8/01/11 ............................  United Kingdom        1,400,000        1,533,000
                                                                                                                    -----------
                                                                                                                      7,866,500
                                                                                                                    -----------

   Health Services .4%
   Iasis Healthcare Corp., senior sub. note, 13.00%, 10/15/09 ...............   United States        1,700,000        1,793,500
                                                                                                                    -----------

   Industrial Services 1.1%
   Allied Waste North America Inc., senior sub. note, B, 10.00%, 8/01/09 ....   United States        4,000,000        3,950,320
   Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08 .......   United States        1,400,000        1,477,000
                                                                                                                    -----------
                                                                                                                      5,427,320
                                                                                                                    -----------

   Non-Energy Minerals .3%
   Century Aluminum Co., first mortgage, 11.75%, 4/15/08 ....................   United States          800,000          864,000
   Louisiana Pacific Corp., 10.875, senior sub. note, 10.875%, 11/15/08 .....   United States          800,000          884,000
                                                                                                                    -----------
                                                                                                                      1,748,000
                                                                                                                    -----------

   Process Industries 2.9%
   Applied Extrusion Technologies Inc., senior note, 10.75%, 7/01/11 ........   United States          700,000          633,500
   Buckeye Technologies Inc., senior sub. note, 8.50%, 12/15/05 .............   United States        1,200,000        1,086,000
   Consoltex Group Inc., A, 11.00%, 1/31/09 .................................   United States       10,048,225          552,652
   Equistar Chemical, senior note, 10.125%, 9/01/08 .........................   United States        3,700,000        3,552,000
   Four M Corp., senior note, B, 12.00%, 6/01/06 ............................   United States        2,000,000        2,060,000
   Hercules Inc., senior note, 11.125%, 11/15/07 ............................   United States        1,200,000        1,350,000
/b/RBX Corp., senior sub. note, B, 11.25%, 10/15/05 .........................   United States       10,000,000               50
   Riverwood International, senior sub. note, 10.875%, 4/01/08 ..............   United States        3,200,000        3,344,000
/b/Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 ..............     Indonesia          8,000,000        1,940,000
                                                                                                                    -----------
                                                                                                                     14,518,202
                                                                                                                    -----------

   Producer Manufacturing 1.7%
   Collins & Aikman Products, senior sub. note, 11.50%, 4/15/06 .............   United States        1,200,000        1,143,000
   NMHG Holding Co., senior note, 144A, 10.00%, 5/15/09 .....................   United States          900,000          918,000
   Nortek Inc., senior sub. note, 9.875%, 6/15/11 ...........................   United States        3,100,000        3,146,500

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                                          PRINCIPAL
   Franklin Income Securities Fund                                                          COUNTRY       AMOUNT/e/        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   Bonds (cont.)

   Producer Manufacturing (cont.)
   Outsourcing Services Group Inc., senior sub. note, 10.875%, 3/01/06 ...............   United States   $ 2,000,000   $  1,490,000
/b/Thermadyne Holdings Corp., senior sub. note, 10.75%, 11/01/03 .....................   United States     2,696,000            270
   Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07 .................      Canada         2,350,000      1,891,750
                                                                                                                       ------------
                                                                                                                          8,589,520
                                                                                                                       ------------

   Retail Trade .2%
   Rite Aid Corp., 7.70%, 2/15/27 ....................................................   United States     2,000,000      1,140,000
                                                                                                                       ------------
   Utilities 1.4%
   AES Corp., senior note, 8.75%, 6/15/08 ............................................   United States     4,300,000      2,773,500
   Calpine Canada Energy Finance ULC, senior note, 8.50%, 5/01/08 ....................      Canada         2,800,000      1,932,000
   Calpine Corp., senior note, 8.50%, 2/15/11 ........................................   United States     3,100,000      2,092,500
                                                                                                                       ------------
                                                                                                                          6,798,000
                                                                                                                       ------------
   Total Bonds (Cost $188,998,431) ...................................................                                  125,375,296
                                                                                                                       ------------
   Convertible Bonds 9.5%
/b/Consumer Durables .1%
   Exide Technologies, cvt., 2.90%, 12/15/05 .........................................   United States     5,000,000         37,500
                                                                                                                       ------------
   Consumer Services .8%
/b/Adelphia Communications Corp., cvt., 6.00%, 2/15/06 ...............................   United States     3,600,000        324,000
   Charter Communications Inc., cvt., 4.75%, 6/01/06 .................................   United States     5,000,000      2,377,650
   Echostar Communications Corp., cvt., 4.875%, 1/01/07 ..............................   United States     2,000,000      1,487,500
                                                                                                                       ------------
                                                                                                                          4,189,150
                                                                                                                       ------------

   Electronic Technology 3.1%
   Amkor Technology Inc., cvt., 5.00%, 3/15/07 .......................................   United States     2,000,000        980,000
   International Rectifier Corp., cvt., 4.25%, 7/15/07 ...............................   United States     1,000,000        836,250
   Juniper Networks Inc., cvt., 4.75%, 3/15/07 .......................................   United States     1,150,000        684,250
   Nortel Networks Corp., cvt., 4.25%, 9/01/08 .......................................   United States     5,000,000      2,293,750
   PMC-Sierra Inc., cvt., 3.75%, 8/15/06 .............................................   United States     2,000,000      1,485,000
   SCI Systems Inc., cvt., 3.00%, 3/15/07 ............................................   United States     4,250,000      3,017,500
   Trans-Lux Corp., cvt., sub. note, 7.50%, 12/01/06 .................................   United States     6,609,000      5,832,443
                                                                                                                       ------------
                                                                                                                         15,129,193
                                                                                                                       ------------

   Health Technology .2%
   ICN Pharmaceuticals Inc., cvt., 6.50%, 7/15/08 ....................................   United States     1,150,000      1,131,313
                                                                                                                       ------------

   Industrial Services .3%
   Key Energy Services Inc., cvt., 5.00%, 9/15/04 ....................................   United States     1,800,000      1,685,250
                                                                                                                       ------------

   Non-Energy Minerals 2.6%
   Ashanti Capital Ltd., cvt., 5.50%, 3/15/03 ........................................       Ghana         5,000,000      5,043,750
   Coeur d'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04 ........................   United States     6,000,000      4,800,000
   Trizec Hahn Corp. into Barrick Gold, cvt., senior deb., 3.00%, 1/29/21 ............      Canada         4,700,000      3,222,320
                                                                                                                       ------------
                                                                                                                         13,066,070
                                                                                                                       ------------

   Real Estate 2.4%
   Equity Office Properties Trust, senior exchangeable note, 144A, 7.25%, 11/15/08 ...   United States     3,000,000      3,247,500
   Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02 ...............................   United States     4,000,000      4,190,000
   Meristar Hospitality Corp., cvt., sub. note, 4.75%, 10/15/04 ......................   United States     5,000,000      4,575,000
                                                                                                                       ------------
                                                                                                                         12,012,500
                                                                                                                       ------------
   Total Convertible Bonds (Cost $58,662,387) ........................................                                   47,250,976
                                                                                                                       ------------

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Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                                 PRINCIPAL
   Franklin Income Securities Fund                                            COUNTRY            AMOUNT/e/            VALUE
------------------------------------------------------------------------------------------------------------------------------
      Zero Coupon/Step-Up Bonds 3.7%
      APP Finance VI Mauritius Ltd., cvt., zero cpn., 11/18/12 .......        Indonesia         $11,500,000      $    632,500
      Charter Communications Holdings LLC, senior disc. note,
         zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11 .............      United States         5,000,000         2,412,500
      Charter Communications Holdings LLC, senior disc. note,
         zero cpn. to 1/15/06, 13.50% thereafter, 1/15/11 ............      United States         3,000,000         1,140,000
      Crown Castle International Corp., senior disc. note,
         zero cpn. to 8/01/04, 11.25% thereafter, 8/01/11 ............      United States         5,800,000         2,639,000
      Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09 .      United States         8,000,000         2,040,000
      Level 3 Communications Inc., senior disc. note,
         zero cpn. to 12/01/03, 10.50% thereafter, 12/01/08 ..........      United States         2,000,000           390,000
      Microcell Telecommunications Inc., senior disc. note,
         zero cpn. to 6/01/04, 12.00% thereafter, 6/01/09 ............          Canada            3,000,000           165,000
      Nextel Communications Inc., senior disc. note,
         zero cpn. to 2/15/03, 9.95% thereafter, 2/15/08 .............      United States         5,500,000         2,653,750
   /b/Nextel International Inc., senior disc. note,
         zero cpn. to 4/15/03, 12.125% thereafter, 4/15/08 ...........      United States         5,300,000            66,250
      Quebecor Media Inc, senior disc. note, zero cpn
         to 7/15/06, 13.75% thereafter, 7/15/11 ......................          Canada            3,500,000         2,065,000
      Spectrasite Holdings Inc., senior disc. note,
         zero cpn. to 4/15/04, 11.25% thereafter, 4/15/09 ............      United States         2,000,000           530,000
      Spectrasite Holdings Inc., senior disc. note,
         zero cpn. to 3/15/05, 12.875% thereafter, 3/15/10 ...........      United States         2,800,000           686,000
      VoiceStream Wireless Corp., senior disc. note,
         zero cpn. to 11/15/04, 11.875% thereafter, 11/15/09 .........      United States         1,106,000           779,730
   /b/XO Communications Inc., senior disc. note, zero cpn
         to 6/01/04, 12.25% thereafter, 6/01/09 ......................      United States         4,000,000            80,000
      Yell Finance BV, senior disc. note, zero cpn. to 8/01/06,
         13.50% thereafter, 8/01/11 ..................................      United Kingdom        3,300,000         2,260,500
                                                                                                                 ------------
      Total Zero Coupon/Step-Up Bonds (Cost $42,589,806)                                                           18,540,230
                                                                                                                 ------------
      U.S. Government and Agency Securities 16.2%
      FHLMC, 6.00%, 12/01/31 .........................................      United States           498,220           497,966
      FHLMC, 6.00%, 1/01/32 ..........................................      United States         2,983,868         2,982,347
      FHLMC, 6.00%, 2/01/32 ..........................................      United States           996,521           996,013
      FHLMC, 6.00%, 3/01/32 ..........................................      United States         4,460,955         4,458,336
      FNMA, 6.00%, 4/01/31 ...........................................      United States           971,650           970,808
      FNMA, 6.00%, 1/01/32 ...........................................      United States           996,867           996,003
      FNMA, 6.00%, 2/01/32 ...........................................      United States         4,430,512         4,425,839
      FNMA, 6.00%, 3/01/32 ...........................................      United States         9,382,921         9,373,120
   /c/FNMA, 6.50%, 7/01/29 ...........................................      United States        25,000,000        25,492,185
      FNMA, 6.50%, 2/01/31 ...........................................      United States           296,598           303,020
      FNMA, 6.50%, 4/01/31 ...........................................      United States           661,640           675,801
      FNMA, 6.50%, 5/01/31 ...........................................      United States         3,638,264         3,716,131
      FNMA, 6.50%, 8/01/31 ...........................................      United States         4,753,547         4,855,284
      FNMA, 6.50%, 1/01/32 ...........................................      United States         7,864,350         8,032,664
      FNMA, 6.50%, 2/01/32 ...........................................      United States         2,985,719         3,049,620
      GNMA, 6.00%, 3/15/32 ...........................................      United States           997,628           998,738
      GNMA, 6.00%, 4/15/32 ...........................................      United States         8,978,566         8,988,561
                                                                                                                 ------------
      Total U.S. Government and Agency Securities (Cost $79,640,848) .                                             80,812,436
                                                                                                                 ------------
      Foreign Government and Agency Securities .8%
   /b/Republic of Argentina, L, 6.00%, 3/31/23 .......................        Argentina           4,000,000         1,740,000
      Republic of South Africa, 12.00%, 2/28/05 ......................       South Africa        23,000,000 ZAR     2,239,946
                                                                                                                 ------------
      Total Foreign Government and Agency Securities (Cost $6,414,717)...................                           3,979,946
                                                                                                                 ------------
      Total Long Term Investments (Cost $571,178,468) ...................................                         491,082,953
                                                                                                                 ------------

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Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                                         PRINCIPAL
Franklin Income Securities Fund                                                           COUNTRY        AMOUNT/e/        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
/d/Repurchase Agreement 6.3%
   Joint Repurchase Agreement, 1.903%, 7/01/02, (Maturity Value $31,176,684)
    (Cost $31,171,741) .............................................................   United States    $31,171,741    $ 31,171,741
    ABN AMRO Inc. (Maturity Value $3,042,533)
    BNP Paribas Securities Corp. (Maturity Value $3,042,533)
    Barclays Capital Inc. (Maturity Value $3,042,533)
    Bear, Stearns & Co. Inc. (Maturity Value $2,704,576)
    Deutsche Banc Alex Brown Inc. (Maturity Value $2,704,576)
    Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $3,042,533)
    Goldman, Sachs & Co. (Maturity Value $3,042,533)
    Greenwich Capital Markets Inc. (Maturity Value $3,042,533)
    Lehman Brothers Inc. (Maturity Value $1,427,580)
    Morgan Stanley & Co. Inc. (Maturity Value $3,042,533)
    UBS Warburg LLC (Maturity Value $3,042,221)
     Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government
      Agency Securities
                                                                                                                       ------------
   Total Investments (Cost $602,350,209) 105.0% ....................................                                    522,254,694
   Other Assets, less Liabilities (5.0)% ...........................................                                    (24,731,259)
                                                                                                                       ------------
   Net Assets 100.0% ...............................................................                                   $497,523,435
                                                                                                                       ============

   Currency Abbreviations:
   ZAR - South African Rand







   /a/Non-income producing
   /b/See Note 7 regarding defaulted securities.
   /c/Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
   /d/See Note 1(c) regarding joint repurchase agreement.
   /e/The principal amount is stated in U.S. dollars unless otherwise indicated.


                       See notes to financial statements.
152

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2002 (unaudited)

Franklin Large Cap Growth Securities Fund                    SHARES          VALUE
--------------------------------------------------------------------------------------
   Common Stocks 91.9%

   Commercial Services .5%
   Omnicom Group Inc. ....................................    28,400      $  1,300,720
                                                                          ------------

   Communications 6.8%
   AT&T Corp. ............................................   160,000         1,712,000
/a/AT&T Wireless Services Inc ............................    59,578           348,531
   BellSouth Corp. .......................................   127,000         4,000,500
   SBC Communications Inc ................................   183,100         5,584,550
   Sprint Corp. (FON Group) ..............................   197,000         2,090,170
   Verizon Communications Inc. ...........................    61,000         2,449,150
                                                                          ------------
                                                                            16,184,901
                                                                          ------------

   Consumer Non-Durables 3.7%
   Kimberly-Clark Corp. ..................................    15,000           930,000
   Philip Morris Cos. Inc ................................   136,700         5,971,056
   Procter & Gamble Co ...................................    23,000         2,053,900
                                                                          ------------
                                                                             8,954,956
                                                                          ------------

   Consumer Services 3.9%
/a/Clear Channel Communications Inc. .....................    51,700         1,655,434
/a/Cox Communications Inc., A ............................    27,000           743,850
   McDonald's Corp. ......................................   120,000         3,414,000
/a/Mediacom Communications Corp., A ......................    29,000           225,910
/a/Univision Communications Inc., A ......................    21,700           681,380
   The Walt Disney Co. ...................................   142,000         2,683,800
                                                                          ------------
                                                                             9,404,374
                                                                          ------------

   Distribution Services 1.9%
   AmerisourceBergen Corp. ...............................    38,200         2,903,200
   McKesson Corp. ........................................    51,000         1,667,700
                                                                          ------------
                                                                             4,570,900
                                                                          ------------

   Electronic Technology 11.3%
/a/Applied Materials Inc. ...............................    146,000         2,776,920
   Boeing Co. ............................................    80,000         3,600,000
/a/Cisco Systems Inc. ....................................    90,000         1,255,500
/a/Dell Computer Corp. ...................................   145,000         3,790,300
   Intel Corp. ...........................................   120,000         2,192,400
   International Business Machines Corp. .................    73,000         5,256,000
/a/KLA-Tencor Corp. ......................................    12,000           527,880
   Linear Technology Corp. ...............................    65,000         2,042,950
   Nokia Corp., ADR (Finland) ............................    70,000         1,013,600
/a/Novellus Systems Inc. .................................    22,000           748,000
/a/QUALCOMM Inc. .........................................    49,600         1,363,504
/a/Sun Microsystems Inc. .................................   117,000           586,170
/a/Xilinx Inc. ...........................................    84,000         1,884,120
                                                                          ------------
                                                                            27,037,344
                                                                          ------------

   Energy Minerals 4.5%
   Anadarko Petroleum Corp. ..............................    60,000         2,958,000
   Conoco Inc. ...........................................    62,000         1,723,600
   Exxon Mobil Corp. .....................................    50,000         2,046,000
   Peabody Energy Corp. ..................................    20,000           566,000
   Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) ....    63,000         3,482,010
                                                                          ------------
                                                                            10,775,610
                                                                          ------------

   Finance 15.7%
   AFLAC Inc. ............................................    25,000           800,000
   American International Group Inc. .....................    73,000         4,980,790
   Bank of New York Co. Inc. .............................   207,000         6,986,250
   Bank One Corp. ........................................    42,000         1,616,160

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Large Cap Growth Securities Fund                          SHARES         VALUE
-------------------------------------------------------------------------------------------
Common Stocks (cont.)

   Finance (cont.)
   Citigroup Inc. ..............................................   180,500     $  6,994,375
   Fannie Mae ..................................................    18,000        1,327,500
   Goldman Sachs Group Inc. ....................................    33,000        2,420,550
   Marsh & McLennan Cos. Inc. ..................................    50,000        2,415,000
   Merrill Lynch & Co. Inc. ....................................    30,000        1,215,000
   Washington Mutual Inc. ......................................    90,000        3,339,900
   Wells Fargo & Co. ...........................................   111,000        5,556,660
                                                                               ------------
                                                                                 37,652,185
                                                                               ------------

   Health Technology 19.0%
   Abbott Laboratories .........................................    46,000        1,731,900
   Allergan Inc. ...............................................    45,200        3,017,100
/a/Amgen Inc. ..................................................    71,000        2,973,480
   Baxter International Inc. ...................................    30,000        1,333,500
   Bristol-Myers Squibb Co. ....................................   168,000        4,317,600
   Eli Lilly & Co. .............................................    24,000        1,353,600
/a/Genentech Inc. ..............................................    60,200        2,016,700
/a/Guidant Corp. ...............................................    35,000        1,058,050
   ICN Pharmaceuticals Inc. ....................................    20,000          484,200
/a/King Pharmaceuticals Inc. ...................................    36,000          801,000
   Medtronic Inc. ..............................................    30,000        1,285,500
   Merck & Co. Inc. ............................................    67,000        3,392,880
   Pfizer Inc. .................................................   254,000        8,890,000
   Pharmacia Corp. .............................................   132,000        4,943,400
/a/Shire Pharmaceuticals Group PLC, ADR (United Kingdom) .......    70,000        1,806,700
/a/Watson Pharmaceuticals Inc. .................................    60,000        1,516,200
   Wyeth .......................................................    88,000        4,505,600
                                                                               ------------
                                                                                 45,427,410
                                                                               ------------

   Industrial Services 1.0%
   Schlumberger Ltd. ...........................................    50,000        2,325,000
                                                                               ------------

   Process Industries .8%
   Dow Chemical Co. ............................................    52,000        1,787,760
                                                                               ------------

   Producer Manufacturing 5.6%
   Emerson Electric Co. ........................................    24,000        1,284,240
/a/Enpro Industries Inc. .......................................    18,000           94,500
   General Electric Co. ........................................   284,000        8,250,200
/a/Mettler-Toledo International Inc. (Switzerland) .............    31,100        1,146,657
   United Technologies Corp. ...................................    40,000        2,716,000
                                                                               ------------
                                                                                 13,491,597
                                                                               ------------

   Retail Trade 6.5%
/a/Cost Plus Inc. ..............................................    40,300        1,227,498
   Home Depot Inc. .............................................   113,900        4,183,547
/a/The Kroger Co. ..............................................    60,000        1,194,000
   May Department Stores Co. ...................................    59,000        1,942,870
/a/Safeway Inc. ................................................    54,000        1,576,260
   Target Corp. ................................................    16,400          624,840
   Wal-Mart Stores Inc. ........................................    86,100        4,736,361
                                                                               ------------
                                                                                 15,485,376
                                                                               ------------

   Technology Services 7.4%
/a/Amdocs Ltd. .................................................   110,000          830,500
   Automatic Data Processing Inc. ..............................    90,000        3,919,500
/a/Computer Sciences Corp. .....................................    35,000        1,673,000
   Electronic Data Systems Corp. ...............................    38,000        1,411,700
/a/Microsoft Corp. .............................................   166,300        9,096,610
/a/Oracle Corp. ................................................    88,000          833,360
                                                                               ------------
                                                                                 17,764,670
                                                                               ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Large Cap Growth Securities Fund                                                                   SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Transportation 1.8%
   Expeditors International of Washington Inc. ......................................................        130,000   $  4,310,800
                                                                                                                       ------------
   Utilities 1.5%
   CMS Energy Corp. .................................................................................        112,000      1,229,760
   Exelon Corp. .....................................................................................         25,500      1,333,650
   FPL Group Inc. ...................................................................................         17,500      1,049,824
                                                                                                                       ------------
                                                                                                                          3,613,234
                                                                                                                       ------------
   Total Common Stocks (Cost $222,668,330) ..........................................................                   220,086,837
                                                                                                                       ------------

                                                                                                          PRINCIPAL
                                                                                                            AMOUNT
                                                                                                          ---------
   Convertible Bonds .5%
   Technology Services
   Computer Associates International Inc., cvt., 144A, 5.00%, 3/15/07 (Cost $1,150,000) .............    $ 1,150,000      1,154,313
                                                                                                                       ------------
   Total Long Term Investments (Cost $223,818,330) ..................................................                   221,241,150
                                                                                                                       ------------

/b/Repurchase Agreement 5.9%
   Joint Repurchase Agreement, 1.903%, 7/01/02, (Maturity Value $14,121,363) (Cost $14,119,124) .....     14,119,124     14,119,124
     ABN AMRO Inc. (Maturity Value $1,378,104)
     BNP Paribas Securities Corp. (Maturity Value $1,378,104)
     Barclays Capital Inc. (Maturity Value $1,378,104)
     Bear, Stearns & Co. Inc. (Maturity Value $1,225,028)
     Deutsche Banc Alex Brown Inc. (Maturity Value $ 1,225,028)
     Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $1,378,104)
     Goldman, Sachs & Co. (Maturity Value $1,378,104)
     Greenwich Capital Markets Inc. (Maturity Value $1,378,104)
     Lehman Brothers Inc. (Maturity Value $646,617)
     Morgan Stanley & Co., Inc. (Maturity Value $1,378,104)
     UBS Warburg LLC (Maturity Value $1,377,962)
       Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                                       ------------
   Total Investments (Cost $237,937,454) 98.3% ......................................................                   235,360,274
   Other Assets, less Liabilities 1.7% ..............................................................                     4,030,591
                                                                                                                       ------------
   Net Assets 100.0% ................................................................................                  $239,390,865
                                                                                                                       ============

/a/Non-income producing
/b/See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2002 (unaudited)

                                                                                    PRINCIPAL
   Franklin Money Market Fund                                                         AMOUNT      VALUE
   ----------------------------------------------------------------------------------------------------------
   Banker's Acceptance 2.0%
   Bank of America NT & SA, 1.82%, 8/20/02 (Cost $3,150,695) ..................... $ 3,159,000   $  3,150,695
                                                                                                 ------------
   Certificates of Deposit 7.8%
   Rabobank Nederland NV, New York Branch, 2.22%, 12/09/02 .......................   3,000,000      3,000,133
   Westdeutsche Landesbank, New York Branch, 2.27%, 6/30/03 ......................   5,000,000      4,999,247
   Westpac Banking Corp., New York Branch, 1.81%, 9/09/02 ........................   4,000,000      4,000,080
                                                                                                 ------------
   Total Certificates of Deposit (Cost $11,999,460) ..............................                 11,999,460
                                                                                                 ------------
/a/Commercial Paper 45.0%
   ABN AMRO North American Finance, 1.93%, 11/12/02 ..............................   4,000,000      3,970,835
   AIG Funding Inc., 1.79%, 8/05/02 ..............................................   5,000,000      4,990,801
   Anz (Delaware) Inc., 1.78%, 9/12/02 ...........................................   4,000,000      3,985,167
   Canadian Wheat Board, 1.77%, 10/08/02 .........................................   5,000,000      4,975,171
   Chevron U.K. Investment PLC, 1.80%, 8/06/02 - 8/08/02 .........................   8,000,000      7,984,400
   Dupont De Nemours Inc., 1.75%, 7/09/02 ........................................   4,000,000      3,998,056
   Goldman Sachs Group Inc., 1.80%, 8/01/02 - 8/02/02 ............................   7,000,000      6,988,275
   Halifax PLC, 1.835%, 8/29/02 ..................................................   4,000,000      3,987,563
   Morgan Stanley Dean Witter, 1.81%, 7/23/02 - 7/24/02 ..........................   8,000,000      7,990,145
   Province of British Columbia, 1.82% - 1.89%, 7/29/02 - 12/09/02 ...............   7,000,000      6,964,741
   Province of Ontario, 1.90%, 12/09/02 ..........................................   4,000,000      3,965,589
   Salomon Smith Barney Holdings Inc., 1.75%, 7/15/02 - 7/16/02 ..................   6,000,000      5,995,188
   Societe Generale NA Inc., 1.75%, 7/22/02 ......................................   4,000,000      3,995,528
                                                                                                 ------------
   Total Commercial Paper (Cost $69,791,459) .....................................                 69,791,459
                                                                                                 ------------
   U.S. Government Agency Securities 38.5%
   Federal Home Loan Bank, 1.79%, 7/10/02 ........................................   5,000,000      4,997,265
   Federal Home Loan Mortgage Corp., 1.77% - 1.82%, 7/03/02 - 8/30/02 ............  20,000,000     19,975,638
   Federal National Mortgage Association, 1.78% - 1.88%, 7/17/02 - 12/24/02 ......  35,000,000     34,803,684
                                                                                                 ------------
   Total U.S. Government Agency Securities (Cost $59,776,587) ....................                 59,776,587
                                                                                                 ------------
   Total Investments before Repurchase Agreements (Cost $144,718,201) ............                144,718,201
                                                                                                 ------------
/b/Repurchase Agreements 6.8%
   UBS Warburg LLC, 1.97%, 7/01/02 (Maturity Value $10,576,736)(Cost $10,575,000).  10,575,000     10,575,000
     Collateralized by U.S. Government Agency Securities
                                                                                                 ------------
   Total Investments (Cost $155,293,201) 100.1% ..................................                155,293,201
   Other Assets, less Liabilities (.1)% ..........................................                   (131,809)
                                                                                                 ------------
   Net Assets 100.0% .............................................................               $155,161,392
                                                                                                 ============

/a/Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.
/b/See Note 1(c) regarding repurchase agreement.

                       See notes to financial statements.

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Statement of Investments, June 30, 2002 (unaudited)

   Franklin Real Estate Fund                                SHARES    VALUE
   -----------------------------------------------------------------------------
   Common Stocks 90.4%
   Equity REIT - Apartments 14.4%
   Apartment Investment & Management Co., A ..........    175,000  $ 8,610,000
   Archstone-Smith Trust .............................    372,060    9,934,002
   Avalonbay Communities Inc. ........................    232,000   10,834,400
   Camden Property Trust .............................    170,000    6,295,100
   Equity Residential Properties Trust ...............    305,000    8,768,750
   Essex Property Trust Inc ..........................     36,100    1,974,670
                                                                   -----------
                                                                    46,416,922
                                                                   -----------
   Equity REIT - Diversified Property 13.8%
   Bedford Property Investors Inc ....................    120,600    3,268,260
   Crescent Real Estate Equities Co ..................    226,800    4,241,160
   Duke Realty Corp. .................................    135,000    3,908,250
   Glenborough Realty Trust Inc ......................    498,700   11,819,190
   Liberty Property Trust ............................    195,000    6,825,000
   Vornado Realty Trust ..............................    310,800   14,358,960
                                                                   -----------
                                                                    44,420,820
                                                                   -----------
/a/Equity REIT - Home Builders .7%
   Meritage Corp. ....................................     52,500    2,396,625
                                                                   -----------
   Equity REIT - Hotels 1.4%
   MeriStar Hospitality Corp. ........................    108,800    1,659,200
   RFS Hotel Investors Inc. ..........................    210,000    2,843,400
                                                                   -----------
                                                                     4,502,600
                                                                   -----------
   Equity REIT - Industrial 8.7%
   AMB Property Corp .................................    306,200    9,492,200
   ProLogis Trust ....................................    363,800    9,458,800
   PS Business Parks Inc. ............................    260,000    9,087,000
                                                                   -----------
                                                                    28,038,000
                                                                   -----------
   Equity REIT - Manufactured Homes 4.0%
   Manufactured Home Communities Inc. ................    206,600    7,251,660
   Sun Communities Inc. ..............................    134,000    5,594,500
                                                                   -----------
                                                                    12,846,160
                                                                   -----------
   Equity REIT - Office 19.5%
   Alexandria Real Estate Equities Inc. ..............    128,400    6,335,256
   Arden Realty Inc ..................................    250,100    7,115,345
   Boston Properties Inc. ............................    135,250    5,403,238
   Brandywine Realty Trust ...........................    297,700    7,710,430
   CarrAmerica Realty Corp ...........................    233,600    7,206,560
   Cousins Properties Inc ............................    117,100    2,899,396
   Equity Office Properties Trust ....................    470,652   14,166,625
   SL Green Realty Corp. .............................    179,000    6,381,350
   Trizec Properties Inc. ............................    341,700    5,761,062
                                                                   -----------
                                                                    62,979,262
                                                                   -----------
   Equity REIT - Other 3.5%
   Entertainment Properties Trust ....................     90,000    2,218,500
   iStar Financial Inc. ..............................    315,000    8,977,500
                                                                   -----------
                                                                    11,196,000
                                                                   -----------
   Equity REIT - Retail 12.1%
   Chelsea Property Group Inc ........................    130,000    4,348,500
   General Growth Properties Inc. ....................    117,200    5,977,200
   Glimcher Realty Trust .............................    284,500    5,263,250
   Ramco-Gershenson Properties Trust .................    237,100    4,777,565
   Simon Property Group Inc ..........................    384,800   14,176,032
   Taubman Centers Inc. ..............................    305,000    4,651,250
                                                                   -----------
                                                                    39,193,797
                                                                   -----------

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Statement of Investments, June 30, 2002 (unaudited) (cont.)

   Franklin Real Estate Fund                                                                         SHARES       VALUE
   -----------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Equity REIT - Storage 3.2%
   Public Storage Inc.........................................................................      211,600   $  7,850,360
   Shurgard Storage Centers Inc., A...........................................................       70,000      2,429,000
                                                                                                              ------------
                                                                                                                10,279,360
                                                                                                              ------------
   Apartments 1.7%
   Boardwalk Equities Inc.(Canada)............................................................      563,300      5,576,670
                                                                                                              ------------
   Diversified Property 1.4%
/a/Catellus Development Corp..................................................................       95,000      1,939,900
   Forest City Enterprises Inc., A............................................................       80,000      2,780,000
                                                                                                              ------------
                                                                                                                 4,719,900
                                                                                                              ------------
   Hotels & Travel 6.0%
/a/Candlewood Hotel Co. Inc...................................................................      350,000        472,500
/a/Cendant Corp...............................................................................      417,500      6,629,900
   Host Marriott Corp.........................................................................      526,900      5,953,970
/a/MeriStar Hotels & Resorts Inc..............................................................      170,000        153,000
   Starwood Hotels & Resorts Worldwide Inc....................................................      185,200      6,091,227
                                                                                                              ------------
                                                                                                                19,300,597
                                                                                                              ------------
   Total Common Stocks (Cost $229,175,382)....................................................                 291,866,713
                                                                                                              ------------
   Convertible Preferred Stocks .7%
   Hotels & Travel
   Host Marriott Corp., 6.75%, cvt. pfd.(Cost $1,503,132).....................................       56,900      2,436,060
                                                                                                              ------------
   Total Long Term Investments (Cost $230,678,514) ...........................................                 294,302,773
                                                                                                              ------------

                                                                                                  PRINCIPAL
                                                                                                    AMOUNT
                                                                                                 -----------
/b/Repurchase Agreement 8.0%
   Joint Repurchase Agreement, 1.903%, 7/01/02, (Maturity Value $25,694,627)
   (Cost $25,690,553) ........................................................................   $25,690,553    25,690,553
     ABN AMRO Inc.(Maturity Value $2,507,539)
     BNP Paribas Securities Corp. (Maturity Value $2,507,539)
     Barclays Capital Inc.(Maturity Value $2,507,539)
     Bear, Stearns & Co. Inc.(Maturity Value $2,229,009)
     Deutsche Banc Alex Brown Inc.(Maturity Value $2,229,009)
     Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $2,507,539)
     Goldman, Sachs & Co.(Maturity Value $2,507,539)
     Greenwich Capital Markets Inc.(Maturity Value $2,507,539)
     Lehman Brothers Inc.(Maturity Value $1,176,559)
     Morgan Stanley & Co. Inc.(Maturity Value $2,507,539)
     UBS Warburg LLC (Maturity Value $2,507,277)
      Collateralized by U.S. Treasury Bills, Notes, and Bonds, and
        U.S. Government Agency Securities                                                                     -------------
   Total Investments (Cost $256,369,067) 99.1%................................................                  319,993,326
   Other Assets, less Liabilities .9%.........................................................                    2,808,922
                                                                                                              -------------
   Net Assets 100.0% .........................................................................                $ 322,802,248
                                                                                                              =============

/a/Non-income producing
/b/See Note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.
158

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2002 (unaudited)


Franklin Rising Dividends Securities Fund                  SHARES      VALUE
--------------------------------------------------------------------------------
Common Stocks 98.1%
Commercial Services 1.2%
ABM Industries Inc. ....................................  264,000   $ 4,583,040
                                                                    -----------

Consumer Durables 5.1%
Leggett & Platt Inc. ...................................  487,500    11,407,500
Russ Berrie & Co. Inc. .................................  231,400     8,191,560
                                                                    -----------
                                                                     19,599,060
                                                                    -----------

Consumer Non-Durables 8.4%
Alberto-Culver Co., A ..................................  360,300    16,278,354
Lancaster Colony Corp. .................................  162,800     5,805,448
Philip Morris Cos. Inc. ................................   48,000     2,096,640
Superior Uniform Group Inc. ............................  276,600     2,854,512
Universal Corp. ........................................  151,300     5,552,710
                                                                    -----------
                                                                     32,587,664
                                                                    -----------

Electronic Technology 4.9%
Cohu Inc. ..............................................  279,400     4,828,032
Diebold Inc. ...........................................  374,900    13,961,276
                                                                    -----------
                                                                     18,789,308
                                                                    -----------

Energy Minerals 1.3%
Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) .....   90,300     4,990,881
                                                                    -----------

Finance 27.1%
AFLAC Inc. .............................................  375,600    12,019,200
American International Group Inc. ......................  145,855     9,951,687
Arthur J. Gallagher & Co. ..............................  233,000     8,073,450
Fannie Mae .............................................  115,200     8,496,000
Mercantile Bankshares Corp. ............................  197,525     8,104,451
Mercury General Corp. ..................................   87,200     4,229,200
National Commerce Financial Corp. ......................  504,200    13,260,460
Old Republic International Corp. .......................   60,000     1,890,000
RLI Corp. ..............................................  176,256     8,989,056
State Street Corp. .....................................   75,400     3,370,380
TrustCo Bank Corp. NY ..................................  328,588     4,327,504
U.S. Bancorp ...........................................   87,749     2,048,939
Washington Mutual Inc. .................................  429,300    15,931,323
Wilmington Trust Corp. .................................  139,000     4,239,500
                                                                    -----------
                                                                    104,931,150
                                                                    -----------

Health Technology 7.9%
Becton, Dickinson & Co. ................................  103,300     3,558,685
Hillenbrand Industries Inc. ............................   95,000     5,334,250
Pall Corp. .............................................  169,600     3,519,200
West Pharmaceutical Services Inc. ......................  562,800    18,060,252
                                                                    -----------
                                                                     30,472,387
                                                                    -----------

Non-Energy Minerals 2.5%
Nucor Corp. ............................................  149,800     9,742,992
                                                                    -----------

Process Industries 5.9%
Bemis Co. Inc. .........................................  108,600     5,158,500
Brady Corp., A .........................................  134,400     4,704,000
Donaldson Co. Inc. .....................................  104,900     3,675,696
Myers Industries Inc. ..................................  530,958     9,100,620
                                                                    -----------
                                                                     22,638,816
                                                                    -----------

Producer Manufacturing 22.2%
Baldor Electric Co. ....................................  210,333     5,300,392
Carlisle Cos. Inc. .....................................  164,300     7,390,214
CIRCOR International Inc. ..............................  255,350     4,379,253

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   Franklin Rising Dividends Securities Fund                                          SHARES             VALUE
   ----------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Producer Manufacturing (cont.)
   Dover Corp ......................................................................  210,600          $ 7,371,000
   General Electric Co .............................................................  420,000           12,201,000
   Graco Inc. ......................................................................  447,075           11,239,466
   Kaydon Corp .....................................................................  223,600            5,279,196
   Roper Industries Inc. ...........................................................  171,300            6,389,490
   Superior Industries International Inc. ..........................................  218,400           10,101,000
   Teleflex Inc ....................................................................  287,900           16,453,485
                                                                                                      ------------
                                                                                                        86,104,496
                                                                                                      ------------
   Retail Trade 7.7%
   Family Dollar Stores Inc ........................................................  501,600           17,681,400
   Fresh Brands Inc ................................................................  227,700            3,850,407
   Limited Brands Inc. .............................................................  379,046            8,073,680
                                                                                                      ------------
                                                                                                        29,605,487
                                                                                                      ------------
   Technology Services 3.9%
   Reynolds & Reynolds Co., A ......................................................  543,600           15,193,618
                                                                                                      ------------
   Total Long Term Investments (Cost $249,330,217) .................................                   379,238,899
                                                                                                      ------------
/a/Short Term Investments 1.5%
   Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $5,618,348). 5,618,348            5,618,348
                                                                                                      ------------
   Total Investments (Cost $254,948,565) 99.6%                                                         384,857,247
   Other Assets, less Liabilities .4% .............................................                      1,537,058
                                                                                                      ------------
   Net Assets 100.0% ..............................................................                   $386,394,305
                                                                                                      ============

/a/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2002 (unaudited)

   Franklin S&P 500 Index Fund                           SHARES       VALUE
--------------------------------------------------------------------------------
   Common Stocks 98.2%
   Commercial Services .6%
   Deluxe Corp. ......................................      300     $   11,667
   Equifax Inc. ......................................      600         16,200
   Interpublic Group of Cos. Inc. ....................    1,600         39,616
   The McGraw-Hill Cos. Inc. .........................      800         47,760
   Moody's Corp. .....................................      600         29,850
   Omnicom Group Inc. ................................      730         33,434
   R.R. Donnelley & Sons Co. .........................      500         13,775
/a/Robert Half International Inc. ....................      700         16,310
/a/Sabre Holdings Corp., A ...........................      561         20,084
/a/TMP Worldwide Inc. ................................      500         10,750
                                                                    ----------
                                                                       239,446
                                                                    ----------
   Communications 4.0%
   Alltel Corp. ......................................    1,200         56,400
   AT&T Corp. ........................................   15,515       166,0110
/a/AT&T Wireless Services Inc. .......................   10,971         64,180
   BellSouth Corp. ...................................    7,551        237,857
   CenturyTel Inc. ...................................      600         17,700
/a/Citizens Communications Co., B ....................    1,300         10,868
/a/Nextel Communications Inc., A .....................    3,300         10,593
   Qwest Communications International Inc. ...........    6,874         19,247
   SBC Communications Inc. ...........................   13,483        411,232
   Sprint Corp. (FON Group) ..........................    3,716         39,427
/a/Sprint Corp. (PCS Group) ..........................    4,100         18,327
   Verizon Communications Inc. .......................   10,977        440,727
                                                                    ----------
                                                                     1,492,569
                                                                    ----------
   Consumer Durables 1.7%
   The Black & Decker Corp. ..........................      300         14,460
   Brunswick Corp. ...................................      400         11,200
   Centex Corp. ......................................      200         11,558
   Cooper Tire & Rubber Co. ..........................      300          6,165
   Eastman Kodak Co. .................................    1,200         35,004
   Ford Motor Co. ....................................    7,373        117,968
   Fortune Brands Inc. ...............................      600         33,600
   General Motors Corp. ..............................    2,248        120,156
   Goodyear Tire & Rubber Co. ........................      700         13,097
   Harley-Davidson Inc. ..............................    1,200         61,524
   Hasbro Inc. .......................................      800         10,848
/a/International Game Technology. ....................      400         22,680
   KB Home ...........................................      200         10,302
   Leggett & Platt Inc. ..............................      800         18,720
   Mattel Inc. .......................................    1,800         37,944
   Maytag Corp. ......................................      300         12,795
   Newell Rubbermaid Inc. ............................    1,100         38,566
   Pulte Homes Inc. ..................................      200         11,496
   Snap-on Inc. ......................................      200          5,938
   Stanley Works .....................................      300         12,303
   Tupperware Corp. ..................................      200          4,158
   Whirlpool Corp. ...................................      300         19,608
                                                                    ----------
                                                                       630,090
                                                                    ----------
   Consumer Non-Durables 8.8%
   Adolph Coors Co., B ...............................      100          6,230
   Alberto-Culver Co., B .............................      200          9,560
   American Greetings Corp., A .......................      300          4,998
   Anheuser-Busch Cos. Inc. ..........................    3,500        175,000
   Avon Products Inc. ................................      900         47,016

161

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   Franklin S&P 500 Index Fund                               SHARES     VALUE
--------------------------------------------------------------------------------
   Common Stocks (cont.)
   Consumer Non-Durables (cont.)
   Brown-Forman Corp., B .................................      300   $   20,700
   Campbell Soup Co. .....................................    1,649       45,611
   Cintas Corp. ..........................................      700       34,601
   Clorox Co. ............................................      900       37,215
   Coca-Cola Co. .........................................    9,992      559,552
   Coca-Cola Enterprises Inc. ............................    1,800       39,744
   Colgate-Palmolive Co. .................................    2,200      110,110
   ConAgra Foods Inc. ....................................    2,200       60,830
   General Mills Inc. ....................................    1,500       66,120
   Gillette Co. ..........................................    4,316      146,183
   H.J. Heinz Co. ........................................    1,400       57,540
   Hershey Foods Corp. ...................................      539       33,688
   International Flavors & Fragrances Inc. ...............      400       12,996
/a/Jones Apparel Group Inc. ..............................      500       18,750
   Kellogg Co. ...........................................    1,700       60,962
   Kimberly-Clark Corp. ..................................    2,116      131,192
   Liz Claiborne Inc. ....................................      400       12,720
   Nike Inc., B ..........................................    1,100       59,015
   Pepsi Bottling Group Inc. .............................    1,100       33,880
   PepsiCo Inc. ..........................................    7,111      342,750
   Philip Morris Cos. Inc. ...............................    8,643      377,526
   Procter & Gamble Co. ..................................    5,200      464,360
/a/Reebok International Ltd. .............................      200        5,900
   Sara Lee Corp. ........................................    3,198       66,007
   Unilever NV, N.Y. shs., ADR (Netherlands) .............    2,300      149,040
   UST Inc. ..............................................      700       23,800
   V.F. Corp. ............................................      400       15,684
   Wm. Wrigley Jr. Co. ...................................      900       49,815
                                                                      ----------
                                                                       3,279,095
                                                                      ----------
   Consumer Services 4.5%
/a/AOL Time Warner Inc. ..................................   18,018      265,045
/a/Apollo Group Inc., A ..................................      700       27,587
   Carnival Corp. ........................................    2,424       67,121
/a/Cendant Corp. .........................................    4,100       65,108
/a/Clear Channel Communications Inc. .....................    2,447       78,353
/a/Comcast Corp., A ......................................    3,858       91,975
   Darden Restaurants Inc. ...............................      700       17,290
   Dow Jones & Co. Inc. ..................................      300       14,535
   Gannett Co. Inc. ......................................    1,038       78,784
   H&R Block Inc. ........................................      700       32,305
/a/Harrah's Entertainment Inc. ...........................      500       22,175
   Hilton Hotels Corp. ...................................    1,500       20,850
   Knight-Ridder Inc. ....................................      344       21,655
   Marriott International Inc., A ........................    1,000       38,050
   McDonald's Corp. ......................................    5,105      145,237
   Meredith Corp. ........................................      200        7,670
   The New York Times Co., A .............................      600       30,900
/a/Starbucks Corp. .......................................    1,600       39,760
   Starwood Hotels & Resorts Worldwide Inc. ..............      800       26,312
   Tribune Co. ...........................................    1,180       51,330
/a/Univision Communications Inc., A ......................      900       28,260
/a/Viacom Inc., B ........................................    7,095      314,805
   The Walt Disney Co. ...................................    8,259      156,095
   Wendy's International Inc. ............................      400       15,932
/a/Yum! Brands Inc. ......................................    1,200       35,100
                                                                      ----------
                                                                       1,692,234
                                                                      ----------

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Statement of Investments, June 30, 2002 (unaudited) (cont.)

   Franklin S&P 500 Index Fund                       SHARES          VALUE
--------------------------------------------------------------------------------
   Common Stocks (cont.)
   Distribution Services .8%
   AmerisourceBergen Corp. .......................      459         $ 34,884
   Cardinal Health Inc. ..........................    1,850          113,609
   Genuine Parts Co. .............................      700           24,409
   McKesson Corp. ................................    1,200           39,240
   SUPERVALU Inc. ................................      500           12,265
   SYSCO Corp. ...................................    2,700           73,494
   W.W. Grainger Inc. ............................      400           20,040
                                                                    --------
                                                                     317,941
                                                                    --------
   Electronic Technology 10.3%
/a/ADC Telecommunications Inc. ...................    3,800            8,702
/a/Advanced Micro Devices Inc. ...................    1,400           13,608
/a/Agilent Technologies Inc. .....................    1,912           45,219
/a/Altera Corp. ..................................    1,600           21,760
/a/Analog Devices Inc. ...........................    1,500           44,550
/a/Andrew Corp. ..................................      500            7,165
/a/Apple Computer Inc. ...........................    1,500           26,580
/a/Applied Materials Inc. ........................    6,800          129,336
/a/Applied Micro Circuits Corp. ..................    1,400            6,622
/a/Avaya Inc. ....................................    1,694            8,385
   Boeing Co. ....................................    3,420          153,900
/a/Broadcom Corp., A .............................    1,058           18,557
/a/CIENA Corp. ...................................    1,600            6,704
/a/Cisco Systems Inc. ............................   29,618          413,171
/a/Comverse Technology Inc. ......................      900            8,334
   Corning Inc. ..................................    3,898           13,838
/a/Dell Computer Corp. ...........................   10,462          273,477
/a/EMC Corp. .....................................    9,220           69,611
/a/Gateway Inc. ..................................    1,500            6,660
   General Dynamics Corp. ........................      836           88,909
   Goodrich Corp. ................................      400           10,928
   Hewlett-Packard Co. ...........................   12,244          187,088
   Intel Corp. ...................................   27,010          493,473
   International Business Machines Corp. .........    6,918          498,096
/a/Jabil Circuit Inc. ............................      800           16,888
/a/JDS Uniphase Corp. ............................    5,500           14,795
/a/KLA-Tencor Corp. ..............................      800           35,192
/a/Lexmark International Inc. ....................      500           27,200
   Linear Technology Corp. .......................    1,300           40,859
   Lockheed Martin Corp. .........................    1,800          125,100
/a/LSI Logic Corp. ...............................    1,500           13,125
   Lucent Technologies Inc. ......................   14,238           23,635
/a/Maxim Integrated Products Inc. ................    1,300           49,829
/a/Micron Technology Inc. ........................    2,500           50,550
   Motorola Inc. .................................    9,238          133,212
/a/National Semiconductor Corp. ..................      700           20,419
/a/NCR Corp. .....................................      400           13,840
/a/Network Appliance Inc. ........................    1,400           17,374
/a/Nortel Networks Corp. (Canada) ................   13,168           19,094
   Northrop Grumman Corp. ........................      404           50,500
/a/Novellus Systems Inc. .........................      600           20,400
/a/Nvidia Corp. ..................................      600           10,308
/a/Palm Inc. .....................................    2,176            3,830
   PerkinElmer Inc. ..............................      468            5,171
/a/PMC-Sierra Inc. (Canada) ......................      800            7,416
/a/QLogic Corp. ..................................      400           15,240
/a/QUALCOMM Inc. .................................    3,100           85,219
   Raytheon Co. ..................................    1,600           65,200

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Statement of Investments, June 30, 2002 (unaudited) (cont.)

   Franklin S&P 500 Index Fund                                SHARES    VALUE
--------------------------------------------------------------------------------
   Common Stocks (cont.)
   Electronic Technology (cont.)
   Rockwell Automation Inc. ................................     800  $   15,984
   Rockwell Collins Inc. ...................................     700      19,194
/a/Sanmina-Sci Corp. .......................................   2,172      13,705
   Scientific-Atlanta Inc. .................................     700      11,515
/a/Solectron Corp. .........................................   3,400      20,910
/a/Sun Microsystems Inc. ...................................  13,134      65,801
   Symbol Technologies Inc. ................................   1,050       8,925
/a/Tektronix Inc. ..........................................     400       7,484
/a/Tellabs Inc. ............................................   1,700      10,540
/a/Teradyne Inc. ...........................................     700      16,450
   Texas Instruments Inc. ..................................   7,048     167,038
/a/Thermo Electron Corp. ...................................     700      11,550
/a/Vitesse Semiconductor Corp. .............................   1,300       4,108
/a/Waters Corp. ............................................     500      13,350
/a/Xerox Corp. .............................................   2,916      20,325
/a/Xilinx Inc. .............................................   1,400      31,402
                                                                      ----------
                                                                       3,857,350
                                                                      ----------
   Energy Minerals 6.7%
   Amerada Hess Corp. ......................................     400      33,000
   Anadarko Petroleum Corp. ................................   1,000      49,300
   Apache Corp. ............................................     570      32,764
   Ashland Inc. ............................................     300      12,150
   Burlington Resources Inc. ...............................     800      30,400
   ChevronTexaco Corp. .....................................   4,299     380,462
   Conoco Inc. .............................................   2,538      70,556
   Devon Energy Corp. ......................................     600      29,568
   EOG Resources Inc. ......................................     500      19,850
   Exxon Mobil Corp. .......................................  27,356   1,119,408
   Kerr-McGee Corp. ........................................     442      23,669
   Marathon Oil Corp. ......................................   1,300      35,256
   Occidental Petroleum Corp. ..............................   1,500      44,985
   Phillips Petroleum Co. ..................................   1,550      91,264
   Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) ......   8,574     473,885
   Sunoco Inc. .............................................     300      10,689
   Unocal Corp. ............................................   1,000      36,940
                                                                      ----------
                                                                       2,494,146
                                                                      ----------
   Finance 19.4%
   Ace Ltd. (Bermuda) ......................................   1,100      34,760
   AFLAC Inc. ..............................................   2,092      66,944
   Allstate Corp. ..........................................   2,875     106,318
   Ambac Financial Group Inc. ..............................     394      26,477
   American Express Co. ....................................   5,423     196,963
   American International Group Inc. .......................  10,550     719,827
   AmSouth Bancorp .........................................   1,500      33,570
   AON Corp. ...............................................   1,100      32,428
   Bank of America Corp. ...................................   6,216     437,358
   Bank of New York Co. Inc. ...............................   2,982     100,643
   Bank One Corp. ..........................................   4,782     184,011
   BB&T Corp. ..............................................   1,900      73,340
   The Bear Stearns Cos. Inc. ..............................     400      24,480
   Capital One Financial Corp. .............................     900      54,945
   Charles Schwab Corp. ....................................   5,528      61,914
   Charter One Financial Inc. ..............................     897      30,839
   Chubb Corp. .............................................     700      49,560
   Cincinnati Financial Corp. ..............................     600      27,918
   Citigroup Inc. ..........................................  20,796     805,845
   Comerica Inc. ...........................................     700      42,980

164
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Statement of Investments, June 30, 2002 (unaudited) (cont.)

   Franklin S&P 500 Index Fund                                SHARES    VALUE
--------------------------------------------------------------------------------
   Common Stocks (cont.)
   Finance (cont.)
/a/Conseco Inc. .............................................  1,400  $    2,800
   Countrywide Credit Industries Inc. .......................    500      24,125
   Equity Office Properties Trust ...........................  1,700      51,170
   Equity Residential Properties Trust ......................  1,100      31,625
   Fannie Mae ...............................................  4,009     295,664
   Fifth Third Bancorp ......................................  2,412     160,760
   First Tennessee National Corp. ...........................    500      19,150
   Fleet Boston Financial Corp. .............................  4,235     137,002
   Franklin Resources Inc. ..................................  1,100      46,904
   Freddie Mac ..............................................  2,765     169,218
   Golden West Financial Corp. ..............................    643      44,226
   Hartford Financial Services Group Inc. ...................  1,000      59,470
   Household International Inc. .............................  1,833      91,100
   Huntington Bancshares Inc. ...............................    980      19,032
   Jefferson-Pilot Corp. ....................................    550      25,850
   John Hancock Financial Services Inc. .....................  1,200      42,240
   JP Morgan Chase & Co. ....................................  8,038     272,649
   KeyCorp. .................................................  1,700      46,410
   Lehman Brothers Holdings Inc. ............................  1,000      62,520
   Lincoln National Corp. ...................................    800      33,600
   Loews Corp. ..............................................    800      42,392
   Marsh & McLennan Cos. Inc. ...............................  1,104     106,646
   Marshall & Ilsley Corp. ..................................    800      24,744
   MBIA Inc. ................................................    550      31,092
   MBNA Corp. ...............................................  3,468     114,687
   Mellon Financial Corp. ...................................  1,757      55,223
   Merrill Lynch & Co. Inc. .................................  3,531     143,006
   MetLife Inc. .............................................  2,900      83,520
   MGIC Investment Corp. ....................................    400      27,120
   Morgan Stanley ...........................................  4,492     193,515
   National City Corp. ......................................  2,449      81,429
   Northern Trust Corp. .....................................    940      41,416
   Plum Creek Timber Co. Inc. ...............................    700      21,490
   PNC Financial Services Group .............................  1,173      61,324
   The Progressive Corp. ....................................    832      48,131
   Providian Financial Corp. ................................  1,343       7,897
   Regions Financial Corp. ..................................    928      32,619
   Ryder Systems Inc. .......................................    300       8,127
   SAFECO Corp. .............................................    500      15,445
   Simon Property Group Inc. ................................    700      25,788
   SLM Corp. ................................................    600      58,140
   Southtrust Corp. .........................................  1,400      36,568
   St. Paul Cos. Inc. .......................................    800      31,136
   State Street Corp. .......................................  1,300      58,110
   Stilwell Financial Inc. ..................................    900      16,380
   SunTrust Banks Inc. ......................................  1,100      74,492
   Synovus Financial Corp. ..................................  1,200      33,024
   T. Rowe Price Group Inc...................................    500      16,440
   Torchmark Corp. ..........................................    500      19,100
   U.S. Bancorp .............................................  7,775     181,546
   Union Planters Corp. .....................................    800      25,896
   Unumprovident Corp. ......................................  1,000      25,450
   Wachovia Corp. ...........................................  5,487     209,494
   Washington Mutual Inc. ...................................  3,924     145,620
   Wells Fargo & Co. ........................................  6,897     345,264
   XL Capital Ltd., A (Bermuda) .............................    500      42,350
   Zions Bancorp ............................................    400      20,840
                                                                      ----------
                                                                       7,252,096
                                                                      ----------

                                                                             165
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Statement of Investments, June 30, 2002 (unaudited) (cont.)

   Franklin S&P 500 Index Fund                                SHARES    VALUE
--------------------------------------------------------------------------------
   Common Stocks (cont.)
   Health Services 1.4%
   Aetna Inc. .............................................      600  $   28,782
   CIGNA Corp. ............................................      521      50,756
   HCA Inc. ...............................................    2,035      96,663
/a/Health Management Associates Inc., A ...................    1,000      20,150
/a/HealthSouth Corp. ......................................    1,600      20,464
/a/Humana Inc. ............................................      700      10,941
   IMS Health Inc. ........................................    1,200      21,540
/a/Manor Care Inc. ........................................      400       9,200
/a/Quintiles Transnational Corp. ..........................      600       7,494
/a/Tenet Healthcare Corp. .................................    1,300      93,015
   UnitedHealth Group Inc. ................................    1,200     109,860
/a/Wellpoint Health Networks Inc. .........................      600      46,686
                                                                      ----------
                                                                         515,551
                                                                      ----------
   Health Technology 11.6%
   Abbott Laboratories ....................................    6,326     238,174
   Allergan Inc. ..........................................      500      33,375
/a/Amgen Inc. .............................................    4,144     173,551
   Applera Corp-Applied Biosystems Group ..................      900      17,541
   Bausch & Lomb Inc. .....................................      200       6,770
   Baxter International Inc. ..............................    2,400     106,680
   Becton, Dickinson & Co. ................................    1,000      34,450
/a/Biogen Inc. ............................................      600      24,858
   Biomet Inc. ............................................    1,125      30,510
/a/Boston Scientific Corp. ................................    1,600      46,912
   Bristol-Myers Squibb Co. ...............................    7,828     201,180
   C.R. Bard Inc. .........................................      200      11,316
/a/Chiron Corp. ...........................................      800      28,240
   Eli Lilly & Co. ........................................    4,487     253,067
/a/Forest Laboratories Inc. ...............................      700      49,560
/a/Genzyme Corp-General Division ..........................      900      17,316
/a/Guidant Corp. ..........................................    1,245      37,636
/a/Immunex Corp. ..........................................    2,300      51,382
   Johnson & Johnson ......................................   12,158     635,377
/a/King Pharmaceuticals Inc. ..............................    1,000      22,250
/a/MedImmune Inc. .........................................    1,000      26,400
   Medtronic Inc. .........................................    4,873     208,808
   Merck & Co. Inc. .......................................    9,166     464,166
   Pall Corp. .............................................      500      10,375
   Pfizer Inc. ............................................   25,214     882,490
   Pharmacia Corp. ........................................    5,193     194,478
   Schering-Plough Corp. ..................................    5,951     146,395
/a/St. Jude Medical Inc. ..................................      400      29,540
   Stryker Corp. ..........................................      800      42,808
/a/Watson Pharmaceuticals Inc. ............................      400      10,108
   Wyeth ..................................................    5,320     272,384
/a/Zimmer Holdings Inc. ...................................      802      28,599
                                                                      ----------
                                                                       4,336,696
                                                                      ----------
   Industrial Services 1.2%
/a/Allied Waste Industries Inc. ...........................      900       8,640
   Baker Hughes Inc. ......................................    1,400      46,606
/a/BJ Services Co. ........................................      600      20,328
   El Paso Corp. ..........................................    2,130      43,899
   Fluor Corp. ............................................      300      11,685
   Halliburton Co. ........................................    1,801      28,708
/a/Nabors Industries Inc. .................................      600      21,180
/a/Noble Corp. ............................................      500      19,300

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Statement of Investments, June 30, 2002 (unaudited) (cont.)

   Franklin S&P 500 Index Fund                                  SHARES   VALUE
--------------------------------------------------------------------------------
   Common Stocks (cont.)
   Industrial Services (cont.)
   Rowan Cos. Inc. ...........................................     400  $  8,580
   Schlumberger Ltd. .........................................   2,300   106,950
   Transocean Inc. ...........................................   1,312    40,869
   Waste Management Inc. .....................................   2,500    65,125
   Williams Cos. Inc. ........................................   2,071    12,405
                                                                        --------
                                                                         434,275
                                                                        --------
   Non-Energy Minerals 1.1%
   Alcan Inc. (Canada) .......................................   1,300    48,776
   Alcoa Inc. ................................................   3,424   113,506
   Allegheny Technologies Inc. ...............................     300     4,740
   Barrick Gold Corp. (Canada) ...............................   2,195    41,683
/a/Freeport-McMoRan Copper & Gold Inc., B ....................     600    10,710
/a/Inco Ltd. (Canada) ........................................     800    18,112
   Louisiana-Pacific Corp. ...................................     400     4,236
   Newmont Mining Corp. ......................................   1,600    42,128
   Nucor Corp. ...............................................     300    19,512
   Phelps Dodge Corp. ........................................     400    16,480
   Placer Dome Inc. (Canada) .................................   1,400    15,694
   United States Steel Corp. .................................     400     7,956
   Vulcan Materials Co. ......................................     400    17,520
   Weyerhaeuser Co. ..........................................     900    57,465
   Worthington Industries Inc. ...............................     400     7,240
                                                                        --------
                                                                         425,758
                                                                        --------
   Process Industries 2.1%
   Air Products & Chemicals Inc. .............................     900    45,423
   Archer Daniels Midland Co. ................................   2,681    34,290
   Ball Corp. ................................................     200     8,296
   Bemis Co. Inc. ............................................     200     9,500
   Boise Cascade Corp. .......................................     200     6,906
   Dow Chemical Co. ..........................................   3,666   126,037
   E.I. du Pont de Nemours and Co. ...........................   3,990   177,156
   Eastman Chemical Co. ......................................     300    14,070
   Ecolab Inc. ...............................................     500    23,115
   Engelhard Corp. ...........................................     500    14,160
   Georgia-Pacific Corp. .....................................     937    23,031
   Great Lakes Chemical Corp. ................................     200     5,298
/a/Hercules Inc. .............................................     400     4,640
   International Paper Co. ...................................   1,936    84,371
   MeadWestvaco Corp. ........................................     782    26,244
   Millipore Corp. ...........................................     200     6,396
/a/Pactiv Corp. ..............................................     700    16,660
   PPG Industries Inc. .......................................     683    42,278
   Praxair Inc. ..............................................     700    39,879
   Rohm & Haas Co. ...........................................     900    36,441
/a/Sealed Air Corp. ..........................................     300    12,081
   Sherwin-Williams Co. ......................................     600    17,958
   Sigma-Aldrich Corp. .......................................     300    15,045
   Temple-Inland Inc. ........................................     200    11,572
                                                                        --------
                                                                         800,847
                                                                        --------
   Producer Manufacturing 6.9%
/a/American Power Conversion Corp. ...........................     900    11,367
/a/American Standard Cos. Inc. ...............................     300    22,530
   Avery Dennison Corp. ......................................     400    25,100
   Caterpillar Inc. ..........................................   1,415    69,264
/a/Cooper Industries Ltd., Class A (Bermuda) .................     400    15,720

                                                                             167
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Statement of Investments, June 30, 2002 (unaudited) (cont.)

   Franklin S&P 500 Index Fund                                SHARES    VALUE
--------------------------------------------------------------------------------

   Common Stocks (cont.)
   Producer Manufacturing (cont.)
   Crane Co. ...............................................     300  $    7,614
   Cummins Inc. ............................................     200       6,620
   Dana Corp. ..............................................     600      11,118
   Danaher Corp. ...........................................     600      39,810
   Deere & Co. .............................................   1,000      47,900
   Delphi Corp. ............................................   2,300      30,360
   Dover Corp. .............................................     800      28,000
   Eaton Corp. .............................................     300      21,825
   Emerson Electric Co. ....................................   1,740      93,107
   General Electric Co. ....................................  40,083   1,164,411
   Honeywell International Inc. ............................   3,325     117,140
   Illinois Tool Works Inc. ................................   1,200      81,960
   Ingersoll Rand Co., A (Bermuda) .........................     700      31,962
   ITT Industries Inc. .....................................     400      28,240
   Johnson Controls Inc. ...................................     400      32,644
   Masco Corp. .............................................   1,900      51,509
/a/McDermott International Inc. ............................     300       2,430
   Minnesota Mining & Manufacturing Co. ....................   1,549     190,527
   Molex Inc. ..............................................     825      27,662
   Navistar International Corp. ............................     200       6,400
   PACCAR Inc. .............................................     450      19,976
   Parker Hannifin Corp. ...................................     500      23,895
   Pitney Bowes Inc. .......................................   1,000      39,720
/a/Power-One Inc. ..........................................     400       2,488
   Textron Inc. ............................................     600      28,140
   Thomas & Betts Corp. ....................................     300       5,580
   TRW Inc. ................................................     500      28,490
   Tyco International Ltd. .................................   8,133     109,877
   United Technologies Corp. ...............................   1,941     131,794
   Visteon Corp. ...........................................     534       7,583
                                                                      ----------
                                                                       2,562,763
                                                                      ----------
   Retail Trade 7.5%
   Albertson's Inc. ........................................   1,615      49,193
/a/AutoZone Inc. ...........................................     400      30,920
/a/Bed Bath & Beyond Inc. ..................................   1,200      45,288
/a/Best Buy Co. Inc. .......................................   1,300      47,190
   Big Lots Inc. ...........................................     500       9,840
   Circuit City Stores-Circuit City Group ..................     900      16,875
/a/Costco Wholesale Corp. ..................................   1,800      69,516
   CVS Corp. ...............................................   1,540      47,124
   Dillards Inc., a ........................................     300       7,887
   Dollar General Corp. ....................................   1,375      26,166
   Family Dollar Stores Inc. ...............................     700      24,675
/a/Federated Department Stores Inc. ........................     748      29,696
   GAP Inc. ................................................   3,539      50,254
   Home Depot Inc. .........................................   9,494     348,715
   J.C. Penney Co. Inc. ....................................   1,100      24,222
/a/Kohl's Corp. ............................................   1,373      96,220
/a/The Kroger Co. ..........................................   3,248      64,635
   Limited Brands Inc. .....................................   2,100      44,730
   Lowe's Cos. Inc. ........................................   3,110     141,194
   May Department Stores Co. ...............................   1,200      39,516
   Nordstrom Inc. ..........................................     600      13,590
/a/Office Depot Inc. .......................................   1,200      20,160
   Radioshack Corp. ........................................     700      21,042
/a/Safeway Inc. ............................................   1,969      57,475
   Sears, Roebuck & Co. ....................................   1,300      70,590

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Statement of Investments, June 30, 2002 (unaudited) (cont.)

   Franklin S&P 500 Index Fund                                SHARES     VALUE
--------------------------------------------------------------------------------
   Common Stocks (cont.)
   Retail Trade (cont.)
/a/Staples Inc. ............................................   1,900  $   37,430
   Target Corp. ............................................   3,692     140,665
   Tiffany & Co. ...........................................     600      21,120
   The TJX Cos. Inc. .......................................   2,200      43,142
/a/Toys R Us Inc. ..........................................     900      15,723
   Walgreen Co. ............................................   4,100     158,383
   Wal-Mart Stores Inc. ....................................  17,979     989,025
   Winn-Dixie Stores Inc. ..................................     600       9,354
                                                                      ----------
                                                                       2,811,555
                                                                      ----------
   Technology Services 5.8%
   Adobe Systems Inc. ......................................   1,000      28,500
   Autodesk Inc. ...........................................     500       6,625
   Automatic Data Processing Inc. ..........................   2,478     107,917
/a/BMC Software Inc. .......................................   1,000      16,600
/a/Citrix Systems Inc. .....................................     900       5,436
   Computer Associates International Inc. ..................   2,400      38,136
/a/Computer Sciences Corp. .................................     700      33,460
/a/Compuware Corp. .........................................   1,500       9,105
/a/Concord EFS Inc. ........................................   2,116      63,776
/a/Convergys Corp. .........................................     702      13,675
   Electronic Data Systems Corp. ...........................   1,900      70,585
   First Data Corp. ........................................   3,094     115,097
/a/Fiserv Inc. .............................................     782      28,707
/a/Intuit Inc. .............................................     800      39,776
/a/Mercury Interactive Corp. ...............................     336       7,715
/a/Microsoft Corp. .........................................  21,898   1,197,821
/a/Novell Inc. .............................................   1,700       5,457
/a/Oracle Corp. ............................................  22,220     210,423
/a/Parametric Technology Corp. .............................   1,100       3,937
   Paychex Inc. ............................................   1,500      46,935
/a/PeopleSoft Inc. .........................................   1,300      19,344
/a/Rational Software Corp. .................................     900       7,389
/a/Siebel Systems Inc. .....................................   1,901      27,032
/a/Unisys Corp. ............................................   1,300      11,700
/a/VERITAS Software Corp. ..................................   1,635      32,357
/a/Yahoo! Inc. .............................................   2,438      35,985
                                                                      ----------
                                                                       2,183,490
                                                                      ----------
   Transportation .9%
/a/AMR Corp. ...............................................     700      11,802
   Burlington Northern Santa Fe Corp. ......................   1,575      47,250
   CSX Corp. ...............................................     900      31,545
   Delta Air Lines Inc. ....................................     500      10,000
   Fedex Corp. .............................................   1,200      64,080
   Norfolk Southern Corp. .................................    1,600      37,408
   Southwest Airlines Co. ..................................   3,150      50,904
   Union Pacific Corp. .....................................   1,028      65,052
                                                                      ----------
                                                                         318,041
                                                                      ----------
   Utilities 2.9%
/a/AES Corp. ...............................................   2,500      13,550
   Allegheny Energy Inc. ...................................     500      12,875
   Ameren Corp. ............................................     600      25,806
   American Electric Power Co. Inc. ........................   1,340      53,627
/a/Calpine Corp. ...........................................   1,715      12,056
   Cinergy Corp. ...........................................     700      25,193
   CMS Energy Corp. ........................................     600       6,588

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Statement of Investments, June 30, 2002 (unaudited) (cont.)

   Franklin S&P 500 Index Fund                                                    SHARES     VALUE
------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Utilities (cont.)
   Consolidated Edison Inc. ..................................................        900  $    37,575
   Constellation Energy Group Inc. ...........................................        700       20,538
   Dominion Resources Inc. ...................................................      1,100       72,820
   DTE Energy Co. ............................................................        700       31,248
   Duke Energy Corp. .........................................................      3,358      104,434
   Dynegy Inc. ...............................................................      1,400       10,080
/a/Edison International ......................................................      1,400       23,800
   Entergy Corp. .............................................................        900       38,196
   Exelon Corp. ..............................................................      1,300       67,990
   FirstEnergy Corp. .........................................................      1,197       39,956
   FPL Group Inc. ............................................................        700       41,993
   KeySpan Corp. .............................................................        600       22,590
   Kinder Morgan Inc. ........................................................        500       19,010
/a/Mirant Corp. ..............................................................      1,656       12,089
   Nicor Inc. ................................................................        200        9,150
   NiSource Inc. .............................................................        853       18,621
   Peoples Energy Corp. ......................................................        100        3,646
/a/PG&E Corp. ................................................................      1,600       28,624
   Pinnacle West Capital Corp. ...............................................        300       11,850
   PPL Corp. .................................................................        600       19,848
   Progress Energy Inc. ......................................................        909       47,277
   Public Service Enterprise Group Inc. ......................................        800       34,640
   Reliant Energy Inc. .......................................................      1,200       20,280
   Sempra Energy .............................................................        800       17,704
   Southern Co. ..............................................................      2,860       78,364
   TECO Energy Inc. ..........................................................        600       14,850
   TXU Corp. .................................................................      1,100       56,705
   Xcel Energy Inc. ..........................................................      1,475       24,726
                                                                                           -----------
                                                                                             1,078,299
                                                                                           -----------
   Total Long Term Investments (Cost $38,909,084) ............................              36,722,242
                                                                                           -----------
   Short Term Investments .7%
/b/Franklin Institutional Fiduciary Trust Money Market Portfolio .............    155,363      155,363

                                                                                PRINCIPAL
                                                                                 AMOUNT
                                                                                ---------
/c/U.S. Treasury Bill, 1.745%, 9/12/02 .......................................   $100,000       99,669
                                                                                           -----------
   Total Short Term Investments (Cost $255,022) ..............................                 255,032
                                                                                           -----------
   Total Investments (Cost $39,164,106) 98.9% ................................              36,977,274
   Other Assets, less Liabilities 1.1% .......................................                 399,798
                                                                                           -----------
   Net Assets 100.0% .........................................................             $37,377,072
                                                                                           -----------

/a/Non-income producing
/b/The Franklin Institutional Fiduciary Trust Money Market Portfolio is
   managed by Franklin Advisers Inc.
/c/On deposit with broker for initial margin on futures contracts (Note 1(d)).

                       See notes to financial statements.
170
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Statement of Investments, June 30, 2002 (unaudited)

Franklin Small Cap Fund                                      SHARES     VALUE
--------------------------------------------------------------------------------
   Common Stocks 90.6%
/a/Commercial Services 3.9%
   Administaff Inc. ......................................  215,000  $ 2,150,000
   Answerthink Inc. ......................................  138,900      526,430
   Corporate Executive Board Co. .........................  110,000    3,767,500
   DoubleClick Inc. ......................................  188,700    1,400,154
   Lamar Advertising Co., A ..............................   32,000    1,190,720
   Learning Tree International Inc. ......................   52,000      964,080
   Maximus Inc. ..........................................  225,000    7,132,500
   Pittston Brinks Group .................................  134,400    3,225,600
   ProBusiness Services Inc. .............................  103,000    1,500,607
   Resources Connection Inc. .............................   74,600    2,013,454
   Robert Half International Inc. ........................   19,000      442,700
                                                                     -----------
                                                                      24,313,745
                                                                     -----------
   Communications .5%
/a/Alaska Communications Systems Holdings Inc. ...........   86,900      412,688
/a/AT&T Wireless Services Inc. ...........................  236,610    1,384,169
   CenturyTel Inc. .......................................   40,900    1,206,550
                                                                     -----------
                                                                       3,003,407
                                                                     -----------
   Consumer Durables 1.0%
   The Black & Decker Corp. ..............................  130,000    6,266,000
                                                                     -----------
   Consumer Non-Durables 1.8%
   Adolph Coors Co., B ...................................   65,000    4,049,500
/a/Dean Foods Inc. .......................................   41,800    1,559,140
/a/Jones Apparel Group Inc. ..............................   34,200    1,282,500
/a/Timberland Co., A .....................................   70,000    2,507,400
   Wolverine World Wide Inc. .............................   84,800    1,479,760
                                                                     -----------
                                                                      10,878,300
                                                                     -----------
/a/Consumer Services 4.0%
   Brinker International Inc. ............................   36,800    1,168,400
   CEC Entertainment Inc. ................................   25,000    1,032,500
   DeVry Inc. ............................................  135,000    3,083,400
   Entercom Communications Corp. .........................   62,000    2,845,800
   Entravision Communications Corp. ......................  285,900    3,502,275
   Hispanic Broadcasting Corp., A ........................  226,100    5,901,210
   Insight Communications Co. Inc., A ....................   90,400    1,100,168
   Jack in the Box Inc. ..................................   72,200    2,295,960
   Mediacom Communications Corp., A ......................  220,000    1,713,800
   Radio One Inc. ........................................   39,500      587,365
   Radio One Inc., D .....................................   42,900      637,923
   Ticketmaster Inc., B ..................................   50,000      935,500
                                                                     -----------
                                                                      24,804,301
                                                                     -----------
   Distribution Services 1.1%
/a/Andrx Group ...........................................   14,500      391,065
/a/Aramark Corp., B ......................................   10,000      250,000
   Fleming Cos. Inc. .....................................  200,000    3,630,000
/a/Performance Food Group Co. ............................   70,300    2,380,358
                                                                     -----------
                                                                       6,651,423
                                                                     -----------
   Electronic Technology 20.1%
/a/Advanced Energy Industries Inc. .......................  175,000    3,881,500
/a/Advanced Fibre Communications Inc. ....................  175,000    2,894,500
/a/Aeroflex Inc. .........................................   31,500      218,925
/a/Anaren Microwave Inc. .................................  240,200    2,075,328
/a/Avocent Corp. .........................................  140,000    2,228,800
/a/Caliper Technologies Corp. ............................   25,000      208,750
/a/Catapult Communications Corp. .........................   38,600      844,220

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Statement of Investments, June 30, 2002 (unaudited) (cont.)

   Franklin Small Cap Fund                                 SHARES       VALUE
--------------------------------------------------------------------------------
   Common Stocks (cont.)
   Electronic Technology (cont.)
/a/CIENA Corp. ........................................    252,973  $  1,059,959
/a/Cirrus Logic Inc. ..................................    425,000     3,183,250
/a/Coherent Inc. ......................................     90,400     2,670,326
/a/Credence Systems Corp. .............................    403,600     7,171,972
/a/DDI Corp. ..........................................    722,000       721,278
/a/DMC Stratex Networks Inc. ..........................     61,100       122,810
/a/DRS Technologies Inc. ..............................    106,400     4,548,600
/a/EMCORE Corp. .......................................     89,200       535,200
/a/Integrated Circuit Systems Inc. ....................    550,000    11,104,500
/a/Intersil Corp. .....................................    116,500     2,490,770
/a/Kronos Inc. ........................................     50,000     1,524,450
/a/L-3 Communications Holdings Inc. ...................    114,400     6,177,600
/a/Lam Research Corp. .................................    400,000     7,192,000
/a/Lattice Semiconductor Corp. ........................    119,000     1,040,060
/a/McDATA Corp., A ....................................    415,000     3,656,150
/a/Micrel Inc. ........................................    548,300     7,884,554
/a/Novellus Systems Inc. ..............................    128,500     4,369,000
/a/Oak Technology Inc. ................................    243,000     1,100,790
   PerkinElmer Inc. ...................................    450,000     4,972,500
/a/PLX Technology Inc. ................................    200,000       850,000
/a/PMC-Sierra Inc. (Canada) ...........................    166,502     1,543,474
/a/Polycom Inc. .......................................    140,300     1,682,197
/a/Powerwave Technologies Inc. ........................    210,400     1,927,264
/a/QLogic Corp. .......................................     11,400       434,340
/a/Rudolph Technologies Inc. ..........................    126,500     3,153,645
/a/Semtech Corp. ......................................    250,000     6,675,000
/a/Sierra Wireless Inc. (Canada) ......................     11,900        40,103
/a/Silicon Laboratories Inc. ..........................     39,200     1,060,752
/a/Skyworks Solutions Inc. ............................     60,700       336,885
/a/Synopsys Inc. ......................................    102,400     5,612,544
/a/Tekelec ............................................    101,000       811,030
/a/Tektronix Inc. .....................................    375,000     7,016,250
/a/Varian Semiconductor Equipment Associates Inc. .....    200,000     6,786,000
/a/Veeco Instruments Inc. .............................     28,560       660,022
/a/Waters Corp. .......................................    100,000     2,670,000
                                                                    ------------
                                                                     125,137,298
                                                                    ------------
   Energy Minerals 4.5%
   Cabot Oil & Gas Corp., A ...........................    165,000     3,770,250
/a/Chesapeake Energy Corp. ............................    331,900     2,389,680
/a/Forest Oil Corp. ...................................     70,000     1,990,100
/a/Newfield Exploration Co. ...........................    230,000     8,549,100
/a/Pure Resources Inc. ................................     52,057     1,082,786
/a/Spinnaker Exploration Co. ..........................     90,000     3,241,800
/a/Stone Energy Corp. .................................     66,611     2,681,093
/a/Swift Energy Co. ...................................    100,000     1,579,000
/a/Tom Brown Inc. .....................................    100,000     2,835,000
                                                                    ------------
                                                                      28,118,809
                                                                    ------------
   Finance 8.6%
/a/Affiliated Managers Group Inc. .....................     28,000     1,722,000
   Alexandria Real Estate Equities Inc. ...............     21,000     1,036,140
   Allied Capital Corp. ...............................    150,000     3,397,500
   American Capital Strategies Ltd. ...................     35,000       961,450
/a/Bank United Corp. ..................................     53,200         4,788
   City National Corp. ................................     21,500     1,155,625
   Commerce Bancorp Inc. ..............................     24,840     1,097,928
   Federated Investors Inc., B ........................    192,900     6,668,553

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Statement of Investments, June 30, 2002 (unaudited) (cont.)

   Franklin Small Cap Fund                                    SHARES        VALUE
--------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Finance (cont.)
   General Growth Properties Inc. ........................     52,000     $ 2,652,000
   Glenborough Realty Trust Inc. .........................     49,000       1,161,300
   Golden State Bancorp Inc. .............................    109,000       3,951,250
/a/Investment Technology Group Inc. ......................     55,000       1,798,500
/a/Knight Trading Group Inc. .............................    126,000         660,240
/a/Labranche & Co. Inc. ..................................    125,000       2,862,500
   MeriStar Hospitality Corp. ............................    100,000       1,525,000
   National Commerce Financial Corp. .....................    153,000       4,023,900
   Radian Group Inc. .....................................     77,676       3,794,473
   Reinsurance Group of America Inc. .....................     84,600       2,607,372
/a/Silicon Valley Bancshares .............................    145,100       3,824,836
   SL Green Realty Corp. .................................     38,700       1,379,655
   TCF Financial Corp. ...................................     85,000       4,173,500
   Waddell & Reed Financial Inc., A ......................    110,000       2,521,200
   Wilmington Trust Corp. ................................     19,600         597,800
                                                                          -----------
                                                                           53,577,510
                                                                          -----------
/a/Health Services 2.4%
   AdvancePCS ............................................     15,200         363,888
   Alliance Imaging Inc. .................................     57,900         781,650
   Caremark RX Inc. ......................................     84,900       1,400,850
   Community Health Systems Inc. .........................     40,000       1,072,000
   Laboratory Corp. of America Holdings ..................     58,000       2,647,700
   PDI Inc. ..............................................     74,700       1,157,103
   Pharmaceutical Product Development Inc. ...............     75,000       1,975,500
   Renal Care Group Inc. .................................     97,350       3,032,453
   Triad Hospitals Inc. ..................................     61,100       2,589,418
                                                                          -----------
                                                                           15,020,562
                                                                          -----------
   Health Technology 6.3%
/a/Abgenix Inc. ..........................................     50,800         502,412
/a/Alkermes Inc. .........................................     52,800         845,328
   Alpharma Inc., A ......................................    140,400       2,383,992
/a/American Medical Systems Holdings Ltd. ................     22,100         443,326
/a/Barr Laboratories Inc. ................................     12,600         800,478
/a/Cerus Corp. ...........................................     31,600       1,070,608
/a/Enzon Inc. ............................................     27,900         686,619
/a/Epoch Biosciences Inc. ................................     50,900          92,638
/a/First Horizon Pharmaceutical Corp. ....................     72,500       1,500,025
   Galen Holdings PLC, ADR (United Kingdom) ..............     50,600       1,416,076
/a/Genta Inc. ............................................      9,600          79,584
   ICN Pharmaceuticals Inc. ..............................    147,200       3,563,712
/a/Integra LifeSciences Holdings Corp. ...................     85,900       1,868,325
/a/Intermune Inc. ........................................     97,700       2,061,470
/a/Medimmune Inc. ........................................     70,000       1,848,000
/a/Millennium Pharmaceuticals Inc. .......................    101,292       1,230,698
/a/Neurocrine Biosciences Inc. ...........................     21,500         615,975
/a/NPS Pharmaceuticals Inc. ..............................    155,000       2,374,600
/a/OSI Pharmaceuticals Inc. ..............................    114,000       2,738,280
/a/Shire Pharmaceuticals Group PLC, ADR (United Kingdom)..     44,300       1,143,383
/a/SICOR Inc. ............................................     51,700         958,518
/a/Thoratec Corp. ........................................    420,800       3,782,992
/a/Varian Medical Systems Inc. ...........................    133,400       5,409,370
/a/Ventana Medical Systems Inc. ..........................     42,700         937,265
/a/Versicor Inc. .........................................     22,600         303,970
/a/Visible Genetics Inc.(Canada) .........................     98,400         187,944
                                                                          -----------
                                                                           38,845,588
                                                                          -----------

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Statement of Investments, June 30, 2002 (unaudited) (cont.)

   Franklin Small Cap Fund                                 SHARES       VALUE
--------------------------------------------------------------------------------
   Common Stocks (cont.)
   Industrial Services 5.6%
/a/Allied Waste Industries Inc........................     250,000   $ 2,400,000
/a/Atwood Oceanics Inc................................      59,200     2,220,000
/a/Core Laboratories NV (Netherlands).................     100,000     1,202,000
/a/Grey Wolf Inc......................................     568,800     2,309,328
/a/Hydril Co..........................................      29,314       785,615
/a/Oil States International Inc.......................     200,000     2,380,000
/a/Pride International Inc............................     270,000     4,228,200
   Rowan Cos. Inc.....................................     300,000     6,435,000
/a/Superior Energy Services Inc.......................     285,000     2,892,750
/a/Trico Marine Services Inc..........................     127,200       863,688
/a/Varco International Inc............................     475,000     8,331,500
/a/Waste Connections Inc..............................      16,600       518,584
                                                                     -----------
                                                                      34,566,665
                                                                     -----------
   Non-Energy Minerals .6%
   Lafarge North America Inc..........................     100,000     3,515,000
   Reliance Steel & Aluminum Co.......................      13,500       411,750
                                                                     -----------
                                                                       3,926,750
                                                                     -----------
   Process Industries 5.9%
   Bowater Inc........................................     100,000     5,437,000
   Bunge Ltd..........................................     237,300     5,007,030
   ChemFirst Inc......................................      50,000     1,432,500
/a/CUNO Inc...........................................      12,800       463,104
   FMC Corp...........................................     150,000     4,525,500
   Minerals Technologies Inc..........................      50,000     2,466,000
   Nova Chemicals Corp. (Canada)......................     350,000     7,889,000
   Olin Corp..........................................     275,500     6,102,325
   Valspar Corp.......................................      70,300     3,173,342
                                                                     -----------
                                                                      36,495,801
                                                                     -----------
   Producer Manufacturing 6.8%
   CNH Global NV (Netherlands)........................     650,000     2,619,500
   Cummins Inc........................................      25,000       827,500
/a/Gentex Corp........................................     339,400     9,323,318
   Gibraltar Steel Corp...............................      52,800     1,171,632
/a/Mettler-Toledo International Inc.(Switzerland).....     200,000     7,374,000
   Milacron Inc.......................................     239,500     2,430,925
   Oshkosh Truck Corp.................................      65,000     3,842,150
/a/Power-One Inc......................................     294,600     1,832,412
   Roper Industries Inc...............................      62,000     2,312,600
/a/Varian Inc.........................................     195,100     6,428,545
/a/Wilson Greatbatch Technologies Inc.................     150,000     3,822,000
                                                                     -----------
                                                                      41,984,582
                                                                     -----------
   Retail Trade 1.3%
/a/Abercrombie & Fitch Co., A.........................      44,000     1,061,280
/a/Barnes & Noble Inc.................................     121,000     3,198,030
   Fred's Inc.........................................      55,000     2,022,900
/a/The Men's Wearhouse Inc............................      42,000     1,071,000
/a/Tuesday Morning Corp...............................      50,000       928,000
                                                                     -----------
                                                                       8,281,210
                                                                     -----------
/a/Technology Services 11.5%
   Actuate Corp.......................................     122,700       552,150
   Affiliated Computer Services Inc., A...............     231,800    11,005,864
   Aspen Technology Inc...............................     475,000     3,961,500
   Borland Software Corp..............................     545,000     5,613,500
   Brio Software Inc..................................      93,400       107,410

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Statement of Investments, June 30, 2002 (unaudited) (cont.)

   Franklin Small Cap Fund                                                      SHARES       VALUE
   --------------------------------------------------------------------------------------------------
      Common Stocks (cont.)
   /a/Technology Services (cont.)
      Check Point Software Technologies Ltd. (Israel)......................      70,200  $    951,912
      CNET Networks Inc....................................................     119,390       237,586
      Documentum Inc.......................................................      58,600       703,200
      Entrust Inc..........................................................     750,000     2,040,000
      HNC Software Inc.....................................................     145,000     2,421,500
      Informatica Corp.....................................................     500,000     3,545,000
      Inforte Corp.........................................................      81,000       803,520
      Internet Security Systems Inc........................................       8,400       110,208
      Interwoven Inc.......................................................     300,000       915,000
      Intuit Inc...........................................................      67,800     3,371,016
      Liberate Technologies Inc............................................      64,900       171,270
      Manugistics Group Inc................................................     125,000       763,750
      MatrixOne Inc........................................................      27,300       164,073
      Mercury Interactive Corp.............................................      63,100     1,448,776
      Micromuse Inc........................................................     370,000     1,646,500
      National Instruments Corp............................................     191,200     6,225,472
      Netiq Corp...........................................................     250,000     5,657,500
      Nuance Communications Inc............................................      58,500       244,530
      Openwave Systems Inc.................................................     425,026     2,384,396
      Precise Software Solutions Ltd. (Israel).............................     200,000     1,910,000
      Predictive Systems Inc...............................................      65,000        20,150
      Quest Software Inc...................................................     103,300     1,500,949
      Retek Inc............................................................     175,000     4,252,500
      RSA Security Inc.....................................................     200,000       962,000
      Sapient Corp.........................................................     202,200       214,332
      Serena Software Inc..................................................      37,400       512,279
      SonicWALL Inc........................................................     175,000       878,500
      SpeechWorks International Inc........................................      15,100        55,553
      VERITAS Software Corp................................................      32,650       646,144
      Verity Inc...........................................................     150,000     1,663,500
      webMethods Inc.......................................................     355,000     3,514,500
      Wind River Systems Inc...............................................      75,000       375,750
                                                                                           ----------
                                                                                           71,551,790
                                                                                           ----------
      Transportation 4.2%
   /a/Alaska Air Group Inc.................................................      61,100     1,594,710
   /a/Atlantic Coast Airlines Holdings Inc.................................     248,000     5,381,600
      C.H. Robinson Worldwide Inc..........................................     216,800     7,269,304
      Expeditors International of Washington Inc...........................     272,600     9,039,415
      SkyWest Inc..........................................................     120,000     2,806,800
      UTI Worldwide Inc....................................................      14,100       278,757
                                                                                           ----------
                                                                                           26,370,586
                                                                                           ----------
      Utilities .5%
      Atmos Energy Corp....................................................      75,000     1,758,000
      Energen Corp.........................................................      44,100     1,212,750
   /a/Sierra Pacific Resources.............................................      54,700       426,660
                                                                                           ----------
                                                                                            3,397,410
                                                                                           ----------
      Total Common Stocks (Cost $618,011,674)                                             563,191,737
                                                                                          -----------
/a/,b/Preferred Stock
      Electronic Technology
      3Ware Inc., pfd., D (Cost $229,176)..................................      41,093            --
                                                                                          -----------
      Total Long Term Investments (Cost $618,240,850)......................               563,191,737
                                                                                          -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   Franklin Small Cap Fund                                                        SHARES          VALUE
-----------------------------------------------------------------------------------------------------------

   Short Term Investments 9.9%
   Mutual Fund 9.9%
/c/Franklin Institutional Fiduciary Trust Money Market Portfolio............    61,372,943     $ 61,372,943
                                                                                               ------------

                                                                                PRINCIPAL
                                                                                  AMOUNT
                                                                                ----------
   Convertible Bonds
/b/Electronic Technology
   3Ware Inc., cvt. zero cpn., 9/04/02......................................      $124,480          124,480
                                                                                               ------------

   Total Short Term Investments (Cost $61,497,423)..........................                     61,497,423
                                                                                               ------------
   Total Investments (Cost $679,738,273) 100.5%.............................                    624,689,160
   Other Assets, less Liabilities (.5%).....................................                     (2,846,769)
                                                                                               ------------
   Net Assets 100.0%........................................................                   $621,842,391
                                                                                               ------------






/a/Non-income producing
/b/See Note 8 regarding restricted securities.
/c/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.


176                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2002 (unaudited)

   Franklin Small Cap Value Securities Fund              SHARES       VALUE
--------------------------------------------------------------------------------
   Closed End Mutual Funds .8%
   High Income Opportunity Fund .......................  71,500    $  440,440
   High Yield Income Fund Inc. ........................  34,200       158,346
   Managed High Income Portfolio Inc. .................  73,000       439,460
                                                                   ----------
   Total Closed End Mutual Funds (Cost $1,492,131).....             1,038,246
                                                                   ----------
   Common Stocks 88.3%
   Consumer Durables 4.4%
   Briggs & Stratton Corp. ............................  32,000     1,226,880
   D.R. Horton Inc. ...................................  14,250       370,928
   La-Z-Boy Inc. ......................................  41,000     1,034,020
   M/I Schottenstein Homes Inc. .......................   7,000       263,760
   Russ Berrie & Co. Inc. .............................  82,300     2,913,420
                                                                   ----------
                                                                    5,809,008
                                                                   ----------
   Consumer Non-Durables 6.3%
   Brown Shoe Co. Inc. ................................  78,000     2,191,800
   Dimon Inc. .........................................  54,000       373,680
   Standard Commercial Corp. ..........................  48,500     1,052,450
/a/Timberland Co., A ..................................  54,500     1,952,190
/a/Tommy Hilfiger Corp. ............................... 150,000     2,148,000
/a/Tropical Sportswear International Corp. ............  16,500       366,135
   Wolverine World Wide Inc. ..........................  13,000       226,850
                                                                   ----------
                                                                    8,311,105
                                                                   ----------
   Consumer Services 1.0%
/a/Aztar Corp. ........................................  52,000     1,081,600
   ABM Industries Inc. ................................  16,000       277,760
                                                                   ----------
                                                                    1,359,360
                                                                   ----------
   Electronic Technology 3.7%
/a/Avocent Corp. ...................................... 180,000     2,865,600
   Cohu Inc. ..........................................  73,000     1,261,440
   Diebold Inc. .......................................  20,000       744,800
/a/ESCO Technologies Inc. .............................     600        21,000
/a/SPACEHAB Inc. ......................................  13,500        17,145
                                                                   ----------
                                                                    4,909,985
                                                                   ----------
   Energy Minerals 9.6%
   Arch Coal Inc. ..................................... 105,000     2,384,550
   Consol Energy Inc. ................................. 100,000     2,125,000
   Holly Corp. ........................................  39,000       653,250
   Massey Energy Co. .................................. 118,400     1,503,680
/a/Nuevo Energy Co. ................................... 122,000     1,927,600
   Peabody Energy Corp. ............................... 105,000     2,971,500
/a/Pioneer Natural Resources Co. ......................  41,700     1,086,285
                                                                   ----------
                                                                   12,651,865
                                                                   ----------
   Finance 7.7%
   American National Insurance Co. ....................  13,000     1,251,900
   First Indiana Corp. ................................  14,100       306,957
   1st Source Corp. ...................................  26,200       647,664
   Hancock Holding Co. ................................  15,000     1,010,700
   Harleysville Group Inc. ............................  26,800       742,896
/a/IPC Holdings Ltd. (Bermuda) ........................  55,000     1,679,700
   Penn-America Group Inc. ............................  56,250       592,313
   Presidential Life Corp. ............................ 105,400     2,136,458
   RLI Corp. ..........................................  30,000     1,530,000
/a/StanCorp Financial Group Inc. ......................   6,000       333,000
                                                                   ----------
                                                                   10,231,588
                                                                   ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Small Cap Value Securities Fund                                          SHARES             VALUE
------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Health Technology 1.4%
   ICN Pharmaceuticals Inc. ....................................................   18,700        $   452,727
   West Pharmaceutical Services Inc. ...........................................   44,000          1,411,960
                                                                                                 -----------
                                                                                                   1,864,687
                                                                                                 -----------
   Industrial Services 5.5%
/a/Atwood Oceanics Inc. ........................................................   30,000          1,125,000
   ENSCO International Inc. ....................................................   27,500            749,650
/a/Global Industries Ltd. ......................................................  215,000          1,502,850
   GlobalSantaFe Corp. .........................................................   17,500            478,625
/a/Offshore Logistics Inc. .....................................................   31,700            757,313
/a/Oil States International Inc. ...............................................   91,900          1,093,610
   Rowan Cos. Inc. .............................................................   52,800          1,132,560
   Transocean Inc. .............................................................   13,000            404,950
                                                                                                 -----------
                                                                                                   7,244,558
                                                                                                 -----------
   Non-Energy Minerals 3.7%
   Reliance Steel & Aluminum Co. ...............................................  102,000          3,111,000
   United States Steel Corp. ...................................................   91,800          1,825,902
                                                                                                 -----------
                                                                                                   4,936,902
                                                                                                 -----------
   Process Industries 5.0%
   AptarGroup Inc. .............................................................   28,000            861,000
   Bunge Ltd. ..................................................................   95,000          2,004,500
   Myers Industries Inc. .......................................................   58,000            994,120
   Olin Corp. ..................................................................   46,000          1,018,900
   RPM Inc. ....................................................................  118,100          1,801,025
                                                                                                 -----------
                                                                                                   6,679,545
                                                                                                 -----------
   Producer Manufacturing 22.7%
/a/Agco Corp. ..................................................................   10,500            204,750
/a/Cable Design Technologies Corp. .............................................   65,000            666,250
   Carlisle Cos. Inc. ..........................................................   20,500            922,090
   CIRCOR International Inc. ...................................................   70,000          1,200,500
   CNH Global NV (Netherlands) .................................................  350,000          1,410,500
/a/Genlyte Group Inc. ..........................................................   27,000          1,097,010
   Graco Inc. ..................................................................   76,500          1,923,210
   JLG Industries Inc. .........................................................   85,000          1,192,550
   Lancaster Colony Corp. ......................................................   30,000          1,069,800
/a/Lone Star Technologies Inc. .................................................   84,000          1,923,600
/a/Mettler-Toledo International Inc. (Switzerland) .............................   64,900          2,392,863
/a/Mueller Industries Inc. .....................................................   50,000          1,587,500
/a/Powell Industries Inc. ......................................................   15,500            375,875
   Roper Industries Inc. .......................................................   58,500          2,182,050
   Stewart & Stevenson Services Inc ............................................  105,000          1,862,700
   Superior Industries International Inc. ......................................   21,000            971,250
   Teleflex Inc. ...............................................................   20,000          1,143,000
   Thomas Industries Inc. ......................................................   35,000          1,008,000
   Timken Co. ..................................................................   67,000          1,496,110
/a/Tower Automotive Inc. .......................................................  105,000          1,464,750
   Watts Industries Inc., A ....................................................   60,000          1,191,000
   York International Corp. ....................................................   82,500          2,787,675
                                                                                                 -----------
                                                                                                  30,073,033
                                                                                                 -----------
   Retail Trade 5.4%
/a/American Eagle Outfitters Inc. ..............................................   70,000          1,479,800
   Dillards Inc., A ............................................................   61,000          1,603,690
   Fresh Brands Inc. ...........................................................   18,000            304,380
/a/Linens `n Things Inc. .......................................................   53,000          1,738,930
/a/The Men's Wearhouse Inc. ....................................................   80,000          2,040,000
                                                                                                 -----------
                                                                                                   7,166,800
                                                                                                 -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   Franklin Small Cap Value Securities Fund                                          SHARES         VALUE
-------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Technology Services 2.1%
/a/Netiq Corp. .................................................................       86,651    $  1,960,911
   Reynolds & Reynolds Co., A ..................................................       30,000         838,500
                                                                                                 ------------
                                                                                                    2,799,411
                                                                                                 ------------
   Transportation 8.5%
/a/Atlantic Coast Airlines Holdings Inc. .......................................       95,000       2,061,500
/a/Midwest Express Holdings Inc. ...............................................      105,000       1,386,000
/a/OMI Corp. ...................................................................      410,000       1,681,000
   Overseas Shipholding Group Inc. .............................................       75,000       1,581,000
   Stolt Nielsen SA, ADR (Norway) ..............................................       93,200       1,304,800
   Teekay Shipping Corp. (Bahamas) .............................................       60,000       2,214,600
   Tidewater Inc. ..............................................................       33,500       1,102,820
                                                                                                 ------------
                                                                                                   11,331,720
                                                                                                 ------------
   Utilities 1.3%
   Northeast Utilities .........................................................       21,500         404,415
/a/Sierra Pacific Resources ....................................................      168,000       1,310,400
                                                                                                 ------------
                                                                                                    1,714,815
                                                                                                 ------------
   Total Common Stocks (Cost $108,606,858) .....................................                  117,084,382
                                                                                                 ------------
   Total Long Term Investments (Cost $110,098,989) .............................                  118,122,628
                                                                                                 ------------
/b/Short Term Investments 11.2%
   Franklin Institutional Fiduciary Trust Money Market Portfolio
     (Cost $14,812,033) ........................................................    4,812,033      14,812,033
                                                                                                 ------------
   Total Investments (Cost $124,911,022) 100.3% ................................                  132,934,661
   Other Assets, less Liabilities (.3)% ........................................                     (389,639)
                                                                                                 ------------
   Net Assets 100.0% ...........................................................                 $132,545,022
                                                                                                 ------------





/a/Non-income producing
/b/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2002 (unaudited)

                                                                        SHARES/
Franklin Technology Securities Fund                                     WARRANTS       VALUE
----------------------------------------------------------------------------------------------
Common Stocks and Warrants 94.5%
Commercial Services 4.5%
/a/Exult Inc............................................................  29,300     $ 190,450
   Omnicom Group Inc....................................................   2,100        96,180
/a/Sungard Data Systems Inc.............................................   6,000       158,880
                                                                                     ---------
                                                                                       445,510
                                                                                     ---------
/a/Consumer Durables 1.1%
   THQ Inc. ............................................................   3,600       107,352
                                                                                     ---------
/a/Consumer Services 2.3%
   eBay Inc.............................................................   1,900       117,078
   PayPal Inc...........................................................   5,400       109,085
                                                                                     ---------
                                                                                       226,163
                                                                                     ---------
   Electronic Technology 55.0%
/a/02Micro International Ltd. (Cayman Islands)..........................  13,400       138,690
/a/Apple Computer Inc...................................................   5,600        99,232
/a/Applied Materials Inc................................................  10,700       203,514
/a/ARM Holdings PLC, ADR (United Kingdom)...............................  19,700       128,444
/a/Avocent Corp.........................................................   9,900       157,608
/a/Cirrus Logic Inc.....................................................  15,300       114,597
/a/Cisco Systems Inc....................................................  13,400       186,930
/a/Dell Computer Corp...................................................   5,300       138,542
/a/DRS Technologies Inc.................................................   3,900       166,725
/a/Extreme Networks Inc.................................................  16,900       165,113
   Hewlett-Packard Co...................................................   9,100       139,048
/a/Integrated Circuit Systems Inc.......................................  13,500       272,565
/a/Integrated Device Technology Inc.....................................   6,600       119,724
   Intel Corp...........................................................   7,300       133,371
   International Business Machines Corp.................................   1,600       115,200
/a/Intersil Corp........................................................   6,300       134,694
/a/KLA-Tencor Corp......................................................   4,400       193,556
/a/L-3 Communications Holdings Inc......................................   1,200        64,800
/a/Lexmark International Inc............................................   2,600       141,440
   Linear Technology Corp...............                                   8,300       260,869
/a/Logitech International SA, ADR (Switzerland).........................   2,900       136,445
/a/Micrel Inc...........................................................  11,600       166,808
/a/Micron Technology Inc................................................   6,800       137,496
/a/Microtune Inc........................................................  12,000       106,920
/a/Network Appliance Inc................................................  19,000       235,790
/a/Novellus Systems Inc.................................................   4,000       136,000
/a/PLX Technology Inc...................................................  11,000        46,750
/a/QUALCOMM Inc.........................................................   4,900       134,701
/a/Semtech Corp.........................................................   4,900       130,830
/a/Taiwan Semiconductor Manufacturing Co. Ltd., wts., 8/23/02 (Taiwan)..  79,000       160,790
/a/Tektronix Inc........................................................   6,800       127,228
/a/Teradyne Inc.........................................................   5,600       131,600
   Texas Instruments Inc................................................   8,000       189,600
/a/ViaSat Inc..........................................................   18,400       155,112
/a/Western Digital Corp.................................................  41,100       133,575
/a/Xicor Inc............................................................  21,800        88,072
/a/Xilinx Inc...........................................................   8,200       183,926
                                                                                     ---------
                                                                                     5,476,305
                                                                                     ---------
/a/Finance 1.1%
   Investment Technology Group Inc.......................................  3,400       111,180
                                                                                     ---------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                        SHARES/
     Franklin Technology Securities Fund                                                WARRANTS      VALUE
--------------------------------------------------------------------------------------------------------------
     Common Stocks and Warrants (cont.)
  /a/Health Technology 3.7%
     Amgen Inc. ......................................................................    3,300     $  138,204
     Appelera Corp-Celera Genomics Group .............................................    4,700         56,400
     Cygnus Inc. .....................................................................   26,700         53,934
     MedImmune Inc. ..................................................................    4,705        124,212
                                                                                                    ----------
                                                                                                       372,750
                                                                                                    ----------
  /a/Producer Manufacturing 1.1%
     Mettler-Toledo International Inc. (Switzerland) .................................    2,900        106,923
                                                                                                    ----------
     Technology Services 25.7%
  /a/Accenture Ltd., A (Bermuda) .....................................................   12,300        233,700
  /a/Actuate Corp. ...................................................................   23,900        107,550
  /a/Affiliated Computer Services Inc., A ............................................    3,100        147,188
  /a/Altiris Inc. ....................................................................    7,300         37,902
  /a/Aspen Technology Inc. ...........................................................   13,500        112,590
  /a/Cadence Design Systems Inc. .....................................................    9,400        151,528
  /a/Concord EFS Inc. ................................................................    4,800        144,672
     Electronic Data Systems Corp. ...................................................    3,900        144,885
  /a/Hewitt Associates Inc. ..........................................................      300          6,990
  /a/Interwoven Inc. .................................................................   28,200         86,010
  /a/Intuit Inc. .....................................................................    5,200        258,544
  /a/Microsoft Corp. .................................................................    6,000        328,200
  /a/Netiq Corp. .....................................................................    7,700        174,251
  /a/Oracle Corp. ....................................................................   15,400        145,838
  /a/Quest Software Inc. .............................................................   11,600        168,548
  /a/VERITAS Software Corp. ..........................................................    6,500        128,635
  /a/webMethods Inc. .................................................................   18,100        179,191
                                                                                                    ----------
                                                                                                     2,556,222
                                                                                                    ----------
     Total Common Stocks and Warrants (Cost $11,566,617) .............................               9,402,405
                                                                                                     ---------
/a,b/Preferred Stocks
     Micro Photonix Integration Corp., pfd., C (Cost $8,740) .........................    1,384             --
                                                                                                    ----------
  /c/Short Term Investments 4.8%
     Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $475,092)....  475,092        475,092
                                                                                                    ----------
     Total Investments (Cost $12,050,449) 99.3% ......................................               9,877,497
     Other Assets, less Liabilities .7% ..............................................                  71,618
                                                                                                    ----------
     Net Assets 100.0% ...............................................................              $9,949,115
                                                                                                    ==========

/a/Non-income producing
/b/See Note 8 regarding restricted securities.
/c/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2002 (unaudited)

                                                                                       PRINCIPAL
   Franklin U.S. Government Fund                                                         AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------
   Mortgage-Backed Securities 78.1%

   Government National Mortgage Association (GNMA) - Fixed Rate 47.5%
   GNMA I, SF, 5.50%, 11/15/28 - 1/15/29 ............................................  $ 5,369,844    $  5,235,629
   GNMA II, 5.50%, 9/20/28 - 1/20/29 ................................................    2,257,287       2,181,395
   GNMA I, SF, 6.00%, 11/15/23 - 12/15/31 ...........................................   27,936,958      28,049,198
   GNMA II, 6.00%, 1/20/24 - 8/20/28 ................................................    5,736,166       5,744,682
/a/GNMA I, SF, 6.50%, 7/01/29 .......................................................   26,000,000      26,528,125
   GNMA I, SF, 6.50%, 5/15/23 - 4/15/32 .............................................   45,886,572      47,106,772
   GNMA II, 6.50%, 12/20/27 - 2/20/31 ...............................................   13,604,356      13,893,698
   GNMA I, SF, 7.00%, 3/15/22 - 3/15/32 .............................................   39,961,656      41,734,213
   GNMA I, SF, 7.25%, 11/15/25 ......................................................      645,965         682,829
   GNMA, PL, 7.25%, 5/15/22 - 8/15/22 ...............................................    2,039,125       2,170,897
   GNMA I, SF, 7.50%, 2/15/17 - 5/15/28 .............................................   12,164,988      12,945,515
   GNMA II, 7.50%, 11/20/16 - 11/20/26 ..............................................    7,693,850       8,155,351
   GNMA I, SF, 8.00%, 4/15/05 - 6/15/25 .............................................    6,618,382       7,132,466
   GNMA II, 8.00%, 7/20/16 - 8/20/26 ................................................      616,284         659,843
   GNMA I, SF, 8.25%, 4/15/25 .......................................................      287,056         309,063
   GNMA I, SF, 8.50%, 8/15/21 - 12/15/24 ............................................    1,612,118       1,751,499
   GNMA I, SF, 9.00%, 4/15/16 - 2/15/21 .............................................      934,857       1,032,932
   GNMA I, SF, 9.50%, 7/15/16 - 12/15/21 ............................................    1,498,296       1,679,473
   GNMA II, 9.50%, 4/20/25 ..........................................................      141,708         158,390
   GNMA I, SF, 10.00%, 8/15/17 - 8/15/21 ............................................    1,741,063       1,964,845
                                                                                                      ------------
                                                                                                       209,116,815
                                                                                                      ------------
   Federal National Mortgage Association (FNMA) - Fixed Rate 20.1%
   FNMA, 6.00%, 01/01/24 - 12/01/31 .................................................   40,208,487      40,195,597
/a/FNMA, 6.50%, 7/01/29 .............................................................    4,510,402       4,600,610
   FNMA, 6.50%, 1/01/24 - 6/01/24 ...................................................   30,909,233      31,722,878
   FNMA, 7.00%, 9/01/31 .............................................................    4,717,023       4,895,485
   FNMA, PL, 7.00%, 3/17/35 .........................................................    2,415,704       2,559,472
   FNMA, 7.50%, 4/01/23 - 8/01/25 ...................................................    2,158,143       2,280,736
   FNMA, 8.00%, 7/01/16 - 2/01/25 ...................................................    2,172,796       2,332,642
   FNMA, 8.50%, 10/01/19 - 2/01/22 ..................................................       87,324          94,502
                                                                                                      ------------
                                                                                                        88,681,922
                                                                                                      ------------
   Federal National Mortgage Association (FNMA) - Adjustable Rate 2.5%
   FNMA, Cap 12.49%, Margin 2.00% + CMT, Resets Annually, 5.942%, 2/01/19 ...........    1,419,780       1,457,460
   FNMA, Cap 12.819%, Margin 2.127% + CMT, Resets Annually, 5.922%, 9/01/18 .........    1,701,043       1,755,225
   FNMA, Cap 13.313%, Margin 2.126% + CMT, Resets Annually, 6.379%, 7/01/19 .........    1,708,388       1,766,712
   FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 5.924%, 1/01/18 .........    5,299,762       5,435,024
   FNMA, Cap 15.156%, Margin 2.284% + 3CMT, Resets Tri-Annually, 7.252%, 3/01/20 ....      711,233         744,294
                                                                                                      ------------
                                                                                                        11,158,715
                                                                                                      ------------
   Federal Home Loan Mortgage Corp. (FHLMC) - Fixed Rate 7.4%
   FHLMC, 6.00%, 8/01/25 - 2/01/32 ..................................................   16,593,823      16,639,270
   FHLMC, 6.50%, 6/01/08 - 9/01/31 ..................................................    1,096,431       1,149,116
   FHLMC, 7.00%, 4/01/24 - 2/01/31 ..................................................   10,929,476      11,370,317
   FHLMC, 7.50%, 11/01/22 - 5/01/24 .................................................    1,848,734       1,958,990
   FHLMC, 8.00%, 1/01/17 - 5/01/22 ..................................................      808,162         867,932
   FHLMC, 8.50%, 4/01/18 - 3/01/22 ..................................................      375,251         405,921
   FHLMC, 9.00%, 3/01/03 ............................................................       19,596          19,839
                                                                                                      ------------
                                                                                                        32,411,385
                                                                                                      ------------
   Federal Home Loan Mortgage Corp. (FHLMC) - Adjustable Rate .6%
   FHLMC, Cap 12.522%, Margin 2.105% + CMT, Resets Annually, 6.886%, 6/01/22 ........    1,116,644       1,153,068
   FHLMC, Cap 13.458%, Margin 2.195% + CMT, Resets Annually, 7.264%, 2/01/19 ........    1,451,329       1,503,502
                                                                                                      ------------
                                                                                                         2,656,570
                                                                                                      ------------
   Total Mortgage-Backed Securities (Cost $331,832,650)                                                344,025,407
                                                                                                      ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                 PRINCIPAL
   Franklin U.S. Government Fund                                   AMOUNT          VALUE
   ----------------------------------------------------------------------------------------
   Other Agency Securities 16.5%
   FICO Strip, Series 12, zero cpn., 12/06/14 ................  $13,569,000    $  6,341,038
   FICO Strip, Series 12, zero cpn., 6/06/14 .................    9,454,000       4,581,616
   FICO Strip, Series 16, zero cpn., 10/05/10 ................    4,745,000       3,027,395
   FICO Strip, zero cpn., 5/11/13 ............................   10,000,000       5,257,150
   Housing Urban Development, 96-A, 7.63%, 8/01/14 ...........    5,000,000       5,377,775
   Housing Urban Development, 96-A, 7.66%, 8/01/15 ...........    5,000,000       5,354,065
   Small Business Administration, 6.00%, 9/01/18 .............    8,200,105       8,414,489
   Small Business Administration, 6.45%, 12/01/15 ............    3,032,995       3,176,190
   Small Business Administration, 6.70%, 12/01/16 ............    3,415,075       3,607,611
   Small Business Administration, 6.85%, 7/01/17 .............    3,689,602       3,908,393
   Small Business Administration, Cap 10.85%, Margin Prime -
    .40%, Resets Quarterly, 5.6%, 6/25/19 ....................    1,738,791       1,859,385
   Small Business Administration, Cap 10.875%, Margin Prime -
    .125%, Resets Quarterly, 5.875%, 3/25/18 .................    1,815,531       1,949,551
   Student Loan Marketing Association, zero cpn., 5/15/14 ....   15,000,000       5,840,895
   Tennessee Valley Authority, zero cpn., 4/15/42 ............    6,000,000       3,232,140
   Tennessee Valley Authority, 5.88%, 4/01/36 ................   10,000,000      10,635,806
                                                                               ------------
   Total Other Agency Securities (Cost $67,676,214) ..........                   72,563,499
                                                                               ------------
   Total Long Term Investments (Cost $399,508,864) ...........                  416,588,906
                                                                                -----------
/b/Repurchase Agreement 12.0%
   Joint Repurchase Agreement, 1.903%, 7/01/02, (Maturity
    Value $52,686,398) (Cost $52,678,044) ....................   52,678,044      52,678,044
     ABN AMRO Inc. (Maturity Value $5,141,665)
     BNP Paribas Securities Corp. (Maturity Value $5,141,665)
     Barclays Capital Inc. (Maturity Value $5,141,665)
     Bear, Stearns & Co. Inc. (Maturity Value $4,570,546)
     Deutsche Banc Alex Brown Inc. (Maturity Value $4,570,546)
     Dresdner Kleinwort Wasserstein Securities LLC (Maturity
      Value $5,141,665)
     Goldman, Sachs & Co. (Maturity Value $5,141,665)
     Greenwich Capital Markets Inc. (Maturity Value $5,141,665)
     Lehman Brothers Inc. (Maturity Value $2,411,986)
     Morgan Stanley & Co. Inc. (Maturity Value $5,141,665)
     UBS Warburg LLC (Maturity Value $5,141,665)
     Collateralized by U.S. Treasury Bills, Notes, and Bonds,
      and U.S. Government Agency Securities
                                                                               ------------
   Total Investments (Cost $452,186,908) 106.6% ..............                  469,266,950
   Other Assets, less Liabilities (6.6)% .....................                  (28,929,950)
                                                                               ------------
   Net Assets 100.0% .........................................                 $440,337,000
                                                                               ============


/a/Sufficient collateral has been segregated for securities traded on a when-
   issued or delayed delivery basis.
/b/See Note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.                    183

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2002 (unaudited)

                                                      PRINCIPAL
   Franklin Zero Coupon Fund - 2005                    AMOUNT          VALUE
-------------------------------------------------------------------------------
   U.S. Government and Agency Securities 90.8%
   FHLB, Strip, A-1, 8/25/02 ....................... $ 1,000,000    $   996,932
   FHLB, Strip, A-1P, 2/25/04 ......................     800,000        757,791
   FICO, Strip, 3/26/05 ............................   5,000,000      4,504,785
   FICO, Strip, 5/11/05 ............................   3,500,000      3,131,436
   FICO, Strip, 10/06/05 ...........................  11,400,000     10,028,500
   FICO, Strip, 19, 12/06/05 .......................  10,000,000      8,729,100
   FNMA, Strip, 2/12/08 ............................     120,000         91,298
   FNMA, Strip, 1, 8/01/04 .........................     450,000        418,835
   FNMA, Strip, 1, 2/12/05 .........................   1,000,000        905,212
   FNMA, Strip, 1, 8/12/05 .........................     875,000        772,345
   FNMA, Strip, 1, 2/01/06 .........................   4,307,000      3,708,534
   FNMA, Strip, 1, 2/12/06 .........................     250,000        214,742
   FNMA, Strip, 1, 2/01/08 .........................   1,730,000      1,319,968
   FNMA, Strip, 9, 8/01/06 .........................     530,000        445,168
   REFCO, Strip, 1/15/06 ...........................   6,500,000      5,685,537
   REFCO, Strip, 4/15/06 ...........................   3,000,000      2,584,245
   Tennessee Valley Authority, Strip, 10/15/04 .....   6,200,000      5,693,820
   Tennessee Valley Authority, Strip, 4/15/05 ......   2,260,000      2,021,299
   Tennessee Valley Authority, Strip, 10/15/05 .....   1,000,000        874,756
   U.S. Treasury, Strip, 2/15/06 ...................     500,000        437,666
                                                                    -----------
   Total U.S. Government and Agency Securities
    (Cost $46,928,637) .............................                 53,321,969
                                                                    -----------
   Other Securities - AAA Rated 2.3%
   Exxon Capital Corp., 11/15/04 (Cost $1,264,246) .   1,500,000      1,370,681
                                                                    -----------
   Other Securities - A+ Rated 5.3%
   Diageo PLC, 1/06/04 (Cost $2,928,213) ...........   3,250,000      3,104,904
                                                                    -----------
   Total Long Term Investments (Cost $51,121,096) ..                 57,797,554
                                                                    -----------

/a/Repurchase Agreement 1.6%
   Joint Repurchase Agreement, 1.903%, 7/01/02,
    (Maturity Value $937,449) (Cost $ 937,300) .....     937,300        937,300
     ABN AMRO Inc. (Maturity Value $91,486)
     BNP Paribas Securities Corp. (Maturity
      Value $91,486)
     Barclays Capital Inc. (Maturity Value $91,486)
     Bear, Stearns & Co. Inc. (Maturity
      Value $81,324)
     Deutsche Banc Alex Brown Inc. (Maturity
      Value $81,324)
     Dresdner Kleinwort Wasserstein Securities LLC
      (Maturity Value $91,486)
     Goldman, Sachs & Co. (Maturity Value $91,486)
     Greenwich Capital Markets Inc. (Maturity
      Value $91,486)
     Lehman Brothers Inc. (Maturity Value $42,913)
     Morgan Stanley & Co. Inc. (Maturity
      Value $91,486)
     UBS Warburg LLC (Maturity Value $91,486)
       Collateralized by U.S. Treasury Bills, Notes,
        and Bonds, and U.S. Government Agency
        Securities
                                                                    -----------
   Total Investments (Cost $52,058,396) 100.0% .....                 58,734,854
   Other Assets, less Liabilities ..................                    (35,412)
                                                                    -----------
   Net Assets 100.0% ...............................                $58,699,442
                                                                    -----------


/a/See Note 1(c) regarding joint repurchase agreement.


184                    See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2002 (unaudited)

                                                               PRINCIPAL
Franklin Zero Coupon Fund - 2010                                AMOUNT         VALUE
---------------------------------------------------------------------------------------
   U.S. Government and Agency Securities 85.4%
   FICO, Strip, 19, 6/06/10 ................................. $ 9,800,000   $ 6,359,573
   FICO, Strip, A, 8/08/10 ..................................   7,000,000     4,502,526
   FNMA, Strip, 8/12/09 .....................................   1,975,000     1,358,772
   FNMA, Strip, 8/01/10 .....................................   8,250,000     5,308,223
   FNMA, Strip, 8/12/10 .....................................   1,230,000       790,141
   REFCO, Strip, 10/15/10 ...................................  10,000,000     6,569,610
   Sallie Mae, 5/15/14 ......................................   8,650,000     3,368,249
   Tennessee Valley Authority, Strip, 1/01/10 ...............     412,000       274,737
   Tennessee Valley Authority, Strip, 4/15/10 ...............  12,000,000     7,816,656
   Tennessee Valley Authority, Strip, 10/15/10 ..............   1,320,000       839,349
   Tennessee Valley Authority, Strip, 10/15/11 ..............   7,295,000     4,307,523
   U.S. Treasury, Strip, 2/15/11 ............................   6,000,000     3,893,160
                                                                            -----------
   Total U.S. Government and Agency Securities ($38,697,984).                45,388,519
                                                                            -----------
   Other Securities - AAA Rated 12.4%
   International Bank for Reconstruction and Development,
    2/15/11 .................................................   1,392,000       855,245
   International Bank for Reconstruction and Development,
    2/15/12 .................................................   2,800,000     1,604,680
   International Bank for Reconstruction and Development,
    2/15/13 .................................................   3,287,000     1,745,184
   International Bank for Reconstruction and Development,
    8/15/13 .................................................   4,100,000     2,099,278
   International Bank for Reconstruction and Development, 2,
    2/15/11 .................................................     500,000       307,200
                                                                             ----------
   Total Other Securities - AAA Rated (Cost $5,793,427) .....                 6,611,587
                                                                             ----------
   Total Long Term Investments (Cost $44,491,411) ...........                52,000,106
                                                                             ----------
/a/Repurchase Agreement .7%
   Joint Repurchase Agreement, 1.903%, 7/01/02, (Maturity
     Value $343,058) (Cost $343,004) ........................     343,004       343,004
     ABN AMRO Inc. (Maturity Value $33,479)
     BNP Paribas Securities Corp. (Maturity Value $33,479)
     Barclays Capital Inc. (Maturity Value $33,479)
     Bear, Stearns & Co. Inc. (Maturity Value $29,760)
     Deutsche Banc Alex Brown Inc. (Maturity Value $29,760)
     Dresdner Kleinwort Wasserstein Securities LLC (Maturity
      Value $33,479)
     Goldman, Sachs & Co. (Maturity Value $33,479)
     Greenwich Capital Markets Inc. (Maturity Value $33,479)
     Lehman Brothers Inc. (Maturity Value $15,709)
     Morgan Stanley & Co. Inc. (Maturity Value $33,479)
     UBS Warburg LLC (Maturity Value $33,476)
       Collateralized by U.S. Treasury Bills, Notes, and
        Bonds, and U.S. Government Agency Securities                        -----------
   Total Investments (Cost $44,834,415) 98.5% ...............                52,343,110
   Other Assets, less Liabilities 1.5% ......................                   799,866
                                                                            -----------
   Net Assets 100.0%                                                        $53,142,976
                                                                            ===========

/a/See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.                    185

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2002 (unaudited)

                                                                            SHARES/
     Mutual Discovery Securities Fund                        COUNTRY        WARRANTS      VALUE
     ---------------------------------------------------------------------------------------------
     Common Stocks and Other Equity Interests 78.1%
     Aerospace & Defense .1%
     Honeywell International Inc. ..................      United States        2,850    $  100,406
                                                                                        ----------
     Auto Components .7%
     Trelleborg AB, B ..............................          Sweden         114,341     1,125,936
                                                                                        ----------
     Automobiles .3%
     Ford Motor Co. ................................      United States       33,200       531,200
                                                                                        ----------
     Banks 5.4
  /a/Banca Nazionale del Lavoro SpA ................          Italy          224,600       391,502
     Bank of America Corp. .........................      United States       17,800     1,252,408
     Bank of Ireland ...............................      Irish Republic     106,925     1,328,431
  /a/Credit Suisse Group ...........................       Switzerland        37,000     1,174,702
     Danske Bank ...................................         Denmark          40,100       738,357
     DNB Holding ASA ...............................         Norway          296,400     1,615,442
     Fleet Boston Financial Corp. ..................      United States       51,700     1,672,495
     Gjensidige Norway Sparebank, 144A .............          Norway           3,400       125,955
     Greenpoint Financial Corp. ....................      United States        8,364       410,672
/a,c/Nippon Investment LLC .........................          Japan          477,000       512,823
                                                                                        ----------
                                                                                         9,222,787
                                                                                        ----------
     Beverages 4.5%
     Allied Domecq PLC .............................      United Kingdom     140,900       924,035
     Brown-Forman Corp., A .........................      United States        3,900       273,390
     Brown-Forman Corp., B .........................      United States       29,000     2,001,000
     Carlsberg AS, B ...............................         Denmark          50,700     2,655,685
     Coca-Cola West Japan Co. Ltd. .................          Japan           28,330       529,444
     Heineken Holding NV, A ........................       Netherlands        40,200     1,363,344
                                                                                        ----------
                                                                                         7,746,898
                                                                                        ----------
  /a/Biotechnology .1%
     Immunex Corp. .................................      United States        6,800       151,912
                                                                                        ----------
     Chemicals 2.7%
     Akzo Nobel NV .................................       Netherlands        38,900     1,693,827
     ChemFirst Inc. ................................      United States       24,600       704,790
     Solvay SA .....................................         Belgium          18,300     1,317,522
     Syngenta AG ...................................       Switzerland        14,240       855,883
                                                                                        ----------
                                                                                         4,572,022
                                                                                        ----------
     Commercial Services & Supplies 1.4%
  /a/Alderwoods Group Inc. .........................      United States       26,228       200,906
  /a/Cendant Corp. .................................      United States       51,800       822,584
  /a/Republic Services Inc. ........................      United States       44,100       840,987
     Waste Management Inc. .........................      United States       19,700       513,185
                                                                                        ----------
                                                                                         2,377,662
                                                                                        ----------
  /a/Computers & Peripherals
     DecisionOne Corp. .............................      United States        5,288        10,576
                                                                                        ----------
     Construction & Engineering 3.3%
     Acciona SA ....................................          Spain           13,000       567,344
     Actividades de Construcciones y Servicios SA ..          Spain           26,800       862,843
     Fomento de Construcciones y Contratas SA ......          Spain           18,300       446,403
     Grupo Dragados SA .............................          Spain           71,800     1,279,914
     Vinci SA ......................................          France          35,680     2,419,049
                                                                                        ----------
                                                                                         5,575,553
                                                                                        ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2002 (unaudited)

                                                                                                  SHARES/
   Mutual Discovery Securities Fund                                            COUNTRY           WARRANTS          VALUE
---------------------------------------------------------------------------------------------------------------------------
   Common Stocks and Other Equity Interests (cont.)
   Construction Materials 1.0%
   Ciments Francais SA ..................................................       France            19,100         $ 938,815
   RMC Group PLC ........................................................   United Kingdom        80,400           804,539
                                                                                                                ----------
                                                                                                                 1,743,354
                                                                                                                ----------
   Diversified Financials 5.3%
   Bear Stearns Cos. Inc ................................................    United States         9,912           606,614
   Brascan Corp., A .....................................................       Canada            64,100         1,474,692
   E-L Financial Corp. Ltd. .............................................       Canada             6,600         1,193,372
   Invik & Co. AB, B ....................................................       Sweden             8,086           237,553
   Irish Life & Permanent PLC ...........................................   Irish Republic       151,400         2,206,176
   JP Morgan Chase & Co .................................................    United States         9,240           313,421
   Pargesa Holdings SA ..................................................     Switzerland          1,047         2,156,964
/a/Principal Financial Group ............................................    United States        22,500           697,500
   Value Catalyst Fund Ltd ..............................................   Cayman Islands         1,815           204,442
                                                                                                                ----------
                                                                                                                 9,090,734
                                                                                                                ----------
   Diversified Telecommunication Services 1.7%
   BCE Inc ..............................................................       Canada            38,100           661,095
/a/McLeodUSA Inc., wts., 4/16/07 ........................................    United States        11,131             1,391
   Sprint Corp. FON Group ...............................................    United States       116,100         1,231,821
   Telephone & Data Systems Inc. ........................................    United States        15,800           956,690
                                                                                                                ----------
                                                                                                                 2,850,997
                                                                                                                ----------
   Electric Utilities 1.4%
   Constellation Energy Group Inc. ......................................     United States       12,600           369,684
   E.ON AG ..............................................................       Germany           18,600         1,083,788
   Endesa SA ............................................................        Spain            41,400           601,440
   Endesa SA, ADR .......................................................        Spain             2,800            40,096
/a/PG & E Corp ..........................................................    United States        13,400           239,726
                                                                                                                ----------
                                                                                                                 2,334,734
                                                                                                                -----------
   Electrical Equipment .3%
   Kidde PLC ............................................................   United Kingdom       396,490           519,741
                                                                                                                ----------
/a/Food & Drug Retailing 1.9%
   Kroger Co ............................................................    United States       115,200         2,292,480
   Safeway Inc. .........................................................    United States        31,500           919,485
                                                                                                                ----------
                                                                                                                 3,211,965
                                                                                                                ----------
   Food Products 5.7%
   Cadbury Schweppes PLC ................................................   United Kingdom       163,227         1,222,847
   Farmer Brothers Co ...................................................    United States         6,600         2,394,282
   Greencore Group PLC ..................................................   Irish Republic       241,100           690,517
   Groupe Danone ........................................................       France            12,900         1,773,406
   Lotte Confectionary Co. Ltd ..........................................    South Korea             470           255,121
   Nestle SA ............................................................    Switzerland           7,850         1,830,304
   Orkla ASA ............................................................       Norway            74,250         1,434,677
   Weetabix Ltd., A .....................................................   United Kingdom         1,200            44,357
                                                                                                                ----------
                                                                                                                 9,645,511
                                                                                                                ----------
   Health Care Providers & Services 1.5%
   CIGNA Corp. ..........................................................    United States         7,700           750,134
/a/Genesis Health Ventures Inc ..........................................    United States        13,881           278,869
/a/Kindred Healthcare Inc ...............................................    United States        28,754         1,219,126
/a/Kindred Healthcare Inc., Series A, wts., 4/20/06 .....................    United States         5,258            93,908
/a/Kindred Healthcare Inc., Series B, wts., 4/20/06 .....................    United States        13,145           192,998
                                                                                                                ----------
                                                                                                                 2,535,035
                                                                                                                ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                                       SHARES/
     Mutual Discovery Securities Fund                                                 COUNTRY          WARRANTS        VALUE
------------------------------------------------------------------------------------------------------------------------------
     Common Stocks and Other Equity Interests (cont.)
  /a/Hotels Restaurants & Leisure .4%
     Fine Host Corp. ........................................................      United States       49,920       $  494,208
     Moevenpick Holding AG ..................................................       Switzerland           526          196,157
                                                                                                                    ----------
                                                                                                                       690,365
                                                                                                                    ----------
     Household Products .6%
     Kimberly-Clark Corp. ...................................................      United States       17,000        1,054,000
                                                                                                                    ----------
     Insurance 7.3%
  /a/Alleghany Corp. ........................................................      United States        3,544          676,904
     Assurances Generales de France AGF .....................................         France            8,300          381,327
  /a/Berkshire Hathaway Inc., A .............................................      United States           45        3,006,000
  /a/Berkshire Hathaway Inc., B .............................................      United States          560        1,251,040
     Industrial Alliance Life Insurance Co ..................................         Canada            3,730          101,754
  /a/IPC Holdings Ltd. ......................................................         Bermuda          15,500          473,370
     MBIA Inc. ..............................................................      United States       17,700        1,000,581
/a,c/Montpelier Re Holdings Ltd. ............................................         Bermuda           1,070          105,502
     Muenchener Rueckversicherungs-Gesellschaft .............................         Germany           3,500          827,852
     Old Republic International Corp. .......................................      United States       31,100          979,650
/a,c/Olympus Re Holdings Ltd. ...............................................         Bermuda           2,140          228,317
  /a/Prudential Financial Inc. ..............................................      United States       13,000          433,680
  /a/Travelers Property Casualty ............................................      United States       23,050          407,985
     United Fire & Casualty Co. .............................................      United States       29,800        1,125,844
  /c/White Mountains Insurance Group Inc. (Restricted) ......................      United States        5,000        1,503,375
                                                                                                                    ----------
                                                                                                                    12,503,181
                                                                                                                    ----------
  /a/Machinery .9%
     Alfa Laval AB ..........................................................         Sweden           80,700          807,839
     Joy Global Inc. ........................................................      United States       39,109          693,794
                                                                                                                    ----------
                                                                                                                     1,501,633
                                                                                                                    ----------
     Marine .6%
     Koninklijke Nedlloyd Groep NV ..........................................       Netherlands        22,500          418,864
     Peninsular & Oriental Steam Navigation Co. .............................     United Kingdom      189,700          696,852
                                                                                                                    ----------
                                                                                                                     1,115,716
                                                                                                                    ----------
     Media 6.0%
     Astral Media Inc., A                                                             Canada           63,300          861,536
  /a/Hispanic Broadcasting Corp., A .........................................      United States        1,800           46,980
     Lagardere SCA ..........................................................         France           55,835        2,417,443
  /a/Liberty Media Corp., A .................................................      United States      137,400        1,374,000
     NV Holdingsmig de Telegraaf ............................................       Netherlands        45,878          857,245
     Omnicom Group Inc. .....................................................      United States        8,700          398,460
     Reuters Group PLC ......................................................     United Kingdom       16,900           89,644
     Scripps Co., A .........................................................      United States       23,500        1,809,500
     TVA Group Inc., B ......................................................         Canada           56,300          523,798
  /a/TVMAX Holdings Inc. ....................................................      United States        3,535           67,165
     Washington Post Co., B .................................................      United States        3,321        1,809,945
                                                                                                                    ----------
                                                                                                                    10,255,716
                                                                                                                    ----------
     Metals & Mining 1.6%
     Anglo American PLC .....................................................     United Kingdom       36,300          603,654
     Impala Platinum Holdings Ltd. ..........................................      South Africa        14,600          809,726
/a,c/International Steel Group ..............................................      United States           31          310,000
     Newmont Mining Corp. ...................................................      United States       37,700          992,641
                                                                                                                    ----------
                                                                                                                     2,716,021
                                                                                                                    ----------

  /a/Multiline Retail 1.2%
     Federated Department Stores Inc. .......................................      United States       50,600        2,008,820
                                                                                                                    ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                             SHARES/
     Mutual Discovery Securities Fund                                       COUNTRY          WARRANTS          VALUE
------------------------------------------------------------------------------------------------------------------------
     Common Stocks and Other Equity Interests (cont.)
     Multi-Utilities 1.3%
     Suez SA .......................................................         France            83,795        $ 2,234,401
                                                                                                             -----------
     Oil & Gas 3.5%
     Amerada Hess Corp. ............................................      United States         8,400            693,000
     BP PLC ........................................................     United Kingdom        58,500            491,319
     BP PLC, ADR ...................................................     United Kingdom         8,000            403,920
     Burlington Resources Inc. .....................................      United States         2,300             87,400
     Conoco Inc. ...................................................      United States        68,000          1,890,400
     Encana Corp., A ...............................................          Canada           36,178          1,110,851
     Pennzoil-Quaker State Co. .....................................      United States         5,100            109,803
  /a/Southwest Royalties Inc., A ...................................      United States         3,410            102,295
     Total Fina Elf SA, B ..........................................          France            1,324            214,966
     Total Fina Elf SA, B, ADR .....................................          France            9,670            782,303
                                                                                                             -----------
                                                                                                               5,886,257
                                                                                                             -----------
     Paper & Forest Products 2.9%
     Abitibi-Consolidated Inc. .....................................          Canada          119,600          1,102,500
     International Paper Co. .......................................      United States        13,400            583,972
     MeadWestvaco Corp. ............................................      United States        41,400          1,389,384
     Potlatch Corp. ................................................      United States        53,100          1,806,462
                                                                                                             -----------
                                                                                                               4,882,318
                                                                                                             -----------
     Pharmaceuticals 2.4%
     Bristol-Myers Squibb Co. ......................................      United States        15,300            393,210
     Daiichi Pharmaceutical Co. ....................................          Japan            59,300          1,083,489
     Merck & Co. Inc. ..............................................      United States        21,600          1,093,824
     Schering-Plough Corp. .........................................      United States        15,300            376,380
     Takeda Chemical Industries Ltd. ...............................          Japan            25,300          1,110,279
                                                                                                             -----------
                                                                                                               4,057,182
                                                                                                             -----------
     Real Estate 1.6%
     Fastighets AB Tornet ..........................................         Sweden            46,700            863,831
     iStar Financial Inc. ..........................................      United States        33,200            946,200
/a,c/Security Capital European Realty ..............................       Luxembourg          13,770            193,847
     Ventas Inc. ...................................................      United States        55,600            708,900
                                                                                                             -----------
                                                                                                               2,712,778
                                                                                                             -----------
     Road & Rail 1.3%
     Canadian National Railway Co. .................................         Canada            11,000            578,894
     Florida East Coast Industries Inc., A .........................      United States        25,200            637,560
     Florida East Coast Industries Inc., B .........................      United States         3,000             71,400
     Railtrack Group PLC ...........................................     United Kingdom       297,998          1,010,648
                                                                                                             -----------
                                                                                                               2,298,502
                                                                                                             -----------
  /a/Semiconductor Equipment & Products .2%
     Agere Systems Inc., A .........................................      United States       174,900            244,860
     Agere Systems Inc., B .........................................      United States        14,200             21,300
     Teradyne Inc. .................................................      United States         2,500             58,750
                                                                                                             -----------
                                                                                                                 324,910
                                                                                                             -----------
     Specialty Retail 1.0%
     GIB Group SA ..................................................        Belgium            44,900          1,720,067
                                                                                                             -----------
     Textiles & Apparel .1%
     Compagnie Financiere Richemont AG, Br., A .....................       Switzerland          8,500            193,331
                                                                                                             -----------

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Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                                     SHARES/
   Mutual Discovery Securities Fund                                                COUNTRY          WARRANTS         VALUE
------------------------------------------------------------------------------------------------------------------------------
   Common Stocks and Other Equity Interests (cont.)
   Tobacco 7.2%
   Altadis SA ..........................................................            Spain                3,300    $     67,235
   Altadis SA (Paris Listed) ...........................................            Spain              116,500       2,404,648
   British American Tobacco PLC ........................................        United Kingdom         262,400       2,819,742
   Gallaher Group PLC ..................................................        United Kingdom          79,370         744,026
   Gallaher Group PLC, ADR .............................................        United Kingdom           1,800          67,230
   Imperial Tobacco Group PLC ..........................................        United Kingdom         152,237       2,475,945
   ITC Ltd. ............................................................            India               58,468         765,732
   Korea Tobacco & Ginseng Corp. .......................................         South Korea            89,380       1,159,042
   Korea Tobacco & Ginseng Corp., GDR, 144A ............................         South Korea            36,250         235,263
   Philip Morris Cos. Inc. .............................................        United States           34,600       1,511,328
                                                                                                                  ------------
                                                                                                                    12,250,191
                                                                                                                  ------------
   Trading Companies & Distributors .4%
   Compania de Distribucion Intefral Logista SA ........................            Spain               35,300         648,436
                                                                                                                  ------------
   Transportation Infrastructure .3%
   Mersey Docks & Harbour Co. ..........................................        United Kingdom          64,530         583,766
                                                                                                                  ------------
   Total Common Stocks and Other Equity Interests (Cost $117,443,040) ..                                           132,984,614
                                                                                                                  ------------
   Preferred Stocks .4%
   Dyckerhoff AG, pfd. .................................................           Germany               5,503          75,597
/a/Genesis Health Ventures Inc., 6.00%, cvt. pfd. ......................        United States              162          16,119
   Henkel KGAA, pfd. ...................................................           Germany               7,800         536,146
/a/McLeodUSA Inc., cvt. pfd. ...........................................        United States            5,023          18,836
   United Fire & Casualty Co., cvt. pfd. ...............................        United States            5,300         147,234
                                                                                                                  ------------
   Total Preferred Stocks (Cost $737,753) ..............................                                               793,932
                                                                                                                  ------------

                                                                                                      PRINCIPAL
                                                                                                      AMOUNT/g/
                                                                                                      ---------
   Corporate Bonds & Notes 1.4%
   Alderwoods Group Inc.:
      11.00%, 1/02/07 ..................................................        United States         $ 52,600          53,126
      12.25%, 1/02/09 ..................................................        United States          280,600         290,421
   DecisionOne Corp., Term Loan ........................................        United States          193,761         164,697
   Eurotunnel Finance Ltd., Equity Note, 12/31/03 ......................        United Kingdom         113,009 GBP      83,543
   Eurotunnel PLC:
      12/31/25, Tier 3 .................................................        United Kingdom         234,024 GBP     235,430
      12/31/50, Resettable Advance R5 ..................................        United Kingdom         294,249 GBP     197,344
      Stabilization Facility S8, Tier 1 ................................        United Kingdom         169,325 GBP      70,976
      Stabilization Facility S8, Tier 2 ................................        United Kingdom         209,106 GBP      82,870
   Eurotunnel SA:
      12/31/25, Tier 3 (Libor) .........................................           France               82,595 EUR      53,021
      Stabilization Advance S6, Tier 1 (Pibor) .........................           France               36,555 EUR       9,928
      Stabilization Advance S6, Tier 2 (Libor) .........................           France               97,368 EUR      25,002
      Stabilization Advance S7, Tier 1 (Libor) .........................           France               71,413 EUR      19,395
   Intermedia Communications Inc.:
      8.50%, 1/15/08 ...................................................        United States           40,000          13,000
      8.60%, 6/01/08 ...................................................        United States           55,000          17,875
      9.50%, 3/01/09 ...................................................        United States           52,000          16,900
   Providian Financial Corp., senior note, cvt., zero cpn., 2/15/21 ....        United States          684,000         207,764
   Southwest Royalties Inc.,10.50%, 12/31/02 ...........................        United States          227,000         227,000
   Telewest Finance Ltd., cvt., 6.00%, 7/07/05 .........................        United Kingdom          90,000          63,352
   Tyco International Group SA:
      6.375%, 2/15/06 ..................................................          Luxembourg           400,000         322,500
      6.125%, 11/01/08 .................................................          Luxembourg           170,000         131,324
      6.125%, 1/15/09 ..................................................          Luxembourg            45,000          34,763

190

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                             PRINCIPAL
   Mutual Discovery Securities Fund                           COUNTRY         AMOUNT/g/            VALUE
-----------------------------------------------------------------------------------------------------------
   Corporate Bonds & Notes (cont.)

   Tyco International Ltd., cvt., zero cpn., 11/17/20 ...     Bermuda        $   125,000        $    77,436
                                                                                                ------------
   Total Corporate Bonds & Notes (Cost $2,364,354) ......                                         2,397,667
                                                                                                ------------
/b/Bonds & Notes In Reorganization 6.5%
   Adelphia Communications Corp.:
     9.25%, 10/01/02 ....................................  United States          76,000             30,020
     7.50%, 1/15/04 .....................................  United States          80,000             32,000
     10.50%, 7/15/04 ....................................  United States         124,000             50,220
     10.25%, 11/01/06 ...................................  United States         236,000             94,400
     9.875%, 3/01/07 ....................................  United States          56,000             22,680
     8.375%, 2/01/08 ....................................  United States         260,000            105,300
     7.75%, 1/15/09 .....................................  United States         153,000             61,200
     7.875%, 5/01/09 ....................................  United States          85,000             33,150
     9.375%, 11/15/09 ...................................  United States          60,000             24,600
     10.875%, 10/01/10 ..................................  United States          20,000              8,000
     10.25%, 6/15/11 ....................................  United States         194,000             80,510
     cvt., 6.00%, 2/15/06 ...............................  United States       1,056,000             95,040
     cvt., 3.25%, 5/01/21 ...............................  United States         123,000             11,070
   Aiken Cnty SC Indl Rev Ref Beloit, 6.00%, 12/01/11 ...  United States          20,000              1,260
   Century Communications Corp., zero cpn., 3/15/03 .....  United States         200,000             61,000
   Comdisco Inc.:
     6.13%, 8/01/01 .....................................  United States         339,000            279,675
     7.23%, 8/16/01 .....................................  United States          85,000             70,975
     6.375%, 11/30/01 ...................................  United States         196,000            158,760
     6.65%, 11/13/01 ....................................  United States          68,000             57,120
     6.00%, 1/30/02 .....................................  United States         406,000            339,010
     5.95%, 4/30/02 .....................................  United States         591,000            487,575
     6.125%, 1/15/03 ....................................  United States          78,000             64,740
     9.50%, 8/15/03 .....................................  United States         100,000             84,000
     Revolver ...........................................  United States         205,600            170,648
   Dow Corning Corp., 9.38%, 2/01/08 ....................  United States         300,000            561,000
   Enron Corp., 144A, 8.00%, 8/15/05 ....................  United States         104,000             20,800
   Enron Corp. Trust II, 144A, 7.375%, 5/15/06 ..........  United States          79,000             15,800
   Frontier Corp., 7.25%, 5/15/04 .......................  United States          45,000              5,625
   Genesis Health Ventures Inc., zero cpn., 9/15/04 .....  United States             155                155
   Global Crossing Holdings Ltd.:
     9.125%, 11/15/06 ...................................  United States         270,000              4,050
     9.625%, 5/15/08 ....................................  United States         135,000              2,025
     9.50%, 11/15/09 ....................................  United States         222,000              3,330
     Revolver ...........................................  United States         566,103            104,729
     Term Loan ..........................................  United States         400,000             74,000
   Global Crossing Ltd, 6.00% 10/15/03 ..................  United States          43,000              5,375
   Harnischfeger Industries Inc.:
     8.90%, 3/01/22 .....................................  United States         162,000              9,720
     8.70%, 6/15/22 .....................................  United States         159,000              9,540
     7.25%, 12/15/25 ....................................  United States         232,000             13,920
     6.875%, 2/15/27 ....................................  United States         216,000             12,960
     Revolver ...........................................  United States         250,450             15,027
   Laidlaw Inc.:
     7.70%, 8/15/02 .....................................      Canada            305,000            189,863
     7.05%, 5/15/03 .....................................      Canada            185,000            117,475
     6.65%, 10/01/04 ....................................      Canada             40,000             24,600
     7.875%, 4/15/05 ....................................      Canada            175,000            107,625
     6.50%, 5/01/05 .....................................      Canada            137,000             83,570
     7.65%, 5/15/06 .....................................      Canada            100,000             64,000
     6.70%, 5/01/08 .....................................      Canada            130,000             79,300
     8.75%, 4/15/25 .....................................      Canada            179,000            111,875
     6.72%, 10/01/27 ....................................      Canada            379,000            233,085
     Revolver ...........................................      Canada            852,321            551,878

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                PRINCIPAL
   Mutual Discovery Securities Fund                             COUNTRY          AMOUNT/g/           VALUE
-------------------------------------------------------------------------------------------------------------
/b/Bonds & Notes in Reorganization (cont.)
   Metromedia Fiber Network Inc.:
     14.00%, 3/15/07 ......................................  United States     $   880,000        $   237,600
     10.00%, 11/15/08 .....................................  United States         577,000              8,655
     senior note, 10.00%, 12/15/09 ........................  United States         575,000              8,625
     senior note, 10.00%, 12/15/09 ........................  United States         280,000 EUR          5,531
   NTL Communications Corp.:
     12.75%, 4/15/05 ......................................  United Kingdom        103,000             31,930
     9.25%, 11/15/06 ......................................  United Kingdom        220,000 EUR         65,181
     10.00%, 2/15/07 ......................................  United Kingdom        435,000            130,500
     12.375%, 2/01/08 .....................................  United Kingdom        240,000 EUR         71,107
     11.50%, 10/01/08 .....................................  United Kingdom        394,000            118,200
     9.875%, 11/15/09 .....................................  United Kingdom        310,000 EUR         91,846
     11.875%, 10/01/10 ....................................  United Kingdom        179,000             48,330
     cvt., 7.00%, 2/15/08 .................................  United Kingdom        455,000            116,025
     Series B, 12.375%, 10/01/08 ..........................  United Kingdom        151,000             30,955
     Series B, 9.75%, 4/15/09 .............................  United Kingdom        810,000 GBP        359,060
     Series B, 11.50%, 11/15/09 ...........................  United Kingdom        250,000 EUR         62,425
   NTL Inc.:
     9.75%, 4/01/08 .......................................  United Kingdom      1,482,000            400,140
     cvt., 5.75%, 12/15/09 ................................  United Kingdom        693,000            103,950
     Series B, 11.50%, 2/01/06 ............................  United Kingdom        363,000            108,900
     Series B, 9.50%, 4/01/08 .............................  United Kingdom        441,000 GBP        201,658
     Series B, 10.75%, 4/01/08 ............................  United Kingdom      1,215,000 GBP        555,589
   Owens Corning, Revolver ................................  United States         756,366            518,111
   PG & E Corp.:
     5.00%, 1/31/03 .......................................  United States          84,842             84,842
     7.375%, 11/01/05 .....................................  United States         853,000            857,265
     Commercial Paper, 1/18/01 ............................  United States          35,000             34,300
     Commercial Paper, 1/30/01 ............................  United States          18,000             17,640
     Commercial Paper, 2/16/01 ............................  United States          54,000             52,920
     FRN, 144A, 7.575%, 10/31/01 ..........................  United States         271,000            266,935
     MTN, 5.94%, 10/07/03 .................................  United States          44,000             40,920
   Port Seattle Wash Ref - Beloit Proj., 6.00%, 12/01/17 ..  United States          10,000                630
   Safety Kleen Corp.:
     9.25%, 5/15/09 .......................................  United States          31,000                930
     Revolver .............................................  United States         278,669            153,268
     Term Loan ............................................  United States          29,291 CAD          6,837
     Term Loan A ..........................................  United States         269,889            143,041
     Term Loan B ..........................................  United States         266,887            141,450
     Term Loan C ..........................................  United States         266,887            141,450
   Safety Kleen Services, 9.25%, 6/01/08 ..................  United States           3,000                 68
   Southern California Edison Co.:
     7.20%, 11/03/03 ......................................  United States         448,000            459,200
     6.375%, 1/15/06 ......................................  United States          25,000             24,125
     7.125%, 7/15/25 ......................................  United States          25,000             22,750
   Williams Communications Inc.:
     Term Loan ............................................  United States         186,159            130,311
     Term Loan A ..........................................  United States          75,433             52,803
   WorldCom Inc.:
     8.25%, 5/15/10 .......................................  United States         315,000             51,975
     7.375%, 1/15/11 ......................................  United States         617,000            123,400
     7.50%, 5/15/11 .......................................  United States         490,000             75,950
     8.25%, 5/15/31 .......................................  United States          25,000              4,063
   WorldCom Inc. - MCI Group:
     6.50%, 4/15/10 .......................................  United States          40,000             12,400
     7.125%, 6/15/27 ......................................  United States          20,000              7,000
                                                                                                  -----------
   Total Bonds & Notes in Reorganization (Cost $12,064,566)                                        11,025,071
                                                                                                  -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                      PRINCIPAL
   Mutual Discovery Securities Fund                                  COUNTRY          AMOUNT/g/         VALUE
-----------------------------------------------------------------------------------------------------------------
/b/Companies in Liquidation
   United Companies Financial Corp., Revolver ...............     United States      $ 1,199,266     $     11,993
                                                                                                     ------------
   Short Term Investments 15.1%
   Bradford and Bingley PLC, Commercial Paper, 7/15/02 ......     United Kingdom       5,000,000        4,995,800
   Federal Home Loan Bank, 1.855%, 9/23/02 ..................     United States        3,000,000        2,988,240
/d/Federal National Mortgage Association, 1.70% to 1.956%,
     with maturities to 8/05/02 .............................     United States       12,300,000       12,295,477
   Northern Rock PLC, Commercial Paper, 8/27/02 .............     United Kingdom       5,000,000        4,984,750
   U.S. Treasury Bill, 1.775%, 12/12/02 .....................     United States          500,000          496,242
                                                                                                     ------------
   Total Short Term Investments (Cost $25,759,173) ..........                                          25,760,509
                                                                                                     ------------
   Total Investments (Cost $158,368,886) 101.5% .............                                         172,973,786
   Securities Sold Short ....................................                                            (184,256)
   Net Equity in Forward Contracts (2.6)% ...................                                          (4,377,036)
   Other Assets, less Liabilities 1.1% ......................                                           1,939,862
                                                                                                     ------------
   Total Net Assets 100.0% ..................................                                        $170,352,356
                                                                                                     ============

/e/Securities Sold Short
   ISSUER                                                            COUNTRY            SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------
   Amgen Inc. ...............................................     United States         3,200        $    134,016
   Univision Communications Inc., A .........................     United States         1,600              50,240
                                                                                                     ------------
   Total Securities Sold Short (Proceeds $217,139) ..........                                        $    184,256
                                                                                                     ============


/f/Synthetic Equity Swaps (ses)                                                           VALUE AT     UNREALIZED
   ISSUER                                                            COUNTRY    SHARES     6/30/02        GAIN
-----------------------------------------------------------------------------------------------------------------
   Assa Abloy AB, ses., 138.82 ..............................         Sweden     6,719    $ 94,676        $ 6,588
   Assa Abloy AB, ses., 161.30 ..............................         Sweden     3,440      48,472         11,761
   Assa Abloy AB, ses., 161.59 ..............................         Sweden     4,099      57,758         14,888
   Assa Abloy AB, ses., 161.59 ..............................         Sweden     4,264      60,083         20,530
   Assa Abloy AB, ses., 163.05 ..............................         Sweden     5,688      80,147         14,146
   Assa Abloy AB, ses., 169.50 ..............................         Sweden       505       7,116          2,177
                                                                                          -----------------------
   Total Synthetic Equity Swaps                                                           $348,252        $70,090
                                                                                          =======================

Currency Abbreviations:
CAD - Canadian Dollar
EUR - European Unit
GBP - British Pound


/a/Non-income producing
/b/See Note 7 regarding defaulted securities.
/c/See Note 8 regarding restricted securities.
/d/See Note 1(h) regarding securities segregated with broker for securities sold short.
/e/See Note 1(h) regarding securities sold short.
/f/See Note 1(f) regarding synthetic equity swaps.
/g/The principal amount is stated in U.S. dollars unless otherwise indicated.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2002 (unaudited)

                                                                                      SHARES/
Mutual Shares Securities Fund                                        COUNTRY          WARRANTS          VALUE
----------------------------------------------------------------------------------------------------------------
     Common Stocks and Other Equity Interests 69.5%
     Aerospace & Defense .1%
     Honeywell International Inc. ............................    United States          31,800     $  1,120,314
                                                                                                    ------------
     Automobiles .4%
     Ford Motor Co. ..........................................    United States         201,000        3,216,000
                                                                                                    ------------
     Banks 6.3%
     Bank of America Corp. ...................................    United States         128,000        9,006,080
     Bank of Ireland .........................................    Irish Republic        364,350        4,526,668
  /a/Credit Suisse Group .....................................     Switzerland          136,550        4,335,285
     Fleet Boston Financial Corp. ............................    United States         371,600       12,021,260
     Greenpoint Financial Corp. ..............................    United States         105,394        5,174,845
/a,c/Nippon Investment LLC ...................................        Japan           1,148,000        1,234,215
     Sovereign Bancorp Inc. ..................................    United States         621,800        9,295,910
     U.S. Bancorp ............................................    United States         215,552        5,033,139
                                                                                                    ------------
                                                                                                      50,627,402
                                                                                                    ------------
     Beverages 1.7%
     Allied Domecq PLC .......................................    United Kingdom        655,600        4,299,483
     Brown-Forman Corp., A ...................................    United States           4,000          280,400
     Brown-Forman Corp., B ...................................    United States          85,100        5,871,900
     Pepsi Bottling Group Inc. ...............................    United States          96,100        2,959,880
                                                                                                    ------------
                                                                                                      13,411,663
                                                                                                    ------------

  /a/Biotechnology .1%
     Immunex Corp. ...........................................    United States          25,100          560,734
                                                                                                    ------------
     Chemicals 1.6%
     Akzo Nobel NV ...........................................     Netherlands          185,730        8,087,260
     Syngenta AG .............................................     Switzerland           75,295        4,525,542
                                                                                                    ------------
                                                                                                      12,612,802
                                                                                                    ------------
     Commercial Services & Supplies 1.9%
  /a/Alderwoods Group Inc. ...................................    United States          66,448          508,993
  /a/Cendant Corp. ...........................................    United States         341,677        5,425,831
  /a/Republic Services Inc. ..................................    United States         338,900        6,462,823
     Waste Management Inc. ...................................    United States         109,200        2,844,660
                                                                                                    ------------
                                                                                                      15,242,307
                                                                                                    ------------
  /a/Computers & Peripherals
     DecisionOne Corp. .......................................    United States          26,349           52,698
                                                                                                    ------------
     Construction Materials .8%
     Martin Marietta Materials Inc. ..........................    United States         162,200        6,325,800
                                                                                                    ------------
     Diversified Financials 1.9%
     Bear Stearns Cos. Inc. ..................................    United States          96,420        5,900,904
     Freddie Mac .............................................    United States          25,100        1,536,120
     JP Morgan Chase & Co. ...................................    United States         100,700        3,415,744
  /a/Principal Financial Group. ..............................    United States         141,200        4,377,200
                                                                                                    ------------
                                                                                                      15,229,968
                                                                                                    ------------
     Diversified Telecommunication Services 2.3%
     BCE Inc. ................................................       Canada             216,000        3,747,939
  /a/McLeodUSA Inc., wts., 4/16/07 ...........................    United States          47,355            5,919
     Sprint Corp. FON Group ..................................    United States         544,100        5,772,901
     TDC AS ..................................................       Denmark            107,400        2,969,888
     Telephone & Data Systems Inc. ...........................    United States         101,779        6,162,718
                                                                                                    ------------
                                                                                                      18,659,365
                                                                                                    ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                        SHARES/
     Mutual Shares Securities Fund                                  COUNTRY             WARRANTS         VALUE
------------------------------------------------------------------------------------------------------------------
     Common Stocks and Other Equity Interests (cont.)

     Electric Utilities 1.5%
     Constellation Energy Group Inc. ..........................    United States           45,900    $   1,346,706
     E.ON AG ..................................................       Germany              88,000        5,127,597
     Endesa SA ................................................        Spain              220,840        3,208,261
     Endesa SA, ADR ...........................................        Spain                5,000           71,600
  /a/PG & E Corp. .............................................    United States           43,800          783,582
     PPL Corp. ................................................    United States           44,300        1,465,444
                                                                                                     -------------
                                                                                                        12,003,190
                                                                                                     -------------
  /a/Electronic Equipment & Instruments .3%
     Thermo Electron Corp. ....................................    United States          115,300        1,902,450
                                                                                                     -------------
  /a/Food & Drug Retailing 2.3%
     Kroger Co. ...............................................    United States          711,200       14,152,880
     Safeway Inc. .............................................    United States          156,500        4,568,235
                                                                                                     -------------
                                                                                                        18,721,115
                                                                                                     -------------
     Food Products 2.5%
     Cadbury Schweppes PLC ....................................    United Kingdom         379,124        2,840,281
     Groupe Danone ............................................        France              51,400        7,066,129
     Nestle SA ................................................     Switzerland            25,300        5,898,942
     Orkla ASA ................................................        Norway             227,360        4,393,108
                                                                                                     -------------
                                                                                                        20,198,460
                                                                                                     -------------
     Health Care Providers & Services 1.5%
     CIGNA Corp. ..............................................    United States           59,200        5,767,264
  /a/Genesis Health Ventures Inc. .............................    United States           29,163          585,885
  /a/Health Net Inc., A .......................................    United States           82,965        2,220,973
  /a/Kindred Healthcare Inc. ..................................    United States           70,034        2,969,337
  /a/Kindred Healthcare Inc., Series A, wts., 4/20/06 .........    United States           12,897          230,340
  /a/Kindred Healthcare Inc., Series B, wts., 4/20/06 .........    United States           32,243          473,400
  /a/Rotech Healthcare Inc. ...................................    United States            1,457           43,346
  /a/Rotech Medical Corp. .....................................    United States            3,239               32
                                                                                                     -------------
                                                                                                        12,290,577
                                                                                                     -------------
     Hotels Restaurants & Leisure 1.9%
  /a/Fine Host Corp. ..........................................    United States          139,062        1,376,714
     P & O Princess Cruises PLC ...............................    United Kingdom         693,460        4,386,579
  /a/Park Place Entertainment Corp. ...........................    United States          912,900        9,357,225
                                                                                                     -------------
                                                                                                        15,120,518
                                                                                                     -------------
     Household Products .9%
  /a/Kimberly-Clark Corp. .....................................    United States          114,000        7,068,000
                                                                                                     -------------
     Insurance 8.2%
  /a/Alleghany Corp. ..........................................    United States           21,144        4,038,504
     Assurances Generales de France AGF .......................        France              34,800        1,598,815
  /a/Berkshire Hathaway Inc., A ...............................    United States              106        7,080,800
  /a/Berkshire Hathaway Inc., B ...............................    United States            5,312       11,867,008
     MBIA Inc. ................................................    United States           79,599        4,499,731
/a,c/Montpelier Re Holdings Ltd. ..............................        Bermuda              8,140          802,604
     Muenchener Rueckversicherungs-Gesellschaft ...............        Germany             15,375        3,636,636
     Old Republic International Corp. .........................    United States          213,700        6,731,550
/a,c/Olympus Re Holdings Ltd. .................................       Bermuda              16,280        1,736,913
     Partnerre Ltd. ...........................................       Bermuda              71,300        3,490,135
  /a/Prudential Financial Inc. ................................    United States           84,200        2,808,912
  /a/Travelers Property Casualty ..............................    United States          182,885        3,237,065
     White Mountains Insurance Group Inc. .....................    United States           32,451       10,270,742
  /c/White Mountains Insurance Group Inc. (Restricted) ........    United States           15,000        4,510,125
                                                                                                     -------------
                                                                                                        66,309,540
                                                                                                     -------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                        SHARES/
     Mutual Shares Securities Fund                                   COUNTRY            WARRANTS         VALUE
------------------------------------------------------------------------------------------------------------------
     Common Stocks and Other Equity Interests (cont.)

  /a/Machinery .3%
     Joy Global Inc. .........................................    United States           120,342    $   2,134,867
                                                                                                     -------------
     Marine .4%
     Peninsular & Oriental Steam Navigation Co. ..............    United Kingdom          819,840        3,011,637
                                                                                                     -------------
     Media 7.9%
     Dow Jones & Co. Inc. ....................................    United States            19,600          949,620
  /a/Fox Entertainment Group Inc., A .........................    United States           142,500        3,099,375
  /a/General Motors Corp., H .................................    United States           340,316        3,539,286
  /a/Hispanic Broadcasting Corp., A ..........................    United States             8,500          221,850
     Lagardere SCA ...........................................       France               288,997       12,512,472
  /a/Liberty Media Corp., A ..................................    United States         1,079,480       10,794,800
     Meredith Corp. ..........................................    United States           102,159        3,917,798
     Omnicom Group Inc. ......................................    United States            43,700        2,001,460
     Scripps Co., A ..........................................    United States           175,916       13,545,532
  /a/TVMAX Holdings Inc. .....................................    United States             7,459          141,721
     Washington Post Co., B ..................................    United States            24,524       13,365,580
                                                                                                     -------------
                                                                                                        64,089,494
                                                                                                     -------------
     Metals & Mining .7%
     Anglo American PLC ......................................    United Kingdom          166,000        2,760,510
     Anglo American PLC, ADR .................................    United Kingdom              200            3,270
/a,c/International Steel Group ...............................    United States               150        1,500,000
     Newmont Mining Corp. ....................................    United States            57,500        1,513,975
                                                                                                     -------------
                                                                                                         5,777,755
                                                                                                     -------------
     Multiline Retail 2.4%
  /a/Federated Department Stores Inc. ........................    United States           361,754       14,361,634
     May Department Stores Co. ...............................    United States           162,100        5,337,953
                                                                                                     -------------
                                                                                                        19,699,587
                                                                                                     -------------
     Multi-Utilities .8%
     Suez SA .................................................        France              252,885        6,743,200
                                                                                                     -------------
     Oil & Gas 3.0%
     Amerada Hess Corp. ......................................    United States            39,900        3,291,750
     BP PLC ..................................................    United Kingdom          347,700        2,920,201
     BP PLC, ADR .............................................    United Kingdom           26,500        1,337,985
     Burlington Resources Inc. ...............................    United States           137,600        5,228,800
     Conoco Inc. .............................................    United States           396,683       11,027,787
     Pennzoil-Quaker State Co. ...............................    United States            15,900          342,327
  /a/Southwest Royalties Inc., A .............................    United States             6,820          204,590
                                                                                                     -------------
                                                                                                        24,353,440
                                                                                                     -------------
     Paper & Forest Products 3.3%
     Abitibi-Consolidated Inc. ...............................        Canada              843,792        7,778,265
     International Paper Co. .................................    United States           205,800        8,968,764
     MeadWestvaco Corp. ......................................    United States           290,500        9,749,180
                                                                                                     -------------
                                                                                                        26,496,209
                                                                                                     -------------
     Pharmaceuticals 3.8%
     Bristol-Myers Squibb Co. ................................    United States            71,400        1,834,980
     Daiichi Pharmaceutical Co. ..............................        Japan               317,500        5,801,143
     ICN Pharmaceuticals Inc. ................................    United States           345,500        8,364,555
     Merck & Co. Inc. ........................................    United States           152,400        7,717,536
     Schering-Plough Corp. ...................................    United States            78,600        1,933,560
     Takeda Chemical Industries Ltd. .........................        Japan               121,200        5,318,805
                                                                                                     -------------
                                                                                                        30,970,579
                                                                                                     -------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                        SHARES/
Mutual Shares Securities Fund                                        COUNTRY            WARRANTS         VALUE
------------------------------------------------------------------------------------------------------------------
     Common Stocks and Other Equity Interests (cont.)
     Real Estate 1.7%
  /a/Alexander's Inc. ........................................    United States             8,000     $    614,400
  /a/Canary Wharf Group PLC ..................................    United Kingdom        1,290,698        8,754,696
/a,c/Security Capital European Realty ........................      Luxembourg             27,030          380,515
     St. Joe Co. .............................................    United States            80,500        2,416,610
     Ventas Inc. .............................................    United States            97,800        1,246,950
                                                                                                      ------------
                                                                                                        13,413,171
                                                                                                      ------------
     Road & Rail 1.3%
     Burlington Northern Santa Fe Corp. ......................    United States            96,600        2,898,000
     Canadian National Railway Co. ...........................       Canada                34,800        1,831,410
     Canadian National Railway Co., ADR ......................       Canada                 6,200          321,160
     Florida East Coast Industries Inc., A ...................    United States           142,600        3,607,780
     Florida East Coast Industries Inc., B ...................    United States            28,413          676,229
     Railtrack Group PLC .....................................    United Kingdom          357,395        1,212,090
                                                                                                      ------------
                                                                                                        10,546,669
                                                                                                      ------------
  /a/Semiconductor Equipment & Products .5%
     Agere Systems Inc., A ...................................    United States         1,179,200        1,650,880
     Agere Systems Inc., B ...................................    United States           144,800          217,200
     Integrated Device Technology Inc. .......................    United States           115,800        2,100,612
     Teradyne Inc. ...........................................    United States            11,400          267,900
                                                                                                      ------------
                                                                                                         4,236,592
                                                                                                      ------------
  /a/Software .7%
     BMC Software Inc. .......................................    United States           362,200        6,012,520
                                                                                                      ------------
     Textiles & Apparel .3%
     Compagnie Financiere Richemont AG, A ....................     Switzerland             19,700          448,073
  /a/Jones Apparel Group Inc. ................................    United States            51,100        1,916,250
                                                                                                      ------------
                                                                                                         2,364,323
                                                                                                      ------------
     Tobacco 5.8%
     Altadis SA ..............................................        Spain               616,195       12,718,728
     Altadis SA (Paris Listed) ...............................        Spain                60,400        1,230,596
     British American Tobacco PLC ............................    United Kingdom        1,333,956       14,334,649
     British American Tobacco PLC, ADR .......................    United Kingdom            6,300          134,820
     Gallaher Group PLC ......................................    United Kingdom          203,707        1,909,578
     Gallaher Group PLC, ADR .................................    United Kingdom            4,500          168,075
     Philip Morris Cos. Inc. .................................    United States           208,870        9,123,442
     UST Inc. ................................................    United States           203,941        6,933,994
                                                                                                      ------------
                                                                                                        46,553,882
                                                                                                      ------------
  /a/Wireless Telecommunication Services .4%
     AT&T Wireless Services Inc. .............................    United States           525,582        3,074,655
     U.S. Cellular Corp. .....................................    United States            19,300          491,185
                                                                                                      ------------
                                                                                                         3,565,840
                                                                                                      ------------
     Total Common Stocks and Other Equity
       Interests (Cost $518,887,659) .........................                                         560,642,668
                                                                                                      ------------
     Preferred Stocks .3%
  /a/Genesis Health Ventures Inc., 6.00%, cvt. pfd. ..........    United States               339           33,731
     Henkel KGAA, pfd. .......................................       Germany               32,200        2,213,320
  /a/McLeodUSA Inc., cvt. pfd. ...............................    United States            21,372           80,145
                                                                                                      ------------
     Total Preferred Stocks (Cost $2,081,036) ................                                           2,327,196
                                                                                                      ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                               PRINCIPAL
     Mutual Shares Securities Fund                                              COUNTRY         AMOUNT*            VALUE
--------------------------------------------------------------------------------------------------------------------------------
     Corporate Bonds & Notes 1.3%
     Alderwoods Group Inc.:
       11.00%, 1/02/07 ...................................................   United States   $    156,500      $      158,065
       12.25%, 1/02/09 ...................................................   United States        655,400             678,339
     DecisionOne Corp., Term Loan ........................................   United States        965,638             820,793
     Eurotunnel Finance Ltd., Equity Note, 12/31/03 ......................   United Kingdom       286,406 GBP         211,729
     Eurotunnel PLC:
       12/31/25, Tier 3 ..................................................   United Kingdom       531,240 GBP         534,430
       12/31/50, Resettable Advance R5 ...................................   United Kingdom       583,367 GBP         391,247
       PTC loan note, zero cpn., 4/30/40 .................................   United Kingdom        58,000 GBP          32,268
       Stabilization Advance S8, Tier 1 ..................................   United Kingdom       220,793 GBP          92,550
       Stabilization Advance S8, Tier 2 ..................................   United Kingdom       242,751 GBP          96,203
     Eurotunnel SA:
       5.28%, 12/31/25, Tier 3 (Pibor) ...................................       France            84,795 EUR          54,433
       12/31/25, Tier 3 (Libor) ..........................................       France           619,054 EUR         397,394
       12/31/50, Resettable Advance R4 ...................................       France           495,703 EUR         215,404
       Stabilization Advance S6, Tier 1 (Pibor) ..........................       France            74,647 EUR          20,273
       Stabilization Advance S6, Tier 2 (Libor) ..........................       France           195,700 EUR          50,251
       Stabilization Advance S7, Tier 1 (Libor) ..........................       France           109,282 EUR          29,680
     HIH Capital Ltd., cvt., 144A, 7.50%, 9/25/06 ........................   United Kingdom     1,235,000             389,025
     Intermedia Communications Inc.:
       8.50%, 1/15/08 ....................................................   United States        185,000              60,125
       8.60%, 6/01/08 ....................................................   United States        255,000              82,875
       9.50%, 3/01/09 ....................................................   United States        240,000              78,000
     Providian Financial Corp., senior note, cvt., zero cpn., 2/15/21 ....   United States      2,717,000             825,289
     Southwest Royalties Inc., 10.50%, 6/30/04 ...........................   United States        454,000             454,000
     Telewest Finance Ltd., cvt., 6.00%, 7/07/05 .........................   United Kingdom       406,000             285,787
     Tyco International Group SA:
       6.375%, 2/15/06 ...................................................     Luxembourg       1,835,000           1,479,469
       6.125%, 11/01/08 ..................................................     Luxembourg         790,000             610,275
       6.125%, 1/15/09 ...................................................     Luxembourg         205,000             158,363
     Tyco International Ltd., cvt., zero cpn., 11/17/20 ..................      Bermuda           595,000             368,597
     Xerox Credit Corp.:
       .80%, 12/16/02 ....................................................   United States    100,000,000 JPY         784,248
       1.50%, 6/06/05 ....................................................   United States    200,000,000 JPY       1,176,372
                                                                                                                -------------
     Total Corporate Bonds & Notes (Cost $11,122,610) ....................                                         10,535,484
                                                                                                                -------------
  /b/Bonds & Notes In Reorganization 5.2%
     Adelphia Communications Corp.:
       9.25%, 10/01/02 ...................................................   United States        365,000             144,175
       7.50%, 1/15/04 ....................................................   United States        350,000             140,000
       10.50%, 7/15/04 ...................................................   United States        577,000             233,685
       10.25%, 11/01/06 ..................................................   United States      1,078,000             431,200
       9.875%, 3/01/07 ...................................................   United States        265,000             107,325
       8.375%, 2/01/08 ...................................................   United States      1,188,000             481,140
       7.75%, 1/15/09 ....................................................   United States        711,000             284,400
       7.875%, 5/01/09 ...................................................   United States        383,000             149,370
       9.375%, 11/15/09 ..................................................   United States        280,000             114,800
       10.875%, 10/01/10 .................................................   United States         90,000              36,000
       10.25%, 6/15/11 ...................................................   United States        903,000             374,745
       cvt., 6.00%, 2/15/06 ..............................................   United States      4,861,000             437,490
       cvt., 3.25%, 5/01/21 ..............................................   United States        565,000              50,850
     Aiken Cnty SC Indl Rev Ref Beloit, 6.00%, 12/01/11 ..................   United States         45,000               2,835
     Century Communications Corp., zero cpn., 3/15/03 ....................   United States        900,000             274,500

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                     PRINCIPAL
   Mutual Shares Securities Fund                                     COUNTRY         AMOUNT/g/            VALUE
------------------------------------------------------------------------------------------------------------------
/b/Bonds & Notes In Reorganization (cont.)

   Comdisco Inc.:
      6.13%, 8/01/01 ..........................................   United States     $ 1,460,000        $ 1,204,500
      7.23%, 8/16/01 ..........................................   United States         255,000            212,925
      6.65%, 11/13/01 .........................................   United States         200,000            168,000
      6.375%, 11/30/01 ........................................   United States         871,000            705,510
      6.00%, 1/30/02 ..........................................   United States       1,664,000          1,389,440
      5.95%, 4/30/02 ..........................................   United States       2,251,000          1,857,075
      6.125%, 1/15/03 .........................................   United States         374,000            310,420
      9.50%, 8/15/03 ..........................................   United States         398,000            334,320
      Revolver ................................................   United States         710,000            589,300
   Dow Corning Corp.:
      9.375%, 2/01/08 .........................................   United States         550,000          1,028,500
      Bank Claim ..............................................   United States         100,000            145,000
   Enron Corp., 144A, 8.00%, 8/15/05 ..........................   United States         385,000             77,000
   Enron Corp. Trust II, 144A, 7.375%, 5/15/06 ................   United States         277,000             55,400
   Frontier Corp., 7.25%, 5/15/04 .............................   United States         185,000             23,125
   Genesis Health Ventures Inc., zero cpn., 9/15/04 ...........   United States             325                325
   Global Crossing Holdings Ltd.:
      9.125, 11/15/06 .........................................   United States       1,135,000             17,025
      9.625%, 5/15/08 .........................................   United States         550,000              8,250
      9.50%, 11/15/09 .........................................   United States         915,000             13,725
      Revolver ................................................   United States       2,370,183            438,483
      Term Loan ...............................................   United States       1,675,000            309,875
   Global Crossing Ltd, 6.00% 10/15/03 ........................   United States         200,000             25,000
   Harnischfeger Industries Inc.:
      8.90%, 3/01/22 ..........................................   United States         410,000             24,600
      8.70%, 6/15/22 ..........................................   United States         360,000             21,600
      7.25%, 12/15/25 .........................................   United States         519,000             31,140
      6.875%, 2/15/27 .........................................   United States         463,000             27,780
      Revolver ................................................   United States         603,475             36,209
   Integrated Health Services Inc.:
      Revolver ................................................   United States         857,956             81,506
      Tranche B, Term Loan ....................................   United States         633,412             60,174
      Tranche C, Term Loan ....................................   United States          78,652              7,472
   Laidlaw Inc.:
      7.70%, 8/15/02 ..........................................       Canada            689,000            428,903
      7.05%, 5/15/03 ..........................................       Canada            420,000            266,700
      6.65%, 10/01/04 .........................................       Canada            174,000            107,010
      7.875%, 4/15/05 .........................................       Canada            385,000            236,775
      6.50%, 5/01/05 ..........................................       Canada            330,000            201,300
      7.65%, 5/15/06 ..........................................       Canada            240,000            153,600
      6.70%, 5/01/08 ..........................................       Canada            295,000            179,950
      8.75%, 4/15/25 ..........................................       Canada            361,000            225,625
      6.72%, 10/01/27 .........................................       Canada            835,000            513,525
      Revolver ................................................       Canada          1,622,401          1,050,505
   Metromedia Fiber Network Inc.:
      14.00%, 3/15/07 .........................................   United States       2,897,000            782,190
      10.00%, 11/15/08 ........................................   United States       2,297,000             34,455
      senior note, 10.00%, 12/15/09 ...........................   United States       2,418,000             36,270
      senior note, 10.00%, 12/15/09 ...........................   United States       1,085,000 EUR         21,431
   NTL Communications Corp.:
      12.75%, 4/15/05 .........................................   United Kingdom        347,000            107,570
      9.25%, 11/15/06 .........................................   United Kingdom      3,755,000 EUR      1,112,527
      10.00%, 2/15/07 .........................................   United Kingdom        720,000            216,000
      12.375%, 2/01/08 ........................................   United Kingdom        590,000 EUR        174,804
      11.50%, 10/01/08 ........................................   United Kingdom      1,892,000            567,600
      9.875%, 11/15/09 ........................................   United Kingdom      3,887,000 EUR      1,151,635
      11.875%, 10/01/10 .......................................   United Kingdom        485,000            130,950
      cvt., 7.00%, 02/15/08 ...................................   United Kingdom      1,807,000            460,785
      Series B, 12.375%, 10/01/08 .............................   United Kingdom        540,000            110,700

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                                  PRINCIPAL
   Mutual Shares Securities Fund                                                   COUNTRY        AMOUNT/g/            VALUE
-------------------------------------------------------------------------------------------------------------------------------
/b/Bonds & Notes In Reorganization (cont.)
   NTL Communications Corp. (cont.)
     Series B, 9.75%, 4/15/09 ...............................................   United Kingdom     8,985,000 GBP   $  3,982,907
     Series B, 11.50%, 11/15/09 .............................................   United Kingdom     4,900,000 EUR      1,223,529
   NTL Inc.:
     9.75%, 4/01/08 .........................................................   United Kingdom     6,484,000          1,750,680
     cvt., 5.75%, 12/15/09 ..................................................   United Kingdom     2,794,000            419,100
     Series B, 11.50%, 2/01/06 ..............................................   United Kingdom     1,349,000            404,700
     Series B, 9.50%, 4/01/08 ...............................................   United Kingdom       565,000 GBP        258,361
     Series B, 10.75%, 4/01/08 ..............................................   United Kingdom     4,849,000 GBP      2,217,327
   Owens Corning, Revolver ..................................................   United States      2,360,480          1,616,929
   PG & E Corp.:
     5.00%, 1/31/03 .........................................................   United States        225,438            225,438
     7.375%, 11/01/05 .......................................................   United States      2,269,000          2,280,345
     Commercial Paper, 1/18/01 ..............................................   United States         92,000             90,160
     Commercial Paper, 1/30/01 ..............................................   United States         45,000             44,100
     Commercial Paper, 2/16/01 ..............................................   United States        136,000            133,280
     FRN, 144A, 7.575%, 10/31/01 ............................................   United States        610,000            600,850
     MTN, 5.94%, 10/07/03 ...................................................   United States        115,000            106,950
   PIV Investment Finance (Cayman) Ltd., 12/01/00 ...........................     Hong Kong       12,200,000          1,647,000
   Port Seattle Wash Ref - Beloit Proj., 6.00%, 12/01/17 ....................   United States         20,000              1,260
   Safety Kleen Corp.:
     9.25%, 5/15/09 .........................................................   United States         63,000              1,890
     Revolver ...............................................................   United States        530,484            291,766
     Term Loan ..............................................................   United States         55,747 CAD         19,790
     Term Loan A ............................................................   United States        516,275            273,626
     Term Loan B ............................................................   United States        510,705            270,674
     Term Loan C ............................................................   United States        510,705            270,674
   Safety Kleen Services, 9.25%, 6/01/08 ....................................   United States          5,000                113
   Southern California Edison Co:
     7.20%, 11/03/03 ........................................................   United States      1,236,000          1,266,900
     6.375%, 1/15/06 ........................................................   United States         65,000             62,725
     7.125%, 7/15/25 ........................................................   United States         55,000             50,050
   Williams Communications Inc.:
     Term Loan ..............................................................   United States        793,640            555,548
     Term Loan A ............................................................   United States        321,446            225,012
   WorldCom Inc.:
     8.25%, 5/15/10 .........................................................   United States      1,445,000            238,425
     7.375%, 1/15/11 ........................................................   United States      2,897,000            579,400
     7.50%, 5/15/11 .........................................................   United States      2,220,000            344,100
     8.25%, 5/15/31 .........................................................   United States        105,000             17,063
   WorldCom Inc. - MCI Group:
     6.50%, 4/15/10 .........................................................   United States        190,000             58,900
     7.125%, 6/15/27 ........................................................   United States        100,000             35,000
                                                                                                                   ------------
Total Bonds & Notes in Reorganization (Cost $48,314,863) ....................                                        42,301,576
                                                                                                                   ------------
/b/Companies In Liquidation
   Peregrine Investments Holdings Ltd., zero cpn., 1/22/98 ..................     Hong Kong        5,000,000 JPY          2,712
   United Companies Financial Corp., Revolver ...............................   United States      2,450,427             24,504
                                                                                                                   ------------
   Total Companies in Liquidation ...........................................                                            27,216
                                                                                                                   ------------
   Government Agencies 23.0%
   Federal Home Loan Bank, 1.613% to 2.166%, with maturities to 1/31/03 .....   United States     30,768,000         30,704,815
/d/Federal Home Loan Mortgage Corp., 1.757% to 2.455%, with
     maturities to 4/02/03 ..................................................   United States     53,730,000         53,408,711
   Federal National Mortgage Association, 1.700% to 2.457% with
     maturities to 5/30/03 ..................................................   United States     95,100,000        100,014,521
   U.S. Treasury Bills, 1.775%, 12/12/02 ....................................   United States      1,000,000            992,483
                                                                                                                   ------------
   Total Government Agencies (Cost $184,887,141) ............................                                       185,120,530
                                                                                                                   ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   Mutual Shares Securities Fund                                    COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
/e/Short Term Investments (Cost $15,654,548) 1.9%
   Franklin Institutional Fiduciary Trust Money
     Market Portfolio .........................................  United States     15,654,548     $ 15,654,548
                                                                                                  ------------
   Total Investments (Cost $780,947,857) 101.2% ...............                                    816,609,218
   Options Written ............................................                                        (22,770)
   Securities Sold Short (.1)% ................................                                       (686,928)
   Net Equity in Forward Contracts (1.2)% .....................                                    (10,198,358)
   Other Assets, less Liabilities .1% .........................                                      1,042,405
                                                                                                  ------------
   Total Net Assets 100.0% ....................................                                   $806,743,567
                                                                                                  ============


/f/Securities Sold Short
   ISSUER                                                           COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
   Amgen Inc. .................................................  United States       11,004       $    460,848
   Univision Communications Inc., A ...........................  United States        7,200            226,080
                                                                                                  ------------
   Total Securities Sold Short (Proceeds $786,158) ............                                   $    686,928
                                                                                                  ============


   Options Written
   ISSUER                                                           COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
   Integrated Device Technology Inc., August/17.5/Puts ........  United States           46       $      8,740
   Integrated Device Technology Inc., July/17.5/Puts ..........  United States           23              2,760
   Integrated Device Technology Inc., July/20.0/Puts ..........  United States           46             11,270
                                                                                                  ------------
   Total Options Written (Premiums received $19,295) ..........                                   $     22,770
                                                                                                  ============

Currency Abbreviations:
CAD - Canadian Dollar
EUR - European Unit
GBP - British Pound
JPY - Japanese Yen




/a/Non-income producing
/b/See Note 7 regarding defaulted securities.
/c/See Note 8 regarding restricted securities.
/d/See Note 1(h) regarding securities segregated with broker for securities sold short.
/e/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.
/f/See Note 1(h) regarding securities sold short.
/g/The principal amount is stated in U.S. dollars unless otherwise indicated.


                       See notes to financial statements.                    201

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2002 (unaudited)

                                                                                                 SHARES/
   Templeton Developing Markets Securities Fund                          INDUSTRY                RIGHTS                 VALUE
--------------------------------------------------------------------------------------------------------------------------------
   Long Term Investments 96.2%
   Argentina .9%
/a/Molinos Rio de la Plata SA, B .............................         Food Products              908,159            $ 1,172,741
/a/Perez Companc SA, B, ADR ..................................           Oil & Gas                 45,200                257,640
   Quilmes Industrial SA, B, ADR .............................           Beverages                159,795              1,562,795
                                                                                                                     -----------
                                                                                                                       2,993,176
                                                                                                                     -----------
   Austria 2.9%
   BBAG Oesterreichische Brau-Beteiligungs AG ................           Beverages                  22,030             1,251,012
   Erste Bank Der Oester Sparkassen AG .......................             Banks                    14,140             1,010,339
/a/Erste Bank Der Oester Sparkassen AG, rts., 7/09/02 ........             Banks                    17,380                    --
   Mayr-Melnhof Karton AG ....................................    Containers & Packaging            12,774               921,314
   OMV AG ....................................................           Oil & Gas                  56,595             5,561,352
   Wienerberger Baustoffindustrie AG .........................       Building Products              42,600               746,771
                                                                                                                     -----------
                                                                                                                       9,490,788
                                                                                                                     -----------
   Brazil 4.2%
   Banco Bradesco SA, pfd. ....................................            Banks             1,057,907,126             4,167,054
   Centrais Eletricas Brasileiras SA .........................      Electric Utilities         198,445,000             2,067,547
   Centrais Eletricas Brasileiras SA (Eletrobras), B, pfd. ...      Electric Utilities          48,668,000               462,847
   Cia de Bebidas Das Americas (AMBEV), pfd. .................           Beverages               2,180,000               338,449
/a/Cia Vale do Rio Doce, ADR .................................        Metals & Mining               23,200               641,944
   Cia Vale do Rio Doce, A, pfd. .............................        Metals & Mining               36,910               956,150
   Companhia Paranaense De Energia-Copel, B, pfd. ............       Electric Utilities        200,465,000               821,636
   Duratex SA, pfd. ..........................................       Building Products          47,747,583               743,832
   Embraer-Empresa Brasileira de Aeronautica SA ..............      Aerospace & Defense             52,000               255,756
   Embraer-Empresa Brasileira de Aeronautica SA, ADR .........      Aerospace & Defense             47,082             1,007,558
   Embraer-Empresa Brasileira de Aeronautica SA, pfd. ........      Aerospace & Defense              7,389                39,331
   Petroleo Brasileiro SA, pfd. ..............................           Oil & Gas                  96,000             1,672,676
   Souza Cruz SA .............................................            Tobacco                    1,000                 5,184
   Unibanco Uniao de Bancos Brasileiros SA, GDR ..............             Banks                    36,500               602,250
                                                                                                                     -----------
                                                                                                                      13,782,214
                                                                                                                     -----------
   Chile
   Embotelladora Andina SA, A, ADR, pfd. .....................           Beverages                   3,000                21,450
                                                                                                                     -----------
   China 4.7%
   China Everbright Ltd. .....................................    Diversified Financials         1,276,000               703,441
/a/China Mobile (Hong Kong) Ltd. .............................  Wireless Telecommunication         996,000             2,949,711
                                                                         Services
/a/China Petroleum & Chemical Corp., H .......................           Oil & Gas              23,828,000             4,246,299
   China Resources Enterprise Ltd. ...........................         Distributors              2,824,000             3,312,791
   China Shipping Development Co. Ltd., H ....................            Marine                 1,728,000               372,187
/a/China Unicom Ltd. .........................................  Wireless Telecommunication       1,290,000               992,314
                                                                         Services
   Guangshen Railway Co. Ltd., H .............................          Road & Rail              4,866,000               923,298
   PetroChina Co. Ltd., H ....................................           Oil & Gas               5,098,000             1,084,966
   TCL International Holdings Inc. ...........................      Household Durables           1,608,000               453,541
   Travelsky Technology Ltd., H ..............................   IT Consulting & Services          600,000               411,541
                                                                                                                     -----------
                                                                                                                      15,450,089
                                                                                                                     -----------
   Croatia .6%
   Pliva D D, GDR, Reg S .....................................        Pharmaceuticals              126,300             1,847,769
                                                                                                                     -----------
/a/Czech Republic
   Unipetrol .................................................           Chemicals                  81,500               107,494
                                                                                                                     -----------
   Egypt .7%
/a/Al Ahram Beverages Co., GDR ...............................           Beverages                  82,146               657,168
   Commercial International Bank Ltd. ........................             Banks                   246,450             1,480,722
                                                                                                                     -----------
                                                                                                                       2,137,890
                                                                                                                     -----------

202

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   Templeton Developing Markets Securities Fund                            INDUSTRY                     SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
   Long Term Investments (cont.)

   Greece .7%
   Coca-Cola Hellenic Bottling Company SA ...................              Beverages                     72,900      $ 1,234,007
   Hellenic Telecommunications Organization SA (OTE) ........     Diversified Telecommunication
                                                                            Services                     64,860        1,024,887
                                                                                                                     -----------
                                                                                                                       2,258,894
                                                                                                                     -----------
   Hong Kong 8.2%
   Beijing Enterprises Holdings Ltd. ........................       Industrial Conglomerates          1,346,000        1,535,830
   Cheung Kong Holdings Ltd. ................................             Real Estate                   382,000        3,183,354
   Cheung Kong Infrastructure Holdings Ltd. .................         Construction Materials            126,000          202,732
   China Merchants Holdings International Co. Ltd. ..........        Industrial Conglomerates         3,882,000        2,986,173
   China Travel International Investment Hong Kong Ltd. .....          Hotels Restaurants &
                                                                            Leisure                     296,000           55,406
   Citic Pacific Ltd. .......................................        Industrial Conglomerates         2,219,000        4,807,864
   Cosco Pacific Ltd. .......................................     Transportation Infrastructure       5,066,000        4,026,846
/a/Dairy Farm International Holdings Ltd. ...................          Food & Drug Retailing          1,511,833        1,315,295
   Giordano International Ltd. ..............................            Specialty Retail             1,748,000        1,075,699
   Hang Lung Group Ltd. .....................................               Real Estate               1,069,000        1,007,333
   Henderson Investment Ltd. ................................               Real Estate                 942,000          791,044
   Hutchison Whampoa Ltd. ...................................        Industrial Conglomerates            81,000          604,908
   MTR Corp. Ltd. ...........................................               Road & Rail               1,358,984        1,759,721
   Shanghai Industrial Holdings Ltd. ........................        Industrial Conglomerates         1,730,000        3,338,034
/a/Smartone Telecommunications Holdings Ltd. ................       Wireless Telecommunication
                                                                            Services                     19,000           21,436
                                                                                                                     -----------
                                                                                                                      26,711,675
                                                                                                                     -----------
   Hungary 2.2%
   Egis Rt. .................................................             Pharmaceuticals                11,638          676,055
   Gedeon Richter Ltd. ......................................             Pharmaceuticals                42,612        2,440,963
   Matav RT .................................................     Diversified Telecommunication
                                                                            Services                    463,300        1,482,097
   MOL Magyar Olaj-Es Gazipari Rt. .............................            Oil & Gas                   142,840        2,702,487
                                                                                                                     -----------
                                                                                                                       7,301,602
                                                                                                                     -----------
   India 3.0%
   Bharat Heavy Electricals Ltd. ............................          Electrical Equipment             132,700          482,348
/a/Grasim Industries Ltd. ...................................        Industrial Conglomerates           328,692        2,131,184
   ITC Ltd. .................................................                Tobacco                    179,100        2,345,602
   Mahanagar Telephone Nigam Ltd. ...........................     Diversified Telecommunication
                                                                            Services                    461,285        1,343,920
/a/Reliance Industries Ltd. .................................               Chemicals                   166,200          916,719
   Satyam Computers Services Ltd. ...........................        IT Consulting & Services           537,500        2,532,938
   Tata Power Co. Ltd. ......................................            Electric Utilities              68,331          182,085
                                                                                                                     -----------
                                                                                                                       9,934,796
                                                                                                                     -----------
   Indonesia 5.2%
/a/PT Gudang Garam TBK ......................................                Tobacco                  1,534,500        1,858,026
   PT Indofoods Sukses Makmur TBK ...........................             Food Products              19,293,525        2,380,413
   PT Indosat (Persero) TBK .................................     Diversified Telecommunication
                                                                            Services                  3,410,500        4,286,121
   PT Telekomunikasi Indonesia TBK, B .......................     Diversified Telecommunication
                                                                            Services                 19,288,900        8,301,776
                                                                                                                     -----------
                                                                                                                      16,826,336
                                                                                                                     -----------
/a/Israel .4%
   Check Point Software Technologies Ltd. ...................      Internet Software & Services          97,100        1,316,676
                                                                                                                     -----------
   Malaysia 1.3%
   Genting Bhd. .............................................      Hotels Restaurants & Leisure         803,600        3,087,516
   Petronas Dagangan Bhd. ...................................                Oil & Gas                  174,000          261,000
   SIME Darby Bhd. ..........................................        Industrial Conglomerates           684,000          900,000
                                                                                                                     -----------
                                                                                                                       4,248,516
                                                                                                                     -----------

                                                                            203

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   Templeton Developing Markets Securities Fund                           INDUSTRY                         SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Long Term Investments (cont.)
   Mexico 6.1%
   Cemex SA ...............................................         Construction Materials                 591,721    $ 3,135,616
   Fomento Economico Mexicano SA De CV Femsa ..............               Beverages                         65,650      2,574,793
/a/Grupo Carso SA de CV ...................................        Industrial Conglomerates                824,500      2,482,205
   Kimberly Clark de Mexico SA de CV, A ...................           Household Products                 2,712,600      7,228,145
   Telefonos de Mexico SA de CV (TELMEX), L, ADR ..........  Diversified Telecommunication Services        102,252      3,280,244
   Tubos De Acero De Mexico SA, ADR .......................       Energy Equipment & Services              137,390      1,263,988
                                                                                                                      -----------
                                                                                                                       19,964,991
                                                                                                                      -----------
   Peru .2%
   Credicorp Ltd. .........................................                 Banks                           67,900        528,262
                                                                                                                      -----------
   Philippines 1.2%
   San Miguel Corp., B ....................................               Beverages                      3,892,630      3,944,841
                                                                                                                      -----------
/a/Poland 1.4%
   Polski Koncern Naftowy Orlen SA ........................               Oil & Gas                      1,068,116      4,712,257
                                                                                                                      -----------
   Russia 3.8%
   JSC Mining and Smelting Co. Norilsk Nickel .............            Metals & Mining                      65,822      1,369,098
   Lukoil Holdings, ADR ...................................               Oil & Gas                         93,307      6,064,955
   Mosenergo, ADR .........................................           Electric Utilities                   184,480        553,440
   Rostelecom, ADR ........................................  Diversified Telecommunication Services         49,669        298,014
/a/Tatneft ................................................               Oil & Gas                      1,703,690      1,175,546
   Unified Energy Systems .................................           Electric Utilities                30,404,900      3,086,097
                                                                                                                      -----------
                                                                                                                       12,547,150
                                                                                                                      -----------
   Singapore 2.5%
   Cycle & Carriage Ltd. .................................              Distributors                       219,856        589,850
   Fraser & Neave Ltd. ...................................                Beverages                        612,090      2,719,630
   Keppel Corp. Ltd. .....................................          Diversified Financials               1,371,600      3,198,524
   Singapore Airlines Ltd. ...............................                 Airlines                        134,000        978,407
   Singapore Telecommunications Ltd. .....................   Diversified Telecommunication Services        803,000        622,674
                                                                                                                      -----------
                                                                                                                        8,109,085
                                                                                                                      -----------
   Slovak Republic .1%
   Slovnaft AS ...........................................                Oil & Gas                         27,210        433,685
                                                                                                                      -----------
   South Africa 15.2%
   ABSA Group Ltd. .......................................                  Banks                          325,400      1,024,805
   Anglo American PLC ....................................             Metals & Mining                      87,200      1,454,574
   Barloworld Ltd. .......................................         Industrial Conglomerates                735,400      4,493,715
   Bidvest Group Ltd. ....................................         Industrial Conglomerates                  2,500         11,154
/a/Datatec Ltd. ..........................................         IT Consulting & Services                276,800        440,303
   Firstrand Ltd. ........................................                  Banks                        2,625,000      1,947,745
   Imperial Holdings Ltd. ................................             Specialty Retail                    282,077      1,518,182
   Investec Group Ltd. ...................................          Diversified Financials                  61,000        940,737
   Johnnic Holdings Ltd. .................................    Wireless Telecommunication Services          126,623        515,826
   Liberty Group Ltd. ....................................                Insurance                        454,262      2,467,378
   Nampak Ltd. ...........................................          Containers & Packaging                 714,900        949,964
   Nedcor Ltd. ...........................................                  Banks                          141,281      1,603,286
   Old Mutual PLC ........................................                Insurance                      2,337,410      3,322,310
   Remgro Ltd. ...........................................         Industrial Conglomerates                677,070      4,557,581
   Reunert Ltd. ..........................................    Electronic Equipment & Instruments           446,000        813,269
   Sanlam Ltd. ...........................................                Insurance                      3,014,100      2,511,263
   Sasol Ltd. ............................................                Oil & Gas                        455,800      4,863,045
   Shoprite Holdings Ltd. ................................          Food & Drug Retailing                  443,000        333,002
   South African Breweries PLC ...........................                Beverages                      1,304,424     10,311,402
   Standard Bank Group. Ltd. .............................                  Banks                           58,000        180,019
   Tiger Brands Ltd. .....................................              Food Products                      573,142      3,891,362

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   Templeton Developing Markets Securities Fund                            INDUSTRY                        SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Long Term Investments (cont.)
   South Africa (cont.)
   Tongaat-Hulett Group Ltd. ..............................             Food Products                      282,995     $ 1,351,294
/a/Venfin Ltd. ............................................   Wireless Telecommunication Services          120,000         203,686
   Woolworths Holdings Ltd. ...............................            Multiline Retail                     46,000          19,587
                                                                                                                       -----------
                                                                                                                        49,725,489
                                                                                                                       -----------
   South Korea 14.2%
   Cheil Jedang Corp. .....................................             Food Products                       55,900       2,283,861
/a/Cho Hung Bank Co. Ltd. .................................                 Banks                          461,300       2,147,365
   Daelim Industrial Co. ..................................       Construction & Engineering               140,180       1,514,830
   Dongkuk Steel Mill Co. Ltd. ............................            Metals & Mining                      86,200         447,839
   Hanjin Heavy Industries Co. Ltd. .......................               Machinery                        233,700         615,818
   Hankook Tire Co. Ltd. ..................................            Auto Components                     467,080         955,126
   Hankuk Electric Glass Co. Ltd. .........................   Electronic Equipment & Instruments            11,310         649,643
/a/Hyundai Development Co. ................................       Construction & Engineering               158,960       1,013,486
   Hyundai Motor Co. Ltd. .................................              Automobiles                        28,550         857,924
   Kangwon Land Inc. ......................................     Hotels Restaurants & Leisure                31,893       4,255,051
   Kookmin Credit Card Co. Ltd. ...........................        Diversified Financials                   40,715       1,426,548
   Korea Electric Power Corp. .............................          Electric Utilities                    366,009       6,693,431
   Korea Gas Corp. ........................................             Gas Utilities                        4,490          63,450
   KT Corp. ............................................... Diversified Telecommunication Services          64,450       2,587,643
/a/KT Freetel .............................................   Wireless Telecommunication Services           43,539       1,433,204
/a/LG Card Co. Ltd. .......................................         Diversified Financials                  12,640         560,027
/a/LG Chem Investment Ltd. ................................            Pharmaceuticals                     261,950       2,841,602
   LG Household & Health Care Ltd. ........................           Household Products                    14,260         428,511
   Nong Shim Co. Ltd. .....................................             Food Products                       13,530         849,140
   POSCO ..................................................            Metals & Mining                       4,600         510,474
   Samsung Electronics Co. Ltd. ...........................    Semiconductor Equipment & Products           21,218       5,802,761
   Samsung Fine Chemicals .................................               Chemicals                        129,770       1,725,952
/a/Samsung Heavy Industries Co. Ltd. ......................               Machinery                        512,590       1,874,810
/a/Samsung Securities Co. Ltd. ............................         Diversified Financials                  30,320         867,006
   SK Corp. ...............................................               Oil & Gas                         49,340         848,992
   SK Telecom Co. Ltd. ....................................   Wireless Telecommunication Services           14,600       3,270,740
                                                                                                                       -----------
                                                                                                                        46,525,234
                                                                                                                       -----------
   Taiwan 7.9%
   Asustek Computer Inc. ..................................         Computers & Peripherals                378,000       1,137,055
/a/Avision Inc. ...........................................         Computers & Peripherals                584,000         564,597
   China Airlines .........................................                Airlines                      1,073,000         423,933
/a/China Motor Co. Ltd. ...................................              Automobiles                     1,671,000       1,735,519
/a/Chinatrust Financial Holding Co. .......................                 Banks                        1,422,000       1,255,582
/a/Chunghwa Telcom Co. Ltd. ............................... Diversified Telecommunication Services         620,000       1,002,095
/a/CMC Magnetics Corp. ....................................         Computers & Peripherals              1,825,000       1,163,499
/a/Compeq Manufacturing Co. Ltd. ..........................         Computers & Peripherals              1,440,000       1,336,127
   Delta Electronics Inc. .................................   Electronic Equipment & Instruments           683,100         922,113
   Elan Microelectronics Corp. ............................                Software                        240,000         253,577
   Giant Manufacturing Co. ................................       Leisure Equipment & Products           1,029,000       1,074,891
/a/International Commercial Bank of China .................                 Banks                        2,508,000       1,583,921
   Phoenixtec Power Co. Ltd. ..............................          Electrical Equipment                1,254,000         972,122
/a/Pou Chen Corp. .........................................           Textiles & Apparel                 1,413,000       1,108,070
   President Chain Store Corp. ............................          Food & Drug Retailing                  92,000         172,104
   Procomp Informatics Co. Ltd. ...........................               Machinery                      1,562,500       1,608,800
   Ritek Corp. ............................................         Computers & Peripherals              2,065,000       1,662,631
   Siliconware Precision Industries Co. Ltd. ..............    Semiconductor Equipment & Products        1,694,000       1,186,459
/a/Sinopac Holdings .......................................                 Banks                        2,472,325       1,080,393
   Taiwan Cellular Corp. ..................................        Communications Equipment                674,000         861,413
   UNI-President Enterprises Corp. ........................             Food Products                    2,786,000       1,021,506
   Via Technologies Inc. ..................................    Semiconductor Equipment & Products          173,000         380,590

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                                          SHARES/
   Templeton Developing Markets Securities Fund                            INDUSTRY                       RIGHTS          VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Long Term Investments (cont.)
   Taiwan (cont.)

   Walsin Lihwa Corp. .....................................           Electrical Equipment                 767,000    $    215,798
/a/Wintek Corp. ...........................................    Electronic Equipment & Instruments          356,000         223,765
/a/Yageo Corp. ............................................    Electronic Equipment & Instruments        3,397,000       1,504,807
   Yuanta Core Pacific Securities Co. .....................          Diversified Financials              2,383,000       1,476,447
                                                                                                                      ------------
                                                                                                                        25,927,814
                                                                                                                      ------------
   Thailand 3.6%
   Electricity Generating Public Co. Ltd., fgn. ...........           Electric Utilities                   198,400         197,063
   Hana Microelectronics Co. Ltd., fgn. ...................    Electronic Equipment & Instruments           89,000         153,655
   PTT Exploration & Production Public Co. Ltd., fgn. .....               Oil & Gas                        775,800       2,185,615
   PTT Public Co. Ltd., fgn. ..............................               Oil & Gas                        932,000         807,898
/a/Shin Corporation Public Co. Ltd., fgn. .................    Wireless Telecommunication Services       6,707,000       2,260,968
   Siam Cement Public Co. Ltd., fgn .......................          Construction Materials                187,960       4,869,852
/a/Telecomasia Corp Public Co. Ltd., purch. rts. ..........  Diversified Telecommunication Services        344,616              --
/a/Thai Farmers Bank Public Co. Ltd., fgn. ................                 Banks                        1,549,166       1,240,303
                                                                                                                      ------------
                                                                                                                        11,715,354
                                                                                                                      ------------
Turkey 5.0%
/a/Akbank .................................................                 Banks                    2,026,336,525       6,518,015
/a/Arcelik AS, Br. ........................................           Household Durables               380,089,600       2,397,286
   Enka Holding AS ........................................        Industrial Conglomerates              5,834,003         375,318
/a/Haci Omer Sabanci Holding AS ...........................         Diversified Financials             217,128,645         534,090
/a/KOC Holding AS .........................................         Diversified Financials             240,283,328       2,349,034
/a/Tofas Turk Otomobil Fabrikasi AS .......................              Automobiles                    10,317,424          26,680
   Tupras-Turkiye Petrol Rafineleri AS ....................               Oil & Gas                    665,183,000       2,727,018
/a/Vestel Electronik Sanayi ve Ticaret AS .................           Household Durables               208,140,000         420,087
/a/Yapi ve Kredi Bankasi AS ...............................                 Banks                      909,345,000         903,324
                                                                                                                      ------------
                                                                                                                        16,250,852
                                                                                                                      ------------
   Total Long Term Investments (Cost $328,200,203) ........                                                            314,814,379
                                                                                                                      ------------

                                                                                                        PRINCIPAL
                                                                                                          AMOUNT
                                                                                                       -----------
   Short Term Investments 4.2%
   U.S. Treasury Bills, 1.655% - 1.715%, 8/08/02 - 9/26/02
     (Cost $13,820,059) ...................................                                            $13,872,000      13,822,286
                                                                                                                      ------------
   Total Investments (Cost $342,020,262) 100.4% ...........                                                            328,636,665
   Other Assets, less Liabilities (.4%) ...................                                                             (1,360,372)
                                                                                                                      ------------
   Total Net Assets 100.0% ................................                                                           $327,276,293
                                                                                                                      ------------


/a/Non-income producing

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2002 (unaudited)

   Templeton Foreign Securities Fund                                       COUNTRY             SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Common Stocks 93.0%
   Aerospace & Defense 1.8%
   BAE Systems PLC ...................................................  United Kingdom       2,624,811     $13,402,916
                                                                                                           -----------
   Air Freight & Couriers 1.1%
   Deutsche Post AG ..................................................      Germany            677,613       8,599,320
                                                                                                            -----------
/a/Airlines .5%
   British Airways PLC ...............................................  United Kingdom       1,500,553       4,259,946
                                                                                                           -----------
   Auto Components 2.5%
   Autoliv Inc., SDR .................................................      Sweden             393,611       9,593,531
   Michelin SA, B ....................................................      France             266,820      10,811,828
/a/Valeo SA ..........................................................      France               2,600         108,102
                                                                                                           -----------
                                                                                                            20,513,461
                                                                                                           -----------
   Automobiles 1.1%
   Volkswagen AG .....................................................      Germany            181,815       8,834,339
                                                                                                           -----------
   Banks 8.1%
   Australia & New Zealand Banking Group Ltd. ........................     Australia         1,098,192      11,891,706
   Banca Popolare di Verona SCRL .....................................       Italy              41,250         534,894
   Dah Sing Financial Holdings Ltd. ..................................     Hong Kong            90,400         440,413
   DBS Group Holdings Ltd. ...........................................     Singapore           330,000       2,316,117
   DBS Group Holdings Ltd., 144A .....................................     Singapore           650,000       4,562,049
   HSBC Holdings PLC .................................................     Hong Kong           454,655       5,216,908
   HSBC Holdings PLC, ADR ............................................     Hong Kong           105,243       6,125,143
   Laurentian Bank of Canada .........................................      Canada              29,465         596,701
   Lloyds TSB Group PLC ..............................................  United Kingdom       1,387,500      13,810,284
   Nordea AB, FDR ....................................................      Sweden           2,135,083      11,597,294
   San Paolo-IMI SpA .................................................       Italy             804,000       8,067,315
                                                                                                           -----------
                                                                                                            65,158,824
                                                                                                           -----------
   Beverages
   Grupo Continental SA ..............................................      Mexico             175,040         241,131
                                                                                                           -----------
   Building Products .5%
   Novar PLC .........................................................  United Kingdom       2,025,423       4,306,718
                                                                                                           -----------
   Chemicals 5.3%
   Akzo Nobel NV .....................................................    Netherlands          329,003      14,325,810
   BASF AG ...........................................................      Germany            132,069       6,123,726
   Bayer AG, Br. .....................................................      Germany            333,400      10,569,388
   Clariant AG .......................................................    Switzerland          317,600       7,554,537
   Imperial Chemical Industries PLC ..................................  United Kingdom         817,213       3,973,584
   Yule Catto & Co. PLC ..............................................  United Kingdom          64,300         297,458
                                                                                                           -----------
                                                                                                            42,844,503
                                                                                                           -----------
   Commercial Services & Supplies 1.1%
   Chubb PLC .........................................................  United Kingdom       2,724,071       6,539,664
   GTC Transcontinental Group Ltd., B ................................      Canada              36,925         861,154
   Societe BIC SA ....................................................      France              23,250         929,945
   Vedior NV .........................................................    Netherlands           43,750         604,902
                                                                                                           -----------
                                                                                                             8,935,665
                                                                                                           -----------
   Communications Equipment .2%
   Alcatel SA, ADR ...................................................      France             163,403       1,161,795
/a/Nortel Networks Corp. .............................................      Canada             383,740         555,084
                                                                                                           -----------
                                                                                                             1,716,879
                                                                                                           -----------
   Computers & Peripherals 1.4%
/a/ATI Technologies Inc. .............................................      Canada              43,260         299,228
   Fujitsu Ltd. ......................................................      Japan              545,271       3,803,158
   NEC Corp. .........................................................      Japan            1,058,000       7,361,689
                                                                                                           -----------
                                                                                                            11,464,075
                                                                                                           -----------

   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   Templeton Foreign Securities Fund                            COUNTRY           SHARES            VALUE
-------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Construction & Engineering .1%
   Grupo Dragados SA ......................................      Spain              55,405      $     987,655
   Imtech NV ..............................................   Netherlands            7,629            160,105
                                                                                                -------------
                                                                                                    1,147,760
                                                                                                -------------
   Construction Materials .1%
   Gujarat Ambuja Cements Ltd. ............................      India              108,570           453,523
                                                                                                -------------
   Diversified Financials 4.5%
/a/Housing Development Finance Corp. Ltd. ..................      India              20,520           273,530
   ING Groep NV ...........................................    Netherlands          450,610        11,570,534
   Nomura Holdings Inc. ....................................      Japan             525,730         7,719,713
   North West Co. Fund ....................................      Canada              40,920           533,798
   Rodamco Europe NV ......................................    Netherlands          164,000         6,940,231
   Swire Pacific Ltd., B ..................................     Hong Kong        12,648,627         9,324,368
   Vontobel Holding AG ....................................    Switzerland           10,375           250,966
                                                                                                -------------
                                                                                                   36,613,140
                                                                                                -------------
   Diversified Telecommunication Services 8.3%
   Asia Satellite Telecommunications Holdings Ltd. .........    Hong Kong           295,500           488,715
   BCE Inc. ...............................................       Canada            572,460         9,933,079
   Cable & Wireless PLC ...................................    United Kingdom      2,145,348        5,469,156/a/
   Cia de Telecomunicaciones de Chile SA, ADR .............       Chile             251,452         3,080,287
   KT Corp., ADR ..........................................    South Korea          420,880         9,112,052
   Nippon Telegraph & Telephone Corp. ......................      Japan               2,248         9,246,321/a/
/a/Philippine Long Distance Telephone Co., ADR ............    Philippines          502,088         3,745,576
   Telecom Corp. of New Zealand Ltd. .......................   New Zealand        2,964,626         7,098,814
   Telefonica SA, ADR .....................................       Spain             320,467         7,963,605
   Telefonos de Mexico SA de CV (TELMEX), L, ADR ..........       Mexico            333,129        10,686,778
                                                                                                -------------
                                                                                                   66,824,383
                                                                                                -------------
   Electric Utilities 5.9%
   CLP Holdings Ltd. ......................................    Hong Kong         1,848,189          7,345,414
   E.ON AG ................................................     Germany            249,653         14,546,819
   Endesa SA ..............................................      Spain             547,398          7,952,343
   Iberdrola SA, Br .......................................      Spain             918,222         13,375,775
   Korea Electric Power Corp. ..............................  South Korea          250,000          4,571,904
                                                                                                -------------
                                                                                                   47,792,255
                                                                                                -------------
   Electrical Equipment 1.5%
   Alstom SA ..............................................      France            691,212          7,311,054
   Halla Climate Control Co. Ltd. ..........................  South Korea           24,690          1,106,227
   Kidde PLC ..............................................  United Kingdom      2,724,071          3,570,864
                                                                                                -------------
                                                                                                   11,988,145
                                                                                                -------------
   Electronic Equipment & Instruments 1.3%
   Dae Duck Electronics Co. Ltd. ...........................  South Korea           56,689            523,066
   Hitachi Ltd. ............................................     Japan           1,494,867          9,665,626
/a/Kardex AG, Br ..........................................   Switzerland            1,426            220,380
   Laird Group PLC ........................................  United Kingdom         80,890            204,056
                                                                                                -------------
                                                                                                   10,613,128
                                                                                                -------------
   Food & Drug Retailing 1.5%
   J.Sainsbury PLC ........................................  United Kingdom      2,300,000         12,480,566
                                                                                                -------------
   Food Products 2.4%
   Geest PLC ..............................................  United Kingdom         58,390            493,511
   Nestle SA ..............................................   Switzerland           39,390          9,184,163
   Unilever PLC ...........................................  United Kingdom      1,056,934          9,633,975
                                                                                                -------------
                                                                                                   19,311,649
                                                                                                -------------

   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   Templeton Foreign Securities Fund                            COUNTRY           SHARES            VALUE
-------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Gas Utilities
   Gas Authority of India Ltd., GDR, 144A .................      India             30,270       $     277,727
                                                                                                -------------
   Health Care Equipment & Supplies 1.0%
   Amersham PLC ...........................................  United Kingdom       918,222           8,136,903
   Moulin International Holdings Ltd. ......................   Hong Kong        2,957,176             265,389
                                                                                                -------------
                                                                                                    8,402,292
                                                                                                -------------
   Health Care Providers & Services 1.1%
   Gehe AG ................................................     Germany            18,859             800,878
   Mayne Group Ltd. ........................................   Australia        3,390,208           7,878,805
                                                                                                -------------
                                                                                                    8,679,683
                                                                                                -------------
   Hotels Restaurants & Leisure .6%
   P & O Princess Cruises PLC .............................. United Kingdom       789,853           4,996,326
                                                                                                -------------
   Household Durables 2.1%
   Koninklijke Philips Electronics NV ......................  Netherlands         392,839          10,967,803
   Sony Corp. ..............................................     Japan             75,634           3,994,354
   Techtronic Industries Co. Ltd. ..........................   Hong Kong        2,430,000           2,071,744
                                                                                                -------------
                                                                                                   17,033,901
                                                                                                -------------
   Industrial Conglomerates .9%
   Hutchison Whampoa Ltd. ..................................   Hong Kong          830,000           6,198,437
                                                                                                -------------
   Insurance 8.1%
   Ace Ltd. ................................................    Bermuda           269,803           8,525,775
   AXA SA ..................................................     France           479,792           8,775,527
   AXA SA, 144A ............................................     France            40,480             740,390
   Sampo-Leonia OY, A ......................................    Finland         1,292,550          10,084,484
   Scor SA .................................................     France           145,685           4,445,827
   Swiss Reinsurance Co. ...................................  Switzerland         140,118          13,698,753
   XL Capital Ltd., A ......................................    Bermuda            99,328           8,413,082
   Yasuda Fire & Marine Insurance Co. Ltd. .................     Japan          1,700,000          10,410,479
                                                                                                -------------
                                                                                                   65,094,317
                                                                                                -------------
/a/Internet Software & Services .5%
   Check Point Software Technologies Ltd. ..................     Israel           268,550           3,641,538
                                                                                                -------------
   IT Consulting & Services
   Satyam Computers Services Ltd. ..........................     India             18,000              84,824
                                                                                                -------------
   Leisure Equipment & Products .1%
   Amer Group Ltd., A ......................................    Finland            25,115             818,514
                                                                                                -------------
   Machinery 3.9%
   IHC Caland NV ...........................................  Netherlands         115,874           6,929,141
   Invensys PLC ............................................ United Kingdom     4,349,526           5,900,494
   Komatsu Ltd. ............................................     Japan          2,196,343           7,861,098
   Kurita Water Industries Ltd. ............................     Japan             35,000             430,711
   Metso OY ................................................    Finland            39,810             515,042
   Volvo AB, B .............................................     Sweden           491,704          10,192,059
                                                                                                -------------
                                                                                                   31,828,545
                                                                                                -------------
   Media 2.5%
   APN News & Media Ltd. ...................................   Australia          103,453             211,968
   Torstar Corp., B ........................................     Canada            54,425             862,412
   United Business Media PLC ............................... United Kingdom     1,173,940           7,783,799
   Wolters Kluwer NV .......................................  Netherlands         600,280          11,394,270
                                                                                                -------------
                                                                                                   20,252,449
                                                                                                -------------

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund                     COUNTRY             SHARES       VALUE
-----------------------------------------------------------------------------------------------
Common Stocks (cont.)
Metals & Mining 2.6%
Barrick Gold Corp ..............................        Canada            428,374   $ 8,120,207
BHP Billiton Ltd ...............................       Australia        1,338,050     7,736,477
Iluka Resources Ltd ............................       Australia          129,125       355,898
Pechiney SA, A .................................        France            101,700     4,645,280
                                                                                    -----------
                                                                                     20,857,862
                                                                                    -----------
Multiline Retail 1.1%
Hudsons Bay Co .................................        Canada             48,738       434,857
Marks & Spencer Group PLC ......................    United Kingdom      1,515,517     8,610,630
                                                                                    -----------
                                                                                      9,045,487
                                                                                    -----------
Oil & Gas 5.8%
Eni SpA ........................................         Italy            955,840    15,198,135
Repsol YPF SA ..................................         Spain            730,405     8,612,858
Shell Transport & Trading Co. PLC ..............    United Kingdom      1,679,653    12,673,052
Total Fina Elf SA, B ...........................        France             66,077    10,728,311
                                                                                    -----------
                                                                                     47,212,356
                                                                                    -----------
Paper & Forest Products 2.0%
Stora Enso OYJ, R ..............................        Finland           584,330     8,170,047
UPM-Kymmene Corp ...............................        Finland           204,542     8,051,912
                                                                                    -----------
                                                                                     16,221,959
                                                                                    -----------
Pharmaceuticals 4.4%
Aventis SA .....................................        France            157,648    11,170,937
/a/Elan Corp. PLC, ADR .........................    Irish Republic        413,269     2,260,581
Merck KGAA .....................................        Germany           316,710     8,523,295
Ono Pharmaceutical Co. Ltd .....................         Japan            351,000    12,533,623
/a/Shire Pharmaceuticals Group PLC .............    United Kingdom        103,500       915,008
                                                                                    -----------
                                                                                     35,403,444
                                                                                    -----------
Real Estate 1.7%
Cheung Kong Holdings Ltd .......................       Hong Kong        1,681,137    14,009,565
                                                                                    -----------
Road & Rail 2.6%
Nippon Express Co. Ltd .........................         Japan          2,115,342    11,206,759
Stagecoach Group PLC ...........................    United Kingdom      9,845,827     9,417,213
Transportes Azkar SA ...........................         Spain             69,995       387,110
                                                                                    -----------
                                                                                     21,011,082
                                                                                    -----------
Semiconductor Equipment & Products 2.5%
ASM Pacific Technology Ltd .....................       Hong Kong          252,500       555,180
Samsung Electronics Co. Ltd ....................      South Korea          54,850    15,000,540
Taiwan Semiconductor Manufacturing Co ..........        Taiwan          2,310,000     4,701,586
                                                                                    -----------
                                                                                     20,257,306
                                                                                    -----------
Specialty Retail .1%
Athlon Groep NV ................................      Netherlands          25,515       320,273
Giordano International Ltd .....................       Hong Kong        1,236,000       760,620
                                                                                    -----------
                                                                                      1,080,893
                                                                                    -----------
Transportation Infrastructure
Grupo Aeroportuario Del Sureste SA de CV, ADR ..        Mexico             18,575       239,618
                                                                                    -----------
/a/Wireless Telecommunication Services .2%
China Mobile (Hong Kong) Ltd ...................         China            611,000     1,809,512
Millicom International Cellular SA .............      Luxembourg           29,975        47,960
                                                                                    -----------
                                                                                      1,857,472
                                                                                    -----------
Total Common Stocks (Cost $ 782,021,458) .......                                    752,007,923
                                                                                    -----------

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2002 (unaudited)

Templeton Foreign Securities Fund                                    COUNTRY         SHARES      VALUE
----------------------------------------------------------------------------------------------------------
Preferred Stocks 2.0%
Volkswagen AG, pfd ...............................................  Germany          160,254 $  5,159,477
Cia Vale Do Rio Doce, ADR, pfd., A ...............................  Brazil           204,192    5,298,782
Petroleo Brasileiro SA, pfd ......................................  Brazil           300,000    5,227,111
Hugo Boss AG, pfd ................................................  Germany           27,485      499,447
                                                                                             ------------
Total Preferred Stocks (Cost $16,072,057)  .......................                             16,184,817
                                                                                             ------------
Total Long Term Investments (Cost $798,093,515)  .................                            768,192,740
                                                                                             ------------
/b/ Short Term Investments 4.4%

Franklin Institutional Fiduciary Trust Money Market Portfolio
(Cost $35,061,539) ...............................................  United States 35,061,539   35,061,539
                                                                                             ------------
Total Investments (Cost $833,155,054) 99.4% ......................                            803,254,279
Other Assets, less Liabilities .6% ...............................                              5,126,993
                                                                                             ------------
Total Net Assets 100.0% ..........................................                            808,381,272
                                                                                             ------------

/a/ Non-income producing
/b/ The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

                       See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2002 (unaudited)

   Templeton Global Asset Allocation Fund                        COUNTRY        SHARES          VALUE
---------------------------------------------------------------------------------------------------------
   Common Stocks 64.3%
   Aerospace & Defense 1.4%
   BAE Systems PLC ......................................     United Kingdom     153,055     $   781,536
   Rolls-Royce PLC ......................................     United Kingdom   2,733,657       6,750,182
                                                                                             -----------
                                                                                               7,531,718
                                                                                             -----------
   Air Freight & Couriers .9%
   Deutsche Post AG .....................................        Germany         382,790       4,857,837
                                                                                             -----------
/a/Airlines 1.0%
   British Airways PLC ..................................     United Kingdom   1,925,900       5,467,471
                                                                                             -----------
   Auto Components 2.9%
   Autoliv Inc. .........................................         Sweden         246,900       6,221,880
   Autoliv Inc., SDR ....................................         Sweden         129,000       3,144,133
/a/Valeo SA .............................................         France         140,790       5,853,736
                                                                                             -----------
                                                                                              15,219,749
                                                                                             -----------
   Automobiles .9%
   Ford Motor Co. .......................................     United States      154,148       2,466,368
   General Motors Corp ..................................     United States       42,700       2,282,315
                                                                                             -----------
                                                                                               4,748,683
                                                                                             -----------
   Banks 2.9%
/a/Banca Nazionale del Lavoro SpA .......................         Italy          225,160         392,478
   DBS Group Holdings Ltd. ..............................       Singapore        476,000       3,340,824
   DNB Holding ASA ......................................         Norway       1,006,850       5,487,542
   Nordea AB, FDR .......................................         Sweden       1,158,460       6,292,496
                                                                                             -----------
                                                                                              15,513,340
                                                                                             -----------
   Chemicals 2.2%
   Akzo Nobel NV ........................................      Netherlands        63,665       2,772,171
   BASF AG                                                       Germany         198,840       9,219,738
                                                                                             -----------
                                                                                              11,991,909
                                                                                             -----------
   Commercial Services & Supplies 2.2%
/a/Ceridian Corp. .......................................     United States      305,700       5,802,186
   Chubb PLC ............................................     United Kingdom   1,581,900       3,797,660
   Kidde PLC ............................................     United Kingdom   1,581,900       2,073,643
                                                                                             -----------
                                                                                              11,673,489
                                                                                             -----------
   Communications Equipment .1%
   Alcatel SA ...........................................         France         101,525         705,870
                                                                                             -----------
   Computers & Peripherals 1.5%
   Hewlett-Packard Co. ..................................     United States      393,650       6,014,967
   NEC Corp. ............................................         Japan          319,000       2,219,640
                                                                                             -----------
                                                                                               8,234,607
                                                                                             -----------
   Construction & Engineering 1.0%
   Kurita Water Industries Ltd. .........................         Japan          432,000       5,316,202
                                                                                             -----------
   Construction Materials .1%
   Hanson PLC ...........................................     United Kingdom      96,900         691,974
                                                                                             -----------
   Diversified Financials 3.8%
   ING Groep NV .........................................      Netherlands       312,632       8,027,605
   Nomura Holdings Inc. .................................         Japan          244,600       3,591,657
   Swire Pacific Ltd., A ................................       Hong Kong      1,557,000       7,964,705
   Swire Pacific Ltd., B ................................       Hong Kong        945,000         696,639
                                                                                             -----------
                                                                                              20,280,606
                                                                                             -----------

Franklin Templeton Variable Insurance Products Trust

Templeton Global Asset Allocation Fund                             COUNTRY          SHARES        VALUE
----------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Diversified Telecommunication Services 8.5%
AT&T Corp ..................................................    United States      193,620    $  2,071,734
Cable & Wireless PLC .......................................    United Kingdom     975,500       2,486,851
KT Corp., ADR ..............................................     South Korea       331,260       7,171,779
Nippon Telegraph & Telephone Corp ..........................        Japan            1,152       4,738,328
Nippon Telegraph & Telephone Corp., ADR ....................        Japan            5,680         116,951
PT Indosat (Persero) TBK, ADR ..............................      Indonesia        370,800       4,631,292
SBC Communications Inc .....................................    United States      181,510       5,536,055
Telecom Corp. of New Zealand Ltd ...........................     New Zealand     2,562,970       6,137,046
Telefonica SA, ADR .........................................        Spain          225,259       5,597,686
Telefonos de Mexico SA de CV (TELMEX), L, ADR ..............        Mexico         212,758       6,825,277
WorldCom Inc.-MCI Group ....................................    United States       17,840          16,056
/a/WorldCom Inc.- WorldCom Group ...........................    United States      446,000          44,600
                                                                                              ------------
                                                                                                45,373,655
                                                                                              ------------

Electric Utilities 2.2%
E.ON AG ....................................................       Germany         131,690       7,673,333
Endesa SA ..................................................        Spain          122,000       1,772,359
Endesa SA, ADR .............................................        Spain           88,000       1,260,160
Iberdrola SA, Br. ..........................................        Spain           85,000       1,238,198
                                                                                              ------------
                                                                                                11,944,050
                                                                                              ------------

Electrical Equipment .7%
Alstom SA ..................................................        France         375,884       3,975,771
                                                                                              ------------
Food & Drug Retailing 1.2%
J.Sainsbury PLC ............................................    United Kingdom   1,166,200       6,328,189
                                                                                              ------------
Food Products 3.9%
Kraft Foods Inc ............................................    United States      133,290       5,458,226
Nestle SA ..................................................     Switzerland        29,910       6,973,808
Unilever PLC ...............................................    United Kingdom     930,650       8,482,893
                                                                                              ------------
                                                                                                20,914,927
                                                                                              ------------

/a/Health Care Providers & Services .5%
Wellpoint Health Networks Inc ..............................    United States       35,030       2,725,684
                                                                                              ------------
Household Durables .6%
Koninklijke Philips Electronics NV .........................     Netherlands       115,767       3,232,137
                                                                                              ------------
Insurance 4.4%
Ace Ltd ....................................................       Bermuda          25,200         796,320
AXA SA .....................................................        France         316,124       5,781,995
Riunione Adriatica Di Sicurta SpA ..........................        Italy          455,420       6,112,386
Torchmark Corp .............................................    United States       90,000       3,438,000
XL Capital Ltd., A .........................................       Bermuda          85,510       7,242,697
                                                                                              ------------
                                                                                                23,371,398
                                                                                              ------------

Leisure Equipment & Products 1.5%
Mattel Inc. ................................................    United States      377,100       7,949,268
                                                                                              ------------
Machinery 1.8%
Invensys PLC ...............................................    United Kingdom   3,015,770       4,091,143
Volvo AB, B ................................................        Sweden         260,000       5,389,290
                                                                                              ------------
                                                                                                 9,480,433
                                                                                              ------------

Media .9%
Wolters Kluwer NV ..........................................     Netherlands       262,741       4,987,242
                                                                                              ------------
Metals & Mining 2.8%
AngloGold Ltd., ADR ........................................     South Africa       85,380       2,226,710
Barrick Gold Corp ..........................................        Canada         127,490       2,416,685
Consol Energy Inc ..........................................    United States      250,000       5,312,500
/a/Corus Group PLC .........................................    United Kingdom   3,943,000       5,048,502
                                                                                              ------------
                                                                                                15,004,397
                                                                                              ------------

Franklin Templeton Variable Insurance Products Trust

Templeton Global Asset Allocation Fund                        COUNTRY               SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Multiline Retail 1.2%
Marks & Spencer Group PLC ..............................   United Kingdom         1,083,960      $  6,158,676
                                                                                                 ------------
Oil & Gas 3.8%
Eni SpA ................................................       Italy                374,725         5,958,237
Husky Energy Inc .......................................       Canada               549,350         6,017,602
Repsol YPF SA ..........................................       Spain                 24,000           283,005
Shell Transport & Trading Co. PLC ......................   United Kingdom         1,070,600         8,077,722
                                                                                                 ------------
                                                                                                   20,336,566
                                                                                                 ------------
Paper & Forest Products 1.1%
Stora Enso OYJ, R ......................................      Finland               416,260         5,833,461
Pharmaceuticals 3.9%
Aventis SA .............................................       France                80,930         5,734,700
Bristol-Myers Squibb Co ................................   United States            217,420         5,587,694
/a/Elan Corp. PLC, ADR .................................   Irish Republic           115,240           630,363
Ono Pharmaceutical Co. Ltd .............................       Japan                247,000         8,819,957
                                                                                                 ------------
                                                                                                   20,772,714
                                                                                                 ------------
Real Estate 1.0%
Cheung Kong Holdings Ltd ...............................     Hong Kong              652,500         5,437,535
                                                                                                 ------------
Road & Rail 1.2%
Nippon Express Co. Ltd .................................       Japan              1,175,000         6,224,971
                                                                                                 ------------
Semiconductor Equipment & Products .7%
Samsung Electronics Co. Ltd ............................    South Korea              13,890         3,798,678
                                                                                                 ------------
/a/Software 1.5%
Synopsys Inc ...........................................   United States            148,800         8,155,728
                                                                                                 ------------
Total Common Stocks (Cost $377,879,984) ................                                          344,238,935
                                                                                                 ------------

Preferred Stocks .9%
Petroleo Brasileiro SA, pfd. (Cost $ 6,398,094) ........       Brazil               274,580         4,784,201
                                                                                                 ------------


                                                                                  PRINCIPAL
                                                                                  AMOUNT/d/
                                                                                  ---------
Bonds 28.8%
Buoni Poliennali Del Tesoro
    7.75%, 11/01/06 ....................................       Italy              3,974,190 EUR     4,420,215
    5.50%, 11/01/10 ....................................       Italy              2,300,000 EUR     2,346,640
Federal Republic of Germany
    3.75%, 8/26/03 .....................................      Germany             1,614,000 EUR     1,594,617
    3.25%, 2/17/04 .....................................      Germany             4,937,000 EUR     4,827,003
    5.00%, 8/19/05 .....................................      Germany             3,268,000 EUR     3,296,240
    6.00%, 7/04/07 .....................................      Germany             5,242,000 EUR     5,513,998
    5.00%, 7/04/11 .....................................      Germany             8,855,000 EUR     8,798,069
Federation of Russia, FRN, 3/31/30 .....................       Russia            10,400,000         7,247,500
FNMA, 6.00%, 5/15/11 ...................................   United States          2,398,000         2,517,490
Government of Canada
    6.00%, 6/01/08 .....................................       Canada             2,212,000 CAD     1,522,323
    6.00%, 6/01/11 .....................................       Canada             5,839,000 CAD     3,992,952
Government of France
    6.75%, 10/25/03 ....................................       France             2,126,000 EUR     2,178,856
    3.50%, 7/12/04 .....................................       France             5,460,000 EUR     5,330,672
    4.00%, 10/25/09 ....................................       France             6,420,000 EUR     6,030,841
Government of Hong Kong, 5.92%, 12/05/11 ...............    Hong Kong             1,300,000 HKD       175,568
Government of Netherlands, 5.75%, 2/15/07 ..............   Netherlands            3,958,000 EUR     4,096,922
Government of New Zealand, 7.00%, 7/15/09 ..............   New Zealand            6,885,000 NZD     3,417,286

Franklin Templeton Variable Insurance Products Trust

                                                                                                 PRINCIPAL
Templeton Global Asset Allocation Fund                                      COUNTRY              AMOUNT/d/         VALUE
--------------------------------------------------------------------------------------------------------------------------
   Bonds (cont.)
   Government of Spain
      10.15%, 1/31/06 ..................................................      Spain             2,450,000 EUR  $  2,867,479
      5.00%, 7/30/12 ...................................................      Spain             2,920,000 EUR     2,838,504
   Kingdom of Belgium, 7.50%, 7/29/08 ..................................     Belgium            4,193,000 EUR     4,718,657
   Kingdom of Denmark
      5.00%, 8/15/05 ...................................................     Denmark           11,696,000 DKK     1,571,486
      6.00%, 11/15/11...................................................     Denmark            2,460,000 DKK       345,883
   Kingdom of Sweden, 6.00%, 2/09/05 ...................................      Sweden           35,430,000 SEK     3,945,491
   New South Wales Treasury Corp., 6.50%, 5/01/06.......................    Australia           9,688,000 AUD     5,547,669
/b/Protexa Construcciones SA de CV,12.125% 7/24/02 .....................      Mexico               62,039            15,510
   Republic of Brazil
      DCB, L, FRN, 4/15/12 .............................................      Brazil            3,250,000         1,734,688
      12.25%, 3/06/30 ..................................................      Brazil              930,000           569,625
      11.00%, 8/17/40 ..................................................      Brazil            2,595,000         1,485,638
   Republic of Bulgaria, 8.25%, 1/15/15 ................................     Bulgaria           2,748,000         2,729,451
   Republic of Panama, 8.875%, 9/30/27 .................................      Panama              960,000           873,600
   Republic of Peru, FRN, 3/07/17 ......................................       Peru             1,089,000           786,803
   Republic of Philippines, 10.625%, 3/16/25 ...........................   Philippines          1,070,000         1,108,520
   Republic of Philippines, 9.875%, 1/15/19 ............................   Philippines          1,400,000         1,394,400
   Republic of Venezuela, 144A, 9.125%, 6/18/07 ........................    Venezuela           1,640,000         1,267,438
   Republic of Venezuela, Reg S, 9.125%, 6/18/07 .......................    Venezuela             600,000           463,697
   U.S. Treasury Bond, 4.875%, 2/15/12 .................................  United States        18,550,000        18,625,369
   U.S. Treasury Note, 5.00%, 8/15/11 ...... ...........................  United States        22,454,000        22,772,892
   United Kingdom, 7.50%, 12/07/06 .....................................  United Kingdom        2,717,000 GBP     4,545,382
   United Mexican States
      9.875%, 2/01/10 ..................................................      Mexico              724,000           814,500
      11.375%, 9/15/16 .................................................      Mexico            1,330,000         1,652,525
      11.50%, 5/15/26 ..................................................      Mexico            2,895,000         3,677,374
                                                                                                               ------------
   Total Bonds (Cost $150,070,576) .....................................                                        153,659,773
                                                                                                               ------------
   Total Long Term Investments (Cost $534,348,654) .....................                                        502,682,909
                                                                                                               ------------

   Short Term Investments 5.3%
   New Zealand Treasury Bill, 10/09/02 .................................   New Zealand          4,500,000 NZD     2,148,728
                                                                                                               ------------
                                                                                                  SHARES
                                                                                               -------------
/c/Franklin Institutional Fiduciary Trust Money Market Portfolio........  United States        25,964,256        25,964,256
                                                                                                               ------------
   Total Short Term Investments (Cost $28,134,010) .....................                                         28,112,984
                                                                                                               ------------
   Total Investments (Cost $562,482,664) 99.3% .........................                                        530,795,893
   Other Assets, less Liabilities .7% ..................................                                          3,519,502
                                                                                                               ------------
   Total Net Assets 100.0% .............................................                                       $534,315,395
                                                                                                               ============

Currency Abbreviations:
AUD  - Australian Dollar
CAD  - Canadian Dollar
DKK  - Danish Krone
EUR  - European Unit
GBP  - British Pound
NZD  - New Zealand Dollar
SEK  - Swedish Krone


/a/Non-income producing
/b/See Note 7 regarding defaulted securities.
/c/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.
/d/The principal amount is stated in U.S. dollars unless otherwise indicated.

                       See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2002 (unaudited)


                                                                                                  PRINCIPAL
   Templeton Global Income Securities Fund                                                        AMOUNT/b/            VALUE
   -----------------------------------------------------------------------------------------------------------------------------
   Long Term Investments 94.6%
   Australia 2.1%
   New South Wales Treasury Corp., 6.50%, 5/01/06 .........................................     $ 2,337,000 AUD      $ 1,338,243
                                                                                                                     -----------
   Belgium 3.0%
   Kingdom of Belgium, 7.50%, 7/29/08 .....................................................       1,731,000 EUR        1,948,008
                                                                                                                     -----------
   Brazil 1.1%
   Republic of Brazil, 11.00%, 8/17/40 ....................................................       1,180,000              675,550
                                                                                                                     -----------
   Bulgaria 1.9%
   Republic of Bulgaria, FRN, 7/28/11 .....................................................       1,403,360            1,248,990
                                                                                                                     -----------
   Canada 2.7%
   Government of Canada, 6.00%, 6/01/11 ...................................................       2,497,000 CAD        1,707,553
                                                                                                                     -----------
   Denmark 1.9%
   Kingdom of Denmark, 5.00%, 8/15/05 .....................................................       9,295,000 DKK        1,248,885
                                                                                                                     -----------
   France 7.9%
   Government of France,
     6.75%, 10/25/03 ......................................................................       1,306,000 EUR        1,338,469
     4.00%, 10/25/09 ......................................................................       3,945,000 EUR        3,705,867
                                                                                                                     -----------
                                                                                                                       5,044,336
                                                                                                                     -----------

   Germany 22.2%
   Federal Republic of Germany,
     3.75%, 8/26/03 .......................................................................         549,000 EUR          542,407
     3.25%, 2/17/04 .......................................................................       4,257,000 EUR        4,162,153
     5.00%, 7/04/11 .......................................................................       6,842,000 EUR        6,798,011
     Series 136, 5.00%, 8/19/05 ...........................................................       2,698,000 EUR        2,721,315
                                                                                                                     -----------
                                                                                                                      14,223,886
                                                                                                                     -----------

   Hong Kong .1%
   Government of Hong Kong, 5.92%, 12/05/11 ...............................................         700,000 HKD           94,537
                                                                                                                     -----------
   Italy 6.8%
   Buoni Poliennali Del Tesoro,
     7.75%, 11/01/06 ......................................................................       3,311,293 EUR        3,682,921
     5.50%, 11/01/10 ......................................................................         634,000 EUR          646,856
                                                                                                                     -----------
                                                                                                                       4,329,777
                                                                                                                     -----------

   Mexico 3.3%
   United Mexican States,
     9.875%, 2/01/10 ......................................................................       1,300,000            1,462,500
     11.375%, 9/15/16 .....................................................................         524,000              651,070
                                                                                                                     -----------
                                                                                                                       2,113,570
                                                                                                                     -----------

   Netherlands 5.3%
   Government of Netherlands, 5.75%, 2/15/07 ..............................................       3,308,000 EUR        3,424,108
                                                                                                                     -----------
   New Zealand 3.1%
   Government of New Zealand,
     7.00%, 7/15/09 .......................................................................       2,740,000 NZD        1,359,966
     6.00%, 11/15/11 ......................................................................       1,300,000 NZD          602,840
                                                                                                                     -----------
                                                                                                                       1,962,806
                                                                                                                     -----------

   Philippines 1.9%
   Republic of Philippines, 10.625%, 3/16/25 ..............................................       1,150,000            1,191,400
                                                                                                                     -----------
   Russia 3.3%
   Federation of Russia,
     11.00%, 7/24/18 ......................................................................       1,800,000            1,940,717
     12.75%, 6/24/28 ......................................................................         105,000              126,230
     FRN, 3/31/30 .........................................................................          34,000               23,694
                                                                                                                     -----------
                                                                                                                       2,090,641
                                                                                                                     -----------

Franklin Templeton Variable Insurance Products Trust

                                                                                                     PRINCIPAL
 Templeton Global Income Securities Fund                                                             AMOUNT/b/          VALUE
---------------------------------------------------------------------------------------------------------------------------------
 Long Term Investments (cont.)
 Spain 2.1%
 Government of Spain, 10.15%, 1/31/06 ..........................................................    1,168,000 EUR    $  1,367,027
                                                                                                                     ------------
 Sweden 1.0%
 Kingdom of Sweden, 6.00%, 2/09/05 .............................................................    5,500,000 SEK         612,481
                                                                                                                     ------------
 United Kingdom 2.7%
 United Kingdom,
     6.50%, 12/07/03 ...........................................................................      270,000 GBP         422,413
     7.50%, 12/07/06 ...........................................................................      800,000 GBP       1,338,353
                                                                                                                     ------------
                                                                                                                        1,760,766
                                                                                                                     ------------
 United States 19.5%
 FNMA, 6.00%, 5/15/11 ..........................................................................    1,882,000           1,975,778
 U.S. Treasury Note, 5.00%, 8/15/11 ............................................................   10,403,000          10,550,744
                                                                                                                     ------------
                                                                                                                       12,526,522
                                                                                                                     ------------
 Venezuela 2.7%
 Republic of Venezuela, 144A, 9.125%, 6/18/07 ..................................................    2,240,000           1,731,136
                                                                                                                     ------------
 Total Long Term Investments (Cost $59,223,342) ................................................                       60,640,222
                                                                                                                     ------------
 Short Term Investments .5%
 New Zealand Treasury Bill, 10/09/2002 (Cost $305,680) .........................................      650,000 NZD         310,372
                                                                                                                     ------------
 Total Investments Before Repurchase Agreement (Cost $59,529,022) ..............................                       60,950,594
                                                                                                                     ------------
 /a/Repurchase Agreement 2.5%
 Dresdner Kleinwort Wasserstein Securities LLC, 1.85%, 7/01/02 (Maturity Value $1,585,244)
  (Cost $1,585,000) ............................................................................    1,585,000           1,585,000
                                                                                                                     ------------
  Collateralized by U.S. Treasury Notes
 Total Investments (Cost $61,114,022) 97.6% ....................................................                       62,535,594
 Other Assets, less Liabilities 2.4% ...........................................................                        1,565,847
                                                                                                                     ------------
 Total Net Assets 100.0% .......................................................................                     $ 64,101,441
                                                                                                                     ============

Currency Abbreviations:
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Unit
GPB - British Pound
HKD - Hong Kong Dollar
NZD - New Zealand Dollar
SEK - Swedish Krona


/a/At June 30, 2002, all repurchase agreements had been entered into on June
   28, 2002.
/b/The principal amount is stated in U.S. dollars unless otherwise indicated.

                       See notes to financial statements.                    217

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2002 (unaudited)



   Templeton Growth Securities Fund                                                  COUNTRY             SHARES            VALUE
   --------------------------------------------------------------------------------------------------------------------------------
   Common Stocks 94.7%
   Aerospace & Defense 2.7%
   BAE Systems PLC ..........................................................      United Kingdom       3,247,043      $ 16,580,182
   BAE Systems PLC, 144A ....................................................      United Kingdom          35,823           182,921
   Raytheon Co. .............................................................       United States           2,504           102,038
   Rolls-Royce PLC ..........................................................      United Kingdom       4,427,334        10,932,355
                                                                                                                       ------------
                                                                                                                         27,797,496
                                                                                                                       ------------

   Airlines .9%
   Singapore Airlines Ltd ...................................................        Singapore          1,303,100         9,514,640
                                                                                                                       ------------
   Automobiles .8%
   Volkswagen AG ............................................................        Germany              165,400         8,036,739
                                                                                                                       ------------
   Banks 8.5%
   Abbey National PLC .......................................................      United Kingdom       1,006,120        11,839,232
   Australia & New Zealand Banking Group Ltd. ...............................        Australia          1,039,334        11,254,366
   DBS Group Holdings Ltd. ..................................................        Singapore            725,000         5,088,439
   Foreningssparbanken AB, A ................................................          Sweden             350,000         4,436,671
   HSBC Holdings PLC ........................................................         Hong Kong         1,415,201        16,238,628
   Lloyds TSB Group PLC .....................................................      United Kingdom       1,406,237        13,996,780
   San Paolo-IMI SpA ........................................................           Italy           1,022,000        10,254,721
/a/UBS AG ...................................................................        Switzerland          270,250        13,591,945
                                                                                                                       ------------
                                                                                                                         86,700,782
                                                                                                                       ------------

   Chemicals 5.6%
   Akzo Nobel NV ............................................................        Netherlands          355,200        15,466,509
   BASF AG ..................................................................         Germany             253,200        11,740,282
   Bayer AG, Br. ............................................................         Germany             418,290        13,260,556
   DSM NV, Br. ..............................................................        Netherlands          199,950         9,279,105
   Lyondell Chemical Co. ....................................................       United States         533,830         8,060,833
                                                                                                                       ------------
                                                                                                                         57,807,285
                                                                                                                       ------------

   Commercial Services & Supplies 1.0%
   Waste Management Inc. ....................................................       United States         415,640        10,827,422
                                                                                                                       ------------
/a/Communications Equipment .2%
   Nortel Networks Corp. ....................................................           Canada          1,478,060         2,143,187
                                                                                                                       ------------
   Computers & Peripherals 2.5%
/a/EMC Corp .................................................................       United States       1,083,940         8,183,747
   Hewlett-Packard Co. ......................................................       United States         557,390         8,516,919
   NEC Corp. ................................................................           Japan           1,290,000         8,975,972
                                                                                                                       ------------
                                                                                                                         25,676,638
                                                                                                                       ------------

   Diversified Financials 2.8%
   Merrill Lynch & Co. Inc. .................................................       United States         250,000        10,125,000
   Nomura Holdings Inc. .....................................................           Japan             726,000        10,660,437
   Swire Pacific Ltd., A ....................................................          Hong Kong        1,552,300         7,940,662
                                                                                                                       ------------
                                                                                                                         28,726,099
                                                                                                                       ------------

   Diversified Telecommunication Services 7.5%
   AT&T Corp. ...............................................................       United States         500,000         5,350,000
   Cable & Wireless PLC .....................................................      United Kingdom       3,013,466         7,682,258
   KT Corp., ADR ............................................................         South Korea         651,550        14,106,058
   Nippon Telegraph & Telephone Corp. .......................................            Japan              3,501        14,400,075
   SBC Communications Inc ...................................................       United States         353,280        10,775,040
   Telecom Corp. of New Zealand Ltd .........................................         New Zealand       2,415,827         5,784,712
/a/Telefonica SA ............................................................            Spain          1,067,040         8,957,336
   Telefonos de Mexico SA de CV (TELMEX), L, ADR ............................            Mexico           315,225        10,112,418
   WorldCom Inc.- WorldCom Group ............................................       United States         765,410            76,541
                                                                                                                       ------------
                                                                                                                         77,244,438
                                                                                                                       ------------

   Franklin Templeton Variable Insurance Products Trust

   Templeton Growth Securities Fund                                    COUNTRY              SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Electric Utilities 5.1%
   E.ON AG ........................................................    Germany                278,000        $  16,198,546
   Endesa SA ......................................................     Spain                 400,000            5,811,014
   Hong Kong Electric Holdings Ltd. ...............................   Hong Kong             2,683,498           10,028,778
   Iberdrola SA, Br ...............................................     Spain                 831,200           12,108,122
   Korea Electric Power Corp. .....................................  South Korea              458,200            8,379,385
                                                                                                             -------------
                                                                                                                52,525,845
                                                                                                             -------------
   Electrical Equipment .8%
   Alstom SA ......................................................     France                770,230            8,146,839
                                                                                                             -------------

   Electronic Equipment & Instruments 3.4%
/a/Celestica Inc. .................................................     Canada                470,940           10,695,047
   Hitachi Ltd. ...................................................      Japan              1,820,500           11,771,129
/a/Jabil Circuit Inc. .............................................  United States            370,300            7,817,033
/a/Solectron Corp. ................................................  United States            677,570            4,167,056
                                                                                                             -------------
                                                                                                                34,450,265
                                                                                                             -------------

Food & Drug Retailing 3.9%
   Albertson's Inc. ...............................................  United States            537,800           16,381,388
   J.Sainsbury PLC ................................................  United Kingdom         1,854,319           10,062,152
/a/The Kroger Co. .................................................  United States            654,190           13,018,381
                                                                                                             -------------
                                                                                                                39,461,921
                                                                                                             -------------

Food Products 3.4%
   General Mills Inc. .............................................  United States            305,670           13,473,934
   H.J. Heinz Co. .................................................  United States            230,419            9,470,221
/a/Smucker JM Co. .................................................  United States              2,676               91,325
   Unilever PLC ...................................................  United Kingdom         1,244,800           11,346,377
                                                                                                             -------------
                                                                                                                34,381,857
                                                                                                             -------------

   Gas Utilities 1.3%
   TransCanada PipeLines Ltd. .....................................      Canada               895,913           13,548,556
                                                                                                             -------------

   Health Care Providers & Services .9%
   CIGNA Corp. ....................................................  United States             94,950            9,250,029
                                                                                                             -------------

   Hotels Restaurants & Leisure .6%
   Carnival Corp. .................................................  United States            204,140            5,652,637
                                                                                                             -------------

   Household Durables 2.1%
   Koninklijke Philips Electronics NV .............................   Netherlands             562,480           15,704,067
   Newell Rubbermaid Inc. .........................................  United States            159,593            5,595,331
                                                                                                             -------------
                                                                                                                21,299,398
                                                                                                             -------------

   Household Products
   Procter & Gamble Co. ...........................................  United States              3,090              275,937
                                                                                                             -------------

   Industrial Conglomerates 2.2%
   Hutchison Whampoa Ltd. .........................................    Hong Kong            1,068,000            7,975,820
   Smiths Group PLC ...............................................  United Kingdom           850,100           11,039,923
   Tyco International Ltd. ........................................  United States            262,920            3,552,049
                                                                                                             -------------
                                                                                                                22,567,792
                                                                                                             -------------

   Insurance 5.2%
   Ace Ltd. .......................................................     Bermuda               302,000            9,543,200
   Allstate Corp ..................................................  United States            271,990           10,058,190
   American International Group Inc. ..............................  United States             20,600            1,405,538
   AXA SA .........................................................     France                526,640            9,632,390
   Sampo-Leonia OY, A .............................................     Finland               354,000            2,761,910
   Swiss Reinsurance Co. ..........................................   Switzerland              29,200            3,861,750
   Torchmark Corp. ................................................  United States            135,740            5,185,268
   XL Capital Ltd., A .............................................     Bermuda               127,100           10,765,370
                                                                                                             -------------
                                                                                                                53,213,616
                                                                                                             -------------

             Franklin Templeton Variable Insurance Products Trust

             Templeton Growth Securities Fund                       COUNTRY         SHARES              VALUE
          -----------------------------------------------------------------------------------------------------------
             Common Stocks (cont.)
             Internet Software & Services .4%
          /a/VeriSign Inc. ...................................   United States        523,215       $   3,761,916
                                                                                                    -------------
             IT Consulting & Services .5%
             Satyam Computers Services Ltd. ..................       India          1,078,580           5,082,748
                                                                                                    -------------
             Machinery 3.9%
             Invensys PLC ....................................   United Kingdom     5,630,280           7,637,943
             Komatsu Ltd. ....................................       Japan          2,400,000           8,590,022
             Sandvik AB ......................................       Sweden           440,000          10,987,492
             Volvo AB, B .....................................       Sweden           595,620          12,346,034
                                                                                                    -------------
                                                                                                       39,561,491
                                                                                                    -------------

             Media 1.2%
             APN News & Media Ltd. ...........................      Australia       2,683,903           5,499,122
             United Business Media PLC .......................   United Kingdom     1,074,184           7,122,367
                                                                                                    -------------
                                                                                                       12,621,489
                                                                                                    -------------
             Metals & Mining 4.0%
          /a/AK Steel Holding Corp. ..........................   United States        795,400          10,189,074
             Barrick Gold Corp. ..............................       Canada           348,800           6,623,712
             BHP Billiton PLC ................................     Australia        2,434,080          13,263,781
             POSCO ...........................................    South Korea          98,092          10,885,521
                                                                                                    -------------
                                                                                                       40,962,088
                                                                                                     -------------

             Multiline Retail 2.0%
             Marks & Spencer Group PLC .......................   United Kingdom     1,682,247           9,557,930
             Sears, Roebuck & Co. ............................   United States        208,370          11,314,491
                                                                                                    -------------
                                                                                                       20,872,421
                                                                                                    -------------

             Oil & Gas 6.7%
             Burlington Resources Inc. .......................   United States        193,400           7,349,200
             Eni SpA .........................................       Italy          1,081,305          17,193,066
             Occidental Petroleum Corp. ......................   United States        278,380           8,348,616
             PetroChina Co. Ltd., H ..........................       China         29,950,000           6,374,015
             Repsol YPF SA ...................................       Spain            833,660           9,830,430
             Shell Transport & Trading Co. PLC ...............   United Kingdom     2,540,483          19,168,050
                                                                                                    -------------
                                                                                                       68,263,377
                                                                                                    -------------

             Paper & Forest Products 3.2%
             Bowater Inc. ....................................   United States        191,800          10,428,166
             International Paper Co. .........................   United States        240,000          10,459,200
             UPM-Kymmene Corp. ...............................      Finland           312,200          12,289,930
                                                                                                    -------------
                                                                                                       33,177,296
                                                                                                    -------------

             Pharmaceuticals 6.2%
             Abbott Laboratories .............................   United States        230,310           8,671,172
             Bristol-Myers Squibb Co. ........................   United States        510,430          13,118,051
          /a/Elan Corp. PLC, ADR .............................   Irish Republic       448,870           2,455,319
             Merck KGAA ......................................      Germany           316,440           8,516,029
             Mylan Laboratories Inc. .........................   United States        264,440           8,290,194
             Pharmacia Corp. .................................   United States        379,150          14,199,168
          /a/Shire Pharmaceuticals Group PLC .................   United Kingdom       880,440           7,783,666
                                                                                                    -------------
                                                                                                       63,033,599
                                                                                                    -------------

             Real Estate 1.6%
             Cheung Kong Holdings Ltd. .......................     Hong Kong        2,011,499          16,762,599
                                                                                                    -------------

             Road & Rail .8%
             East Japan Railway Co. ..........................       Japan              1,316           6,159,486
             Nippon Express Co. Ltd. .........................       Japan            454,000           2,405,223
                                                                                                    -------------
                                                                                                        8,564,709
                                                                                                    -------------

Franklin Templeton Variable Insurance Products Trust

   Templeton Growth Securities Fund                                                COUNTRY            SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Semiconductor Equipment & Products 1.6%
/a/Agere Systems Inc., A .................................................      United States        1,379,680    $     1,931,552
   Samsung Electronics Co. Ltd. ..........................................       South Korea            53,920         14,746,200
                                                                                                                  ---------------
                                                                                                                       16,677,752
                                                                                                                  ---------------
   Wireless Telecommunication Services 1.2%
/a/AT&T Wireless Services Inc. ...........................................      United States        1,000,000          5,850,000
/a/China Mobile (Hong Kong) Ltd. .........................................         China             1,672,500          4,953,205
   SK Telecom Co. Ltd., ADR ..............................................       South Korea            54,400          1,348,575
                                                                                                                  ---------------
                                                                                                                       12,151,780
                                                                                                                  ---------------
   Total Common Stocks (Cost $1,021,731,007)                                                                          970,742,683
                                                                                                                  ---------------
   Preferred Stocks 1.4%
   Volkswagen AG, pfd. ...................................................         Germany              60,000          1,931,737
   Cia Vale Do Rio Doce, ADR, pfd. A .....................................         Brazil              120,000          3,114,000
   Petroleo Brasileiro SA, ADR, pfd. .....................................         Brazil              350,000          6,090,000
   Petroleo Brasileiro SA, pfd. ..........................................         Brazil              157,470          2,743,712
                                                                                                                  ---------------
   Total Preferred Stocks (Cost $18,954,432) .............................                                             13,879,449
                                                                                                                  ---------------
   Total Long Term Investments (Cost $1,040,685,439) .....................                                            984,622,132
                                                                                                                  ---------------
                                                                                                      PRINCIPAL
                                                                                                       AMOUNT
                                                                                                      ---------
/b/Repurchase Agreement 3.2%
   Dresdner Bank AG., 1.85%, 7/01/02 (Maturity Value $ 33,402,149)
    (Cost $ 33,397,000) ..................................................      United States     $ 33,397,000         33,397,000
    Collateralized by U.S.Treasury Bills, Notes, and Bonds, and U.S.
     Government Agency Securities
                                                                                                                  ---------------
   Total Investments (Cost $1,074,082,439) 99.3% .........................                                          1,018,019,132
   Other Assets, less Liabilities .7% ....................................                                              6,822,044
                                                                                                                  ---------------
   Total Net Assets 100.0% ...............................................                                        $ 1,024,841,176
                                                                                                                  ===============

/a/Non-income producing
/b/See note 1(c) regarding repurchase agreements.

                       See notes to financial statements.                    221

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statements of Assets and Liabilities
June 30, 2002 (unaudited)

                                                      Franklin     Franklin Global     Franklin        Franklin       Franklin
                                                 Aggressive Growth Communications  Growth and Income  High Income       Income
                                                  Securities Fund  Securities Fund  Securities Fund       Fund      Securities Fund
                                                 -----------------------------------------------------------------------------------
Assets:
   Investments in securities:
     Cost ......................................   $   7,771,240    $ 181,990,561    $ 556,554,785   $ 195,747,189    $ 571,178,468
                                                   --------------------------------------------------------------------------------
     Value .....................................       6,634,068      151,141,312      594,134,120     117,163,824      491,082,953
   Repurchase agreements, at value and cost ....              --       15,522,298       14,074,315         830,600       31,171,741
   Receivables:
     Investment securities sold ................              --          551,829       18,561,981              --          201,651
     Capital shares sold .......................              --            1,638          297,113          29,407          121,817
     Dividends and interest ....................              --          236,727        1,390,597       2,364,146        5,195,553
                                                   --------------------------------------------------------------------------------
        Total assets ...........................       6,634,068      167,453,804      628,458,126     120,387,977      527,773,715
                                                   --------------------------------------------------------------------------------
Liabilities:
   Payables:
     Investment securities purchased ...........         468,381        1,818,238       14,530,897       2,957,129       29,880,245
     Capital shares redeemed ...................              --          137,070          405,261         229,268           88,568
     Affiliates ................................           3,751           82,496          264,740          63,952          218,814
     Professional fees .........................           4,907           36,992           24,306          22,916           45,085
   Other liabilities ...........................             592           39,701           24,974          19,062           17,568
                                                   --------------------------------------------------------------------------------
        Total liabilities ......................         477,631        2,114,497       15,250,178       3,292,327       30,250,280
                                                   --------------------------------------------------------------------------------
          Net assets, at value .................   $   6,156,437    $ 165,339,307    $ 613,207,948   $ 117,095,650    $ 497,523,435
                                                   --------------------------------------------------------------------------------
Net assets consist of:
   Undistributed net investment income (loss) ..   $     (23,418)   $     858,973    $   6,900,128   $   4,103,965    $  13,794,799
   Net unrealized appreciation (depreciation) ..      (1,137,172)     (30,848,766)      37,579,335     (78,583,365)     (80,086,455)
   Accumulated net realized gain (loss) ........      (7,920,547)    (246,632,929)      27,188,333     (80,883,601)         726,604
   Capital shares ..............................      15,237,574      441,962,029      541,540,152     272,458,651      563,088,487
                                                   --------------------------------------------------------------------------------
        Net assets, at value ...................   $   6,156,437    $ 165,339,307    $ 613,207,948   $ 117,095,650    $ 497,523,435
                                                   --------------------------------------------------------------------------------
Class 1:
   Net assets, at value ........................   $   6,154,433    $ 164,749,346    $ 584,315,672   $ 114,904,081    $ 478,728,403
                                                   --------------------------------------------------------------------------------
   Shares outstanding ..........................       1,352,105       33,409,760       43,506,770      20,815,205       41,727,627
                                                   --------------------------------------------------------------------------------
   Net asset value and offering price per
    share ......................................   $        4.55    $        4.93    $       13.43   $        5.52    $       11.47
                                                   --------------------------------------------------------------------------------
Class 2:
   Net assets, at value ........................   $       2,004    $     589,961    $  28,892,276   $   2,191,569    $  18,795,032
                                                   --------------------------------------------------------------------------------
   Shares outstanding ..........................             442          120,152        2,163,379         399,639        1,650,420
                                                   --------------------------------------------------------------------------------
   Net asset value and offering price
    per share ..................................   $        4.53    $        4.91    $       13.36   $        5.48    $       11.39
                                                   --------------------------------------------------------------------------------

222                    See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statements of Assets and Liabilities (cont.)
June 30, 2002 (unaudited)

                                                 Franklin Large      Franklin        Franklin          Franklin          Franklin
                                                   Cap Growth      Money Market     Real Estate    Rising Dividends       S&P 500
                                                Securities Fund        Fund             Fund        Securities Fund     Index Fund
                                                -----------------------------------------------------------------------------------
Assets:
   Investments in securities:
     Cost ......................................  $ 223,818,330    $ 144,718,201   $ 230,678,514    $ 254,948,565     $  39,164,106
                                                  ---------------------------------------------------------------------------------
     Value .....................................    221,241,150      144,718,201     294,302,773      384,857,247        36,977,274
   Repurchase agreements, at value and cost ....     14,119,124       10,575,000      25,690,553               --                --
   Cash ........................................             --            5,271           5,101               --                --
   Receivables:
     Investment securities sold ................      9,522,150               --              --               --           593,867
     Capital shares sold .......................         49,591               64       3,006,662        1,423,639                --
     Dividends and interest ....................        263,600           29,164       1,819,019          511,656            56,487
   Other assets ................................             --               --              --               --            29,178
                                                  ---------------------------------------------------------------------------------
        Total assets ...........................    245,195,615      155,327,700     324,824,108      386,792,542        37,656,806
                                                  ---------------------------------------------------------------------------------
Liabilities:
   Payables:
     Investment securities purchased ...........      5,289,839               --       1,789,817               --           154,806
     Capital shares redeemed ...................        320,003           82,868          11,809          130,878           102,354
     Affiliates ................................        159,442           70,879         200,093          249,809                --
     Professional fees .........................          7,001            7,706          11,382            7,148                --
     Variation margin (Note 1) .................             --               --              --               --             1,425
   Distributions to shareholders ...............             --              120              --               --                --
   Other liabilities ...........................         28,465            4,735           8,759           10,402            21,149
                                                  ---------------------------------------------------------------------------------
        Total liabilities ......................      5,804,750          166,308       2,021,860          398,237           279,734
                                                  ---------------------------------------------------------------------------------
        Net assets, at value ...................  $ 239,390,865    $ 155,161,392   $ 322,802,248    $ 386,394,305     $  37,377,072
                                                  ---------------------------------------------------------------------------------
Net assets consist of:
   Undistributed net investment income .........  $     800,550    $          --   $   5,671,839    $   1,973,989     $     324,757
   Net unrealized appreciation (depreciation)...     (2,577,180)              --      63,624,259      129,908,682        (2,205,406)
   Accumulated net realized gain (loss) ........    (36,864,128)              --      (7,006,993)       8,783,489       (18,472,079)
   Capital shares ..............................    278,031,623      155,161,392     260,513,143      245,728,145        57,729,800
                                                  ---------------------------------------------------------------------------------
        Net assets, at value ...................  $ 239,390,865    $ 155,161,392   $ 322,802,248    $ 386,394,305     $  37,377,072
                                                  ---------------------------------------------------------------------------------
Class 1:
   Net assets, at value ........................  $ 226,515,481    $ 154,398,981   $ 138,272,735    $ 353,429,422     $  29,930,621
                                                  ---------------------------------------------------------------------------------
   Shares outstanding ..........................     18,582,128      154,398,981       6,947,465       23,815,231         4,159,113
                                                  ---------------------------------------------------------------------------------
   Net asset value and offering price
    per share ..................................  $       12.19    $        1.00   $       19.90    $       14.84     $        7.20
                                                  ---------------------------------------------------------------------------------
Class 2:
   Net assets, at value ........................  $  12,875,384    $     762,411   $ 184,529,513    $  32,964,883     $   7,446,451
                                                  ---------------------------------------------------------------------------------
   Shares outstanding ..........................      1,063,793          762,411       9,351,493        2,239,693         1,038,844
                                                  ---------------------------------------------------------------------------------
   Net asset value and offering price
    per share ..................................  $       12.10    $        1.00   $       19.73    $       14.72     $        7.17
                                                  ---------------------------------------------------------------------------------

                       See notes to financial statements.                   223

Franklin Templeton Variable Insurance Products Trust

Statements of Assets and Liabilities (cont.)
June 30, 2002 (unaudited)

                                                       Franklin        Franklin        Franklin          Franklin       Franklin
                                                       Small Cap    Small Cap Value   Technology     U.S. Government   Zero Coupon
                                                         Fund      Securities Fund  Securities Fund        Fund        Fund - 2005
                                                    --------------------------------------------------------------------------------
Assets:
   Investments in securities:
     Cost .......................................   $ 679,738,273    $ 124,911,022   $7 12,050,449    $ 399,508,864    $  51,121,096
                                                    --------------------------------------------------------------------------------
     Value ......................................     624,689,160      132,934,661       9,877,497      416,588,906       57,797,554
   Repurchase agreements, at value and cost .....              --               --              --       52,678,044          937,300
   Receivables:
     Investment securities sold .................       1,412,156               --       1,022,996       16,395,205               --
     Capital shares sold ........................         370,717        1,046,747          13,637           26,713            4,809
     Dividends and interest .....................         112,323           44,348             552        2,508,495               --
                                                    --------------------------------------------------------------------------------
        Total assets ............................   $ 626,584,356    $ 134,025,756   $  10,914,682    $ 488,197,363    $  58,739,663
                                                    --------------------------------------------------------------------------------
Liabilities:
   Payables:
     Investment securities purchased ............       2,275,938        1,365,554         909,130       47,363,845               --
     Capital shares redeemed ....................       1,748,867              591          26,093          270,897              200
     Affiliates .................................         564,173          105,268          10,500          206,231           29,859
     Professional fees ..........................          18,202            6,743          18,356            2,397            6,568
     Funds advanced by custodian ................           7,919               --              --               --               --
   Other liabilities ............................         126,866            2,578           1,488           16,993            3,594
                                                    --------------------------------------------------------------------------------
        Total liabilities .......................       4,741,965        1,480,734         965,567       47,860,363           40,221
                                                    --------------------------------------------------------------------------------
          Net assets, at value ..................   $ 621,842,391    $ 132,545,022   $   9,949,115    $ 440,337,000    $  58,699,442
                                                    --------------------------------------------------------------------------------
Net assets consist of:
   Undistributed net investment income (loss) ...   $    (628,339)   $     234,400   $     (64,963)   $  11,994,970    $   1,793,269
   Net unrealized appreciation (depreciation) ...     (55,049,113)       8,023,639      (2,172,952)      17,080,042        6,676,458
   Accumulated net realized gain (loss) .........     (71,109,741)         118,166     (11,878,330)     (13,996,614)         256,974
   Capital shares ...............................     748,629,584      124,168,817      24,065,360      425,258,602       49,972,741
                                                    --------------------------------------------------------------------------------
        Net assets, at value ....................   $ 621,842,391      132,545,022   $   9,949,115    $ 440,337,000    $  58,699,442
                                                    --------------------------------------------------------------------------------
Class 1:
   Net assets, at value .........................   $ 214,592,850       39,576,446   $   2,691,310    $ 375,843,508    $  58,699,442
   Shares outstanding ...........................      14,546,112        3,481,755         758,671       29,103,098        3,777,825
                                                    --------------------------------------------------------------------------------
   Net asset value and offering price per
    share .......................................   $       14.75    $       11.37   $        3.55    $       12.91    $       15.54
                                                    --------------------------------------------------------------------------------
Class 2:
   Net assets, at value .........................   $ 407,249,541    $  92,968,576   $   7,257,805    $  64,493,492               --
                                                    --------------------------------------------------------------------------------
   Shares outstanding ...........................      27,767,555        8,246,236       2,055,969        5,030,926               --
                                                    --------------------------------------------------------------------------------
   Net asset value and offering price per
    share .......................................   $       14.67    $       11.27   $        3.53    $       12.82    $          --
                                                    --------------------------------------------------------------------------------


224                    See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statements of Assets and Liabilities (cont.)
June 30, 2002 (unaudited)

                                                                         Mutual         Mutual         Templeton       Templeton
                                                           Franklin     Discovery       Shares     Developing Markets   Foreign
                                                         Zero Coupon    Securities     Securities       Securities     Securities
                                                         Fund - 2010       Fund           Fund             Fund           Fund
                                                         --------------------------------------------------------------------------
Assets:
 Investments in securities:
   Cost ..............................................   $44,491,411  $158,368,886   $ 780,947,857    $ 342,020,262    $833,155,054
                                                         ==========================================================================
   Value .............................................    52,000,106   172,973,786     816,609,218      328,636,665     803,254,279
 Repurchase agreements, at value and cost ............       343,004            --              --               --              --
 Cash ................................................            --        35,803         147,898           13,477              --
 Foreign currency, at value (cost $304,774, $814,683,
  $1,162,179 and $8,261,476, respectively) ...........            --       302,743         813,261        1,173,539       8,538,494
 Receivables:
  Investment securities sold .........................            --     2,101,891       7,022,585        3,332,192       2,451,905
  Capital shares sold ................................       834,747            --       2,594,644          346,966         298,977
  Dividends and interest .............................            --       340,873         963,706        1,290,724       3,729,313
  Variation margin (Note 1) ..........................            --       140,463              --               --              --
 Unrealized gain on forward exchange contracts
   (Note 6) ..........................................            --       141,057         115,420               --              --
 Deposits with broker for securities sold short ......            --       134,453         401,591               --              --
                                                         --------------------------------------------------------------------------
     Total assets ....................................    53,177,857   176,171,069     828,668,323      334,793,563     818,272,968
                                                         --------------------------------------------------------------------------
 Liabilities:
  Payables:
   Investment securities purchased ...................            --       683,582       9,394,200        3,012,661       2,394,666
   Capital shares redeemed ...........................           100       238,898         749,976        3,698,091       6,169,209
   Affiliates ........................................        26,767       143,447         676,691          426,971         660,418
   Professional fees .................................         5,934        14,370          18,020           38,955          34,625
 Funds advanced by custodian .........................            --            --              --               --          95,309
 Securities sold short, at value (proceeds $217,139
  and $786,158, respectively) ........................            --       184,256         686,928               --              --
 Options written, at value (premiums received
  $19,295) ...........................................            --            --          22,770               --              --
 Unrealized loss on forward exchange contracts
  (Note 6)............................................            --     4,518,093      10,313,778               --              --
 Other liabilities ...................................         2,080        36,067          62,393          340,592         537,469
                                                         --------------------------------------------------------------------------
     Total liabilities ...............................        34,881     5,818,713      21,924,756        7,517,270       9,891,696
                                                         --------------------------------------------------------------------------
      Net assets, at value ...........................   $53,142,976  $170,352,356   $ 806,743,567    $ 327,276,293    $808,381,272
                                                         ==========================================================================
Net assets consist of:
 Undistributed net investment income .................   $ 1,515,469  $  1,326,097   $   4,471,985    $   2,193,634    $ 11,606,372
 Net unrealized appreciation (depreciation) ..........     7,508,695)   10,391,988      25,568,124      (13,446,402)    (29,446,165)
 Accumulated net realized gain (loss) ................      (319,773)      747,517        (384,040)    (207,258,129     (48,826,006
 Capital shares ......................................    44,438,585   157,886,754     777,087,498      545,787,190     875,047,071
                                                         --------------------------------------------------------------------------
     Net assets, at value ............................   $53,142,976  $170,352,356   $ 806,743,567    $ 327,276,293    $808,381,272
                                                         ==========================================================================
Class 1:
 Net assets, at value ................................   $53,142,976  $154,746,673   $ 360,001,508    $ 247,128,309    $526,298,031
                                                         ==========================================================================
 Shares outstanding ..................................     3,584,121    12,595,543      27,358,025       49,700,325      45,415,221
                                                         ==========================================================================
 Net asset value and offering price per share ........   $     14.83  $      12.29   $       13.16    $        4.97    $      11.59
                                                         ==========================================================================
Class 2:
 Net assets, at value ................................            --  $ 15,605,683   $ 446,742,059    $  80,147,984    $282,083,241
                                                         ==========================================================================
 Shares outstanding ..................................            --     1,278,608      34,098,659       16,179,068      24,555,691
                                                         ==========================================================================
 Net asset value and offering price per share ........            --  $      12.21   $       13.10    $        4.95    $      11.49
                                                         ==========================================================================

                       See notes to financial statements.                    225

        Franklin Templeton Variable Insurance Products Trust

        Statements of Assets and Liabilities (cont.)
        June 30, 2002 (unaudited)

                                                                    Templeton          Templeton
                                                                  Global Asset       Global Income      Templeton
                                                                   Allocation          Securities        Growth
                                                                      Fund                Fund       Securities Fund
                                                                  --------------------------------------------------
        Assets:
         Investments in securities:
          Cost ...............................................    $ 562,482,664      $  59,529,022   $1,040,685,439
                                                                  =================================================
          Value ..............................................      530,795,893         60,950,594      984,622,132
         Repurchase agreements, at value and cost ............               --          1,585,000       33,397,000
         Cash ................................................          573,494                274               --
         Foreign currency, at value (cost $ 6,807,223) .......               --                 --        7,152,077
         Receivables:
          Investment securities sold .........................               --            630,489       20,052,236
          Capital shares sold ................................          110,596                940          417,137
          Dividends and interest .............................        5,046,588          1,616,335        3,137,766
                                                                  -------------------------------------------------
               Total assets ..................................      536,526,571         64,783,632    1,048,778,348
                                                                  -------------------------------------------------
        Liabilities:
         Payables:
          Investment securities purchased ....................          833,449            611,375       13,906,298
          Capital shares redeemed ............................          865,531             27,771        8,778,317
          Affiliates .........................................          339,887             33,165          757,634
          Professional fees ..................................           17,398                 --           11,204
         Funds advanced by custodian .........................               --                 --          221,547
         Other liabilities ...................................          154,911              9,880          262,172
                                                                  -------------------------------------------------
               Total liabilities .............................        2,211,176            682,191       23,937,172
                                                                  -------------------------------------------------
               Net assets, at value ..........................    $ 534,315,395      $  64,101,441   $1,024,841,176
                                                                  =================================================
        Net assets consist of:
         Undistributed net investment income .................    $   6,413,410      $     592,768   $   12,025,124
         Net unrealized appreciation (depreciation) ..........      (31,462,649)         1,518,245      (55,692,783)
         Accumulated net realized gain (loss) ................        6,294,007        (12,496,081)      (1,361,854)
         Capital shares ......................................      553,070,627         74,486,509    1,069,870,689
                                                                  ---------------------------------  --------------
               Net assets, at value ..........................    $ 534,315,395      $  64,101,441   $1,024,841,176
                                                                  =================================================
        Class 1:
         Net assets, at value ................................    $ 489,698,036      $  62,467,739   $  869,819,088
                                                                  =================================================
         Shares outstanding ..................................       31,153,687          5,095,090       84,495,785
                                                                  =================================================
         Net asset value and offering price per share ........    $       15.72      $       12.26   $        10.29
                                                                  =================================================
        Class 2:
         Net assets, at value ................................    $  44,617,359      $   1,633,702   $  155,022,088
                                                                  =================================================
         Shares outstanding ..................................        2,854,522            133,864       15,168,000
                                                                  =================================================
         Net asset value and offering price per share ........    $       15.63      $       12.20   $        10.22
                                                                  =================================================

226                    See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statements of Operations
for the six months ended June 30, 2002 (unaudited)

                                                        Franklin      Franklin Global     Franklin       Franklin     Franklin
                                                    Aggressive Growth Communications  Growth and Income High Income    Income
                                                     Securities Fund  Securities Fund  Securities Fund     Fund     Securities Fund
                                                    --------------------------------------------------------------------------------
Investment income:
  Dividends ......................................     $     9,843     $  1,256,821    $   8,702,783   $         --   $  5,371,580
  Interest .......................................              --          242,787        1,004,597      7,727,151     14,916,194
                                                    --------------------------------------------------------------------------------
        Total investment income ..................           9,843        1,499,608        9,707,380      7,727,151     20,287,774
                                                    --------------------------------------------------------------------------------
Expenses:
  Management fees (Note 3) .......................          18,079          589,081        1,574,197        420,001      1,317,814
  Administrative fees (Note 3) ...................           7,653               --               --             --             --
  Distribution fees - Class 2 (Note 3) ...........               3              554           23,939          2,174         16,475
  Transfer agent fees ............................             227            2,350            9,664          2,362          7,599
  Custodian fees .................................              36            3,184            3,236            740         11,293
  Reports to shareholders ........................             733           20,353           34,233          9,249         24,425
  Professional fees ..............................           6,445           20,323           16,946         16,703         37,259
  Trustees' fees and expenses ....................              49            1,397            3,250            720          2,662
  Other ..........................................              36            2,090            4,023          3,116          4,715
                                                    --------------------------------------------------------------------------------
        Total expenses ...........................          33,261          639,332        1,669,488        455,065      1,422,242
                                                    --------------------------------------------------------------------------------
          Net investment income (loss) ...........         (23,418)         860,276        8,037,892      7,272,086     18,865,532
                                                    --------------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments ..................................          35,175      (69,277,125)      27,170,479    (35,047,048)     2,359,822
    Foreign currency transactions ................              --         (113,074)         (24,742)            41         (8,847)
                                                    --------------------------------------------------------------------------------
        Net realized gain (loss) .................          35,175      (69,390,199)      27,145,737    (35,047,007)     2,350,975
  Net unrealized appreciation (depreciation) on:
    Investments ..................................      (1,889,651)         472,326      (61,019,335)    11,320,431    (22,173,407)
    Translation of assets and liabilities
     denominated inforeign currencies ............              --              483               --             --         27,958
                                                    --------------------------------------------------------------------------------
        Net unrealized appreciation
         (depreciation) ..........................      (1,889,651)         472,809      (61,019,335)    11,320,431    (22,145,449)
                                                    --------------------------------------------------------------------------------
Net realized and unrealized loss .................      (1,854,476)     (68,917,390)     (33,873,598)   (23,726,576)   (19,794,474)
                                                    --------------------------------------------------------------------------------
Net decrease in net assets resulting from
 operations ......................................     $(1,877,894)    $(68,057,114)   $ (25,835,706)  $(16,454,490)  $   (928,942)
                                                    ================================================================================

                     See notes to financial statements.                      227

Franklin Templeton Variable Insurance Products Trust

Statements of Operations (cont.)
for the six months ended June 30, 2002 (unaudited)

                                                    Franklin Large      Franklin        Franklin        Franklin        Franklin
                                                      Cap Growth      Money Market    Real Estate    Rising Dividends    S&P 500
                                                    Securities Fund       Fund            Fund       Securities Fund   Index Fund
                                                    --------------------------------------------------------------------------------
Investment income:
  Dividends ......................................  $    1,779,133     $         --     $  4,791,629  $  3,452,484    $    467,145
  Interest .......................................         141,808        1,898,269          217,715            --           2,715
                                                    --------------------------------------------------------------------------------
        Total investment income ..................       1,920,941        1,898,269        5,009,344     3,452,484         469,860
                                                    --------------------------------------------------------------------------------
Expenses:
  Management fees (Note 3) .......................       1,052,807          498,846          717,132     1,412,018          45,904
  Administrative fees (Note 3) ...................              --               --               --            --          32,359
  Distribution fees (Note 3)
    Class 2 ......................................          11,077              971          162,587        26,070           7,408
    Class 3 ......................................              --               --               --            --          23,397
  Transfer agent fees ............................           4,547            2,573            2,479         5,681           2,811
  Transfer agent fees - Class 3 (Note 3) .........              --               --               --            --          25,611
  Custodian fees .................................           1,471            1,323            1,289         1,745             431
  Reports to shareholders ........................          38,003           15,482           14,604        18,221           5,163
  Registration and filing fees - Class 3 .........              --               --               --            --           8,355
  Professional fees ..............................           9,663            6,090           22,578         9,945             558
  Trustees' fees and expenses ....................           1,848            1,133            1,122         1,843             421
  Other ..........................................             444            1,093            1,224           529             392
                                                    --------------------------------------------------------------------------------
        Total expenses ...........................       1,119,860          527,511          923,015     1,476,052         152,810
        Expenses waived/paid by affiliate -
         Class 3 (Note 3) ........................              --               --               --            --          (7,755)
                                                    --------------------------------------------------------------------------------
          Net expenses ...........................       1,119,860          527,511          923,015     1,476,052         145,055
                                                    --------------------------------------------------------------------------------
             Net investment income ...............         801,081        1,370,758        4,086,329     1,976,432         324,805
                                                    --------------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:

    Investments ..................................     (14,443,344)              --        6,635,231     9,253,753     (11,414,108)
    Financial futures contracts ..................              --               --               --            --        (284,054)
                                                    --------------------------------------------------------------------------------
        Net realized gain (loss) .................     (14,443,344)                        6,635,231     9,253,753     (11,698,162)
  Net unrealized appreciation (depreciation)
   on investments ................................     (31,583,935)              --       20,935,940    16,810,908       3,398,738
                                                    --------------------------------------------------------------------------------
Net realized and unrealized gain (loss) ..........     (46,027,279)              --       27,571,171    26,064,661      (8,299,424)
                                                    --------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations .................................  $  (45,226,198)    $  1,370,758     $ 31,657,500  $ 28,041,093    $ (7,974,619)
                                                    ================================================================================

228                    See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statements of Operations (cont.)
for the six months ended June 30, 2002 (unaudited)

                                                                          Franklin        Franklin
                                                          Franklin    Small Cap Value    Technology      Franklin         Franklin
                                                         Small Cap       Securities      Securities   U.S. Government    Zero Coupon
                                                            Fund            Fund            Fund           Fund          Fund - 2005
                                                       -----------------------------------------------------------------------------
Investment income:
   Dividends ......................................    $   2,165,169    $   646,500      $    11,623    $         --     $        --
   Interest .......................................               --             --               --      13,315,429       1,991,705
                                                       -----------------------------------------------------------------------------
        Total investment income ...................        2,165,169        646,500           11,623      13,315,429       1,991,705
                                                       -----------------------------------------------------------------------------
Expenses:
   Management fees (Note 3) .......................        1,531,616        255,239           33,621       1,077,437         181,869
   Administrative fees (Note 3) ...................          828,669         70,010           15,793              --              --
   Distribution fees - Class 2 (Note 3) ...........          524,186         69,933           10,768          57,207              --
   Transfer agent fees ............................            9,029            791              414           5,580             806
   Custodian fees .................................            2,558            280               65           2,159             492
   Reports to shareholders ........................          110,226          5,637            2,337          23,428           7,399
   Professional fees ..............................           18,117          9,508           13,517           7,997           6,873
   Trustees' fees and expenses ....................            4,644            302               71           2,088             341
   Other ..........................................            2,764             85               --           4,852             618
                                                       -----------------------------------------------------------------------------
        Total expenses ............................        3,031,809        411,785           76,586       1,180,748         198,398
                                                       -----------------------------------------------------------------------------
           Net investment income (loss) ...........         (866,640)       234,715          (64,963)     12,134,681       1,793,307
                                                       -----------------------------------------------------------------------------
Realized and unrealized gains (losses):

   Net realized gain (loss) from investments ......      (24,326,939)       269,210       (2,499,830)        140,504         257,651
   Net unrealized appreciation
     (depreciation) on investments ................     (104,147,315)     2,785,322       (2,408,576)      6,116,772         298,967
                                                       -----------------------------------------------------------------------------
Net realized and unrealized gain (loss) ...........     (128,474,254)     3,054,532       (4,908,406)      6,257,276         556,618
                                                       -----------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations ......................    $(129,340,894)   $ 3,289,247      $(4,973,369)   $ 18,391,957     $ 2,349,925
                                                       =============================================================================


                       See notes to financial statements.                    229

Franklin Templeton Variable Insurance Products Trust

Statements of Operations (cont.)
for the six months ended June 30, 2002 (unaudited)

                                                  Franklin         Mutual             Mutual         Templeton         Templeton
                                                Zero Coupon      Discovery            Shares     Developing Markets     Foreign
                                                Fund - 2010   Securities Fund    Securities Fund   Securities Fund  Securities Fund
                                                -----------------------------------------------------------------------------------
Investment income:/a/
 Dividends ...................................  $        --   $     1,628,462    $     5,063,026   $     5,410,382  $    15,523,237
 Interest ....................................    1,688,455           761,998          3,602,084            84,550            5,232
                                                -----------------------------------------------------------------------------------
       Total investment income ...............    1,688,455         2,390,460          8,665,110         5,494,932       15,528,469
                                                -----------------------------------------------------------------------------------

Expenses:
 Management fees (Note 3) ....................      162,032           699,048          2,215,610         2,103,252        2,713,920
 Administrative fees (Note 3) ................           --           131,073            519,252           242,027          534,903
 Distribution fees - Class 2 (Note 3) ........           --            13,849            448,299           100,993          321,063
 Transfer agent fees .........................          683                --                 --            17,259           15,605
 Custodian fees ..............................          263            15,800             25,800           172,933          122,115
 Reports to shareholders .....................        3,190             9,900             42,100            93,987          172,029
 Professional fees ...........................        6,191            18,900             31,800            38,955           27,755
 Trustees' fees and expenses .................          261               900              4,600             3,334            5,279
 Dividends for securities sold short .........           --             2,414                 --                --               --
 Other .......................................          351            10,900              7,900             1,258            3,411
                                                -----------------------------------------------------------------------------------
       Total expenses ........................      172,971           902,784          3,295,361         2,773,998        3,916,080
                                                -----------------------------------------------------------------------------------
        Net investment income ................    1,515,484         1,487,676          5,369,749         2,720,934       11,612,389
                                                -----------------------------------------------------------------------------------

Realized and unrealized gains (losses):
 Net realized gain (loss) from:
 Investments .................................     (299,231)        3,114,153          5,136,023         3,921,437      (23,284,671)
 Foreign currency transactions ...............           --        (1,492,374)        (3,555,574)         (264,473)         (73,129)
                                                -----------------------------------------------------------------------------------
       Net realized gain (loss) ..............     (299,231)        1,621,779          1,580,449         3,656,964      (23,357,800)
 Net unrealized appreciation
  (depreciation) on:
 Investments .................................    2,375,953         3,029,401        (30,846,988)       12,039,792       11,715,962
 Translation of assets and liabilities
  denominated in foreign currencies ..........           --        (4,408,599)       (10,077,187)          (43,798)         649,143
                                                -----------------------------------------------------------------------------------
       Net unrealized appreciation
        (depreciation) .......................    2,375,953        (1,379,198)       (40,924,175)       11,995,994       12,365,105
                                                -----------------------------------------------------------------------------------
Net realized and unrealized gain (loss) ......    2,076,722           242,581        (39,343,726)       15,652,958      (10,992,695)
                                                -----------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations ..................  $ 3,592,206   $     1,730,257    $   (33,973,977)  $    18,373,892  $       619,694
                                                -----------------------------------------------------------------------------------


/a/Net of foreign taxes and fees of $156,076, $289,326, $519,172 and $1,748,147 for the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Developing Markets Securities Fund and the Templeton Foreign Securities Fund, respectively.

                       See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statements of Operations (cont.)
for the six months ended June 30, 2002 (unaudited)

                                                                    Templeton     Templeton    Templeton
                                                                  Global Asset  Global Income   Growth
                                                                   Allocation    Securities   Securities
                                                                     Fund           Fund         Fund
                                                                  -----------------------------------------
Investment income:/a/
   Dividends ...............................................      $  6,880,583   $        -- $  16,132,436
   Interest ................................................         2,991,690     1,745,672       647,440
                                                                  ----------------------------------------
        Total investment income ............................         9,872,273     1,745,672    16,779,876
                                                                  -----------------------------------------
Expenses:
   Management fees (Note 3) ................................         1,589,246       195,185     4,303,493
   Administrative fees (Note 3) ............................           376,604            --            --
   Distribution fees - Class 2 (Note 3) ....................            51,917         1,797       169,444
   Transfer agent fees .....................................             8,593         2,284        14,659
   Custodian fees ..........................................            63,627         1,231       115,565
   Reports to shareholders .................................            75,391            --       160,447
   Professional fees .......................................            14,361        10,599        24,018
   Trustees' fees and expenses .............................             3,350           159         6,590
   Other ...................................................             2,895            --         9,765
                                                                  -----------------------------------------
        Total expenses .....................................         2,185,984       211,255     4,803,981
                                                                  -----------------------------------------
          Net investment income ............................         7,686,289     1,534,417    11,975,895
                                                                  -----------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
     Investments ...........................................        14,578,516      (109,128)      792,998
     Foreign currency transactions .........................            17,431       (23,594)      (83,730)
                                                                  -----------------------------------------
          Net realized gain (loss) .........................        14,595,947      (132,722)      709,268
   Net unrealized appreciation (depreciation) on:
     Investments ...........................................        (5,200,525)    3,846,708   (44,507,704)
     Translation of assets and liabilities denominated in
     foreign currencies ....................................           248,310        98,861       521,665
                                                                  -----------------------------------------
          Net unrealized appreciation (depreciation) .......        (4,952,215)    3,945,569   (43,986,039)
                                                                  ----------------------------------------
Net realized and unrealized gain (loss) ....................         9,643,732     3,812,847   (43,276,771)
                                                                  -----------------------------------------
Net increase (decrease) in net assets resulting from
  operations ...............................................      $ 17,330,021   $ 5,347,264 $ (31,300,876)
                                                                  -----------------------------------------

/a/ Net of foreign taxes and fees of $665,648 and $1,454,404 for the Templeton
    Global Asset Allocation Fund and the Templeton Growth Securities Fund, respectively.

                     See notes to financial statements.                      231

Franklin Templeton Variable Insurance Products Trust

Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                                        Franklin Global
                                    Franklin Aggressive                  Communications               Franklin Growth and Income
                                   Growth Securities Fund               Securities Fund                     Securities Fund
                                 --------------------------------------------------------------------------------------------------
                                  Six Months         Year         Six Months        Year          Six Months          Year
                                    Ended            Ended           Ended          Ended            Ended            Ended
                                 June 30, 2002 December 31, 2001 June 30, 2002  December 31, 2001 June 30, 2002  December 31, 2001
                                 --------------------------------------------------------------------------------------------------
Increase (decrease) in net
assets:
   Operations:
    Net investment income
    (loss) ..................... $   (23,418)  $       (36,818)  $     860,276  $   1,686,748      $  8,037,892 $ 16,647,765
     Net realized gain (loss)
     from investments and
     foreign currency
     transactions ..............      35,175        (5,674,601)    (69,390,199)  (142,646,006)       27,145,737   37,731,780
     Net unrealized
     appreciation
        (depreciation) on
        investments and
        translation of assets
        and liabilities
        denominated in
        foreign currencies .....  (1,889,651)        3,431,979         472,809      3,509,969       (61,019,335) (72,162,954)
                                 ---------------------------------------------------------------------------------------------------
          Net decrease in net
          assets resulting from
             operations ........  (1,877,894)       (2,279,440)    (68,057,114)  (137,449,289)      (25,835,706) (17,783,409)
   Distributions to
   shareholders from:
     Net investment income:
        Class 1 ................          --           (17,313)     (1,655,159)      (284,737)      (17,112,240)  (2,210,457)
        Class 2 ................          --                (2)         (4,896)          (247)         (789,171)     (15,510)
     Net realized gains:
        Class 1 ................          --                --              --    (86,469,749)      (34,010,678) (65,292,798)
        Class 2 ................          --                --              --        (74,871)       (1,599,783)    (458,094)
                                 ---------------------------------------------------------------------------------------------------
   Total distributions to
   shareholders ................          --           (17,315)     (1,660,055)   (86,829,604)      (53,511,872) (67,976,859)
   Capital share
   transactions: (Note 2)
        Class 1 ................    (262,076)       (2,430,035)    (30,738,343)   (34,177,686)       12,999,027  (78,718,268)
        Class 2 ................          --             2,587         428,014         36,233        20,916,604    9,970,609
                                 ---------------------------------------------------------------------------------------------------
   Total capital share
   transactions ................    (262,076)       (2,427,448)    (30,310,329)   (34,141,453)       33,915,631  (68,747,659)
          Net decrease in net
          assets ...............  (2,139,970)       (4,724,203)   (100,027,498)  (258,420,346)      (45,431,947)(154,507,927)
Net assets:
   Beginning of period .........   8,296,407        13,020,610     265,366,805    523,787,151       658,639,895  813,147,822
                                 ---------------------------------------------------------------------------------------------------
   End of period ............... $ 6,156,437   $     8,296,407     165,339,307  $ 265,366,805       613,207,948 $ 658,639,895
                                 ---------------------------------------------------------------------------------------------------
Undistributed net investment
income
   included in net assets:
     End of period ............. $   (23,418)  $            --   $     858,973  $   1,658,752      $  6,900,128 $ 16,763,647
                                 ---------------------------------------------------------------------------------------------------

                       See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statements of Changes in Net Assets (cont.)
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                                                                       Franklin Large Cap
                                   Franklin High Income Fund    Franklin Income Securities Fund       Growth Securities Fund
                                 ---------------------------------------------------------------------------------------------------
                                    Six Months         Year         Six Months       Year          Six Months             Year
                                      Ended           Ended            Ended         Ended           Ended               Ended
                                  June 30, 2002 December 31, 2001  June 30, 2002 December 31, 2001 June 30, 2002   December 31, 2001
                                 ---------------------------------------------------------------------------------------------------
Increase (decrease) in net
assets:
   Operations:
     Net investment income ..... $   7,272,086     $ 18,700,702    $ 18,865,532    $ 46,663,374    $    801,081      $   2,020,033
     Net realized gain (loss)
        from investments and
        foreign currency
        transactions ...........   (35,047,007)     (16,308,270)      2,350,975       6,412,034     (14,443,344)       (20,528,995)
     Net unrealized
        appreciation
        (depreciation) on
        investments and
        translation of assets
        and liabilities
        denominated in
        foreign currencies .....    11,320,431        6,997,700     (22,145,449)    (47,192,654)    (31,583,935)       (27,646,640)
                                 --------------------------------------------------------------------------------------------------
          Net increase
          (decrease) in net
             assets resulting
             from operations ...   (16,454,490)       9,390,132        (928,942)      5,882,754     (45,226,198)       (46,155,602)
   Distributions to
   shareholders from:
     Net investment income:
        Class 1 ................   (19,700,643)     (28,836,782)    (46,080,044)    (40,945,074)     (1,919,600)        (1,998,581)
        Class 2 ................      (340,095)         (79,441)     (1,712,911)       (290,468)        (96,711)            (4,651)
     Net realized gains:
        Class 1 ................            --               --      (9,646,747)    (35,098,053)             --        (80,683,920)
        Class 2 ................            --               --        (361,202)       (248,988)             --           (305,474)
                                 ---------------------------------------------------------------------------------------------------
   Total distributions to
   shareholders
   Capital share transactions:
    (Note 2)                       (20,040,738)     (28,916,223)    (57,800,904)    (76,582,583)     (2,016,311)       (82,992,626)
        Class 1 ................    (1,136,928)     (18,555,423)      7,825,640     (50,150,600)    (28,265,433)        (2,477,345)
        Class 2 ................     1,972,583          418,524      12,314,517       7,060,162       9,473,806          4,585,478
                                 ---------------------------------------------------------------------------------------------------
   Total capital share
        transactions ...........       835,655      (18,136,899)     20,140,157     (43,090,438)    (18,791,627)         2,108,133
          Net decrease in net
          assets ...............   (35,659,573)     (37,662,990)    (38,589,689)   (113,790,267)    (66,034,136)      (127,040,095)
Net assets:
   Beginning of period .........   152,755,223      190,418,213     536,113,124     649,903,391     305,425,001        432,465,096
                                 ---------------------------------------------------------------------------------------------------
   End of period ............... $ 117,095,650    $ 152,755,223    $497,523,435    $536,113,124    $239,390,865      $ 305,425,001
                                 ---------------------------------------------------------------------------------------------------
Undistributed net investment
income included in net assets:
     End of period ............. $   4,103,965    $  16,872,617    $ 13,794,799    $ 42,722,222    $    800,550      $  2,015,780
                                 ---------------------------------------------------------------------------------------------------

                       See notes to financial statements.

        Franklin Templeton Variable Insurance Products Trust

        Statements of Changes in Net Assets (cont.)
        for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                                                                         Franklin Rising Dividends
                                             Franklin Money Market Fund    Franklin Real Estate Fund         Securities Fund
                                             --------------------------------------------------------------------------------------
                                               Six Months      Year          Six Months     Year          Six Months      Year
                                                 Ended        Ended            Ended        Ended            Ended        Ended
                                                June 30,   December 31,       June 30,   December 31,      June 30,    December 31,
                                                  2002        2001             2002         2001             2002          2001
                                             --------------------------------------------------------------------------------------
        Increase (decrease) in net
         assets:
           Operations:
             Net investment income ........  $  1,370,758  $ 10,885,261    $  4,086,329  $  8,507,378    $  1,976,432  $  4,798,342
             Net realized gain from
              investments and
              foreign currency
              transactions ................            --           960       6,635,231     1,891,909       9,253,753     7,477,923
             Net unrealized appreciation
              on investments and
              translation of assets and
              liabilities denominated
              in foreign currencies .......            --            --      20,935,940     5,339,878      16,810,908    33,117,628
                                             --------------------------------------------------------------------------------------
                Net increase in net
                 assets resulting from
                 operations ...............     1,370,758    10,886,221      31,657,500    15,739,165      28,041,093    45,393,893
           Distributions to shareholders
            from:
             Net investment income:/a/
              Class 1 .....................    (1,365,575)   (9,847,143)     (3,665,154)   (5,720,085)     (4,426,633)     (287,341)
              Class 2 .....................        (5,183)   (1,039,078)     (4,495,007)   (1,934,491)       (372,154)       (2,621)
             Net realized gains:
              Class 1 .....................            --            --              --            --      (6,786,420)  (20,433,946)
              Class 2 .....................            --            --              --            --        (588,470)     (186,374)
                                             --------------------------------------------------------------------------------------
           Total distributions to
            shareholders ..................    (1,370,758)  (10,886,221)     (8,160,161)   (7,654,576)    (12,173,677)  (20,910,282)
           Capital share transactions:
            (Note 2)
              Class 1 .....................   (46,511,772)  (73,669,011)     (8,347,427)  (23,904,085)    (10,104,141)  (39,938,709)
              Class 2 .....................      (189,620)  (20,657,326)     77,703,435    68,822,468      21,463,785    10,096,993
                                             --------------------------------------------------------------------------------------
           Total capital share
            transactions ..................   (46,701,392)  (94,326,337)     69,356,008    44,918,383      11,359,644   (29,841,716)
                Net increase
                 (decrease) in net
                 assets ...................   (46,701,392)  (94,326,337)     92,853,347    53,002,972      27,227,060    (5,358,105)
        Net assets:
           Beginning of period ............   201,862,784   296,189,121     229,948,901   176,945,929     359,167,245   364,525,350
                                             --------------------------------------------------------------------------------------
           End of period ..................  $155,161,392  $201,862,784    $322,802,248  $229,948,901    $386,394,305  $359,167,245
                                             ======================================================================================
        Undistributed net investment
         income included in net assets:
           End of period ..................  $         --  $         --    $  5,671,839  $  9,745,671    $  1,973,989  $  4,796,344
                                             ======================================================================================

        /a/For the Franklin Money Market Fund, distributions were increased by net realized gains of $960 from security transactions for the year ended December 31, 2001.

234                    See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statements of Changes in Net Assets (cont.)
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                                                                          Franklin Small Cap
                                           Franklin S&P 500 Index Fund     Franklin Small Cap Fund       Value Securities Fund
                                          -----------------------------------------------------------------------------------------
                                           Six Months        Year         Six Months        Year       Six Months        Year
                                             Ended          Ended           Ended          Ended          Ended          Ended
                                            June 30,     December 31,      June 30,     December 31,     June 30,     December 31,
                                             2002            2001            2002          2001            2002           2001
                                          -----------------------------------------------------------------------------------------
Increase (decrease) in net
assets:
   Operations:
     Net investment income (loss) ......  $    324,805   $    523,986   $    (866,640) $   2,096,281   $     234,715   $    457,784
     Net realized gain (loss) from
        investments, financial futures
        contracts and foreign currency
        transactions ...................   (11,698,162)    (5,706,726)    (24,326,939)   (28,388,262)        269,210      3,231,290
     Net unrealized appreciation
        (depreciation) on investments...     3,398,738     (2,037,148)   (104,147,315)   (80,822,391)      2,785,322      1,845,897
                                          -----------------------------------------------------------------------------------------
          Net increase (decrease) in
             net assets resulting from
             operations ................    (7,974,619)    (7,219,888)   (129,340,894)  (107,114,372)      3,289,247      5,534,971
   Distributions to shareholders from:
     Net investment income:
        Class 1 ........................      (421,572)      (384,081)       (968,152)    (1,494,401)       (158,450)      (138,408)
        Class 2 ........................      (102,463)          (334)       (994,005)    (1,228,650)       (299,301)       (66,481)
        Class 3 ........................            --       (106,478)             --             --              --             --
     Net realized gains:
        Class 1 ........................            --         (8,813)             --             --        (959,619)      (696,403)
        Class 2 ........................            --            (12)             --             --      (2,093,611)      (384,593)
        Class 3 .......................             --         (2,980)             --             --              --             --
                                          -----------------------------------------------------------------------------------------
   Total distributions to shareholders..      (524,035)      (502,698)     (1,962,157)    (2,723,051)     (3,510,981)    (1,285,885)
   Capital share transactions: (Note 2)
        Class 1 ........................    (8,094,088)     4,411,938      (4,571,109)   (60,969,661)      5,993,377     11,101,212
        Class 2 ........................     7,084,408      1,513,630      89,359,721    150,270,069      59,887,528     24,871,679
        Class 3 ........................   (18,102,808)    11,424,867              --             --              --             --
                                          -----------------------------------------------------------------------------------------
   Total capital share transactions ....   (19,112,488)    17,350,435      84,788,612     89,300,408      65,880,905     35,972,891
          Net increase (decrease) in
             net assets ................   (27,611,142)     9,627,849     (46,514,439)   (20,537,015)     65,659,171     40,221,977
Net assets:
   Beginning of period .................    64,988,214     55,360,365     668,356,830    688,893,845      66,885,851     26,663,874
                                          -----------------------------------------------------------------------------------------
   End of period .......................  $ 37,377,072   $ 64,988,214   $ 621,842,391  $ 668,356,830   $ 132,545,022   $ 66,885,851
                                          =========================================================================================
Undistributed net investment
   income included in net assets:
     End of period......................  $    324,757   $    523,987   $    (628,339) $   2,200,458   $     234,400   $    457,436
                                          =========================================================================================

                       See notes to financial statements.                    235

Franklin Templeton Variable Insurance Products Trust

Statements of Changes in Net Assets (cont.)
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                             Franklin Technology         Franklin U.S. Government          Franklin Zero Coupon
                                               Securities Fund                     Fund                        Fund - 2005
                                          -----------------------------------------------------------------------------------------
                                           Six Months       Year          Six Months       Year         Six Months       Year
                                             Ended          Ended           Ended          Ended          Ended          Ended
                                            June 30,     December 31,      June 30,     December 31,     June 30,     December 31,
                                             2002            2001            2002          2001            2002           2001
                                          -----------------------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income (loss) ......  $    (64,963)  $    (39,285)  $  12,134,681  $  25,560,912   $   1,793,307  $   3,568,103
     Net realized gain (loss) from
        investments and foreign
        currency transactions ..........    (2,499,830)    (7,742,755)        140,504      1,863,562         257,651        432,311
     Net unrealized appreciation
        (depreciation) on investments...    (2,408,576)     3,434,350       6,116,772      3,462,516         298,967      1,200,230
                                          -----------------------------------------------------------------------------------------
          Net increase (decrease) in
             net assets resulting from
             operations ................    (4,973,369)    (4,347,690)     18,391,957     30,886,990       2,349,925      5,200,644
   Distributions to shareholders from:
     Net investment income:
        Class 1 ........................            --             --     (22,736,492)   (28,682,700)     (3,567,547)    (3,743,860)
        Class 2 ........................            --             --      (3,744,993)      (994,935)             --             --
     Net realized gains:
        Class 1 ........................            --             --              --             --        (432,090)      (659,346)
                                          -----------------------------------------------------------------------------------------
   Total distributions to shareholders..            --             --     (26,481,485)   (29,677,635)     (3,999,637)    (4,403,206)
   Capital share transactions: (Note 2)
        Class 1 ........................      (923,658)      (909,781)    (10,367,025)   (33,635,462)        116,392     (2,852,980)
        Class 2 ........................     1,979,700      8,202,992      42,984,281     19,761,020              --             --
                                          -----------------------------------------------------------------------------------------
   Total capital share transactions ....     1,056,042      7,293,211      32,617,256    (13,874,442)        116,392     (2,852,980)
          Net increase (decrease) in
             net assets ................    (3,917,327)     2,945,521      24,527,728    (12,665,087)     (1,533,320)    (2,055,542)
Net assets:
   Beginning of period .................    13,866,442     10,920,921     415,809,272    428,474,359      60,232,762     62,288,304
                                          -----------------------------------------------------------------------------------------
   End of period .......................  $  9,949,115   $ 13,866,442   $ 440,337,000  $ 415,809,272   $  58,699,442  $  60,232,762
                                          =========================================================================================
Undistributed net investment income
   included in net assets:
     End of period .....................  $    (64,963)  $         --   $  11,994,970  $  26,340,500   $   1,793,269  $   3,567,384
                                          =========================================================================================

 236                     See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets (cont.)
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                        Franklin Zero Coupon        Mutual Discovery
                                            Fund - 2010             Securities Fund       Mutual Shares Securities Fund
                                      ------------------------------------------------------------------------------------------
                                        Six Months       Year         Six Months        Year       Six Months           Year
                                          Ended         Ended           Ended           Ended        Ended              Ended
                                         June 30,    December 31,      June 30,      December 31,    June 30,        December 31,
                                           2002          2001            2002            2001         2002               2001
                                      ------------------------------------------------------------------------------------------
Increase (decrease) in net
assets:
   Operations:
     Net investment income ........   $   1,515,484  $  3,017,181   $  1,487,676     $  3,239,128  $  5,369,749     $  7,154,316
     Net realized gain (loss)
       from investments and
       foreign currency
       transactions ...............        (299,231)    2,105,507      1,621,779          919,258     1,580,449       14,556,700
     Net unrealized appreciation
        (depreciation) on
        investments and
        translation of assets
        and liabilities
        denominated in foreign
        currencies ................       2,375,953    (2,254,369)    (1,379,198)      (3,108,272)  (40,924,175)      11,361,345
                                      -------------------------------------------------------------------------------------------
         Net increase (decrease) in
            net assets resulting
            from operations ......       3,592,206      2,868,319      1,730,257        1,050,114   (33,973,977)      33,072,361
   Distributions to shareholders
    from:
     Net investment income:
        Class 1 ...................     (3,019,579)    (3,592,642)    (2,341,069)      (3,692,922)   (3,339,385)      (7,851,268)
        Class 2 ...................             --             --       (221,015)         (35,475)   (3,698,558)      (1,837,489)
     Net realized gains:
        Class 1 ...................     (2,117,685)    (2,438,929)    (2,749,123)     (22,821,911)   (7,639,415)     (25,705,025)
        Class 2 ...................             --             --       (269,767)        (229,100)   (9,170,486)      (6,177,652)
                                      ------------------------------------------------------------------------------------------
   Total distributions to
   shareholders ...................     (5,137,264)    (6,031,571)    (5,580,974)     (26,779,408)  (23,847,844)     (41,571,434)
   Capital share transactions: (Note 2)
        Class 1 ...................      3,686,411     (2,555,552)    (6,607,369)        (774,421)  (14,447,390)      (3,039,328)
        Class 2 ...................             --             --     10,602,213        4,626,027   217,055,555      229,345,621
                                      ------------------------------------------------------------------------------------------
   Total capital share
   transactions ...................      3,686,411     (2,555,552)     3,994,844        3,851,606   202,608,165      226,306,293
          Net increase(decrease) in
           net assets .............      2,141,353     (5,718,804)       144,127      (21,877,688)  144,786,344      217,807,220
Net assets:
   Beginning of period ............     51,001,623     56,720,427    170,208,229      192,085,917   661,957,223      444,150,003
                                      ------------------------------------------------------------------------------------------
   End of period ..................   $ 53,142,976   $ 51,001,623   $170,352,356     $170,208,229  $806,743,567     $661,957,223
                                      ==========================================================================================
Undistributed net investment
income included in net assets:
     End of period ................   $  1,515,469   $ 3,017,107    $ 1,326,097      $ 2,400,505   $ 4,471,985     $  6,140,179
                                      ==========================================================================================

                       See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                        Templeton Developing Markets             Templeton                Templeton Global Asset
                                              Securities Fund             Foreign Securities Fund            Allocation Fund
                                     -----------------------------------------------------------------------------------------------
                                      Six Months         Year         Six Months         Year         Six Months         Year
                                         Ended           Ended           Ended           Ended           Ended           Ended
                                     June 30, 2002 December 31, 2001 June 30, 2002 December 31, 2001 June 30, 2002 December 31, 2001
                                     -----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............ $  2,720,934     $  5,298,349   $ 11,612,389    $  13,400,247   $  7,686,289    $  13,298,302
  Net realized gain (loss) from
   investments and foreign
   currency transactions ...........    3,656,964      (64,139,840)   (23,357,800)     (25,399,603)    14,595,947      (10,154,128)
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies ..............   11,995,994       34,395,953     12,365,105     (126,607,879)    (4,952,215)     (66,464,381)
                                     -----------------------------------------------------------------------------------------------
      Net increase (decrease) in
       net assets resulting from
       operations ..................   18,373,892      (24,445,538)       619,694     (138,607,235)    17,330,021      (63,320,207)
 Distributions to shareholders from
  Net investment income:
   Class 1 .........................   (3,878,945)      (2,724,470)    (8,763,684)     (20,393,444)    (9,120,690)      (7,936,813)
   Class 2 .........................   (1,149,535)        (485,657)    (4,308,628)      (5,735,164)      (750,622)        (475,131)
  Net realized gains:
   Class 1 .........................           --               --             --     (152,779,558)            --      (51,727,081)
   Class 2 .........................           --               --             --      (45,106,353)            --       (3,403,336)
                                     -----------------------------------------------------------------------------------------------
 Total distributions to
 shareholders ......................   (5,028,480)      (3,210,127)   (13,072,312)    (224,014,519)    (9,871,312)     (63,542,361)
 Capital share transactions:
 (Note 2)
   Class 1 .........................   (3,010,735)     (34,976,459)   (27,501,548)      77,008,936    (18,320,663)      (7,898,282)
   Class 2 .........................   12,571,897        8,739,887     57,610,541      112,727,197      5,129,743       14,218,515
                                     -----------------------------------------------------------------------------------------------
 Total capital share transactions ..    9,561,162      (26,236,572)    30,108,993      189,736,133    (13,190,920)       6,320,233
      Net increase (decrease) in
      net assets ...................   22,906,574      (53,892,237)    17,656,375     (172,885,621)    (5,732,211)    (120,542,335)
Net assets:
 Beginning of period ...............  304,369,719      358,261,956    790,724,897      963,610,518    540,047,606      660,589,941
                                     -----------------------------------------------------------------------------------------------
 End of period ..................... $327,276,293     $304,369,719   $808,381,272    $ 790,724,897   $534,315,395    $ 540,047,606
                                     ===============================================================================================
Undistributed net investment income
 included in net assets:
  End of period .................... $  2,193,634     $  4,501,180   $ 11,606,372    $  13,066,295   $  6,413,410    $   8,598,433
                                     ===============================================================================================

238                    See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statements of Changes in Net Assets (cont.)
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                                   Templeton Global Income                 Templeton
                                                                       Securities Fund               Growth Securities Fund
                                                               ------------------------------------------------------------------
                                                                 Six Months         Year          Six Months          Year
                                                                   Ended            Ended           Ended             Ended
                                                               June 30, 2002  December 31, 2001 June 30, 2002   December 31, 2001
                                                               ------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ..................................... $  1,534,417     $  3,839,197   $    11,975,895   $    23,937,177
   Net realized gain (loss) from investments and
     foreign currency transactions ...........................     (132,722)      (4,508,098)          709,268        20,181,710
   Net unrealized appreciation (depreciation) on
      investments and translation of assets and
      liabilities denominated in foreign currencies ..........    3,945,569        2,398,784       (43,986,039)      (56,838,661)
                                                               ------------------------------------------------------------------
         Net increase (decrease) in net assets resulting
           from operations ...................................    5,347,264        1,729,883       (31,300,876)      (12,719,774)
 Distributions to shareholders from:
   Net investment income:
       Class 1 ...............................................     (721,350)      (2,604,868)      (20,070,527)      (21,511,485)
       Class 2 ...............................................      (15,678)         (36,450)       (3,259,082)       (1,649,342)
   Net realized gains:
       Class 1 ...............................................           --               --       (18,428,918)     (179,283,207)
       Class 2 ...............................................           --               --        (3,204,573)      (14,800,192)
                                                               ------------------------------------------------------------------
 Total distributions to shareholders .........................     (737,028)      (2,641,318)      (44,963,100)     (217,244,226)
 Capital share transactions: (Note 2)
       Class 1 ...............................................   (5,809,005)     (16,473,714)      (32,013,154)       17,018,594
       Class 2 ...............................................      233,734          439,998        52,468,333        50,914,824
                                                               ------------------------------------------------------------------
 Total capital share transactions ............................   (5,575,271)     (16,429,716)       20,455,179        67,933,418
         Net decrease in net assets ..........................     (965,035)     (17,341,151)      (55,808,797)     (162,030,582)
Net assets:
 Beginning of period .........................................   65,066,476       82,407,627     1,080,649,973     1,242,680,555
                                                               ------------------------------------------------------------------
 End of period ............................................... $ 64,101,441     $ 65,066,476   $ 1,024,841,176   $ 1,080,649,973
                                                               ==================================================================
Undistributed net investment income included in net assets:
 End of period ............................................... $    592,768     $   (204,621)  $    12,025,124   $    23,378,838
                                                               ==================================================================

                       See notes to financial statements.                    239

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). All funds included in this report are diversified except the Franklin Small Cap Value Securities Fund, the Franklin Technology Securities Fund and the Templeton Global Income Securities Fund. Shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2002, over 65% of the total Trust shares were sold through one insurance company. The Funds included in this report and their investment objectives are:

Capital Growth                                Growth and Income                   Current Income
------------------------------------------------------------------------------------------------------------------
Franklin Aggressive Growth                    Franklin Global Communications      Franklin High Income Fund
 Securities Fund                               Securities Fund                    Franklin U.S. Government Fund
Franklin Large Cap Growth Securities Fund     Franklin Growth and Income          Franklin Zero Coupon Fund - 2005
Franklin S&P 500 Index Fund                    Securities Fund                    Franklin Zero Coupon Fund - 2010
Franklin Small Cap Fund                       Franklin Income Securities Fund     Templeton Global Income
Franklin Technology Securities Fund           Franklin Real Estate Fund            Securities Fund
Mutual Discovery Securities Fund              Franklin Rising Dividends
Templeton Developing Markets                   Securities Fund
 Securities Fund                              Mutual Shares Securities Fund
Templeton Foreign Securities Fund
Templeton Growth Securities Fund

Capital Preservation
and Income                     Total Return
-------------------------------------------------------
Franklin Money Market Fund     Franklin Small Cap Value
                                Securities Fund
                               Templeton Global Asset
                                Allocation Fund


The following fund name changes occurred on May 1, 2002:

Old Name                                      New Name
------------------------------------------------------------------------------------------------------------------
Franklin Value Securities Fund                Franklin Small Cap Value Securities Fund
Templeton Asset Strategy Fund                 Templeton Global Asset Allocation Fund
Templeton International Securities Fund       Templeton Foreign Securities Fund

The funds' investment objectives and other policies did not change as a result of the name changes.

Effective June 1, 2002, the Franklin S&P 500 Index Fund was closed to all new investors and will liquidate sometime later this year. On June 3, 2002 the Franklin S&P 500 Index Fund - Class 3 was liquidated.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Securities in the Franklin Money Market Fund are valued at amortized cost which approximates value.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Franklin Templeton Variable Insurance Products Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

b. Foreign Currency Translation (cont.)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

Certain funds may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. Certain funds may enter into repurchase agreements which are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2002, all repurchase agreements held by the funds had been entered into on June 28, 2002.

d. Futures Contracts

The Franklin S&P 500 Index Fund may purchase financial futures contracts to gain exposure to market changes, as this may be more efficient and cost effective than buying the securities. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.

e. Foreign Currency Contracts

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon forward exchange rate at a future date. These contracts are valued daily and each fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

f. Synthetic Equity Swaps

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the funds periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the funds may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

Franklin Templeton Variable Insurance Products Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

g. Options

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost of sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include price movements in the underlying securities, the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract.

h. Securities Sold Short

The Mutual Discovery Securities Fund and Mutual Shares Securities Fund are engaged in selling securities short, which obligates the funds to replace a security borrowed with the same security at the current market value. The funds would incur a loss if the price of the security increases between the date of the short sale and the date on which the funds replace the borrowed security. The funds would realize a gain if the price of the security declines between those dates.

The funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the funds must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

i. Income Taxes

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the funds. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. For the Franklin Money Market Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the fund.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Franklin Templeton Variable Insurance Products Trust

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each fund are indicated below. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

Class 1                           Class 1 & Class 2
--------------------------------------------------------------------------------
Franklin Zero Coupon Fund - 2005 Franklin Aggressive Growth Securities Fund Franklin Zero Coupon Fund - 2010 Franklin Global Communications Securities Fund
                                  Franklin Growth and Income Securities Fund
                                  Franklin High Income Fund
                                  Franklin Income Securities Fund
                                  Franklin Large Cap Growth Securities Fund
                                  Franklin Money Market Fund
                                  Franklin Real Estate Fund
                                  Franklin Rising Dividends Securities Fund
                                  Franklin S&P 500 Index Fund
                                  Franklin Small Cap Fund
                                  Franklin Small Cap Value Securities Fund
                                  Franklin Technology Securities Fund
                                  Franklin U.S. Government Fund
                                  Mutual Discovery Securities Fund
                                  Mutual Shares Securities Fund
                                  Templeton Developing Markets Securities Fund
                                  Templeton Foreign Securities Fund
                                  Templeton Global Asset Allocation Fund
                                  Templeton Global Income Securities Fund
                                  Templeton Growth Securities Fund

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                           Franklin Aggressive               Franklin Global            Franklin Growth and Income
                                         Growth Securities Fund       Communications Securities Fund         Securities Fund
                                        --------------------------------------------------------------------------------------------
                                          Shares        Amount            Shares          Amount          Shares          Amount
                                        --------------------------------------------------------------------------------------------
Class 1 Shares:
Period ended June 30, 2002
 Shares sold .........................    142,768    $    836,886          177,366    $   1,070,066        469,472    $   7,316,530
 Shares issued on merger (Note 9) ....         --              --               --               --      1,625,533       25,081,974
 Shares issued in reinvestment of
  distributions ......................         --              --          320,767        1,655,159      3,683,207       51,122,917
 Shares redeemed .....................   (204,766)     (1,098,962)      (5,697,319)     (33,463,568)    (4,628,652)     (70,522,394)
                                        --------------------------------------------------------------------------------------------
 Net increase (decrease) .............    (61,998)   $   (262,076)      (5,199,186)   $ (30,738,343)     1,149,560    $  12,999,027
                                        ============================================================================================
Year ended December 31, 2001
 Shares sold .........................  1,463,471    $  8,614,379          367,334    $   3,445,872      1,586,744    $  25,733,210
 Shares issued in reinvestment of
  distributions ......................      2,866          17,312       11,340,455       86,754,486      4,371,973       67,503,255
 Shares redeemed ..................... (1,766,643)    (11,061,726)     (13,717,775)    (124,378,044)   (10,844,202)    (171,954,733)
                                        --------------------------------------------------------------------------------------------
 Net decrease ........................   (300,306)   $ (2,430,035)      (2,009,986)   $ (34,177,686)    (4,885,485)   $ (78,718,268)
                                        ============================================================================================
Class 2 Shares:
Period ended June 30, 2002
 Shares sold .........................         --              --           85,637    $     491,616      1,380,469    $  21,053,908
 Shares issued on merger (Note 9) ....         --              --               --               --        429,930        6,599,428
 Shares issued in reinvestment of
  distributions ......................         --              --              953            4,897        173,113        2,388,954
 Shares redeemed .....................         --              --          (12,107)         (68,499)      (595,573)      (9,125,686)
                                        --------------------------------------------------------------------------------------------
 Net increase ........................         --              --           74,483    $     428,014      1,387,939    $  20,916,604
                                        ============================================================================================
Year ended December 31, 2001/a/
 Shares sold .........................        442    $      2,587          102,790    $   1,306,840      2,027,589    $  31,846,578
 Shares issued in reinvestment of
  distributions ......................         --              --            9,845           75,118         30,753          473,604
 Shares redeemed .....................         --              --         (105,801)      (1,345,725)    (1,417,816)     (22,349,573)
                                        --------------------------------------------------------------------------------------------
 Net increase ........................        442    $      2,587            6,834    $      36,233        640,526    $   9,970,609
                                        ============================================================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                Franklin                       Franklin                   Franklin Large Cap
                                            High Income Fund            Income Securities Fund          Growth Securities Fund
                                   -----------------------------------------------------------------------------------------------
                                        Shares           Amount         Shares          Amount          Shares          Amount
                                   -----------------------------------------------------------------------------------------------
Class 1 Shares:
Period ended June 30, 2002
   Shares sold ...................      3,526,540   $   25,973,281        451,001    $  6,059,181       1,061,931    $ 15,048,859
   Shares issued in reinvestment
     of distributions ............      3,333,442       19,700,643      4,663,330      55,726,791         149,735       1,919,600
   Shares redeemed ...............     (6,463,505)     (46,810,852)    (4,057,829)    (53,960,332)     (3,298,411)    (45,233,892)
                                   -----------------------------------------------------------------------------------------------
   Net increase (decrease) .......        396,477   $   (1,136,928)     1,056,502    $  7,825,640      (2,086,745)    (28,265,433)
                                   ===============================================================================================
Year ended December 31, 2001
   Shares sold ...................     15,929,139   $  130,407,425      1,503,572    $ 20,997,718       1,600,232    $ 28,048,545
   Shares issued in reinvestment
     of distributions ............      3,865,520       28,836,782      5,791,556      76,043,127       5,269,758      82,682,499
   Shares redeemed ...............    (21,618,721)    (177,799,630)   (10,657,735)   (147,191,445)     (6,712,443)   (113,208,389)
                                   -----------------------------------------------------------------------------------------------
   Net increase (decrease) .......     (1,824,062)  $  (18,555,423)    (3,362,607)    (50,150,600)        157,547    $ (2,477,345)
                                   ===============================================================================================
Class 2 Shares:
Period ended June 30, 2002
   Shares sold ...................        827,561   $    6,034,591        900,443    $ 11,900,865       1,212,736    $ 16,589,420
   Shares issued in reinvestment
     of distributions ............         57,938          340,095        174,883       2,074,113           7,597          96,711
   Shares redeemed ...............       (598,112)      (4,402,103)      (128,774)     (1,660,461)       (523,178)     (7,212,325)
                                   -----------------------------------------------------------------------------------------------
   Net increase ..................        287,387   $    1,972,583        946,552   $  12,314,517         697,155    $  9,473,806
                                   ===============================================================================================
Year ended December 31, 2001
   Shares sold ...................        660,207   $    4,862,272        575,101   $   7,691,563       1,138,160    $ 17,546,320
   Shares issued in reinvestment
     of distributions ............         10,706           79,441         41,274         539,456          19,867         310,124
   Shares redeemed ...............       (609,485)      (4,523,189)       (85,356)     (1,170,857)       (843,047)    (13,270,966)
                                   -----------------------------------------------------------------------------------------------
   Net increase ..................         61,428   $      418,524        531,019    $  7,060,162         314,980    $  4,585,478
                                   ===============================================================================================

                                                                                                            Franklin Rising
                                      Franklin Money Market Fund       Franklin Real Estate Fund       Dividends Securities Fund
                                   -----------------------------------------------------------------------------------------------
                                        Shares           Amount         Shares          Amount          Shares          Amount
                                   -----------------------------------------------------------------------------------------------
Class 1 Shares:
Period ended June 30, 2002
   Shares sold ...................     16,729,473   $   16,729,473        237,310     $ 4,577,392         978,909    $ 14,932,654
   Shares issued in reinvestment
     of distributions ............      1,365,643        1,365,643        187,668       3,665,154         741,604      11,213,053
   Shares redeemed ...............    (64,606,888)     (64,606,888)      (869,032)    (16,589,973)     (2,389,819)    (36,249,848)
                                   -----------------------------------------------------------------------------------------------
   Net decrease ..................    (46,511,772)  $  (46,511,772)      (444,054)   $ (8,347,427)       (669,306)   $(10,104,141)
                                   ===============================================================================================

Year ended December 31, 2001
   Shares sold ...................    483,483,425   $  483,483,425        496,158    $  8,759,819       2,293,568    $ 31,059,696
   Shares issued in reinvestment
     of distributions ............      9,861,631        9,861,631        327,424       5,720,085       1,561,514      20,721,286
   Shares redeemed ...............   (567,014,067)    (567,014,067)    (2,199,336)    (38,383,989)     (6,846,242)    (91,719,691)
                                   -----------------------------------------------------------------------------------------------
   Net decrease ..................    (73,669,011)  $  (73,669,011)    (1,375,754)    (23,904,085)     (2,991,160)   $(39,938,709)
                                   ===============================================================================================
Class 2 Shares:
Period ended June 30, 2002
   Shares sold ...................        212,673   $      212,673      4,028,358    $ 77,772,657       1,404,280    $ 21,530,091
   Shares issued in reinvestment
     of distributions ............          5,183            5,183        232,180       4,495,007          64,041         960,624
   Shares redeemed ...............       (407,476)        (407,476)      (238,159)     (4,564,229)        (68,551)     (1,026,930)
                                   -----------------------------------------------------------------------------------------------
   Net increase (decrease) .......       (189,620)  $     (189,620)     4,022,379    $ 77,703,435       1,399,770    $ 21,463,785
                                   ===============================================================================================
Year ended December 31, 2001
   Shares sold ...................  1,891,965,521   $1,891,965,521      4,223,454    $ 73,341,370       2,084,799    $ 27,935,810
   Shares issued in reinvestment
     of distributions ............      1,039,110        1,039,110        111,498       1,934,491          14,329         188,994
   Shares redeemed ............... (1,913,661,957)  (1,913,661,957)      (372,218)     (6,453,393)     (1,338,138)    (18,027,811)
                                   -----------------------------------------------------------------------------------------------
   Net increase (decrease) .......    (20,657,326)  $  (20,657,326)     3,962,734    $ 68,822,468         760,990    $ 10,096,993
                                   ===============================================================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                    Franklin                                              Franklin Small Cap
                                               S&P 500 Index Fund        Franklin Small Cap Fund         Value Securities Fund
                                            ----------------------------------------------------------------------------------------
                                              Shares        Amount         Shares         Amount          Shares          Amount
                                            ----------------------------------------------------------------------------------------
Class 1 Shares:
Period ended June 30, 2002
   Shares sold ...........................     683,836   $  5,667,467        769,411   $ 13,263,801         937,469    $ 10,997,320
   Shares issued on merger (Note 9) ......          --             --      1,202,758     20,098,091              --              --
   Shares issued in reinvestment of
   distributions .........................      55,911        421,572         63,569        968,152          97,904       1,118,069
   Shares redeemed .......................  (1,781,277)   (14,183,127)    (2,334,254)   (38,901,153)       (525,058)     (6,122,012)
                                            ----------------------------------------------------------------------------------------
   Net increase (decrease) ...............  (1,041,530)  $ (8,094,088)      (298,516)  $ (4,571,109)        510,315    $  5,993,377
                                            ========================================================================================
Year ended December 31, 2001
   Shares sold ...........................   3,442,942   $ 29,522,800      5,216,738   $ 93,510,478       2,603,644    $ 27,580,868
   Shares issued in reinvestment of
   distributions .........................      44,495        392,894         81,975      1,494,401          77,083         834,811
   Shares redeemed .......................  (2,955,317)   (25,503,756)    (8,687,695)  (155,974,540)     (1,682,135)    (17,314,467)
                                            ----------------------------------------------------------------------------------------
   Net increase (decrease) ...............     532,120   $  4,411,938     (3,388,982)  $(60,969,661)        998,592    $ 11,101,212
                                            ========================================================================================
Class 2 Shares:
Period ended June 30, 2002
   Shares sold ...........................   1,180,076   $  9,690,270      8,943,072   $150,506,404       5,038,052    $ 59,305,102
   Shares issued on merger (Note 9) ......          --             --         36,720        609,184              --              --
   Shares issued in reinvestment of
   distributions .........................      13,643        102,463         65,654        994,005         211,201       2,392,912
   Shares redeemed .......................    (345,100)    (2,708,325)    (3,782,539)   (62,749,872)       (150,078)     (1,810,486)
                                            ----------------------------------------------------------------------------------------
   Net increase ..........................     848,619   $  7,084,408      5,262,907   $ 89,359,721       5,099,175    $ 59,887,528
                                            ========================================================================================
Year ended December 31, 2001
   Shares sold ...........................     192,134   $  1,599,877     24,732,130   $440,412,015       2,766,851    $ 28,619,896
   Shares issued in reinvestment of
   distributions .........................          39            347         67,732      1,228,650          41,921         451,074
   Shares redeemed .......................     (10,283)       (86,594)   (16,555,130)  (291,370,596)       (396,376)     (4,199,291)
                                            ----------------------------------------------------------------------------------------
   Net increase ..........................     181,890   $  1,513,630      8,244,732   $150,270,069       2,412,396    $ 24,871,679
                                            ========================================================================================
Class 3 Shares:/b/
Period ended June 30, 2002
   Shares sold ...........................   1,362,841   $ 11,137,246
   Shares redeemed .......................  (3,734,683)   (29,240,054)
                                            --------------------------
   Net decrease ..........................  (2,371,842   $(18,102,808)
                                            ==========================
Year ended December 31, 2001
   Shares sold ...........................   2,180,403   $ 18,706,567
   Shares issued in reinvestment of             12,467        109,458
   distributions .........................
   Shares redeemed .......................    (878,876)    (7,391,158)
                                            --------------------------
   Net increase ..........................   1,313,994   $ 11,424,867
                                            ==========================

                                                     Franklin                      Franklin                   Franklin Zero
                                            Technology Securities Fund       U.S. Government Fund           Coupon Fund - 2005
                                            ---------------------------------------------------------------------------------------
                                              Shares       Amount          Shares        Amount           Shares          Amount
                                            ---------------------------------------------------------------------------------------
Class 1 Shares:
Period ended June 30, 2002
   Shares sold ...........................       1,573   $      7,266        912,213   $ 12,209,012         177,056    $  2,861,676
   Shares issued in reinvestment of
   distributions .........................          --             --      1,762,519     22,736,492         258,041       3,999,637
   Shares redeemed .......................    (201,210)      (930,924)    (3,389,676)   (45,312,529)       (417,589)     (6,744,921)
                                            ----------------------------------------------------------------------------------------
   Net increase (decrease) ...............    (199,637)  $   (923,658)      (714,944)  $(10,367,025)         17,508    $    116,392
                                            ========================================================================================
Year ended December 31, 2001
   Shares sold ...........................     980,416   $  6,176,847      3,465,164   $ 45,802,899         467,781    $  7,482,642
   Shares issued in reinvestment of
   distributions .........................          --             --      2,260,260     28,682,700         287,603       4,403,206
   Shares redeemed .......................  (1,217,667)    (7,086,628)    (8,169,867)  (108,121,061)       (917,469)   $(14,738,828)
                                            ----------------------------------------------------------------------------------------
   Net decrease ..........................    (237,251)  $   (909,781)    (2,444,443)  $(33,635,462)       (162,085)   $ (2,852,980)
                                            ========================================================================================

                                                                                                                                 245

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                Franklin                       Franklin
                                        Technology Securities Fund       U.S. Government Fund
                                        --------------------------------------------------------
                                          Shares         Amount         Shares         Amount
                                        --------------------------------------------------------
Class 2 Shares:
Period ended June 30, 2002
   Shares sold .......................     626,374    $  2,934,146     3,727,701    $ 49,517,032
   Shares issued in reinvestment of
     distributions ...................          --              --       292,350       3,744,993
   Shares redeemed ...................    (210,262)       (954,446)     (774,556)    (10,277,744)
                                        --------------------------------------------------------
   Net increase                            416,112    $  1,979,700     3,245,495    $ 42,984,281
                                        ========================================================
Year ended December 31, 2001
   Shares sold .......................   1,758,618    $ 10,174,555     6,896,233    $ 90,405,523
   Shares issued in reinvestment of
     distributions ...................          --              --        78,838         994,935
   Shares redeemed ...................    (363,746)     (1,971,563)   (5,491,777)    (71,639,438)
                                        --------------------------------------------------------
   Net increase ......................   1,394,872    $  8,202,992     1,483,294    $ 19,761,020
                                        ========================================================


                                               Franklin Zero              Mutual Discovery                 Mutual Shares
                                            Coupon Fund - 2010             Securities Fund                Securities Fund
                                        ---------------------------------------------------------------------------------------
                                          Shares         Amount         Shares         Amount         Shares          Amount
                                        ---------------------------------------------------------------------------------------
Class 1 Shares:
Period ended June 30, 2002
   Shares sold .......................     693,892    $ 10,790,575       386,792    $  5,006,754        961,734    $ 13,732,889
   Shares issued in reinvestment of
     distributions ...................     347,582       5,137,264       403,663       5,090,192        805,488      10,978,800
   Shares redeemed ...................    (783,368)    (12,241,428)   (1,294,659)    (16,704,315)    (2,771,775)    (39,159,079)
                                        ---------------------------------------------------------------------------------------
   Net increase (decrease) ...........     258,106    $  3,686,411      (504,204)   $ (6,607,369)    (1,004,553)   $(14,447,390)
                                        =======================================================================================
Year ended December 31, 2001
   Shares sold .......................     774,932    $ 12,454,014       683,165    $  9,492,676      3,012,112    $ 43,758,966
   Shares issued in reinvestment of
     distributions ...................     405,893       6,031,571     2,008,699      26,514,833      2,336,789      33,556,293
   Shares redeemed ...................  (1,291,546)    (21,041,137)   (2,721,296)    (36,781,930)    (5,577,485)    (80,354,587)
                                        ---------------------------------------------------------------------------------------
   Net decrease ......................    (110,721)   $ (2,555,552)      (29,432)   $   (774,421)      (228,584)   $ (3,039,328)
                                        =======================================================================================
Class 2 Shares:
Period ended June 30, 2002
   Shares sold .......................                                 5,319,390    $ 67,863,804     15,436,123    $218,305,018
   Shares issued in reinvestment of
     distributions ...................                                    39,169         490,782        948,345      12,869,044
   Shares redeemed ...................                                (4,534,501)    (57,752,373)    (1,007,096)    (14,118,507)
                                                                      ---------------------------------------------------------
   Net increase ......................                                   824,058     $10,602,213     15,377,372    $217,055,555
                                                                      =========================================================
Year ended December 31, 2001
   Shares sold .......................                                 9,516,328    $118,869,743     17,449,242    $247,933,275
   Shares issued in reinvestment of
     distributions ...................                                    20,135         264,575        559,326       8,015,141
   Shares redeemed ...................                                (9,153,280    (114,508,291)    (1,896,089)    (26,602,795)
                                                                      ---------------------------------------------------------
   Net increase ......................                                   383,183    $  4,626,027     16,112,479    $229,345,621
                                                                      =========================================================

                                                                                                                            246

Franklin Templeton Variable Insurance Products Trust

2.SHARES OF BENEFICIAL INTEREST (cont.)

                                               Templeton Developing             Templeton Foreign             Templeton Global
                                             Markets Securities Fund             Securities Fund            Asset Allocation Fund
                                          ------------------------------------------------------------------------------------------
                                               Shares        Amount          Shares            Amount        Shares        Amount
                                          ------------------------------------------------------------------------------------------
Class 1 Shares:
Period ended June 30, 2002
   Shares sold ..........................     6,124,731  $  31,713,173       8,046,712  $    94,289,773      227,712  $   3,642,056
   Shares issued on merger (Note 9) .....            --             --       1,133,785       13,775,492           --             --
   Shares issued in reinvestment of
     distributions ......................       751,734      3,878,945         754,190        8,763,684      578,357      9,120,690
   Shares redeemed ......................    (7,479,747)   (38,602,853)    (12,225,610)    (144,330,497)  (1,964,093)   (31,083,409)
                                          ------------------------------------------------------------------------------------------
   Net decrease .........................      (603,282) $  (3,010,735)     (2,290,923) $   (27,501,548)  (1,158,024) $ (18,320,663)
                                          ==========================================================================================
Year ended December 31, 2001
   Shares sold ..........................    23,829,962  $ 119,530,717      29,920,018  $   420,670,202      482,742  $   8,364,185
   Shares issued in reinvestment of
     distributions ......................       523,937      2,724,470      13,351,812      173,173,002    3,678,415     59,663,894
   Shares redeemed ......................   (31,504,501)  (157,231,646)    (36,903,986)    (516,834,268)  (4,534,037)   (75,926,361)
                                          ------------------------------------------------------------------------------------------
   Net increase (decrease) ..............    (7,150,602) $ (34,976,459)      6,367,844  $    77,008,936     (372,880) $  (7,898,282)
                                          ==========================================================================================
Class 2 Shares:
Period ended June 30, 2002
   Shares sold ..........................    46,268,305  $ 233,624,209      83,217,357  $   962,370,929      511,220  $   8,060,916
   Shares issued on merger (Note 9) .....            --             --       1,702,025       20,475,362           --             --
   Shares issued in reinvestment of
     distributions ......................       223,645      1,149,535         374,013        4,308,628       47,871        750,622
   Shares redeemed ......................   (43,785,785)  (222,201,847)    (79,951,284)    (929,544,378)    (233,697)    (3,681,795)
                                          ------------------------------------------------------------------------------------------
   Net increase .........................     2,706,165  $  12,571,897       5,342,111  $    57,610,541      325,394  $   5,129,743
                                          ==========================================================================================
Year ended December 31, 2001
   Shares sold ..........................   167,290,965  $ 796,982,738     187,930,112  $ 2,573,046,300    1,417,616  $  23,183,700
   Shares issued in reinvestment of
     distributions ......................        93,937        485,657       3,950,390       50,841,516      240,301      3,878,467
   Shares redeemed ......................  (164,748,164)  (788,728,508)   (182,688,657)  (2,511,160,619)    (819,294)   (12,843,652)
                                          ------------------------------------------------------------------------------------------
   Net increase .........................     2,636,738  $   8,739,887       9,191,845  $   112,727,197      838,623  $  14,218,515
                                          ==========================================================================================


                                                                                 Templeton Global                Templeton
                                                                              Income Securities Fund      Growth Securities Fund
                                                                           ---------------------------------------------------------
                                                                                Shares       Amount         Shares        Amount
                                                                           ---------------------------------------------------------
Class 1 Shares:
Period ended June 30, 2002
   Shares sold .........................................................       149,909  $     1,746,170   20,985,575  $ 232,490,318
   Shares issued in reinvestment of distributions ......................        60,012          721,350    3,694,764     38,499,445
   Shares redeemed .....................................................      (713,600)      (8,276,525) (27,347,351)  (303,002,917)
                                                                           ---------------------------------------------------------
   Net decrease ........................................................      (503,679) $    (5,809,005)  (2,667,012) $ (32,013,154)
                                                                           =========================================================
Year ended December 31, 2001
   Shares sold .........................................................       891,523  $    10,054,626   34,407,516  $ 411,498,298
   Shares issued in reinvestment of distributions ......................       241,863        2,604,868   17,864,296    200,794,692
   Shares redeemed .....................................................    (2,571,685)     (29,133,208) (49,693,524)  (595,274,396)
                                                                           ---------------------------------------------------------
   Net increase (decrease) .............................................    (1,438,299) $   (16,473,714)   2,578,288  $  17,018,594
                                                                           =========================================================
Class 2 Shares:
   Period ended June 30, 2002
   Shares sold .........................................................        24,298  $       279,278    9,132,568  $ 100,109,045
   Shares issued in reinvestment of distributions ......................         1,310           15,678      624,508      6,463,654
   Shares redeemed .....................................................        (5,201)         (61,222)  (4,934,346)   (54,104,366)
                                                                           ---------------------------------------------------------
   Net increase ........................................................        20,407  $       233,734    4,822,730  $  52,468,333
                                                                           =========================================================
   Year ended December 31, 2001
   Shares sold .........................................................     1,316,779  $    15,116,152   24,877,364  $ 299,417,251
   Shares issued in reinvestment of distributions ......................         3,397           36,450    1,471,336     16,449,534
   Shares redeemed .....................................................    (1,314,468)     (15,108,604) (21,775,179)  (264,951,961)
                                                                           ---------------------------------------------------------
   Net increase ........................................................         5,708  $        43,998    4,573,521  $  50,914,824
                                                                           =========================================================

/a/For the Franklin Aggressive Growth Securities Fund Class 2, for the period February 12, 2001 (effective date) to December 31, 2001.
/b/On June 3, 2002 the Franklin S&P 500 Index Fund - Class 3 was liquidated.

Franklin Templeton Variable Insurance Products Trust

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

     Entity                                                            Affiliation
     ----------------------------------------------------------------------------------------
     Franklin Templeton Services, LLC (FT Services)                    Administrative manager
     Franklin Advisers, Inc. (Advisers)                                Investment manager
     Franklin Advisory Services, LLC (Advisory Services)               Investment manager
     Franklin Mutual Advisers, LLC (Franklin Mutual)                   Investment manager
     Templeton Asset Management Ltd. (TAML)                            Investment manager
     Templeton Global Advisors Ltd. (TGAL)                             Investment manager
     Templeton Investment Counsel, LLC (TIC)                           Investment manager
     Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter
     Franklin/Templeton Investor Services, LLC (Investor Services)     Transfer agent

The Franklin Global Communications Securities Fund, the Franklin Growth and Income Securities Fund, the Franklin High Income Fund, the Franklin Income Securities Fund, the Franklin Money Market Fund, the Franklin Real Estate Fund, the Franklin U.S. Government Fund, the Franklin Zero Coupon Fund - 2005, the Franklin Zero Coupon Fund - 2010, and the Templeton Global Income Securities Fund pay an investment management fee to Advisers based on the average net assets of the funds, as follows:

     Annualized Fee Rate     Daily Net Assets
     ---------------------------------------------------------------------------
           .625%             First $100 million
           .50%              Over $100 million, up to and including $250 million
           .45%              Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under a subadvisory agreement, TIC provides subadvisory services to the Templeton Global Income Securities Fund and receives fees from Advisers based on the average daily net assets of each fund.

The Templeton Foreign Securities Fund pays an investment management fee to TIC based on the average net assets of the fund as follows:

     Annualized Fee Rate     Daily Net Assets
     ---------------------------------------------------------------------------
           .75%              First $200 million
           .675%             Over $200 million, up to and including $1.3 billion
           .60%              Over $1.3 billion

The Franklin Aggressive Growth Securities Fund pays an investment management fee to Advisers based on the average net assets of the fund as follows:

     Annualized Fee Rate     Daily Net Assets
     ---------------------------------------------------------------------------
           .50%              First $500 million
           .40%              Over $500 million, up to and including $1 billion
           .35%              Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin Small Cap Fund and the Franklin Technology Securities Fund pay an investment management fee to Advisers based on the average net assets of each fund as follows:

     Annualized Fee Rate     Daily Net Assets
     ---------------------------------------------------------------------------
           .55%              First $500 million
           .45%              Over $500 million, up to and including 1 billion
           .40%              Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

Franklin Templeton Variable Insurance Products Trust

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Templeton Growth Securities Fund pays an investment management fee to TGAL based on the average net assets of the fund as follows:

     Annualized Fee Rate     Daily Net Assets
     ---------------------------------------------------------------------------
          1.00%              First $100 million
           .90%              Over $100 million, up to and including $250 million
           .80%              Over $250 million, up to and including $500 million
           .75%              Over $500 million


The Franklin Large Cap Growth Securities Fund and the Franklin Rising Dividends Securities Fund pay an investment management fee to Advisers and Advisory Services, respectively, based on the average net assets of each fund as follows:

     Annualized Fee Rate     Daily Net Assets
     ---------------------------------------------------------------------------
           .75%              First $500 million
           .625%             Over $500 million, up to and including $1 billion
           .50%              Over $1 billion

The Franklin Small Cap Value Securities Fund pays an investment management fee to Advisory Services based on the average net assets of the fund as follows:

     Annualized Fee Rate     Daily Net Assets
     ---------------------------------------------------------------------------
           .60%              First $200 million
           .50%              Over $200 million, up to and including $1.3 billion
           .40%              Over $1.3 billion

The Templeton Global Asset Allocation Fund pays an investment management fee to TIC based on the average net assets of the fund as follows:

     Annualized Fee Rate     Daily Net Assets
     ---------------------------------------------------------------------------
           .65%              First $200 million
           .585%             Over $200 million, up to and including $1.3 billion
           .52%              Over $1.3 billion

The Franklin S&P 500 Index Fund pays an investment management fee to Advisers of ..15% per year of the average daily net assets of the fund.

Under a subadvisory agreement, State Street Global Advisors (SSGA) provides subadvisory services to the Franklin S&P 500 Index Fund and receives from Advisers fees based on the average daily net assets of the fund.

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund pay an investment management fee to Franklin Mutual of .80% and .60%, respectively, per year of the average daily net assets of each fund.

The Templeton Developing Markets Securities Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the fund.

Under an agreement with their respective investment managers, FT Services provides administrative services to the Funds, except for the Franklin Aggressive Growth Securities Fund, the Franklin S&P 500 Index Fund, the Franklin Small Cap Fund, the Franklin Small Cap Value Securities Fund, the Franklin Technology Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Global Asset Allocation Fund, the Templeton Developing Markets Securities Fund and the Templeton Foreign Securities Fund. The fee is paid by each fund's respective investment managers based on the average daily net assets, and is not an additional expense of the Funds.

The Franklin Small Cap Value Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Global Asset Allocation Fund, the Templeton Developing Markets Securities Fund and the Templeton Foreign Securities Fund, pay administrative fees to FT Services based on the average daily net assets of each fund as follows:

     Annualized Fee Rate     Daily Net Assets
     ---------------------------------------------------------------------------
           .15%              First $200 million
           .135%             Over $200 million, up to and including $700 million
           .10%              Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The Franklin Aggressive Growth Securities Fund, the Franklin S&P 500 Index Fund, the Franklin Small Cap Fund, and the Franklin Technology Securities Fund pay an administrative fee to FT Services of .20%, .10%, .25%, and .25%, respectively, per year of the average daily net assets of each fund.

Advisers and FT Services agreed in advance to waive Class 3 expenses for the Franklin S&P 500 Index Fund, as noted in the Statement of Operations.

Management fees were reduced on assets invested in the Sweep Money Fund in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Funds reimburse Distributors up to .25% per year of their average daily net assets of Class 2 and Class 3, for costs incurred in marketing the Funds' shares. No payments were made by the Franklin Zero Coupon Fund - 2005 and the Franklin Zero Coupon - 2010, for the period ended June 30, 2002.

Investor Services, under terms of an agreement, performs shareholder servicing for the Funds and is not paid by the Funds for the services.

4.INCOME TAXES

At December 31, 2001, certain funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                  FRANKLIN           FRANKLIN GLOBAL        FRANKLIN        FRANKLIN         FRANKLIN      FRANKLIN
                             AGGRESSIVE GROWTH        COMMUNICATIONS      HIGH INCOME   LARGE CAP GROWTH   MONEY MARKET  REAL ESTATE
                              SECURITIES FUND        SECURITIES FUND          FUND       SECURITIES FUND       FUND          FUND
                             -------------------------------------------------------------------------------------------------------
Capital loss carryovers
 expiring in:
 2002 ..................            $       --          $         --      $        --       $         --         $7,131   $       --
 2006 ..................                    --                    --               --                 --            371           --
 2007 ..................                    --                    --        2,294,320                 --             --           --
 2008 ..................               596,259                    --       26,944,467                 --            486    9,921,882
 2009 ..................             7,013,264           156,814,955       14,292,011          8,952,191             --           --
                             -------------------------------------------------------------------------------------------------------
                                    $7,609,523          $156,814,955      $43,530,798         $8,952,191         $7,988   $9,921,882
                             =======================================================================================================

                                                                                                                        TEMPLETON
                                                      FRANKLIN                          FRANKLIN         FRANKLIN       DEVELOPING
                                                    S&P 500 INDEX      FRANKLIN        TECHNOLOGY     U.S.GOVERNMENT     MARKETS
                                                         FUND       SMALL CAP FUND   SECURITIES FUND       FUND      SECURITIES FUND
                                                    --------------------------------------------------------------------------------
Capital loss carryovers expiring in:
 2002 ........................................           $     --      $        --        $       --     $ 7,388,670    $         --
 2003 ........................................                 --               --                --         826,481              --
 2005 ........................................                 --               --                --         169,754              --
 2006 ........................................                 --               --                --              --      37,259,962
 2007 ........................................                 --               --                --              --      91,657,992
 2008 ........................................                 --       11,665,898           133,401       5,752,213              --
 2009 ........................................            957,548       23,892,226         7,339,632              --      62,322,924
                                                    --------------------------------------------------------------------------------
                                                         $957,548      $35,558,124        $7,473,033     $14,137,118    $191,240,878
                                                    ================================================================================

                                                                     TEMPLETON                TEMPLETON                 TEMPLETON
                                                                      FOREIGN                GLOBAL ASSET             GLOBAL INCOME
                                                                  SECURITIES FUND           ALLOCATION FUND          SECURITIES FUND
                                                                  ------------------------------------------------------------------
Capital loss carryovers expiring in:
 2002 ........................................                        $        --                $       --              $ 1,294,963
 2003 ........................................                                 --                        --                1,605,323
 2007 ........................................                                 --                        --                5,870,061
 2008 ........................................                                 --                        --                2,370,518
 2009 ........................................                         25,468,204                 5,082,133                1,649,033
                                                                  ------------------------------------------------------------------
                                                                      $25,468,204                $5,082,133              $12,789,898
                                                                  ==================================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

4. INCOME TAXES (cont.)

At December 31, 2001, the following funds had deferred capital losses occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

        Franklin                                   Franklin
 Global Communications         Franklin        Large Cap Growth         Franklin        Franklin S&P 500
    Securities Fund        High Income Fund     Securities Fund     Real Estate Fund       Index Fund
---------------------------------------------------------------------------------------------------------
      $18,271,222             $2,694,464          $9,241,661           $3,720,342           $59,370

                               Franklin             Mutual             Templeton            Templeton
        Franklin              Technology          Discovery        Developing Markets     Global Asset
     Small Cap Fund         Securities Fund    Securities Fund       Securities Fund      Allocation Fund
---------------------------------------------------------------------------------------------------------
      $10,945,756              $793,206            $537,492           $9,226,381           $3,791,870

At December 31, 2001, the following funds had deferred currency losses occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

        Franklin                                                                            Templeton
 Global Communications     Franklin Income     Mutual Discovery      Mutual Shares     Developing Markets    Templeton Growth
    Securities Fund        Securities Fund     Securities Fund      Securities Fund     Securities Fund      Securities Fund
------------------------------------------------------------------------------------------------------------------------------
        $58,884               $1,066,919            $7,517              $97,292             $309,015             $132,538

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, paydown losses, mortgage dollar rolls, bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, passive foreign investment company shares, mortgage dollar rolls, paydown losses, bond discounts and premiums, and financial futures transactions.

At June 30, 2002, net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                       Franklin        Franklin Global     Franklin Growth
                                  Aggressive Growth    Communications        and Income        Franklin High     Franklin Income
                                   Securities Fund     Securities Fund     Securities Fund      Income Fund      Securities Fund
                                 ------------------------------------------------------------------------------------------------
Investments at cost ............     $ 8,105,206        $197,512,859        $572,611,975       $196,691,855       $ 602,773,220
                                 ------------------------------------------------------------------------------------------------
Unrealized appreciation ........     $   535,500        $  2,796,568        $ 73,996,294       $  2,956,199       $  58,600,046
Unrealized depreciation ........      (2,006,638)        (33,645,817)        (38,399,834)       (81,653,630)       (138,118,572)
                                 ------------------------------------------------------------------------------------------------
Net unrealized appreciation
 (depreciation) ................     $(1,471,138)       $(30,849,249)       $ 35,596,460       $(78,697,431)       $(80,518,526)
                                 ------------------------------------------------------------------------------------------------

                                    Franklin Large                             Franklin           Franklin
                                      Cap Growth           Franklin        Rising Dividends    S&P 500 Index         Franklin
                                   Securities Fund     Real Estate Fund     Securities Fund         Fund          Small Cap Fund
                                 ------------------------------------------------------------------------------------------------
Investments at cost ............     $241,359,483       $256,369,067         $255,416,609      $ 45,006,388       $ 680,134,070
                                 ------------------------------------------------------------------------------------------------
Unrealized appreciation ........     $ 24,241,564       $ 68,386,222         $133,218,461      $  4,619,971       $  87,808,687
Unrealized depreciation ........      (30,240,773)        (4,761,963)          (3,777,823)      (12,649,085)       (143,253,597)
                                 ------------------------------------------------------------------------------------------------
Net unrealized appreciation
 (depreciation) ................     $ (5,999,209)      $ 63,624,259         $129,440,638      $ (8,029,114)      $ (55,444,910)
                                 ------------------------------------------------------------------------------------------------

                                       Franklin           Franklin            Franklin           Franklin           Franklin
                                    Small Cap Value      Technology        U.S. Government      Zero Coupon        Zero Coupon
                                    Securities Fund    Securities Fund          Fund            Fund - 2005        Fund - 2010
                                 ------------------------------------------------------------------------------------------------
Investments at cost ............     $125,051,298        $12,161,446        $452,199,862        $52,058,750        $44,868,756
                                 ------------------------------------------------------------------------------------------------
Unrealized appreciation ........     $ 13,243,023        $   359,990        $ 17,789,848        $ 6,676,104        $ 7,531,284
Unrealized depreciation ........       (5,359,660)        (2,643,939)           (722,760)                --            (56,930)
                                 ------------------------------------------------------------------------------------------------
Net unrealized appreciation
 (depreciation) ................     $  7,883,363        $(2,283,949)       $ 17,067,088        $ 6,676,104        $ 7,474,354
                                 ------------------------------------------------------------------------------------------------

Franklin Templeton Variable Insurance Products Trust

                                                                          Templeton          Templeton         Templeton
                               Mutual Discovery       Mutual Shares   Developing Markets      Foreign         Global Asset
                               Securities Fund       Securities Fund   Securities Fund    Securities Fund    Allocation Fund
                              -----------------------------------------------------------------------------------------------
Investments at cost .........  $ 158,835,941          $ 783,653,193     $ 345,891,859      $ 833,155,054      $  563,462,784
                              ===============================================================================================
Unrealized appreciation .....  $  26,041,240          $  79,524,513     $  28,599,490      $ 125,252,142      $   65,562,180
Unrealized depreciation .....    (11,903,395)           (46,568,488)      (45,854,684)      (155,152,917)        (98,229,071)
                              -----------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) ..............  $  14,137,845          $  32,956,025     $ (17,255,194)     $ (29,900,775)     $  (32,666,891)
                              ===============================================================================================

                                                                                             Templeton          Templeton
                                                                                           Global Income         Growth
                                                                                          Securities Fund    Securities Fund
                                                                                         ------------------------------------
Investments at cost ..................................................................     $  61,728,216      $1,076,016,936
                                                                                         ====================================
Unrealized appreciation ..............................................................         2,944,916      $  115,158,050
Unrealized depreciation ..............................................................        (2,137,538)       (173,155,854)
                                                                                         ------------------------------------
Net unrealized appreciation (depreciation) ...........................................     $     807,378      $  (57,997,804)
                                                                                         ====================================

5.INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 were as follows:

                                  Franklin
                                 Aggressive          Franklin Global   Franklin Growth
                                   Growth            Communications      and Income        Franklin High     Franklin Income
                               Securities Fund       Securities Fund   Securities Fund      Income Fund      Securities Fund
                               ----------------------------------------------------------------------------------------------
Purchases ...................  $   2,696,166          $ 109,613,800     $ 341,751,133      $  36,202,978      $  118,984,013
Sales .......................  $   2,945,936          $ 122,341,241     $ 354,460,657      $  44,361,265      $  109,671,840

                               Franklin Large                           Franklin             Franklin
                                 Cap Growth             Franklin       Rising Dividends    S&P 500 Index         Franklin
                               Securities Fund      Real Estate Fund   Securities Fund         Fund           Small Cap Fund
                               ----------------------------------------------------------------------------------------------
Purchases ...................  $  90,796,800          $  80,100,589     $  45,147,576      $  11,627,477      $  246,201,423
Sales .......................  $ 118,111,204          $  21,168,220     $  40,878,006      $  29,431,261      $   81,873,654

                                  Franklin              Franklin            Franklin         Franklin           Franklin
                               Small Cap Value         Technology        U.S.Government     Zero Coupon        Zero Coupon
                               Securities Fund       Securities Fund          Fund          Fund - 2005        Fund - 2010
                               ----------------------------------------------------------------------------------------------
Purchases ...................  $  58,843,358          $  10,960,559     $  99,909,846      $   2,522,400      $    2,363,296
Sales .......................  $   2,264,632          $  9,517,006      $  79,393,331      $   6,843,566      $    4,523,237

                                                                          Templeton
                                   Mutual                                 Developing         Templeton          Templeton
                                  Discovery           Mutual Shares        Markets            Foreign         Global Asset
                               Securities Fund       Securities Fund   Securities Fund    Securities Fund    Allocation Fund
                               ----------------------------------------------------------------------------------------------
Purchases ...................  $  44,022,036          $ 281,002,989     $ 109,975,626      $ 131,958,036      $   72,729,214
Sales .......................  $  37,920,495          $ 124,179,607     $ 110,852,851      $ 107,628,362      $  110,044,768

                                                                                             Templeton          Templeton
                                                                                           Global Income         Growth
                                                                                          Securities Fund    Securities Fund
                                                                                       --------------------------------------
Purchases ...........................................................................      $   2,840,862      $  256,534,707
Sales ...............................................................................      $   5,799,775      $  171,276,259

Franklin Templeton Variable Insurance Products Trust

5. INVESTMENT TRANSACTIONS (cont.)

Transactions in call options written during the period ended June 30, 2002 were as follows:

Mutual Discovery Securities Fund

                                                        Number of    Premiums
                                                        Contracts    Received
                                                        ---------------------
     Options outstanding at December 31, 2001........          --   $      --
     Options written.................................       4,461      23,203
     Options expired.................................      (3,656)    (16,649)
     Options exercised...............................        (805)     (6,554)
                                                        ---------------------
     Options outstanding at June 30, 2002............          --   $      --
                                                        ---------------------
Mutual Shares Securities Fund

                                                        Number of    Premiums
                                                        Contracts    Received
                                                        ---------------------
     Options outstanding at December 31, 2001........          --   $      --
     Options written.................................      15,266      92,438
     Options expired.................................     (11,728)    (44,618)
     Options exercised...............................      (3,423)    (28,525)
                                                        ---------------------
     Options outstanding at June 30, 2002............         115   $  19,295
                                                        ---------------------

6. FINANCIAL FUTURES AND FORWARD CURRENCY CONTRACTS

At June 30, 2002, certain funds have outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at each fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

Mutual Discovery Securities Fund

                                                                                                                    Unrealized
                                                                              In                                      Gains
Contracts to Buy                                                          Exchange For         Settlement Date       (Losses)
-----------------------------------------------------------------------------------------------------------------------------
   3,584,620   Danish Krone ...................................    U.S.   $     452,861            7/16/02          $   23,262
     603,100   Canadian Dollars ...............................                 385,672            8/19/02              10,362
     800,000   European Unit ..................................                 754,544            8/21/02              33,705
     150,000   Swiss Francs ...................................                  99,151            9/13/02               1,779
   2,480,475   Norwegian Krone ................................                 320,100           10/15/02               5,250
   1,550,000   European Unit ..................................               1,455,125           11/21/02              66,042
                                                                          -------------                             ----------
                                                                   U.S.   $   3,467,453                                140,400
                                                                          =============                             ----------
     Net unrealized gain on offsetting forward exchange
       contracts...............................................                                                            657
                                                                                                                    ----------
          Unrealized gain on forward exchange contacts.........                                                     $  141,057
                                                                                                                    ----------

Contracts to Buy
---------------------------------------------------------------
     372,214   British Pounds .................................    U.S.   $     567,347            7/08/02          $     (322)
     300,000   Canadian Dollars ...............................                 197,336            8/30/02                (382)
     250,000   European Unit ..................................                 246,233           11/21/02                (852)
                                                                          -------------                             ----------
                                                                   U.S.   $   1,010,916                             $   (1,556)
                                                                          =============                             ----------

Franklin Templeton Variable Insurance Products Trust

6. FINANCIAL FUTURES AND FORWARD CURRENCY CONTRACTS (cont.)

                                                                            In                                     Unrealized
Contracts to Sell                                                      Exchange For            Settlement Date       Losses
-------------------------------------------------------------------------------------------------------------------------------
      9,034,505     British Pound................................   U.S.  $ 13,129,841             7/08/02         $   (633,178)
     27,903,932     Danish Krone.................................            3,336,879             7/16/02             (369,384)
     11,990,054     Canadian Dollars.............................            7,549,335             8/19/02             (324,093)
  1,905,700,000     Korean Won...................................            1,503,975             8/20/02              (73,154)
     15,015,164     European Unit................................           13,775,215             8/21/02           (1,019,392)
        300,000     European Unit................................              263,384             8/27/02              (32,131)
        815,670     British Pound................................            1,186,375             8/28/02              (52,392)
        473,600     Swiss Francs.................................              302,585             9/13/02              (16,084)
     26,663,879     Swedish Krona................................            2,586,963             9/23/02             (295,746)
    361,494,690     Japanese Yen.................................            2,929,217             9/24/02             (100,994)
     24,702,538     Norwegian Krone..............................            2,795,037            10/15/02             (445,053)
     13,500,000     European Unit................................           12,340,650            11/21/02             (908,228)
      7,754,853     Swiss Francs.................................            4,979,285            12/13/02             (246,708)
                                                                          ------------                             ------------
                                                                    U.S.  $ 66,678,741                               (4,516,537)
                                                                          ============                             ------------
         Unrealized loss on forward exchange contracts...........                                                    (4,518,093)
                                                                                                                   ------------
          Net unrealized loss on forward exchange contracts......                                                    (4,377,036)
                                                                                                                   ============

Mutual Shares Securities Fund

                                                                            In                                      Unrealized
Contracts to Buy                                                       Exchange for            Settlement Date    Gains (Losses)
-------------------------------------------------------------------------------------------------------------------------------
      1,500,000     Danish Krone.................................   U.S.  $    190,030             7/16/02         $      9,204
        640,000     Canadian Dollars.............................              400,551             8/19/02               19,714
      1,600,000     British Pounds...............................            2,352,320             8/28/02               77,617
        525,000     Swiss Francs.................................              347,027             9/13/02                6,228
      2,688,665     Norwegian Krone..............................              350,000            10/15/02                2,657
                                                                          ------------                             ------------
                                                                    U.S.  $  3,639,928                                  115,420
                                                                          ============                             ------------
         Unrealized gain on forward exchange contracts...........                                                  $    115,420
                                                                                                                   ------------
Contracts to Buy
-----------------------------------------------------------------
        644,031     British Pounds...............................   U.S.  $    981,664             7/08/02         $       (558)
        342,339     Swiss Francs.................................              230,570             9/13/02                 (181)
                                                                          ------------                             ------------
                                                                    U.S.  $  1,212,234                             $       (739)
                                                                          ============                             ------------
Contracts to Sell
-----------------------------------------------------------------
     11,606,940     European Unit................................   U.S.  $ 10,276,177             7/08/02         $ (1,182,036)
     35,152,794     British Pounds...............................           51,069,673             7/08/02           (2,481,529)
     22,876,466     Danish Krone.................................            2,723,020             7/16/02             (315,483)
      5,801,333     European Unit................................            5,252,294             8/15/02             (465,356)
     18,673,660     Canadian Dollars.............................           11,819,495             8/19/02             (442,811)
     25,677,124     European Unit................................           23,636,863             8/21/02           (1,663,090)
      1,787,556     European Unit................................            1,565,280             8/27/02             (195,546)
      3,096,065     British Pounds...............................            4,486,198             8/28/02             (215,828)
      4,280,440     European Unit................................            4,338,095             9/09/02             (407,510)
      1,123,116     Swiss Francs.................................              716,367             9/13/02              (39,340)
     15,189,197     Swiss Francs.................................            9,756,370             9/13/02             (479,630)
  1,647,679,501     Japanese Yen.................................           13,351,264             9/24/02             (460,327)
        450,000     European Unit................................              398,691            10/15/02              (43,631)
     33,779,150     Norwegian Krone..............................            3,889,110            11/21/02             (541,506)
     20,500,000     European Unit................................           18,739,250            12/13/02           (1,379,416)
                                                                          ------------                             ------------
                                                                    U.S.  $162,018,147                              (10,313,039)
                                                                          ============                             ------------
         Unrealized loss on forward exchange contracts...........                                                   (10,313,778)
                                                                                                                   ------------
          Net unrealized loss on forward exchange contracts......                                                  $(10,198,358)
                                                                                                                   ============

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

6. FINANCIAL FUTURES AND FORWARD CURRENCY CONTRACTS (cont.)


As of June 30, 2002, the Franklin S&P 500 Index Fund had the following futures contracts outstanding:

CONTRACTS TO BUY                                    NUMBER OF CONTRACTS   DELIVERY DATES   CONTRACT FACE VALUE   UNREALIZED LOSS
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index, September 02.....................           3                  9/20/02            $ 742,575           $ 18,574

7. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Growth and Income Fund, the Franklin High Income Fund and the Franklin Income Securities Fund have 8.4%, 100% and 35.6%, respectively, of their portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

At June 30, 2002, the Franklin High Income Fund, the Franklin Income Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund and the Templeton Global Asset Allocation Fund held defaulted securities with values aggregating $4,283,716, $10,083,408, $11,037,064, $42,328,792, and
$15,310 respectively, representing 3.7%, 2.0%, 6.5%, 5.2% and 0%, respectively, of each fund's net assets. For information as to specific securities, see the accompanying Statements of Investments.

For financial reporting purposes, the funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

8. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at June 30, 2002 were as follows:


 PRINCIPAL                                                                        ACQUISITION
AMOUNT/SHARES   ISSUER                                                                DATE             COST         VALUE
-----------------------------------------------------------------------------------------------------------------------------
Franklin Aggressive Growth Securities Fund ................................
        944     Micro Photonix Integration Corp., pfd., C .................           6/23/00       $     5,962   $        --
                                                                                                                  -----------
Franklin High Income Fund
    377,088     International Wireless Communications Holdings Inc.
                (.06% of net assets) ......................................            4/7/00       $   754,176   $    67,876
      7,000     McCraw International Ltd., wts. ...........................           4/15/07                70            --
      8,000     Poland Telecom Finance, wts., 144A ........................           12/1/07            48,000            --
                                                                                                                  -----------
Franklin Small Cap Fund
     41,093     3Ware Inc., pfd., D .......................................           7/28/00       $   229,176   $        --
   $124,480     3Ware Inc., cvt., zero cpn.,9/04/02 .......................      10/18/01 - 5/7/02      124,480       124,480
                                                                                                                  -----------
                Total Restricted Securities (.02% of net assets) ..........                                       $   124,480
                                                                                                                  ===========
Franklin Technology Securities Fund

      1,384     Micro Photonix Integration Corp., pfd., C .................           6/23/00       $     8,740   $        --
                                                                                                                  -----------
Mutual Discovery Securities Fund
         31     International Steel Group .................................           4/10/02       $   310,000   $   310,000
      1,070     Montpelier Re Holdings Ltd ................................          12/11/01           107,000       105,502
    477,000     Nippon Investment LLC .....................................           2/14/01           477,000       512,823
      2,140     Olympus Re Holdings Ltd ...................................          12/19/01           214,000       228,317
     13,770     Security Capital European Realty ..........................            4/8/98           275,400       193,847
      5,000     White Mountains Insurance Group Inc. (Restricted) .........            6/1/01         1,000,000     1,503,375
                                                                                                                  -----------
                Total Restricted Securities (1.68% of net assets) .........                                       $ 2,853,864
                                                                                                                  ===========
Mutual Shares Securities Fund
        150     International Steel Group .................................           4/10/02       $ 1,500,000   $ 1,500,000
      8,140     Montpelier Re Holdings Ltd ................................          12/11/01           814,000       802,604
  1,148,000     Nippon Investment LLC .....................................           2/14/01         1,148,000     1,234,215
     16,280     Olympus Re Holdings Ltd ...................................          12/19/01         1,628,000     1,736,913
     27,030     Security Capital European Realty ..........................            4/8/98           540,600       380,515
     15,000     White Mountains Insurance Group Inc. (Restricted) .........            6/1/01         3,000,000     4,510,125
                                                                                                                  -----------
                Total Restricted Securities (1.26% of net assets) .........                                       $10,164,372
                                                                                                                  ===========

Franklin Templeton Variable Insurance Products Trust

9. MERGERS

On May 1, 2002, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Franklin Growth and Income Securities Fund (Growth and Income) acquired the net assets of the FTVIPT - Franklin Natural Resources Fund (Natural Resources) pursuant to a plan of reorganization. The merger was accomplished by a taxable exchange, and accounted for as a purchase.

The selected financial information and shares outstanding immediately before and after the acquisition were as follows:

                                                       Class 1                            Class 2
                                        ---------------------------------------------------------------------
Fund Name                                Net Assets      NAV     Shares      Net Assets     NAV      Shares
-------------------------------------------------------------------------------------------------------------
Natural Resources ..................... $ 25,081,974   $13.06   1,920,611    $ 6,599,428  $13.02      506,701
Growth and Income ..................... $614,084,421   $15.43  39,800,178    $19,126,972  $15.35    1,246,259
Growth and Income - post merger ....... $639,166,395   $15.43  41,425,711    $25,726,400  $15.35    1,676,189

                                                    Fund Level
                                        ---------------------------------
Fund Name                                Net Assets              Shares
-------------------------------------------------------------------------
Natural Resources ..................... $ 31,681,402            2,427,312
Growth and Income ..................... $633,211,393           41,046,437
Growth and Income - post merger ....... $664,892,795           43,473,749

On May 1, 2002, the FTVIPT - Franklin Small Cap Fund (Small Cap) acquired the net assets of the FTVIPT - Franklin Global Health Care Securities Fund (Health
Care) pursuant to a plan of reorganization. The merger was accomplished by a taxable exchange, and accounted for as a purchase.

The selected financial information and shares outstanding immediately before and after the acquisition were as follows:

                                                       Class 1                            Class 2
                                        ---------------------------------------------------------------------
Fund Name                                Net Assets      NAV     Shares      Net Assets     NAV      Shares
-------------------------------------------------------------------------------------------------------------
Health Care ........................... $ 20,098,091   $11.53   1,743,180   $    609,184  $11.46       53,527
Small Cap ............................. $233,620,637   $16.71  13,979,515   $438,722,582  $16.59   26,447,283
Small Cap - post merger ............... $253,718,728   $16.71  15,182,273   $439,331,766  $16.59   26,484,003

                                                     Fund Level
                                        ---------------------------------
Fund Name                                Net Assets              Shares
-------------------------------------------------------------------------
Health Care ........................... $ 20,707,275            1,796,707
Small Cap ............................. $672,343,219           40,426,798
Small Cap - post merger ............... $693,050,494           41,666,276

On May 1, 2002, the FTVIPT - Templeton Foreign Securities Fund (Foreign) acquired the net assets of the FTVIPT - Templeton International Smaller Companies Fund (International) pursuant to a plan of reorganization. The merger was accomplished by a taxable exchange, and accounted for as a purchase.

The selected financial information and shares outstanding immediately before and after the acquisition were as follows:

                                                       Class 1                            Class 2
                                        ---------------------------------------------------------------------
Fund Name                                Net Assets      NAV     Shares      Net Assets     NAV      Shares
-------------------------------------------------------------------------------------------------------------
International ......................... $ 13,775,492   $11.13   1,234,290  $  20,475,362   $11.11   1,839,213
Foreign ............................... $545,708,561   $12.15  44,908,453  $ 266,341,959   $12.03  22,143,863
Foreign - post merger ................. $559,484,053   $12.15  46,042,238  $ 286,817,321   $12.03  23,845,888

                                                  Fund Level
                                        ---------------------------------
Fund Name                                Net Assets              Shares
-------------------------------------------------------------------------
International ......................... $ 34,250,854            3,073,503
Foreign ............................... $812,050,520           67,052,316
Foreign - post merger ................. $846,301,374           69,888,126

Franklin Templeton Variable Insurance Products Trust

10. OTHER CONSIDERATIONS

Advisors, as the Fund's Manager, may serve as a member of various bondholders' steering committees, on credit committees, or may represent the Funds in certain corporate restructuring negotiations. Currently the Manager serves in one or more of these capacities for E&S (Spalding), Holt, Metrocall, Nextel International and Styling Technologies. As a result of this involvement, Advisors may be in possession of certain material non-public information. If the Fund's Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Designation

At December 31, 2001, more than 50% of the Mutual Discovery Securities Fund, the Templeton Developing Markets Securities Fund, the Templeton Foreign Securities Fund, the Templeton Global Asset Allocation Fund and the Templeton Growth Securities Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Funds intend to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them.

The following tables provide a breakdown by country of foreign source income and foreign taxes paid, as designated by each Fund, to Class 1 and Class 2 Shareholders of record on June 17, 2002.

MUTUAL DISCOVERY SECURITIES FUND

                                   Class 1                            Class 2
-----------------------------------------------------------------------------------------
                       Foreign Tax         Foreign        Foreign Tax         Foreign
                           Paid         Source Income         Paid         Source Income
Country                 Per Share         Per Share        Per Share         Per Share
-----------------------------------------------------------------------------------------
Austria                   0.0004           0.0018            0.0004           0.0018
Belgium                   0.0006           0.0246            0.0006           0.0242
Brazil                    0.0001           0.0004            0.0001           0.0003
Canada                    0.0012           0.0059            0.0012           0.0058
Denmark                   0.0002           0.0011            0.0002           0.0010
Finland                   0.0001           0.0004            0.0001           0.0004
France                    0.0031           0.0189            0.0031           0.0186
Germany                   0.0001           0.0017            0.0001           0.0017
Hong Kong                 0.0000           0.0006            0.0000           0.0006
Ireland                   0.0000           0.0083            0.0000           0.0082
Italy                     0.0001           0.0003            0.0001           0.0003
Japan                     0.0003           0.0015            0.0003           0.0014
Netherlands               0.0014           0.0065            0.0014           0.0064
Norway                    0.0009           0.0044            0.0009           0.0043
South Africa              0.0000           0.0005            0.0000           0.0005
South Korea               0.0003           0.0016            0.0003           0.0015
Spain                     0.0009           0.0047            0.0009           0.0046
Sweden                    0.0022           0.0160            0.0022           0.0157
Switzerland               0.0009           0.0050            0.0009           0.0049
United Kingdom            0.0046           0.0421            0.0046           0.0413
                         ------------------------------------------------------------
TOTAL                    $0.0174          $0.1463           $0.0174         $ 0.1435
                         ------------------------------------------------------------

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

                                   Class 1                            Class 2
-----------------------------------------------------------------------------------------
                       Foreign Tax         Foreign        Foreign Tax         Foreign
                           Paid         Source Income         Paid         Source Income
Country                 Per Share         Per Share        Per Share         Per Share
-----------------------------------------------------------------------------------------
Argentina                 0.0000           0.0026            0.0000           0.0024
Austria                   0.0006           0.0021            0.0006           0.0019
Brazil                    0.0026           0.0087            0.0026           0.0078
China                     0.0000           0.0027            0.0000           0.0025
Colombia                  0.0000           0.0002            0.0000           0.0001
Croatia                   0.0000           0.0004            0.0000           0.0003
Czech Republic            0.0002           0.0008            0.0002           0.0008
Egypt                     0.0000           0.0025            0.0000           0.0022
Estonia                   0.0000           0.0001            0.0000           0.0001
Finland                   0.0000           0.0001            0.0000           0.0000
Greece                    0.0000           0.0007            0.0000           0.0007
Hong Kong                 0.0000           0.0047            0.0000           0.0042
Hungary                   0.0002           0.0005            0.0002           0.0004
India                     0.0000           0.0014            0.0000           0.0013
Indonesia                 0.0009           0.0034            0.0009           0.0030
Malaysia                  0.0002           0.0003            0.0002           0.0003
Mexico                    0.0015           0.0155            0.0015           0.0138
Peru                      0.0000           0.0001            0.0000           0.0001
Philippines               0.0003           0.0006            0.0003           0.0005
Poland                    0.0002           0.0008            0.0002           0.0007
Russia                    0.0001           0.0005            0.0001           0.0005
Singapore                 0.0015           0.0073            0.0015           0.0065
Slovak Republic           0.0000           0.0002            0.0000           0.0001
South Africa              0.0001           0.0141            0.0001           0.0127
South Korea               0.0015           0.0048            0.0015           0.0043
Taiwan                    0.0002           0.0002            0.0002           0.0001
Thailand                  0.0001           0.0014            0.0001           0.0013
Turkey                    0.0000           0.0043            0.0000           0.0039
United Kingdom            0.0001           0.0013            0.0001           0.0012
Venezuela                 0.0000           0.0006            0.0000           0.0005
                      -------------------------------------------------------------------
TOTAL                    $0.0103          $0.0829           $0.0103         $ 0.0742
                      -------------------------------------------------------------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

                                  Class 1                            Class 2
-----------------------------------------------------------------------------------------
                       Foreign Tax         Foreign        Foreign Tax         Foreign
                           Paid         Source Income         Paid         Source Income
Country                 Per Share         Per Share        Per Share         Per Share
-----------------------------------------------------------------------------------------
Australia                 0.0000           0.0098            0.0000           0.0089
Bermuda                   0.0000           0.0038            0.0000           0.0034
Brazil                    0.0018           0.0115            0.0018           0.0104
Canada                    0.0007           0.0029            0.0007           0.0026
Finland                   0.0015           0.0065            0.0015           0.0059
France                    0.0023           0.0158            0.0023           0.0143
Germany                   0.0023           0.0154            0.0023           0.0139
Hong Kong                 0.0002           0.0211            0.0002           0.0191
Israel                    0.0001           0.0003            0.0001           0.0002
Italy                     0.0020           0.0059            0.0020           0.0053
Japan                     0.0016           0.0072            0.0016           0.0065
Mexico                    0.0004           0.0032            0.0004           0.0029
Netherlands               0.0029           0.0129            0.0029           0.0117
New Zealand               0.0009           0.0041            0.0009           0.0037
Philippines               0.0000           0.0001            0.0000           0.0001
South Korea               0.0013           0.0052            0.0013           0.0047
Spain                     0.0016           0.0074            0.0016           0.0066
Sweden                    0.0015           0.0108            0.0015           0.0097
Switzerland               0.0015           0.0069            0.0015           0.0063
United Kingdom            0.0083           0.0600            0.0083           0.0544
                         ------------------------------------------------------------
TOTAL                    $0.0309          $0.2108           $0.0309          $0.1906
                         ------------------------------------------------------------

TEMPLETON GLOBAL ASSET ALLOCATION FUND

                                  Class 1                            Class 2
-----------------------------------------------------------------------------------------
                       Foreign Tax         Foreign        Foreign Tax         Foreign
                           Paid         Source Income         Paid         Source Income
Country                 Per Share         Per Share        Per Share         Per Share
-----------------------------------------------------------------------------------------
Argentina                      0.0000      0.0002                 0.0000      0.0002
Australia                      0.0000      0.0028                 0.0000      0.0026
Belgium                        0.0000      0.0004                 0.0000      0.0004
Bermuda                        0.0000      0.0063                 0.0000      0.0058
Brazil                         0.0042      0.0268                 0.0042      0.0250
Bulgaria                       0.0000      0.0010                 0.0000      0.0010
Canada                         0.0016      0.0083                 0.0016      0.0078
Denmark                        0.0000      0.0004                 0.0000      0.0004
Finland                        0.0020      0.0101                 0.0020      0.0094
France                         0.0021      0.0148                 0.0021      0.0137
Germany                        0.0019      0.0199                 0.0019      0.0185
Hong Kong                      0.0000      0.0212                 0.0000      0.0197
Indonesia                      0.0011      0.0056                 0.0011      0.0052
Israel                         0.0002      0.0007                 0.0002      0.0007
Italy                          0.0028      0.0096                 0.0028      0.0089
Japan                          0.0020      0.0101                 0.0020      0.0094
Mexico                         0.0007      0.0083                 0.0007      0.0077
Netherlands                    0.0040      0.0210                 0.0040      0.0195
New Zealand                    0.0011      0.0060                 0.0011      0.0056
Norway                         0.0024      0.0123                 0.0024      0.0114
Panama                         0.0000      0.0003                 0.0000      0.0003
Peru                           0.0000      0.0010                 0.0000      0.0010
South Africa                   0.0000      0.0045                 0.0000      0.0042
South Korea                    0.0010      0.0044                 0.0010      0.0041
Spain                          0.0008      0.0046                 0.0008      0.0043
Sweden                         0.0032      0.0184                 0.0032      0.0171
Switzerland                    0.0009      0.0047                 0.0009      0.0044
Turkey                         0.0000      0.0005                 0.0000      0.0005
United Kingdom                 0.0080      0.0605                 0.0080      0.0562
Venezuela                      0.0000      0.0006                 0.0000      0.0005
                         ------------------------------------------------------------
TOTAL                         $0.0400     $ 0.2853               $0.0400     $ 0.2655
                         ------------------------------------------------------------

Franklin Templeton Variable Insurance Products Trust

TEMPLETON GROWTH SECURITIES FUND

                           Class 1                          Class 2
--------------------------------------------------------------------------------
                Foreign Tax       Foreign        Foreign Tax         Foreign
                    Paid       Source Income         Paid         Source Income
Country          Per Share       Per Share        Per Share         Per Share
--------------------------------------------------------------------------------
Argentina          0.0000         0.0021            0.0000           0.0020
Australia          0.0000         0.0101            0.0000           0.0097
Bermuda            0.0000         0.0033            0.0000           0.0032
Brazil             0.0047         0.0283            0.0047           0.0271
Canada             0.0011         0.0048            0.0011           0.0046
China              0.0000         0.0054            0.0000           0.0051
Finland            0.0013         0.0069            0.0013           0.0066
France             0.0002         0.0013            0.0002           0.0012
Germany            0.0014         0.0110            0.0014           0.0105
Hong Kong          0.0000         0.0235            0.0000           0.0225
Italy              0.0004         0.0023            0.0004           0.0022
Japan              0.0006         0.0034            0.0006           0.0033
Mexico             0.0003         0.0033            0.0003           0.0031
Netherlands        0.0016         0.0085            0.0016           0.0081
New Zealand        0.0004         0.0019            0.0004           0.0018
Singapore          0.0004         0.0044            0.0004           0.0042
South Korea        0.0015         0.0072            0.0015           0.0069
`Spain             0.0017         0.0088            0.0017           0.0084
Sweden             0.0016         0.0085            0.0016           0.0081
Switzerland        0.0004         0.0023            0.0004           0.0022
United Kingdom     0.0056         0.0427            0.0056           0.0408
                  --------------------------------------------------------------
TOTAL             $0.0232        $0.1900           $0.0232          $0.1816
                  --------------------------------------------------------------

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Semiannual Report
Franklin Templeton Variable Insurance Products Trust

Investment Managers
Franklin Advisers, Inc.
Franklin Advisory Services, LLC
Franklin Mutual Advisers, LLC
Templeton Asset Management, Ltd., Singapore
Templeton Global Advisors Limited
Templeton Investment Counsel, LLC

Distributor
Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are generally sold only to insurance company separate accounts ("Separate Account") to serve as the investment vehicles for both variable annuity and variable life insurance contracts. This report must be preceded or accompanied by the current
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the FTVIP prospectuses, which contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before
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FTVIP S2002 08/02            [RECYCLED PAPER GRAPHIC] Printed on recycled paper